EXECUTION COPY







________________________________________________________________________________


                          THE CHALONE WINE GROUP, LTD.


$5,000,000 Adjustable Rate Senior Secured Notes, Series A,
   Due September 15, 2010

 $10,000,000 Adjustable Rate Senior Secured Notes, Series B,
   Due September 15, 2010

 $15,000,000 Adjustable Rate Senior Secured Notes, Series C,
   Due September 15, 2010


                            _______________________
                              AMENDED AND RESTATED
                            NOTE PURCHASE AGREEMENT
                            _______________________


                           Dated as of April 19, 2002


________________________________________________________________________________


                               TABLE OF CONTENTS

                                                                            PAGE



1.  Amendment and Restatement; Guaranties; Security...........................1

        1.1 Amendment and Restated Note Purchase Agreement and Notes..........1

        1.2 Guarantee ........................................................2

        1.3 Security for the Notes and Subsidiary Guarantee Agreements .......2

        1.4 Intercreditor Agreement ..........................................2

2.  Issuance and Exchange Of Notes ...........................................3

3.  Closing...................................................................3

4.  Conditions To Closing ....................................................3

        4.1 Representations and Warranties ...................................3

        4.2 Performance; No Default...........................................3

        4.3 Compliance Certificates ..........................................3

        4.4 Opinions of Counsel...............................................4

        4.5 Original Subsidiary Guarantee Agreement...........................4

        4.6 Purchase Permitted By Applicable Law, etc ........................4

        4.7 Exchange of Other Notes ..........................................5

        4.8 Payment of Special Counsel Fees ..................................5

        4.9 Private Placement Number..........................................5

        4.10 Changes in Corporate Structure ..................................5

        4.11 Collateral Documents; Related Transactions; Collateral Due
               Diligence .....................................................5

        4.12 Consent of Other Holders.........................................6

        4.13 Pro-Forma Debt to EBITDA Ratio ..................................6

        4.14 Proceedings and Documents .......................................7

5.  Representations And Warranties Of The Company.............................7

5.1 Organization; Power and Authority.........................................7

5.2 Authorization, etc........................................................7

5.3 Disclosure................................................................8

5.4 Organization and Ownership of Shares of Subsidiaries; Affiliates..........8

                               TABLE OF CONTENTS

                                  (CONTINUED)

                                                                            PAGE


        5.5 Financial Statements .............................................9

        5.6 Compliance with Laws and Instruments .............................9

        5.7 Governmental Authorizations, etc..................................9

        5.8 Litigation; Observance of Agreements, Statutes and Orders ........9

        5.9 Taxes ...........................................................10

        5.10 Title to Property; Leases.......................................10

        5.11 Licenses, Permits, etc. ........................................10

        5.12 Compliance with ERISA...........................................11

        5.13 Intentionally Omitted ..........................................12

        5.14 Use of Proceeds; Margin Regulations ............................12

        5.15 Existing Debt; Future Liens ....................................12

        5.16 Intentionally Omitted ..........................................12

        5.17 Status under Certain Statutes...................................12

        5.18 Environmental Matters...........................................12

        5.19 [Intentionally Omitted].........................................13

        5.20 Solvency........................................................13

        5.21 Consolidated and Integrated Business of the Company and
               its Restricted Subsidiaries...................................14

        5.22 No Burdensome Restrictions......................................14

        5.23 Matters Relating to the Collateral .............................14

        5.24 Credit Agreement Representations................................15

6.  Representations Of The Purchasers........................................15

        6.1 Purchase for Investment .........................................15

        6.2 Source of Funds..................................................15

7.  Information As To Company................................................16

        7.1 Financial and Business Information ..............................16

        7.2 Additional Information...........................................18

                               TABLE OF CONTENTS

                                  (CONTINUED)

                                                                            PAGE


        7.3 Inspection ......................................................20

8.  Prepayment Of The Notes .................................................20

        8.1 Required Prepayments.............................................20

        8.2 Optional Prepayments with Make-Whole Amount .....................21

        8.3 Allocation of Partial Prepayments................................22

        8.4 Maturity; Surrender, etc. .......................................22

        8.5 Purchase of Notes................................................22

        8.6 Make-Whole Amount................................................22

9.  Affirmative Covenants ...................................................24

        9.1 Compliance with Law .............................................24

        9.2 Insurance .......................................................24

        9.3 Maintenance of Properties; Action under Environmental Laws ......25

        9.4 Payment of Taxes and Claims .....................................25

        9.5 Corporate Existence, etc.........................................26

        9.6 [Intentionally Omitted.].........................................26

        9.7 Further Assurances and Additional Acts...........................26

        9.8 Proceeds of Events of Loss ......................................27

        9.9 Post-Closing Matters ............................................27

10. Negative Covenants.......................................................27

        10.1 Transactions with Affiliates ...................................27

        10.2 Restrictions on Fundamental Changes ............................27

        10.3 Liens; Negative Pledges ........................................28

        10.4 Financial Covenants ............................................28

        10.5 Indebtedness ...................................................30

        10.6 Intentionally Omitted ..........................................32

        10.7 Distributions...................................................32

        10.8 Loans and Investments ..........................................33

                               TABLE OF CONTENTS

                                  (CONTINUED)

                                                                            PAGE


        10.9 Sale of Assets .................................................34

        10.10 Limitations on Sale-and-Leaseback Transactions ................34

        10.11 Subsidiary Guarantors .........................................35

        10.12 Line of Business ..............................................36

        10.13 Change of Control .............................................36

        10.14 Amendments of Certain Documents ...............................36

        10.15 Redemption of Subordinated Debt................................37

        10.16 Hazardous Substances ..........................................37

        10.17 Accounting Changes.............................................37

        10.18 Foreign Subsidiaries...........................................37

11. Events Of Default........................................................37

12. Remedies On Default, Etc.................................................40

        12.1 Acceleration ...................................................40

        12.2 Other Remedies .................................................41

        12.3 Rescission......................................................41

        12.4 No Waivers or Election of Remedies, Expenses, etc. .............42

13. Registration; Exchange; Substitution Of Notes ...........................42

        13.1 Registration of Notes...........................................42

        13.2 Transfer and Exchange of Notes .................................42

        13.3 Replacement of Notes ...........................................43

14. Payment Of Notes ........................................................43

        14.1 Place of Payment ...............................................43

        14.2 Home Office Payment ............................................43

15. Expenses, Etc. ..........................................................44

        15.1 Transaction Expenses............................................44

        15.2 Survival .......................................................44

16. Survival Of Representations And Warranties; Entire Agreement.............44

                               TABLE OF CONTENTS

                                  (CONTINUED)

                                                                            PAGE

17. Amendment And Waiver ....................................................45

        17.1 Requirements....................................................45

        17.2 Solicitation of Holders of Notes................................45

        17.3 Binding Effect, etc.............................................45

        17.4 Notes Held by Company, etc......................................46

18. Notices..................................................................46

19. Reproduction Of Documents................................................46

20. Confidential Information.................................................47

21. Substitution Of Purchaser; Participation ................................48

22. Miscellaneous............................................................48

        22.1 Successors and Assigns..........................................48

        22.2 Payments Due on Non-Business Days ..............................48

        22.3 Severability....................................................49

        22.4 Construction ...................................................49

        22.5 Counterparts ...................................................49

        22.6 Governing Law; Jurisdiction and Service of Process..............49

        22.7 Agents for Service of Process ..................................50

        22.8 Waiver of Jury Trial ...........................................50

                               TABLE OF CONTENTS
                                  (CONTINUED)


SCHEDULES

Schedule A              Information  Relating to Purchasers
Schedule B              Defined Terms
Schedule 4.10           Corporate Changes
Schedule 5.4            Subsidiaries
Schedule 5.5            Financial Statements
Schedule 5.8            Litigation
Schedule 5.11           Licenses
Schedule 5.15           Existing Debt; Existing Liens
Schedule 10.9           Specified Assets


 EXHIBITS

Exhibit 1-A             Form of Series A Note
Exhibit 1-B             Form of Series B Note
Exhibit 1-C             Form of Series C Note
Exhibit 4.4(a)          Form of Opinion of Counsel for the Company
Exhibit 4.4(b)          Form of Opinion of Special Washington Counsel for the
                          Purchasers
Exhibit 4.5             Form of Subsidiary Guarantee Agreement
Exhibit 10.11(a)        Representations and Warranties of Original Subsidiary
                          Guarantors
Exhibit A               Form of Deed of Trust
Exhibit B               Form of Environmental Indemnity
Exhibit C               Form of Patent and Trademark Security Agreement
Exhibit D               Form of Security Agreement
Exhibit E               Form of Intercreditor Agreement
Exhibit F               Form of Compliance Certificate
Exhibit G               Form of Update Certificate

                          THE CHALONE WINE GROUP, LTD.
                                621 Airpark Road
                             Napa, California 94558


$ 5,000,000 Adjustable Rate Senior Secured Notes, Series A,
    Due September 15, 2010
$ 10,000,000 Adjustable Rate Senior Secured Notes, Series B,
    Due September 15, 2010
$ 15,000,000 Adjustable Rate Senior Secured Notes, Series C,
    Due September 15, 2010

                                                                  April 19, 2002

TO EACH OF THE PURCHASERS LISTED IN
        THE ATTACHED SCHEDULE A:

Ladies and Gentlemen:

         THE CHALONE WINE GROUP, LTD., a California corporation (the "Company"), in consideration of the mutual promises herein contained and for other good and valuable consideration agrees with each of the purchasers named in Schedule A to this Agreement (the "Purchasers") as follows:

1.      AMENDMENT AND RESTATEMENT; GUARANTIES; SECURITY

         1.1    Amendment and Restated Note Purchase Agreement and Notes.

         The Purchasers and the Company are parties to that certain Note Purchase Agreement dated as of September 15, 2000 as amended by the First Amendment, Consent and Waiver dated as of February 9, 2001 (as so amended, the "Original Note Purchase Agreement"), pursuant to which the Company authorized the issue and sale of, and the Purchasers purchased, the (i) $5,000,000 8.90% Senior Guaranteed Notes, Series A, Due September 15, 2010 (the "Original Series A Notes"); (ii) $10,000,000 8.93% Senior Guaranteed Notes, Series B, Due September 15, 2010 (the "Original Series B Notes"); and (iii) $15,000,000 9.05% Senior Guaranteed Notes, Series C, Due September 15, 2010 (the "Original Series C Notes", and together with the Original Series A Notes and the Original Series B Notes, the "Original Notes").

         On the Closing (as defined below) the company will amend and restate the Original Notes in the form of Exhibit 1. Reference in this Agreement to the "Series A Notes" shall be a reference to the Original Series A Notes as amended and restated in the form of Exhibit 1-A. Reference in this Agreement to the "Series B Notes" shall be a reference to the Original Series B Notes as amended and restated in the form of Exhibit 1-B. Reference in this Agreement to the "Series C Notes" shall be a reference to the Original Series C Notes as amended and restated in the form of Exhibit 1-C. Reference in this Agreement to the "Notes" shall be a reference to the Original Notes as so amended and restated in said Exhibit 1 with such changes therefrom, if any, as may be approved by you and the Company.

         Each of the Notes shall bear interest from the date thereof until such Note shall become due and payable in accordance with the terms thereof and hereof (whether at maturity, by acceleration or otherwise) at the applicable Adjustable Rate. Interest on each Note shall be computed on the basis of a 360 day year of twelve 30 day months. Notwithstanding the foregoing, the Company shall pay interest on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount at the applicable Default Rate in accordance with the Notes. Certain capitalized terms used in this Agreement are defined in Schedule B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

         The Company and the Purchasers now desire to amend and restate the Original Note Purchase Agreement and the Original Notes to, among other things,
(a) amend certain covenants and related definitions, (b) provide for additional collateral to secure the obligations represented by the Notes and the Guarantee,
(c) waive certain Defaults and Events of Default existing under the Original Note Purchase Agreement and (d) make certain other changes to the Original Note Purchase Agreement.

         1.2    Guarantee.

         The payment and performance obligations of the Company under and pursuant to this Agreement and the Notes are to be fully and unconditionally guaranteed by each of the Subsidiary Guarantors pursuant to the Subsidiary Guarantee Agreements.

         1.3    Security for the Notes and Subsidiary Guarantee Agreements.

         The Notes and the obligations of the Subsidiary Guarantors under the Subsidiary Guarantee Agreements shall be secured, equally and ratably, by the Collateral Documents.

         1.4    Intercreditor Agreement.

         The collateral described in the Collateral Documents shall be held by Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch, as Collateral Agent for the benefit of the Purchasers and the Bank Lenders (the "Collateral Agent") pursuant to the Intercreditor and Collateral Agency Agreement dated as of the date hereof and in substantially the form attached hereto as Exhibit E (the "Intercreditor Agreement") among the Purchasers, the Collateral Agent and the banks which are parties to the Credit Agreement (the "Bank Lenders"). The Intercreditor Agreement shall recognize (a) the first perfected interest and rights of the Purchasers and the Bank Term Lenders in the Real Estate Collateral, (b) the second perfected interest and rights of the Bank Revolver Lenders in the Real Estate Collateral, (c) the first perfected interest and rights of the Bank Revolver Lenders in the Accounts and Inventory Collateral, (d) the second perfected interest and rights of the Purchasers and the Bank Term Lenders in the Accounts and Inventory Collateral, and (e) the pari passu perfected interest and rights of the Purchasers and the Bank Lenders in the Intellectual Property Collateral.

2.       ISSUANCE AND EXCHANGE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Company will issue the amended and restated Notes to each Purchaser upon surrender by them of the Original Notes for cancellation by the Company. The obligation of each Purchaser shall be several and not joint and no Purchaser shall have any obligation or any liability to any Person for the performance or nonperformance by any other Purchaser hereunder.

3.       CLOSING.

         The issue and exchange of the Notes shall occur at the offices of Farella Braun & Martel LLP, at 10:00 a.m., Central time, at a closing (the "CLOSING") on April 19, 2002 or on such other Business Day thereafter on or prior to April 30, 2002 as may be agreed upon by the Company and the Purchasers (the "CLOSING DATE"). If at the Closing the Company shall fail to tender such Notes to be purchased by any Purchaser as provided above in this Section 3, or any of the conditions specified in Section 4 shall not have been fulfilled to such Purchaser's satisfaction, such Purchaser shall, at its election, be relieved of all further obligations under this Agreement, without thereby waiving any rights such Purchaser may have by reason of such failure or such non-fulfillment.

4.       CONDITIONS TO CLOSING.

         Each Purchaser's obligation to exchange the Original Notes for the Notes to be issued to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to or at the Closing, of the following conditions:

         4.1    Representations and Warranties.

         The representations and warranties of the Company in this Agreement, and the representations and warranties of the Original Subsidiary Guarantors contained in Exhibit 10.11(a) to this Agreement, shall be correct when made and at the time of the Closing.

         4.2    Performance; No Default.

         The Company and each of the Original Subsidiary Guarantors shall have performed and complied with all agreements and conditions contained in this Agreement, the Collateral Documents and the Subsidiary Guarantee Agreements required to be performed or complied with by it prior to or at the Closing and after giving effect to the issue and exchange of the Notes and no Default or Event of Default shall have occurred and be continuing.

         4.3    Compliance Certificates.

                (a) Officer's Certificate of the Company. The Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.10 have been fulfilled.

                (b) Secretary's Certificate of the Company.The Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Notes, this Agreement and the Collateral Documents.

                (c) Officer's Certificate of the Guarantors. Each Original Subsidiary Guarantor shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in Sections 4.1, 4.2 and 4.10 have been fulfilled in respect of such Original Subsidiary Guarantor.

                (d) Secretary's Certificate of the Guarantors. Each Original Subsidiary Guarantor shall have delivered to you a certificate certifying as to the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the subject Original Subsidiary Guarantee Agreement and the subject Collateral Documents.

         4.4    Opinions of Counsel.

         You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Farella Braun & Martel LLP, counsel for the Company and the Original Subsidiary Guarantors, covering the matters set forth in Exhibit 4.4(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Company hereby instructs its counsel to deliver such opinion to you) and (b) from Davis Wright Termaine LLP, your special Washington local real estate counsel in connection with such transactions, substantially in the form set forth in Exhibit 4.4(b) and covering such other matters incident to such transactions as each Purchaser may reasonably request.

         4.5    Original Subsidiary Guarantee Agreement.

         You shall have received a counterpart original of a Subsidiary Guarantee Agreement, duly executed and delivered by each of the Original
Subsidiary Guarantors, in substantially the form set forth in Exhibit 4.5 (collectively, the "Subsidiary Guarantee Agreements"), together with such other documents as to each Original Subsidiary Guarantor as are sufficient to comply with Section 10.11, and each Subsidiary Guarantee Agreement shall be in full force and effect.

         4.6    Purchase Permitted By Applicable Law, etc.

         On the Closing Date each Purchaser's exchange of Notes shall (i) be permitted by the laws and regulations of each jurisdiction to which it is subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (ii) not violate any applicable law or regulation (including, without limitation, Regulation U, T or X of the Board of Governors of the Federal Reserve System) and (iii) not subject any Purchaser to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by any Purchaser, such Purchaser shall have received an Officer's Certificate certifying as to such matters of fact as such Purchaser may reasonably specify to enable such Purchaser to determine whether such exchange is so permitted.

         4.7    Exchange of Other Notes.

         Contemporaneously with the Closing the Company shall issue the Notes to the Purchasers and the Purchasers shall exchange the Original Notes to be exchanged by them at the Closing as specified in Schedule A.

         4.8    Payment of Special Counsel Fees.

         Without limiting the provisions of Section 15.1, the Company shall have paid on or before the Closing the reasonable fees, charges and disbursements of McDermott, Will & Emery, the Purchasers' special counsel and the Purchasers' special Washington local real estate counsel referred to in Section 4.4 to the extent reflected in a statement of each such counsel rendered to the Company at least one Business Day prior to the Closing.

         4.9    Private Placement Number.

         A Private Placement number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for each series of the Notes, if necessary. 4.10 Changes in Corporate Structure. Except as specified in Schedule 4.10, neither the Company nor any Original Subsidiary Guarantor shall have changed its jurisdiction of incorporation or been a party to any merger or consolidation nor shall it have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in Schedule 5.5.

         4.11 Collateral Documents; Related Transactions; Collateral Due Diligence.

                (a) Each of the Collateral Documents shall have been duly executed and delivered in the respective forms thereof and shall be in full force and effect and all of the security interests granted thereunder shall be duly perfected to the satisfaction of the Purchasers.

                (b) The Credit Agreement and the Intercreditor Agreement shall have been duly executed and delivered by the parties thereto and all of the transactions contemplated thereby shall have been consummated to the satisfaction of the Purchasers.

                (c) The Purchasers shall have received the following, in form and substance satisfactory to the Purchasers:

                        (i) evidence that all filings, registrations and recordings have been made in the appropriate governmental offices, and all other action has been taken, which shall be necessary to create, in favor of the Collateral Agent on behalf of the Purchasers, a perfected first or second, as the case may be, priority Lien on the Collateral, including evidence of recordation of the Deeds of Trust (which may consist of a written or telephonic confirmation from the title insurance company), and filing of completed UCC-1 financing statements, in each case in the appropriate governmental offices;

                        (ii) the results, dated as of a recent date prior to the Closing Date, of searches conducted (A) in the UCC filing records in each of the governmental offices in each jurisdiction in which personal property and fixture Collateral is located, and (B) of the records maintained by the U.S. Patent and Trademark Office and Copyright Office with respect to all United States patents and patent applications and all United States registered trademarks and United States registered copyrights constituting Collateral, which shall have revealed no Liens with respect to any of the Collateral except Permitted Liens;

                        (iii) a title insurance policy ( or a binding commitment therefor) for the Deeds of Trust (A) issued by a title insurance company of recognized standing satisfactory to the Purchasers, (B) on an ALTA lender's extended coverage policy, in an amount and form satisfactory to the Purchasers, (C) naming the Collateral Agent, for the ratable benefit of the Secured Parties, as the insured thereunder, (D) insuring that the Deeds of Trust insured thereby create a valid first priority Lien on the property covered by each such Deed of Trust, subject to no other Liens, other than Permitted Liens, and to no other exceptions, other than those satisfactory to the Purchasers, and
(E) containing such endorsements and affirmative coverage as the Purchasers or any Lender (through the Purchasers) may reasonably request; and

                        (iv) such surveys, appraisals, collateral audits, consents of landlords, estoppels from landlords, tenant subordination agreements and other documents and instruments in connection with the Deeds of Trust as shall reasonably be deemed necessary by the Purchasers.

         4.12   Consent of Other Holders.

         Any consents or approvals required to be obtained from any Holder or holder of any outstanding debt of the Company or any Original Subsidiary Guarantor and any amendments of agreements pursuant to which any debt may have been incurred by the Company or any Original Subsidiary Guarantor, which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained and all such consents, approvals or amendments shall be satisfactory in form and substance to each Purchaser and special counsel to the Purchasers.

         4.13   Pro-Forma Debt to EBITDA Ratio.

         The ratio of (a) Consolidated Indebtedness PLUS six times Consolidated Rent Expense to (b) Consolidated EBITDA (measured on a trailing 12-month basis) plus one times Consolidated Rent Expense, in each case, measured on a trailing 12-month basis, shall not be greater than 5.75 to 1.00, measured on a pro forma basis (after giving effect to the transactions and borrowings contemplated hereunder and under the Credit Agreement) as of the last day of the immediately preceding fiscal month.

         4.14   Proceedings and Documents.

         All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to each Purchaser and the Purchasers' special counsel, and each Purchaser and the Purchasers' special counsel shall have received all such counterpart originals or certified or other copies of such documents as each Purchaser or special counsel to the Purchasers' may reasonably request.

5.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

         The Company represents and warrants to the Purchasers that:

         5.1    Organization; Power and Authority.

         The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Company has the corporate or other legal entity power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Collateral Documents and the Notes and to perform the provisions hereof and thereof.

         5.2    Authorization, etc.

         This Agreement, the Collateral Documents and the Notes have been duly authorized by all necessary corporate or other legal entity action on the part of the Company, and this Agreement and the Collateral Documents constitute, the legal, valid and binding obligations and contracts of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon execution and delivery thereof, each Note will constitute a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (b) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or in law).

         5.3    Disclosure.

         This Agreement, the Collateral Documents, the documents, certificates or other communications made or delivered to each Purchaser by or on behalf of the Company and the Original Subsidiary Guarantors in connection with the transactions contemplated hereby and the financial statements listed in Schedule 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since
December 31, 2001, there has been no change in the financial condition, operations, business or properties of the Company or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other communications made or delivered to you by or on behalf of the Company or any Original Subsidiary Guarantor specifically for use in connection with the transactions contemplated hereby.

         5.4    Organization and Ownership of Shares of Subsidiaries;Affiliates.

                (a) Schedule 5.4 contains (except as noted therein) complete and correct lists (i) of the Company's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its Capital Stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Restricted Subsidiaries, (iii) of the Company's Affiliates, other than Subsidiaries, and (iv) of the Company's directors and senior officers.

                (b) All of the outstanding shares of Capital Stock or similar equity interests of each Subsidiary shown in Schedule 5.4 as being owned by the Company and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Company or another Subsidiary free and clear of any Lien (except as otherwise disclosed in Schedule 5.4).

                (c) Each Subsidiary identified in Schedule 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

                (d) No Subsidiary is a party to, or otherwise subject to any legal restriction or any agreement (other than this Agreement, the agreements listed on Schedule 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Company or any of its Subsidiaries that owns outstanding shares of Capital Stock or similar equity interests of such Subsidiary.

         5.5    Financial Statements.

         The Company has delivered to each Purchaser copies of the financial statements of the Company and its Subsidiaries listed on Schedule 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all Material respects the consolidated financial position of the Company and its Subsidiaries as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments and the absence of notes).

         5.6    Compliance with Laws and Instruments.

         The execution, delivery and performance by the Company of this Agreement, the Collateral Documents and the Notes will not (i) contravene, result in any breach of, or constitute a default under, or, unless permitted hereunder, result in the creation of any Lien in respect of any property of the Company or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter or by-laws, or any other agreement or instrument to which the Company or any Subsidiary is bound or by which the Company or any Subsidiary or any of their respective properties may be bound or affected, (ii) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Company or any Subsidiary, or (iii) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Company or any Subsidiary.

         5.7    Governmental Authorizations, etc.

         No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by the Company of this Agreement, the Collateral Documents or the Notes. 5.8 Litigation; Observance of Agreements, Statutes and Orders.

                (a) Except as disclosed in Schedule 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any property of the Company or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

                (b) Neither the Company nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         5.9    Taxes.

         The Company and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate Material, or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Company or a Subsidiary has established adequate reserves in accordance with GAAP. The Company knows of no basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Company and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of the Company and its Subsidiaries have been paid for all fiscal years up to and including the fiscal year ended March 31, 2000.

         5.10   Title to Property; Leases.

         The Company and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in Section 5.5 or purported to have been acquired by the Company or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited by this Agreement. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all Material respects.

         5.11   Licenses, Permits, etc.

         Except as disclosed in Schedule 5.11,

                (a) the Company and its Subsidiaries own, possess or have the right to use all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks, technology, know-how, processes and trade names, or rights thereto (collectively "Intellectual Property"), that individually or in the aggregate are Material, without known conflict with the rights of others;

                (b) to the best knowledge of the Company, no product of the Company or any Subsidiary infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person;

                (c) to the best knowledge of the Company, there is no Material violation by any Person of any right of the Company or any of its Subsidiaries with respect to any Intellectual Property or other right owned or used by the Company or any of its Subsidiaries; and

                (d) the Company and each Subsidiary owns, or has the legal right to use, (subject to the common law rights of another user) all Intellectual Property necessary for each of them to conduct its business as currently conducted except for those which the failure to own or have such legal right to use could not have a Material Adverse Effect.

         5.12   Compliance with ERISA.

                (a) The Company and each ERISA Affiliate have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any ERISA Affiliate has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by the Company or any ERISA Affiliate, or in the imposition of any Lien on any of the rights, properties or assets of the Company or any ERISA Affiliate, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

                (b) The Company does not maintain any Plan that is a defined benefit pension plan subject to Title IV of ERISA.

                (c) The Company and its ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

                (d) The expected postretirement benefit obligation (determined as of the last day of the Company's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by section 4980B of the Code) of the Company and its Subsidiaries is not Material.

                (e) The execution and delivery of this Agreement, the Collateral Documents and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of section 406 of ERISA or in connection with which a tax could be imposed pursuant to section 4975(c)(1)(A)-(D) of the Code. The representation by the Company in the first sentence of this Section 5.12(e) is made in reliance upon and subject to (i) the accuracy of each Purchaser's representation in Section 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by such Purchaser and (ii) the assumption, made solely for the purpose of making such representation, that Department of Labor Interpretive Bulletin 75-2 with respect to prohibited transactions remains valid in the circumstances of the transactions contemplated herein.

         5.13   Intentionally Omitted.

         5.14   Use of Proceeds; Margin Regulations.

         Margin stock does not constitute more than 5% of the value of the consolidated assets of the Company and its Subsidiaries and the Company does not have any present intention that margin stock will constitute more than 5% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

         5.15   Existing Debt; Future Liens.

                (a) Except as described therein, Schedule 5.15 sets forth a complete and correct list of all outstanding Debt of the Company and its Subsidiaries as of the Closing Date since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Subsidiaries. Neither the Company nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or any such Subsidiary and no event or condition exists with respect to any Debt of the Company or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                (b) Except as described in Schedule 5.15,neither the Company nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by
Section 10.3.

                (c) The Original Subsidiary Guarantors will derive a commercial benefit by their execution and delivery of the Subsidiary Guarantee Agreements generally and, in certain other respects, as more specifically described in Section 5.21 hereto.

         5.16   Intentionally Omitted.

         5.17   Status under Certain Statutes.

         Neither the Company nor any Subsidiary is subject to regulation under the Investment Company Act of 1940, as amended, the Public Utility Holding Company Act of 1935, as amended, the Interstate Commerce Act, as amended, or the Federal Power Act, as amended.

         5.18   Environmental Matters.

         As of the date of the Closing, neither the Company nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Company or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. As of the Closing Date, except as otherwise disclosed to the Purchasers in writing,

                (a) neither the Company nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                (b) neither the Company nor any Subsidiaries has stored or has knowledge of any storage of any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them and has not disposed, nor has any knowledge of any disposal, of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                (c) neither the Company nor any of its Subsidiaries has knowledge that any buildings on any real properties now owned, leased or operated by the Company or any of its Subsidiaries are not in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

         5.19   [Intentionally Omitted].

         5.20   Solvency.

         Each of the Company and the Original Subsidiary Guarantors is, and upon giving effect to the exchange of the Notes and the execution of this Agreement and the Subsidiary Guarantee Agreements will be, a "solvent institution", as said term is used in section 1405(c) of the New York State Insurance Law, whose "obligations are not in default as to principal or interest", as said terms are used in said section 1405(c). Each of the Company and the Original Subsidiary Guarantors has capital not unreasonably small in relation to its respective business or any contemplated or undertaken transaction and has assets having a value both at fair valuation and at present fair salable value greater than the amount required to pay its debts as they become due and greater than the amount that will be required to pay its respective probable liability on its existing debts as they become absolute and matured. Neither the Company nor any Original Subsidiary Guarantor intends to incur, or believes or should have believed that it will incur, debts beyond its ability to pay such debts as they become due. Neither the Company nor any Original Subsidiary Guarantor will be rendered insolvent by the execution and delivery of, and performance of its respective obligations under, this Agreement, the Notes and the Subsidiary Guarantee Agreements.

         5.21 Consolidated and Integrated Business of the Company and its Restricted Subsidiaries.

         The Company and its Restricted Subsidiaries share centralized administration of the winery functions of each entity including finance, sales and marketing. Such centralized administration is performed at the Company's Napa office. This facility also includes a central distribution center in which substantially all of the Company's and its Restricted Subsidiaries' wines are stored prior to shipping.

         Sales  and   marketing  of  all  of  the   Company's   and   Restricted
Subsidiaries' wines within the State of California are made through the Company's own sales forces and one or more wholesalers. The Company uses a single broker for all wholesale California sales of the Company and its Restricted Subsidiaries. Furthermore, all of the Company's and Restricted Subsidiaries' wineries are operated under the overall supervision of the Company's Chief Executive Officer.

         The Company and its Restricted Subsidiaries prepare consolidated financial statements and present their financial reporting on a consolidated basis.

         5.22   No Burdensome Restrictions.

         Neither the Company nor any Original Subsidiary Guarantor is a party to any agreement or instrument or subject to any other obligation or any charter or corporate restriction or any provision of any applicable law, rule or regulation which, individually or in the aggregate, could have a Material Adverse Effect.

         5.23   Matters Relating to the Collateral.

         The Liens granted in favor of the Collateral Agent pursuant to the Collateral Documents in respect of the collateral described therein constitute and will constitute first and second, as the case may be, priority (subject to Permitted Liens) perfected security interests under the Uniform Commercial Code as in effect in each applicable jurisdiction, entitled to all rights, benefits and priorities as provided by such Uniform Commercial Code or other applicable law. Upon the filing of financing statements relating to such security interests in each office and in each jurisdiction where required in order to perfect the security interests described above and recordations of the Security Agreements and/or the Patent and Trademark Security Agreements in the United States Patent and Trademark Office and the United States Copyright Office, all such action as is necessary or advisable to establish such rights of the Collateral Agent will have been taken. There will be upon execution and delivery of the Security Agreements and Patent and Trademark Security Agreements and such filings no necessity for any further action in order to preserve, protect and continue such rights, except the filing of continuation statements with respect to such financing statements within six months prior to each five year anniversary of the filing of such financing statements.

         5.24   Credit Agreement Representations.

         The representations and warranties set forth in Article IX of the Credit Agreement are hereby incorporated by reference herein as if such representations and warranties were set forth herein in full. The information contained in the Schedules to the Credit Agreement are hereby incorporated by reference herein as if such information were set forth herein in full

6.       REPRESENTATIONS OF THE PURCHASERS.

         6.1    Purchase for Investment.

         Each Purchaser represents that it purchased the Notes for its own account or for one or more separate accounts maintained by it for the account of one or more pension or trust funds and not with a view to the distribution thereof, PROVIDED THAT the disposition of such Purchaser's property shall at all times be within its control; PROVIDED FURTHER that such Purchaser shall not be prohibited from creating security interests, including any pledge or assignment, to any Federal Reserve Bank in accordance with applicable law or by any Purchaser which is a Farm Credit System entity, to the Farm Credit Funding Corp. or other appropriate funding sources and entities within the Farm Credit System in accordance with applicable law. Each Purchaser understands that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Company is not required to register the Notes.

         6.2    Source of Funds.

         Each Purchaser represents that at least one of the following statements is an accurate representation as to each source of funds (a "SOURCE") which was used by such Purchaser to pay the purchase price of the Notes to be purchased by such Purchaser hereunder:

                (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceed ten percent (10%) of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed by such Purchaser with such Purchaser's state of domicile; or

                (b) the Source is either (i) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or
(ii) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as such Purchaser has disclosed to the Company in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the "QPAM Exemption") managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part I(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in the Company and (i) the identity of such QPAM and (ii) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Company in writing pursuant to this paragraph (c); or

                (d)     the Source is a governmental plan; or

                (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Company in writing pursuant to this paragraph (e); or

                (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

         If any Purchaser or any subsequent transferee of the Notes indicates that such Purchaser or such transferee is relying on any representation contained in paragraph (b), (c) or (e) above, the Company shall deliver on the Closing Date and on the date of any applicable transfer a certificate, which shall either state that (i) it is neither a party in interest nor a "disqualified person" (as defined in Section 4975(e)(2) of the Internal Revenue Code of 1986, as amended), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan, identified pursuant to paragraph (c) above, neither it nor any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan. As used in this Section 6.2, the terms "employee benefit plan", "governmental plan", "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

7.       INFORMATION  AS TO COMPANY.

         7.1    Financial and Business Information.

         The Company shall deliver to each Holder:

                (a) as soon as available and in any event within 45 days after the end of the first three fiscal quarters of each fiscal year, a consolidated and consolidating balance sheet of the Company and its Subsidiaries as of the end of such quarter, and the related consolidated and, as to statements of income only, consolidating statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries for such quarter and the portion of the fiscal year through the end of such quarter, prepared in accordance with GAAP consistently applied, subject to changes resulting from normal, year-end audit adjustments and except for the absence of notes all in reasonable detail and setting forth in comparative form the figures for the corresponding period in the preceding fiscal year, together with a certificate of a Responsible Officer of the

Company stating that such financial statements fairly present the financial condition of the Company and its Subsidiaries as at such date and the results of operations of the Company and its Subsidiaries for the period ended on such date and have been prepared in accordance with GAAP consistently applied, subject to changes resulting from normal, year-end audit adjustments and except for the absence of notes;

                (b) as soon as available and in any event within 90 days after the end of each fiscal year, a consolidated and consolidating balance sheet of the Company and its Subsidiaries as of the end of such fiscal year, and the related consolidated and, as to statements of income only, consolidating statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries for such fiscal year, prepared in accordance with GAAP consistently applied, all in reasonable detail and setting forth in comparative form the figures for the previous fiscal year, and (i) in the case of such consolidated financial statements, accompanied by a report thereon of Moss Adams LLP or another firm of independent certified public accountants of recognized national standing acceptable to the Required Holders, which report shall not be qualified as to (A) going concern, or (B) any limitation in the scope of the audit, and
(ii) in the case of such consolidating financial statements, certified by a Responsible Officer of the Company;

                (c) together with the financial statements required pursuant to clauses (a) and (b), (i) a Compliance Certificate of a Responsible Officer as of the end of the applicable accounting period and (ii) an Update Certificate of a Responsible Officer as of the end of the applicable accounting period;

                (d) promptly upon receipt thereof, copies of all reports submitted to the Company by its independent certified public accountants in connection with each annual, interim or special audit examination of the Company and its Subsidiaries made by such accountants, including the "management letter" submitted by such accountants to the Company in connection with their annual audit;

                (e) as soon as available and in any event not less than 30 days prior to the start of each fiscal year, a consolidated financial forecast for the Company and its Subsidiaries for the following fiscal year and each fiscal year thereafter, including forecasted consolidated balance sheets, consolidated statements of income, shareholders' equity and cash flows of the Company and its Subsidiaries which forecast shall (i) state the assumptions used in the preparation thereof, (ii) contain such other information as reasonably requested by the Required Holders and (iii) be in form reasonably satisfactory to the Required Holders;

                (f) as soon as available and in any event not less than 30 days prior to the start of each fiscal year, budgets of the Company and its Subsidiaries for each quarter of the following fiscal year, which budgets shall
(i) state the assumptions used in the preparation thereof, (ii) be in form satisfactory to the Required Holders, and (iii) be accompanied by a statement of a Responsible Officer of the Company that, to the best of such Responsible Officer's knowledge, such budgets are a reasonable and good-faith estimate for the period covered thereby; and

                (g) promptly after the giving, sending or filing thereof, copies of all reports, if any, which the Company or any of its Subsidiaries sends to the holders of its respective capital stock or other securities and of all reports or filings, if any, by the Company or any of its Subsidiaries with the SEC or any national securities exchange.

As to any information contained in materials furnished pursuant to clause (i), the Company shall not be separately required to furnish such information under clause (a) or (b), but the foregoing shall not be in derogation of the obligation of the Company to furnish the information and materials described in clauses (a) and (b) at the times specified therein. Additionally, reports required to be delivered pursuant to clauses (a), (b) or (h) of this Section 7.1 (to the extent any such financial statements, reports or proxy statements are included in materials otherwise filed with the SEC) may be delivered electronically and if so, shall be deemed to have been delivered on the date on which the Company posts such reports, or provides a link thereto, either: (x) on the Company's website on the Internet at the website address set forth in
Section 18; or (y) when such report is posted electronically on IntraLinks/IntraAgency or other relevant website to which each Holder has access (whether a commercial, third-party website or whether sponsored by any Holder), if any, on the Company's behalf; PROVIDED that: (1) the Company shall deliver paper copies of such reports to any Holder who requests the Company to deliver such paper copies until written request to cease delivering paper copies is given by Holder; (2) the Company shall notify (which may be by facsimile or electronic mail) each Holder of the posting of any such reports and provide to each Holder by email electronic versions (i.e. soft copies) of such reports; and
(3) in every  instance the Company shall provide paper copies of the  Compliance
Certificates required by clause (c) above to each of the Holders. Except for such Compliance Certificates, the Holders shall have no obligation to request the delivery or to maintain copies of the reports referred to above, and in any event shall have no responsibility to monitor compliance by the Company with any such request for delivery, and each Holder shall be solely responsible for requesting delivery to it or maintaining its copies of such reports.

         7.2    Additional Information.

         The Company will furnish to the Holders:

                (a) promptly after the Company has knowledge or becomes aware thereof, notice of the occurrence of any Event of Loss with respect to its property or assets aggregating $1,500,000 (or its equivalent in another currency) or more;

                (b) promptly after the Company has knowledge or becomes aware hereof, notice of the occurrence or existence of any Default and any Event of Default;

                (c) promptly after any Person becomes a Subsidiary of the Company (whether by acquisition or otherwise), prompt written notice thereof;

                (d) prompt written notice of (i) any proposed acquisition of stock, assets or property by the Company or any of its Subsidiaries that could reasonably be expected to result in environmental liability under Environmental Laws, and (ii)(1) any spillage, leakage, discharge, disposal, leaching, migration or release of any Hazardous Material required to be reported to any

Governmental Authority under applicable Environmental Laws, and (2) all actions, suits, claims, notices of violation, hearings, investigations or proceedings pending, or to the best of the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries or with respect to the ownership, use, maintenance and operation of the Premises, relating to (x) Environmental Laws or Hazardous Material, (y) or any other Requirement of Law that, in the case of this clause (y), may have a Material Adverse Effect;

                (e) prompt written notice of all actions, suits and proceedings before any Governmental Authority or arbitrator pending, or to the best of the Company's knowledge, threatened against or affecting the Company or any of its Subsidiaries which (i) if adversely determined would involve an aggregate uninsured liability of $1,500,000 (or its equivalent in another currency) or more, or (ii) otherwise may have a Material Adverse Effect;

                (f) promptly after the Company has knowledge or becomes aware thereof, (i) notice of the occurrence of any Termination Event, together with a copy of any notice of such Termination Event to the PBGC, and (ii) the details concerning any action taken or proposed to be taken by the IRS, PBGC, Department of Labor or other Person with respect thereto;

                (g) the information regarding insurance maintained by the Company and its Subsidiaries as required under Section 9.2;

                (h) within 30 days of the date thereof, or, if earlier, on the date of delivery of any financial statements pursuant to Section 7.1, notice of any material change in accounting policies or financial reporting practices by the Company or any of its Subsidiaries;

                (i) promptly after the occurrence thereof, notice of any labor controversy resulting in or threatening to result in any strike, work stoppage, boycott, shutdown or other material labor disruption against or involving the Company or any of its Subsidiaries which could result in a Material Adverse Effect;

                (j) upon the request from time to time of any Holder, the Swap Termination Values, together with a description of the method by which such values were determined, relating to any then-outstanding Rate Contracts to which the Company or any of its Subsidiaries is party;

                (k) prompt written notice of any other condition or event which has resulted, or that could reasonably be expected to result, in a Material Adverse Effect; and

                (l) such other information respecting the operations, properties, business or condition (financial or otherwise) of the Company or its Subsidiaries (including with respect to the Collateral) as any Holder may from time to time reasonably request.

Each notice pursuant to this Section 7.2 shall be accompanied by a written statement by a Responsible Officer of the Company setting forth details of the occurrence referred to therein, and stating what action the Company proposes to take with respect thereto.

7.3      Inspection.

         The Company shall permit the representatives of each Holder:

                (a) No Default -- if no Default or Event of Default then exists, at the expense of such Holder and upon reasonable prior notice to the Company during normal business hours, to visit the principal executive office of the Company to discuss the affairs, finances and accounts of the Company and its Subsidiaries with the Company's officers, and (with the consent of the Company, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Company, which consent will not be unreasonably withheld) to visit the other offices and properties of the Company and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                (b) Default -- if a Default or Event of Default then exists, at the expense of the Company, to visit and inspect any of the offices or properties of the Company or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Company authorizes said accountants to discuss the affairs, finances and accounts of the Company and its Subsidiaries), all at such times and as often as may be requested.

8.       PREPAYMENT OF THE NOTES.

         8.1    Required Prepayments.

                (a) The Company agrees that on September 15 in each year commencing September 15, 2004 and ending on September 15, 2009, both inclusive, it will prepay and apply and there shall become due and payable on the principal debt evidenced by the Series A Notes an amount equal to the lesser of (x) $714,285.71 or (y) the principal amount of the Series A Notes then outstanding. The entire remaining principal amount of the Series A Notes shall become due and payable on September 15, 2010. No premium shall be payable in connection with any required prepayment made pursuant to this Section 8.1(a). Upon any partial prepayment of the Series A Notes pursuant to Section 8.2, the principal amount of each required prepayment of the Series A Notes becoming due under this
Section 8.1(a) on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series A Notes is reduced as a result of such prepayment.

                (b)     The  Company  agrees that  on  September 15 in each year
commencing September 15, 2004 and ending on September 15, 2009, both inclusive, it will prepay and apply and there shall become due and payable on the principal debt evidenced by the Series B Notes an amount equal to the lesser of (x)
$1,428,571.43 or (y) the principal amount of the Series B Notes then outstanding. The entire remaining principal amount of the Series B Notes shall become due and payable on September 15, 2010. No premium shall be payable in connection with any required prepayment made pursuant to this Section 8.1(b). Upon any partial prepayment of the Series B Notes pursuant to Section 8.2, the principal amount of each required prepayment of the Series B Notes becoming due under this Section 8.1(b) on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series B Notes is reduced as a result of such prepayment.

                (c)     The  Company  agrees that  on  September 15 in each year
commencing September 15, 2004 and ending on September 15, 2009, both inclusive, it will prepay and apply and there shall become due and payable on the principal debt evidenced by the Series C Notes an amount equal to the lesser of (x)
$2,142,857.14 or (y) the principal amount of the Series C Notes then outstanding. The entire remaining principal amount of the Series C Notes shall become due and payable on September 15, 2010. No premium shall be payable in connection with any required prepayment made pursuant to this Section 8.1(c). Upon any partial prepayment of the Series C Notes pursuant to Section 8.2, the principal amount of each required prepayment of the Series C Notes becoming due under this Section 8.1(c) on and after the date of such prepayment shall be reduced in the same proportion as the aggregate unpaid principal amount of the Series C Notes is reduced as a result of such prepayment.

         8.2    Optional Prepayments with Make-Whole Amount.

         The Company may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of (but if in part, then such prepayment shall be applied against the Series A Note, the Series B Note and the Series C Note, respectively, in proportion to the aggregate amount outstanding of each Series), the Notes, in an amount not less than 5% of the aggregate principal amount of all series of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the greater of (i) zero and (ii) the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Company will give each Holder of Notes written notice of each optional prepayment under this Section 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such Holder to be prepaid (determined in accordance with Section 8.3), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Company shall deliver to each Holder of Notes a certificate of a Senior Financial Officer specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

         8.3    Allocation of Partial Prepayments.

         In the case of each partial prepayment of the Notes pursuant to Section 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore prepaid.

         8.4    Maturity; Surrender, etc.

         In the case of each  prepayment  or purchase of Notes  pursuant to this
Section 8, the principal amount of each Note to be prepaid or purchased shall mature and become due and payable on the date fixed for such prepayment or purchase, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Company shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid, purchased or prepaid in full shall be surrendered to the Company and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid or purchased principal amount of any Note.

         8.5    Purchase of Notes.

         The Company will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the purchase, payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Company will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

         8.6    Make-Whole Amount.

         "MAKE-WHOLE AMOUNT" means, with respect to any Note of any series, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note of such series over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

         "CALLED PRINCIPAL" means, with respect to any Note of any series, the principal of the Note of such series that is to be prepaid or purchased pursuant to Sections 8.2 or 8.7 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

         "DISCOUNTED VALUE" means, with respect to the Called Principal of any Note of any series, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on such Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

         "REINVESTMENT YIELD" means, with respect to the Called Principal of a Note of any series, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as Screen PX1 on the Bloomberg Financial Markets Services System (or such other display as may replace Screen PX1 on Bloomberg Financial Markets

Services System) for actively traded U.S. Treasury securities having a maturity equal to the remaining average live of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release
H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the remaining average life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the remaining average life of such Called Principal and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the remaining average life of such Called Principal.

         "REMAINING SCHEDULED PAYMENTS" means, with respect to the Called Principal of any Note of any series, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment or purchase of such Called Principal were made prior to its scheduled due date (assuming that the Notes will continue to bear interest at the rates in effect on the Settlement Date), PROVIDED that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes of such series, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Sections 8.2, 8.7 or 12.1.

         "SETTLEMENT DATE" means, with respect to the Called Principal of any Note of any series, the date on which such Called Principal is to be prepaid or purchased pursuant to Section 8.2 or has become or is declared to be immediately due and payable pursuant to Section 12.1, as the context requires.

         8.7    Mandatory Prepayments with Make-Whole Amount.

                (a) Upon the sale, transfer or other disposition of any Collateral by the Company or any Subsidiary under Section 10.9(c) (to the extent the Net Proceeds from the sale, transfer or other disposition of worn out or obsolete assets are not promptly applied to replace such assets) or 10.9(f), the Company shall, if either (i) an Event of Default shall have occurred and be continuing or (ii) a Specified Loan to Value Event would occur after giving effect to such sale, transfer or other disposition, within one Business Day of the Company's or such Subsidiary's receipt of the proceeds thereof, prepay the outstanding principal amount of the Notes, together with the Make-Whole Amount payable with respect thereto, in an amount equal to (1) in the case of a prepayment by reason of the circumstances set forth in clause (i) above, 100% of the Net Proceeds therefrom by depositing such amount with the Collateral Agent for application by the Collateral Agent under and pursuant to Section 6.10 of the Intercreditor Agreement to the Secured Obligations, and (2) in the case of a prepayment be reason of the circumstances set forth in clause (ii) above, that amount of the Net Proceeds therefrom that would be required to be prepaid on the Notes so that after giving effect to the application thereof, such Specified Loan to Value Event would no longer exist by depositing such amount with the Collateral Agent for application by the Collateral Agent under and pursuant to Section 6.10 of the Intercreditor Agreement to the Secured Obligations.

                (b) Upon the incurrence of indebtedness for borrowed money by the Company or any Subsidiary during the continuance of an Event of Default, the Company shall, within one Business Day of the Company's or such Subsidiary's receipt of the proceeds thereof, prepay the outstanding principal amount of the Notes in an amount equal to 100% of the Net Issuance Proceeds (as defined in the Credit Agreement) therefrom by depositing such amount with the Collateral Agent for application by the Collateral Agent under and pursuant to Section 6.10 of the Intercreditor Agreement to the Secured Obligations.

                (c) If any Event of Loss shall occur the Company shall, if either (i) an Event of Default shall have occurred and be continuing or (ii) if such Event of Loss is in a amount in excess of $1,500,000 and a Specified Loan to Value Event would occur after giving effect to such Event of Loss, within one Business Day of the Company's or such Subsidiary's receipt of the proceeds therefrom, prepay the outstanding principal amount of the Notes, together with the Make-Whole Amount payable with respect thereto, in an amount equal to (1) in the case of a prepayment by reason of the circumstances set forth in clause (i) above, 100% of the Net Proceeds therefrom by depositing such amount with the Collateral Agent for application by the Collateral Agent under and pursuant to
Section 6.10 of the Intercreditor Agreement to the Secured Obligations, and (2) in the case of a prepayment be reason of the circumstances set forth in clause
(ii) above, that amount of the Net Proceeds therefrom that would be required to be prepaid on the Notes so that after giving effect to the application thereof, such Specified Loan to Value Event would no longer exist by depositing such amount with the Collateral Agent for application by the Collateral Agent under and pursuant to Section 6.10 of the Intercreditor Agreement to the Secured Obligations.

9.       AFFIRMATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         9.1    Compliance  with Law.

         The Company will, and will cause each of its Subsidiaries to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         9.2    Insurance.

         The Company shall, and shall cause each of its Subsidiaries to, carry and maintain in full force and effect, at its own expense and with financially sound and reputable insurance companies, insurance in such amounts, with such deductibles and covering such risks as is customarily carried by companies engaged in the same or similar businesses and owning similar properties in the localities where the Company or such Subsidiary operates, including fire, extended coverage, business interruption, public liability, property damage and worker's compensation. Insurance on the Collateral shall name the Holders as additional insured and shall name the Collateral Agent as loss payee. Upon the request of the Holders, the Company shall furnish the Holders from time to time with full information as to the insurance carried by it and, if so requested, copies of all such insurance policies. The Company shall also furnish to the Holders from time to time upon the request of any Holder a certificate of the Company's insurance broker or other insurance specialist stating that all premiums then due on the policies relating to insurance on the Collateral have been paid, that such policies are in full force and effect and that such insurance coverage and such policies comply with all the requirements of this subsection. All insurance policies required under this section shall provide that they shall not be terminated or cancelled nor shall any such policy be materially changed without at least 30 days' prior written notice to the Company and the Holders. Receipt of notice of termination or cancellation of any such insurance policies or reduction of coverages or amounts thereunder shall entitle the Holders to renew any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to the first sentence of this
Section 9.2 or otherwise to obtain similar insurance in place of such policies, in each case at the expense of the Company.

         9.3    Maintenance  of  Properties; Action under  Environmental  Laws.

                (a) The Company will,and will cause each of its Subsidiaries to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times, PROVIDED that this Section shall not prevent the Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Company has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

                (b) The Company shall, and shall cause each of its Subsidiaries to, upon becoming aware of the presence of any Hazardous Material or the existence of any environmental liability under applicable Environmental Laws with respect to the Premises, take all actions, at their cost and expense, as shall be necessary or advisable to investigate and clean up the condition of the Premises, including all removal, containment and remedial actions, and restore the Premises to a condition in compliance with applicable Environmental Laws.

         9.4    Payment of Taxes and Claims.

         The Company will, and will cause each of its Subsidiaries to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claims for which sums have become due and payable that have or might become a Lien on properties or assets of the Company or any Subsidiary, PROVIDED that neither the Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by the Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and the Company has established adequate reserves therefor in accordance with GAAP on the books of the Company or (b) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         9.5    Corporate Existence, etc.

         The Company and each Subsidiary will at all times preserve and keep in full force and effect its corporate existence. Subject to Sections 10.2 and 10.9, the Company will at all times preserve and keep in full force and effect the corporate existence of each of its Subsidiaries and all rights and franchises of the Company and its Subsidiaries unless, in the good faith judgment of the Company, the termination of or failure to preserve and keep in full force and effect such corporate existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

         9.6    [Intentionally Omitted.].

         9.7    Further Assurances and Additional Acts.

         The Company shall execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as the Holders shall deem necessary or appropriate to effectuate the purposes of the Loan
Documents, and promptly provide the Holders with evidence of the foregoing satisfactory in form and substance to the Holders.

         9.8 Proceeds of Events of Loss. All proceeds paid to the Company or any Subsidiary on account of any Event of Loss in excess of $1,500,000 shall be deposited or otherwise held in a deposit account or securities account in respect of which the Collateral Agent holds a perfected first priority Lien (subject only to Permitted Liens), for the ratable benefit of the Secured Parties as their interests may appear, pending the application of such proceeds to repay the Notes as provided in Section __ or to repair, replace or reconstruct the property affected by the Event of Loss.

         9.9    Post-Closing Matters. In addition to the terms and provisions of
Section 4.11, the Company shall, and shall cause its Subsidiaries to, within the time periods set forth below (to the extent such actions have not occurred on or prior to the Closing), cause the following to occur with respect to each Property described in any Deed of Trust as set forth below: (a) within thirty
(30) days of the Closing, deliver a Lender's 1970 ALTA form of title insurance policy (or executed Pro-Forma thereof) in favor of the Collateral Agent in the amount of the net book value of such Property; (b) within thirty (30) days of the Closing, deliver the final appraisal with respect to the Hewitt Property (as defined in the Credit Agreement) and the property in Napa County leased by the Company bearing APN 047-272-011 and owned by the Lois Martinez Trust, in form and substance reasonably satisfactory to the Purchasers; (c) within thirty (30) days of the Closing, deliver a Phase I Environmental Assessment addressed to and in form and substance reasonably satisfactory to the Holders, and prepared by an environmental engineering firm reasonably acceptable to the Holders, with respect to the Hewitt Property (as defined in the Credit Agreement) and the property located in Walla Walla County, Washington; (d) within sixty (60) days of the Closing, deliver an ALTA plat of survey prepared by a surveyor licensed in the state in which each such Property is located; and (e) within thirty (30) days of delivery of each survey, cause any necessary amendments, adjustments or modifications to the Deeds of Trust or the title insurance policy related to each Property as may be reasonably required to reflect the survey and the facts set forth therein on the title insurance policy and the Deeds of Trust.

10.      NEGATIVE COVENANTS.

         The Company covenants that so long as any of the Notes are outstanding:

         10.1   Transactions with Affiliates.

         The Company and each Restricted Subsidiary will not enter into directly or indirectly any transaction or Material group of related transactions
(including without limitation the purchase, lease, sale or exchange of properties of any kind or the rendering of any service) with any Affiliate (other than the Company or another Restricted Subsidiary), except in the ordinary course and pursuant to the reasonable requirements of the Company's or such Restricted Subsidiary's business and upon fair and reasonable terms no less favorable to the Company or such Restricted Subsidiary than would be obtainable in a comparable arm's-length transaction with a Person not an Affiliate.

         10.2   Restrictions on Fundamental Changes

         The Company shall not, and shall not permit any of its Subsidiaries to, merge with or consolidate into, or acquire all or substantially all of the assets of, any Person, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets, except that:

                (a) any of the Company's wholly owned Subsidiaries may merge with, consolidate into or transfer all or substantially all of its assets to another of the Company's wholly owned Subsidiaries that is a Guarantor or to the Company and in connection therewith such Subsidiary may be liquidated or dissolved; (b) the Company or any of its Subsidiaries may sell or dispose of assets in accordance with the provisions of Section 10.9; and (c) the Company or any of its Subsidiaries may make any investment permitted by Section 10.8.

         10.3   Liens; Negative Pledges.

                (a) The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or suffer to exist any Lien upon or with respect to any of its properties, revenues or assets, whether now owned or hereafter acquired, other than Permitted Liens.

                (b) The Company shall not, and shall not permit any of its Subsidiaries to, enter into or suffer to exist any agreement (other than this Agreement, any other Loan Document and the Credit Agreement) prohibiting or conditioning the creation or assumption of any Lien upon any of its properties, revenues or assets, whether now owned or hereafter acquired; PROVIDED, HOWEVER, that this subsection shall not prohibit any negative pledge incurred or provided in favor of any holder of Indebtedness permitted under subsection 10.5(j) solely to the extent any such negative pledge relates to the property financed by or the subject of such Indebtedness.

         10.4   Financial Covenants.

         So long as any of the Notes shall remain unpaid, the Company agrees that:

                (a)     Leverage  Ratio.

         The Company shall maintain a ratio of (a) Consolidated Indebtedness PLUS six times Consolidated Rent Expense (measured on a rolling 4-quarter basis) to (b) Consolidated EBITDA PLUS one times Consolidated Rent Expense (in each case, measured on a rolling 4-quarter basis) (such ratio, the "Leverage Ratio") as of the last day of each fiscal quarter of not more than (i) 5.75 to 1.00 for the first, second, third and fourth fiscal quarters of 2002, (ii) 5.50 to 1.00 for the first fiscal quarter of 2003, (iii) 5.25 to 1.00 for the second fiscal quarter of 2003, (iv) 5.00 to 1.00 for the third and fourth fiscal quarters of 2003 and the first and second fiscal quarters of 2004, (v) 4.75 to 1.00 for the third and fourth fiscal quarters of 2004, (vi) 4.50 to 1.00 for the first and second fiscal quarters of 2005, (vii) 4.00 to 1.00 for the third and fourth fiscal quarters of 2005 and the first and second fiscal quarters of 2006 and
(viii) 3.50 to 1.00 for the third fiscal quarter of 2006 and each fiscal quarter ending thereafter.

                (b)     Minimum Consolidated Tangible Net Worth.

The Company shall maintain Consolidated Tangible Net Worth at all times of not less than $76,000,000 PLUS the Net Issuance Proceeds received by the Company or any Subsidiary from the sale or issuance of equity securities to any Person other than the Company or any Subsidiary PLUS the Net Issuance Proceeds received by the Company or any Subsidiary from the sale or issuance of Subordinated Debt to any Person other than the Company or any Subsidiary plus 75% of positive Consolidated Net Income, if any, for each fiscal quarter elapsed after December 31, 2001.

                (c)     Interest Coverage Ratio.

         The Company shall maintain a ratio of Consolidated EBIT to Consolidated Interest Expense, for each period of four consecutive fiscal quarters then ended, of not less than (i) 1.50 to 1.00 as of the last day of the first, second, third and fourth fiscal quarters of 2002, (ii) 1.75 to 1.00 as of the last day of the first, second, third and fourth fiscal quarters of 2003, (iii) 2.50 to 1.00 as of the last day of the first, second, third and fourth fiscal quarters of 2004, (iv) 3.00 to
1.00 as of the last day of the first, second, third and fourth fiscal quarters of 2005 and (v) 3.50 to 1.00 as of the last day of the first fiscal quarter of 2006 and each fiscal quarter ending thereafter.

         (d)    Fixed Charge Coverage Ratio.

The Company shall maintain a ratio of (i) Consolidated EBITDA to (ii) the sum of Consolidated Interest Expense plus regularly scheduled principal payments on Indebtedness (including such payments attributable to Capital Leases) plus cash income taxes PLUS cash dividends, of the Company and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP, for each period of four consecutive fiscal quarters then ended of not less than (1) 1.65 to 1.00 as of the last day of the first fiscal quarter of 2002 through the last day of the second fiscal quarter of 2004 and (2) 1.25 to 1.00 as of the last day of the third fiscal quarter of 2004 and each fiscal quarter ending thereafter.

        (e)     Capital Expenditures.

                (i) The Company shall not, and shall not permit any of its Subsidiaries to, make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any new wine barrels where such expenditure exceeds, in the aggregate for the Company and its Subsidiaries during each fiscal year set forth below, the amount set forth opposite such fiscal year:

                Fiscal Year
                  Ending                  Amount
                  ------                  ------
                   2002                 $4,500,000
                   2003                 $5,000,000
                   2004                 $5,500,000
                   2005                 $6,000,000
                   2006                 $6,500,000
                   2007                 $7,000,000
                   2008                 $7,500,000
                   2009                 $8,000,000
                   2010                 $8,000,000

                (ii) The Company shall not, and shall not permit any of its Subsidiaries to, make or become legally obligated to make any expenditure in respect of the purchase or other acquisition of any fixed or capital assets (excluding those assets set out in clause (i) above), where such expenditure exceeds, in the aggregate for the Company and its Subsidiaries during each fiscal year set forth below, the amount set forth opposite such fiscal year:


                Fiscal Year               Amount
                                          ------

                   Ending
                   ------
                   2002                 $6,000,000
                   2003                $12,000,000
                   2004                $12,500,000
                   2005                 $4,500,000
                   2006                 $3,000,000
                   2007                 $3,000,000
                   2008                 $2,500,000
                   2009                 $2,500,000
                   2010                 $2,500,000


PROVIDED, HOWEVER, that in respect of clauses (i) and (ii) above, so long as no Default or Event of Default has occurred and is continuing or would result from such expenditure, any portion of any such amount set forth above, if not expended in the fiscal year for which it is permitted above, may be carried over for expenditure in the next following fiscal year, but may not be carried over for expenditure in any fiscal year thereafter.

         10.5   Indebtedness.

         The Company shall not, and shall not permit any of its Subsidiaries to, create, incur, assume or otherwise become liable for or suffer to exist any Indebtedness, other than:

                (a) Indebtedness of the Company and its Subsidiaries to the Holders hereunder;

                (b) Indebtedness of the Company and its Subsidiaries existing on the Closing Date and set forth in Schedule 5.15 or extensions, renewals and refinancings of such Indebtedness, PROVIDED that the principal amount of such Indebtedness being extended, renewed or refinanced does not increase;

                (c) accounts payable to trade creditors for goods and services and current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of the Company's or such Subsidiary's business in accordance with customary terms and paid within the specified time, unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP;

                (d) Indebtedness consisting of guarantees resulting from endorsement of negotiable instruments for collection by the Company or any such Subsidiary in the ordinary course of business;

                (e) Indebtedness under the Credit Agreement and any renewal, extension or refinancing of the Credit Agreement; PROVIDED that (i) any such renewal, extension or refinancing shall be on terms substantially similar to the terms which are set forth in the Credit Agreement on the Closing Date or on terms which are more favorable to the Company than such terms existing on the Closing Date; (ii) that the aggregate principal amount of the exposure thereunder shall not exceed $72,500,000, plus accrued interest and other charges thereon; (iii) the maturity dates of such renewed, extended or refinanced Indebtedness shall not be shorter than the maturity dates of the existing Indebtedness under the Credit Agreement and the interest rate of such Indebtedness shall be at then prevailing interest rates; (iv) the new Indebtedness shall contain a term loan portion which shall not exceed $17,500,000 aggregate principal amount, and (v) the new Indebtedness shall contain a revolver facility in such amount and form as shall be reasonably necessary to provide the Company adequate liquidity thereunder and which shall not be in an amount in excess of $55,000,000;

                (f)     Indebtedness under the Credit Agreement Guaranties;

                (g) Guaranty Obligations not to exceed $1,000,000 in the aggregate at any time outstanding;

                (h) Rate Contracts entered into in the ordinary course of business;

                (i)     unsecured   Indebtedness   of   the   Company   and  its
Subsidiaries in an aggregate principal amount not to exceed $3,000,000 at any time outstanding;

                (j) Indebtedness in respect of Capital Leases, Synthetic Lease Obligations and purchase money obligations for fixed or capital assets within the limitations set forth in clause (i) of the definition of Permitted Liens and other Indebtedness secured by Liens within the limitations set forth in clause (j) of the definition of Permitted Liens, or, in each case, extensions, renewals and refinancings of such Indebtedness, PROVIDED that the principal amount of such Indebtedness being extended, renewed or refinanced does not increase, and PROVIDED FURTHER that the aggregate principal amount of all such Indebtedness does not exceed $16,000,000 at any time outstanding;

                (k) Indebtedness subordinated on terms satisfactory to the Required Holders to the Notes in an aggregate principal amount not to exceed $2,000,000 at any time outstanding; and

                (l) Indebtedness of the Company to any of its wholly owned Subsidiaries or of any of its wholly owned Subsidiaries to another of its wholly owned Subsidiaries.

         10.6   Intentionally Omitted.

         10.7   Distributions.

                (a) The Company shall not declare or pay any dividends in respect of the Company's capital stock, or purchase, redeem, retire or otherwise acquire for value any of its capital stock now or hereafter outstanding, return any capital to its shareholders as such, or make any distribution of assets to its shareholders as such, or permit any of its Subsidiaries to purchase, redeem, retire, or otherwise acquire for value any stock of the Company, except that the Company may:

                        (i) declare and deliver dividends and distributions payable only in common stock of the Company;

                        (ii) purchase, redeem, retire, or otherwise acquire shares of its capital stock with the proceeds received from a substantially concurrent issue of new shares of its capital stock;

                        (iii) declare and pay cash dividends to its stockholders and purchase, redeem, retire or otherwise acquire shares of its own outstanding capital stock for cash during any fiscal year if (1) after giving effect thereto the aggregate amount of such dividends, purchases, redemptions, retirements and acquisitions paid or made during any fiscal year is not in excess of 25% of Consolidated Net Income of the Company for the fiscal year immediately preceding the year in which such dividend, purchase, redemption, retirement or acquisition is paid or made and (2) immediately prior to and after giving effect thereto, no Default shall have occurred and be continuing; and

                        (iv) declare and pay the Wine Dividend Credits, PROVIDED that immediately prior to and after giving effect thereto, no Default shall have occurred and be continuing.

                (b) The Company shall not permit any Subsidiary of the Company to grant or otherwise agree to or suffer to exist any consensual restrictions on the ability of such Subsidiary to pay dividends and make other distributions to the Company, or to pay any Indebtedness owed to the Company or transfer properties and assets to the Company.

         10.8   Loans and Investments.

         The Company shall not, and shall not permit any of its Subsidiaries to, purchase or otherwise acquire the capital stock, assets, obligations or other securities of or any interest in any Person, or otherwise extend any credit to, guarantee the obligations of or make any additional investments in any Person, other than:

                (a)     extensions   of   credit   in  the  nature  of  accounts
receivable or notes receivable arising from the sales of goods or services in the ordinary course of business;

                (b) investments by the Company in the capital stock of wholly-owned Subsidiaries, and extensions of credit by the Company to any of its wholly owned Subsidiaries or by any of its wholly owned Subsidiaries to another of its wholly owned Subsidiaries or the Company, in each case in the ordinary course of business;

                (c)     Permitted Investments;

                (d)     purchases of assets in the ordinary course of business;

                (e) additional purchases of or investments in joint ventures or the capital stock, assets, obligations or other securities of or interest in other Persons, provided that (i) immediately prior to and after giving effect to such purchase or investment, no Event of

Default shall have occurred and be continuing, (ii) the aggregate cash and non-cash consideration for any such purchase or investment (or series of related purchases or investments) shall not exceed $5,000,000 without the prior written consent of the Required Holders and (iii) after giving effect to such purchase or investment, the Company shall be in full pro forma compliance with each of the financial covenants set forth in subsections 10.04(a) through (e), measured as of the last day of the fiscal quarter then most recently ended and (iv) in the case of any Acquisition, the prior, effective written consent or approval to such Acquisition of the board of directors or equivalent governing body of the acquiree is obtained;

                (f) employee loans and guarantees in accordance with the Company's usual and customary practices with respect thereto;

                (g)     Guaranty Obligations permitted under Section 10.4(a); or

                (h) extensions of credit by the Company to its Subsidiary Canoe Ridge Vineyard L.L.C., its Subsidiary SHW Equity Co. and/or its Subsidiary Edna Valley Vineyard outstanding on or after the Closing Date in an aggregate amount for all such extensions of credit not to exceed, without the prior written consent of the Required Holders in their sole discretion, the Maximum Intercompany Loan Amount at any time outstanding; PROVIDED that all such extensions of credit by the Company (i) to Canoe Ridge Vineyard L.L.C. shall not at any time outstanding exceed the Canoe Ridge Intercompany Loan Amount, (ii) to Edna Valley Vineyard shall not at any time outstanding exceed the Edna Valley Intercompany Loan Amount and (iii) to SHW Equity Co. shall not at any time outstanding exceed the SHW Intercompany Loan Amount; and PROVIDED FURTHER that no Event of Default shall exist at the time of making any such credit extension or would result therefrom.

         10.9   Sale of Assets.

The Company shall not, and shall not permit any of its Subsidiaries to, sell, lease, transfer, or otherwise dispose of, or part with control of (whether in one transaction or a series of transactions) any assets (including any shares of stock in any Subsidiary or other Person), except sales or other dispositions of any of the following:

                (a)     any inventory in the ordinary course of business;

                (b)     any Permitted Investments;

                (c) any assets which have become worn out or obsolete or which are promptly being replaced, in the ordinary course of business;

                (d) any assets by any of its wholly owned Subsidiaries to another of its wholly owned Subsidiaries or to the Company;

                (e) any Specified Assets; PROVIDED that such sale or disposition is made in a bona fide arm's length transaction; and provided further that at the time of any such sale or disposition, no Event of Default shall exist or shall result therefrom; and

                (f) any other assets to the extent not otherwise permitted under this Section 10.9; provided that such assets do not constitute the Primary Trademarks or Substantial Assets and such sale or disposition is made for fair market value; and provided further that (i) at the time of any such sale or disposition, no Event of Default shall exist or shall result therefrom, (ii) the aggregate sales price from such sale or disposition shall be paid in cash, and
(iii) no dispositions of accounts or notes receivable shall be permitted hereunder. For purposes of clause (f) a sale, lease, transfer or other disposition of assets shall be deemed to be of "Substantial Assets" if such assets, when added to all other assets sold, leased, transferred or otherwise disposed of during the same fiscal year (other than assets sold in the ordinary course of business), shall exceed 5% of the Company's Consolidated Total Assets determined as of the end of the most recently completed fiscal year.

         10.10  Limitations on Sale-and-Leaseback Transactions.

         The Company shall not, and shall not permit any of its Subsidiaries to, become liable, directly or indirectly, with respect to any lease, whether an Operating Lease or a Capital Lease, of any property (whether real, personal or mixed), whether now owned or hereafter acquired, (a) which the Company or such Subsidiary has sold or transferred or is to sell or transfer to any other Person or (b) which the Company or such Subsidiary intends to use for substantially the same purposes as any other property which has been or is to be sold or transferred by the Company or such Subsidiary to any other Person in connection with such lease, unless such sale or transfer is permitted under Section 10.9(f).

         10.11  Subsidiary Guarantors.

                (a) The Company shall cause each of the Original Subsidiary Guarantors to execute and deliver, on or before the Closing, and thereafter shall cause each Additional Subsidiary Guarantor to execute and deliver, the Subsidiary Guarantee Agreement pursuant to which each such Subsidiary shall guarantee the payment of all amounts payable by the Company hereunder and under the Notes and the performance of all obligations of the Company hereunder and under the Notes and the Collateral Documents to which it is a party to secure its obligations under the Subsidiary Guarantee Agreement.

                (b) In connection with the delivery of the Subsidiary Guarantee Agreement and the relevant Collateral Documents, the Company shall cause each Subsidiary Guarantor to deliver to each Holder of the Notes (i) such documents and evidence with respect to such Subsidiary Guarantor as any Holder may reasonably request in order to establish the existence and good standing of such Subsidiary Guarantor and evidence that the Board of Directors of such Subsidiary Guarantor has adopted resolutions authorizing the execution and delivery of the Subsidiary Guarantee Agreement and the Collateral Documents to which such Subsidiary Guarantor is a party, (ii) evidence that the Subsidiary Guarantee Agreement and the relevant Collateral Documents do not violate any of such Subsidiary Guarantor's outstanding debt instruments in the form of (A) a certificate from such Subsidiary Guarantor to such effect, (B) consents or approvals of the holder or holders of any Security, and/or (C) amendments of agreements pursuant to which any Security may have been issued, all as may be reasonably deemed necessary by the Holders to permit the execution and delivery of the Subsidiary Guarantee Agreement and the Collateral Documents to which such Subsidiary Guarantor is a party, (iii) a certificate of such Subsidiary as to the matters described in Exhibit 10.11(a) hereto and such certificates or other evidence as any Holder may reasonably request to establish that the transactions contemplated by the Subsidiary Guarantee Agreement and the Collateral Documents to which such Subsidiary Guarantor is a party shall not subject any such Subsidiary Guarantor to any tax, penalty, liability or other onerous condition under or pursuant to any applicable law or governmental regulation, (iv) an opinion of independent counsel (which opinion, in scope, form and substance, and counsel, shall be reasonably satisfactory to the Holders) and (v) all other documents and showings reasonably requested by the Holders in connection with the execution and delivery of the Subsidiary Guarantee Agreement and the Collateral Documents to which such Subsidiary Guarantor is a party, which documents shall be satisfactory in form and substance to the Holders and their special counsel, and each Holder shall have received a copy (executed or certified as may be appropriate) of all of the foregoing legal documents.

                (c) In addition to the other limitations contained in this Agreement, the Company will not permit any Subsidiary which is not a Subsidiary Guarantor at that time to be or become liable in respect of any other Guaranty after the date hereof; PROVIDED, however, that such Subsidiary may execute and deliver such subsequent Guaranty so long as the Company shall contemporaneously therewith cause such Subsidiary to execute and deliver, and such Subsidiary shall execute and deliver, to the Holders of the Notes, the Subsidiary Guarantee Agreement and all relevant Collateral Documents together with all other documents, agreement, certificates and opinions in compliance with the terms and provisions of this Section 10.11. It being the intent of this Section 10.11(c) that at all times the Company shall cause all Subsidiaries which have executed and delivered Guaranties to Holders of Funded Debt of the Company and/or any other Subsidiary to be Subsidiary Guarantors in accordance with and pursuant to the provisions of this Section 10.11.

                (d) All reasonable out-of-pocket fees and expenses of the Holders of the Notes, including, without limitation, the reasonable fees and expenses of special counsel to the Holders of the Notes, incurred in connection with the execution and delivery of the Subsidiary Guarantee Agreement, the Collateral Documents and the related agreements and opinions described above shall be borne by the Company.

         10.12  Line of Business.

         The Company will not, and will not permit any of the Restricted Subsidiaries to, engage in any business if, as a result, the general nature of the business in which the Company and the Restricted Subsidiaries, taken as a whole, would then be engaged would be substantially changed from the general nature of the business in which the Company and the Restricted Subsidiaries, taken as a whole, are engaged on the date of the Closing.

         10.13  Change of Control.

         The Company will not allow a Change of Control.

         10.14  Amendments of Certain Documents.

         The Company shall not, and shall not permit any of its Subsidiaries to, agree to or permit any amendment, modification or waiver of:

                (a) any provision of any agreement related to any Subordinated Debt (including any amendment, modification or waiver pursuant to an exchange of other securities or instruments for outstanding Subordinated
Debt) if the effect of such amendment, modification or waiver is to (i) increase the interest rate on such Subordinated Debt or change (to earlier dates) the dates upon which principal and interest are due thereon; (ii) alter the redemption, prepayment or subordination provisions thereof; (iii) alter the covenants and events of default in a manner which would make such provisions more onerous or restrictive to the Company or such Subsidiary; or (iv) otherwise increase the obligations of the Company or such Subsidiary in respect of such Subordinated Debt or confer additional rights upon the holders thereof which individually or in the aggregate would be adverse to the Company, its Subsidiaries or the Holders; and

                (b) any provision of any of the Credit Agreement Documents (including any amendment, modification or waiver pursuant to an exchange of other securities or instruments for outstanding Revolving Notes or Term) if the effect of such amendment, modification or waiver would be to (i) change to earlier dates the dates upon which principal and interest are due thereunder,
(ii) alter the redemption or prepayment provisions thereof, or (iii) alter the provisions thereof relating to dispositions of collateral.

         10.15  Redemption of Subordinated Debt.

         The Company shall not, and shall not permit any of its Subsidiaries to, make any voluntary or optional payment or repayment on, redemption, exchange or acquisition for value of, or any sinking fund or similar payment with respect to, any Subordinated Debt. Notwithstanding the foregoing, the Company may from time to time satisfy all or any portion of the outstanding principal and accrued and unpaid interest in respect of any Subordinated Debt by exchanging common stock or Permitted Preferred Stock of the Company in satisfaction of such outstanding principal and accrued and unpaid interest pursuant to a non-cash transaction approved in good faith by the Board of Directors of the Company. The Company shall promptly notify the Holders of any such exchange.

         10.16  Hazardous Substances.

         The Company shall not, and shall not permit any of its Subsidiaries to, use, generate, manufacture, install, treat, release, store or dispose of any Hazardous Material, except in compliance with all applicable Environmental Laws.

         10.17  Accounting Changes.

         The Company shall not, and shall not suffer or permit any of its Subsidiaries to, make any significant change in accounting treatment or reporting practices, except as required or permitted by GAAP, or change its fiscal year or that of any of its consolidated
Subsidiaries, except to change the fiscal year of a Subsidiary acquired in connection with a permitted acquisition to conform its fiscal year to the Company's.

         10.18  Foreign Subsidiaries.

         The Company shall not directly or indirectly create or acquire any Foreign Subsidiary without the prior written consent of the Required Holders.

11.      EVENTS OF DEFAULT.

         An "EVENT OF DEFAULT" shall exist if any of the following conditions or events shall occur:

                (a) the Company defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                (b) the Company defaults in the payment of any interest on any Note or any other amount payable hereunder or under any other Loan Document for more than three Business Days after the same becomes due and payable; or

                (c) the Company defaults in the performance of or compliance with any term contained in Sections 7, 9.2, 9.5 and 10 inclusive; or

                (d) the Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and (c) of this Section 11) and such default is not remedied within 30 days after the occurrence thereof; or

                (e) any representation or warranty made in writing by or on behalf of the Company or any Original Subsidiary Guarantor or by any officer of the Company or any Original Subsidiary Guarantor in this Agreement, any Collateral Document or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any Material respect on the date as of which made; or

                (f) (i)the Company or any Subsidiary Guarantor is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Debt that is outstanding in an aggregate principal amount exceeding $1,500,000 beyond any period of grace provided with respect thereto, or (ii) the Company or any Subsidiary Guarantor is in default in the performance of or compliance with any term of any evidence of any Debt in an aggregate outstanding principal amount exceeding $1,500,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Debt has become, or has been declared (or one or more Persons are entitled to declare such Debt to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (iii) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Debt to convert such Debt into equity interests), (x) the Company or any Subsidiary Guarantor has become obligated to purchase or repay Debt before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount exceeding $1,500,000, or (y) one or more Persons have the right to require the Company or any Subsidiary Guarantor so to purchase or repay such Debt; or

                (g) the Company or any Subsidiary (i) is generally not paying, or admits in writing its inability to pay, its debts as they become due,
(ii) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (iii) makes an assignment for the benefit of its creditors, (iv) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (v) is adjudicated as insolvent or to be liquidated, or (vi) takes corporate action for the purpose of any of the foregoing; or

                (h) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Company or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Company or any of its Subsidiaries, or any such petition shall be filed against the Company or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

                (i) a final judgment or judgments for the payment of money aggregating in excess of $1,500,000 are rendered against one or more of the Company and its Subsidiaries and which judgments are not, within 20 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 20 days after the expiration of such stay; or

                (j) (i) Default shall occur in the observance or performance of any covenant or agreement contained in any Subsidiary Guarantee Agreement which is not remedied within 20 days after the occurrence thereof, (2) any Subsidiary Guarantee Agreement shall cease to be in full force and effect for any reason whatsoever, including, without limitation, a determination by any governmental body or court that such agreement is invalid, void or unenforceable or (3) the Company or any Subsidiary Guarantor, as the case may be, shall contest or deny in writing the validity or enforceability of any of its obligations under any Subsidiary Guarantee Agreement; or

                (k) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under section 412 of the Code, (ii) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified the Company or any ERISA Affiliate that a Plan may become a subject of any such proceedings, (iii) the aggregate "amount of unfunded benefit liabilities" (within the meaning of section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,500,000, (iv) the

Company or any ERISA Affiliate shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (v) the Company or any ERISA Affiliate withdraws from any Multiemployer Plan, or (vi) the Company or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Company or any Subsidiary thereunder; and any such event or events described in clauses (i) through (vi) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect; or

                (l)     a Material Adverse Effect shall occur; or

                (m)     a Change of Control shall occur; or

                (n)     [intentionally  omitted]; or

                (o) the Environmental Indemnity after delivery thereof shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or the Company or any other Person shall contest in any manner the validity or enforceability thereof, or the Company shall deny that it has any further liability or obligation thereunder; or

                (p) the subordination or intercreditor provisions of the Intercreditor Agreement or of any agreement or instrument governing any Subordinated Debt shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, any Person shall contest in any manner the validity or enforceability thereof or deny that it has any further liability or obligation thereunder, or the Indebtedness hereunder shall for any reason be subordinated or shall not have the priority contemplated by this Agreement or such subordination or intercreditor provisions; or

                (q) the Company or any other Person shall fail to perform or observe any term, covenant or agreement contained in the Collateral Documents on its part to be performed or observed and any such failure shall remain unremedied for a period of 20 days from the occurrence thereof (unless the Required Holders determine that such failure is not capable of remedy), or any "Event of Default" as defined in any Collateral Document shall have occurred; or any of the Collateral Documents after delivery thereof shall for any reason be revoked or invalidated, or otherwise cease to be in full force and effect, or the Company or any other Person shall contest in any manner the validity or enforceability thereof, or the Company or any other Person shall deny that it has any further liability or obligation thereunder; or any of the Collateral Documents for any reason, except to the extent permitted by the terms thereof, shall cease to create a valid and perfected first priority Lien subject only to Permitted Liens in any of the Collateral purported to be covered thereby; or any title insurance coverage in respect of any material portion of the Collateral is disavowed or becomes ineffective.

 As used in Section 11(k),  the terms  "EMPLOYEE  BENEFIT PLAN" and
"EMPLOYEE WELFARE BENEFIT PLAN" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

12.      REMEDIES ON DEFAULT, ETC.

         12.1   Acceleration.

                (a) If an Event of Default with respect to the Company described in paragraph (g) or (h) of Section 11 (other than an Event of Default described in clause (i) of paragraph (g) or described in clause (vi) of paragraph (g) by virtue of the fact that such clause encompasses clause (i) of paragraph (g)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

                (b) If any other Event of Default has occurred and is continuing, any Holder or Holders of more than 25% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to the Company, declare all the Notes then outstanding to be immediately due and payable.

                (c) If any Event of Default described in paragraph (a) or(b) of Section 11 has occurred and is continuing, any Holder or Holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to the Company, declare all the Notes held by it or them to be immediately due and payable. Upon any Notes becoming due and payable under this Section 12.1, whether automatically or by declaration, such Notes will forthwith mature and the entire unpaid principal amount of such Notes, plus (x) all accrued and unpaid interest thereon and (y) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. The Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Company (except as herein specifically provided for) and that the provision for payment of a Make-Whole Amount by the Company in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         12.2   Other Remedies.

         If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under Section 12.1, the Holder of any Note at the time outstanding may proceed to protect and enforce the rights of such Holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         12.3   Rescission.

         At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of Section 12.1, the Holders of not less than 66-2/3% in principal amount of the Notes then outstanding, by written notice to the Company, may rescind and annul any such declaration and its consequences if (a) the Company has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
Section 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this Section 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         12.4   No Waivers or Election of Remedies, Expenses, etc.

         No course of dealing and no delay on the part of any Holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any Holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Company under Section 15, the Company will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this Section 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

13.      REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

         13.1   Registration of Notes.

The Company shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each Holder and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and Holder thereof for all purposes hereof, and the Company shall not be affected by any notice or knowledge to the contrary. The Company shall give to any Holder promptly upon request therefor, a complete and correct copy of the names and addresses of all registered Holders.

         13.2   Transfer and Exchange of Notes.

         Upon surrender of any Note at the principal executive office of the Company for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered Holder or his attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Company shall execute and deliver, at the Company's expense (except as provided below), one or more new Notes (as requested by the Holder thereof) in such Series in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such Holder may request and shall be substantially in the form of Exhibit 1-A, 1-B or 1-C, as the case may be. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Company may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000, PROVIDED THAT if necessary to enable the registration of transfer by a Holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in Section 6.2.

         13.3   Replacement of Notes.

         Upon receipt by the Company of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (PROVIDED THAT if the Holder is, or is a nominee for, an original Purchaser or another Holder with a minimum net worth of at least $25,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                (b)     in   the   case   of   mutilation,  upon  surrender  and
cancellation thereof,

         the Company at the Holder's sole expense shall execute and deliver, in lieu thereof, a new Note of such Series, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated
Note if no interest shall have been paid thereon.

14.      PAYMENT OF NOTES.

         14.1   Place of Payment.

         Subject to Section 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in New York, New York, at the principal office of Chase Manhattan Bank. The Company may at any time, by notice to each Holder, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Company in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

         14.2 Home Office Payment.

         So  long  as any  Purchaser  or its  nominee  shall  be a  Holder,  and notwithstanding anything contained in Section 14.1 or in such Note to the contrary, the Company will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below such Purchaser's name in Schedule A, or by such other method or at such other address as such Purchaser or nominee shall have from time to time specified to the Company in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the
Company made concurrently with or reasonably promptly after payment or prepayment in full of any Note, such Purchaser or nominee shall surrender such Note for cancellation, reasonably promptly after any such request, to the Company at its principal executive office or at the place of payment most recently designated by the Company pursuant to Section 14.1. Prior to any sale or other disposition of any Note, any Purchaser or its nominee will, at its election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Company in exchange for a new Note or Notes pursuant to Section 13.2. The Company will afford the benefits of this Section 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by each Purchaser under this Agreement and that has made the same agreement relating to such Note as each Purchaser has made in this Section 14.2.

15.      EXPENSES, ETC.

         15.1   Transaction Expenses.

         Whether or not the transactions contemplated hereby are consummated, the Company will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by each Purchaser or Holder in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement or the Notes, or by reason of being a Holder, and (b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of the Company, any Restricted Subsidiary or any Subsidiary Guarantor in connection with any work-out or restructuring of the transactions contemplated hereby and by the Notes. The Company will pay, and will save each Purchaser or other Holder harmless from, all claims in respect of any fees, costs or expenses if any, of brokers and finders (other than those retained by such Purchaser or other Holder).

         15.2   Survival.

         The obligations of the Company under this Section 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Collateral Documents or the Notes, and the termination of this Agreement and the Collateral Documents.

16.      SURVIVAL  OF  REPRESENTATIONS   AND  WARRANTIES;   ENTIRE  AGREEMENT.

All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by any Purchaser of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent Holder, regardless of any investigation made at any time by or on behalf of any Purchaser or any other Holder. All statements contained in any certificate or other instrument delivered by or on behalf of the Company pursuant to this Agreement or any Collateral Document shall be deemed representations and warranties of the Company under this Agreement and such Collateral Document. Subject to the preceding sentence, this Agreement, the Collateral Documents and the Notes embody the entire agreement and understanding between the Purchasers and the Company and supersede all prior agreements and understandings relating to the subject matter hereof.

17.      AMENDMENT AND WAIVER.

         17.1 Requirements.

         This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders, and the Notes may be amended and the observance of any term of the Notes may be waived (either retroactively or prospectively), with and only with the written consent of the Company and the Required Holders, except that
(a) no amendment or waiver of any of the provisions of Section 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to each Purchaser unless consented to by each Purchaser in writing, and (b) no such amendment or waiver may, without the written consent of the Holder of each Note at the time outstanding affected thereby, (i) subject to the provisions of
Section 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (ii) change the percentage of the principal amount of the Notes, the Holders of which are required to consent to any such amendment or waiver or
(iii) amend any of Sections 8, 11(a), 11(b), 12, 17 or 20.

         17.2   Solicitation of Holders of Notes.

                (a) Solicitation -- the Company will provide each Holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such Holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes or of the Collateral Documents. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 17 to each Holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Holders of Notes.

                (b) Payment -- the Company will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any Holder of Notes as consideration for or as an inducement to the entering into by any Holder of Notes of any waiver or amendment of any of the terms and provisions hereof or of the Notes or of the Collateral Documents unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each Holder of Notes then outstanding whether or not such Holder consented to such waiver or amendment.

         17.3   Binding Effect, etc.

         Any amendment or waiver consented to as provided in this Section 17 applies equally to all Holders of Notes and is binding upon them and upon each future Holder of Notes and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Holder nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any Holder. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         17.4   Notes Held by Company, etc.

         Solely for the purpose of determining whether the Holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the Holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by the Company or any of its Affiliates shall be deemed not to be outstanding.

18.      NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                        (i) if to a Purchaser or its nominee, to such Purchaser or its nominee at the address specified for such communications in Schedule A, or at such other address as such Purchaser or its nominee shall have specified to the Company in writing,

                        (ii) if to any other Holder, to such Holder at such address as such other Holder shall have specified to the Company in writing, or

                        (iii) if to the Company,to the Company at its address set forth at the beginning hereof to the attention of the Chief Financial Officer, or if to the Company's website at www.chalonewinegroup.com, or at such other address as the Company shall have specified to the Holder of each Note in writing.

Notices under this Section 18 will be deemed given only when actually  received.

19.      REPRODUCTION  OF  DOCUMENTS.

         This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by each Holder at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to any Holder, may be reproduced by such Holder by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Holder may destroy any original document so reproduced. The Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by such Holder in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This Section 19 shall not prohibit the Company or any Holder from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

20.      CONFIDENTIAL INFORMATION.

         For the purposes of this Section 20, "CONFIDENTIAL INFORMATION" means information delivered to each Holder by or on behalf of the Company or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified when received by such Holder as being confidential information of the Company or such Subsidiary, provided that such term does not include information that (a) was publicly known or otherwise known to such Holder prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by such Holder or any Person acting on such Holder's behalf, (c) otherwise becomes known to such Holder other than through disclosure by the Company, any Subsidiary or any Guarantor through disclosure by a Person who was otherwise permitted to make such disclosure, or (d) constitutes financial statements delivered to such Holder under Section 7.1 that are otherwise publicly available.

         Each Holder will use its best efforts to maintain the confidentiality of such Confidential Information in accordance with procedures adopted by such Holder in good faith to protect confidential information of third parties delivered to such Holder, PROVIDED THAT such Holder may deliver or disclose Confidential Information to (i) each Holder's directors, trustees, officers, employees, Purchasers, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by each Holder's Notes), (ii) each Holder's financial advisors and other professional advisors who agree to hold confidential the Confidential

Information substantially in accordance with the terms of this Section 20, (iii) any other Holder, (iv) any Institutional Investor to which any Holder sells or offers to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (v) any Person from whom any Holder offers to purchase any security of the Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this Section 20), (vi) any federal or state regulatory authority having jurisdiction over any Holder, (vii) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about such Holder's investment portfolio or (viii) any other Person to which such delivery or disclosure may be necessary or appropriate (w) to effect compliance with any law, rule, regulation or order applicable to any Holder, (x) in response to any subpoena or other legal process, (y) in connection with any litigation to which any Holder is a party or (z) if an Event of Default has occurred and is continuing, to the extent any Holder may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement. Each Holder, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this Section 20 as though it were a party to this Agreement.

21. SUBSTITUTION OF PURCHASER; PARTICIPATION.

                (a) Each Purchaser shall have the right to substitute any one of its Affiliates as the purchaser of the Notes that such Purchaser has agreed to purchase hereunder, by written notice to the Company, which notice shall be signed by both such Purchaser and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in Section 6. Upon receipt of such notice, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall be deemed to refer to such Affiliate in lieu of the previous Purchaser. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to any Purchaser all of the Notes then held by such Affiliate, upon receipt by the Company of notice of such transfer, wherever the word "Purchaser" is used in this Agreement (other than in this Section 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to the Purchaser, and the Purchaser shall have all the rights of an original Holder under this Agreement.

                (b) Any Holder may at any time sell to one or more Persons not Affiliates of the Company (a "Participant") participating interests in any loan evidenced by a Note issued hereunder held by such Holder (the "Originating Holder"); provided, however, that (i) the Originating Holder's obligations under this Agreement shall remain unchanged, (ii) the Originating Holder shall remain solely responsible for the performance of such obligations, (iii) the Company and the Subsidiary Guarantors shall deal solely and directly with the Originating Holder in connection with the Originating Holder's rights and obligations under this Agreement and the Notes held by it, and (iv) no Holder shall transfer or grant any participating interest under which the Participant has rights to approve any amendment to, or any consent or waiver with respect to, this Agreement or any of the Notes. In the case of any such participation, the

Participant shall be entitled to the benefit of Section14.2, as though it were also a Holder hereunder.

22.      MISCELLANEOUS.

         22.1   Successors and Assigns.

         All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent Holder) whether so expressed or not.

         22.2   Payments Due on Non-Business Days.

         Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

         22.3   Severability.

         Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         22.4   Construction.

         Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         22.5   Counterparts.

         This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         22.6   Governing Law; Jurisdiction and Service of Process.

         This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State. The Company hereby irrevocably and unconditionally agree that any suit, action or proceeding with respect to this Agreement, or any proceeding to execute or otherwise enforce any judgment in respect of any breach thereof, brought by any registered Holder of a Note against the Company or any of its property, may be brought by such Holder of a
Note in the United States District Court for the Southern District of New York or any New York State Court sitting in the Borough of Manhattan as such Holder of a Note may in its sole discretion elect, and by the execution and delivery of this Agreement, the Company irrevocably submits to the jurisdiction of each such court; and agrees that process served either personally or by registered mail shall constitute, to the extent permitted by law, adequate service of process in any such suit. In addition, the Company hereby irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue in any suit, action or proceeding arising out of or relating to this Agreement or any Note, brought in the said courts, and hereby irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. Nothing herein shall in any way be deemed to limit the ability of any registered Holder of a Note to serve any such writs, process or summonses, in any manner permitted by applicable law or to obtain jurisdiction over the Company in such other jurisdiction, and in such manner, as may be permitted by applicable law.

22.7 Agents for Service of Process.

         WITHOUT LIMITING THE FOREGOING, THE COMPANY HEREBY APPOINTS, IN THE CASE OF ANY SUCH ACTION OR PROCEEDING BROUGHT IN THE COURTS OF OR IN THE STATE OF NEW YORK, CT CORPORATION TO RECEIVE, FOR IT AND ON ITS BEHALF, SERVICE OF PROCESS IN THE STATE OF NEW YORK WITH RESPECT THERETO, PROVIDED THE COMPANY MAY, AND IN THE EVENT THAT CT CORPORATION IS AT ANY TIME NO LONGER DOMICILED IN THE STATE OF NEW YORK, THE COMPANY SHALL, APPOINT CT CORPORATION OR ANY OTHER PERSON, REASONABLY ACCEPTABLE TO THE REQUIRED HOLDERS, WITH OFFICES IN THE STATE OF NEW YORK TO REPLACE SUCH PURCHASERS FOR SERVICE OF PROCESS UPON DELIVERY TO THE HOLDERS OF A REASONABLY ACCEPTABLE AGREEMENT OF SUCH NEW PURCHASERS AGREEING SO TO ACT. IF SERVICE OF PROCESS IS MADE BY ANY HOLDER OF A NOTE UPON SUCH APPOINTEE, A COPY THEREOF SHALL ALSO BE PROVIDED TO THE COMPANY, BY REGISTERED OR CERTIFIED MAIL, OR BY INTERNATIONALLY-RECOGNIZED EXPEDITED DELIVERY SERVICE; PROVIDED THAT THE FAILURE OF SUCH HOLDER TO PROVIDE SUCH COPY TO THE COMPANY SHALL NOT IMPAIR OR AFFECT IN ANY WAY THE VALIDITY OF SUCH SERVICE OF PROCESS OR ANY JUDGMENT RENDERED IN ANY SUCH SUIT, ACTION, OR PROCEEDING. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY HOLDER OF A NOTE TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY MANNER PERMITTED BY APPLICABLE LAW, OR TO OBTAIN JURISDICTION OVER THE COMPANY, IN SUCH OTHER JURISDICTION, AND IN SUCH MANNER, AS MAY BE PERMITTED BY APPLICABLE LAW.

         22.8   Waiver of Jury Trial.

         THE COMPANY AND THE HOLDERS HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE COMPANY AND THE HOLDERS HEREBY AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT IN ANY WAY LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS,
RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. A COPY OF THIS SECTION 22.8 MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND CONSENT TO TRIAL BY COURT. THIS SECTION 22.8 MAY NOT BE AMENDED, MODIFIED, TERMINATED OR WAIVED EXCEPT BY A WRITING WHICH MAKES SPECIFIC REFERENCE TO THIS SECTION 22.8.

                                   * * * * *

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Company, whereupon the foregoing shall become a binding agreement between you and the Company.

                                 Very truly yours,

                                 THE CHALONE WINE GROUP, LTD.

                                 By: /s/ THOMAS B. SELFRIDGE
                                    _________________________________________
                                         Thomas B. Selfridge, President & CEO



AMENDED AND RESTATED
NOTE PURCHASE AGREEMENT

                                 AGSTAR FINANCIAL SERVICES, PCA, D/B/A FARM
                                   CREDIT SERVICES COMMERCIAL FINANCE GROUP

                                 BY: /s/ JAMEY M. GRAFING
                                    _________________________________________

                                 NAME:   Jamey M. Grafing
                                    _________________________________________

                                 ITS:    SVP - Syndicated Finance
                                    _________________________________________

                                 FARM CREDIT SERVICES OF AMERICA, PCA

                                 BY: /s/ BRUCE P. ROUSE
                                    _________________________________________

                                 NAME:   BRUCE P. ROUSE
                                 ITS:    V.P. - COMMERICAL LENDER

                       INFORMATION RELATING TO PURCHASERS

                                                Principal Amount and Series
Name and Address of Purchaser                   of Notes to be Purchased
_____________________________                   ___________________________

FARM CREDIT  SERVICES OF AMERICA, PCA           $ 5,000,000 Series A Notes
206 South 19th Street                            15,000,000 Series C Notes
Omaha, Nebraska 68102
Attention: Bruce P. Rouse
Facsimile Number: (402) 348-3324
Confirmation Number: (402) 348-3284

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds at the opening of business on the due date thereof (identifying each payment as "The Chalone Wine Group, Ltd Adjustable Rate Senior Secured Notes, Series A, Due September 15, 2010, 157639 B* 5, principal, premium or interest" or "The Chalone Wine Group, Ltd. Adjustable Rate Senior Secured Notes, Series C, Due September 15, 2010, PPN 157639 B# 1, principal, premium or interest") to:

Bank Name: AgAmerica FCB
Short Name: AGAMER FCB
Routing # (ABA): 125108298
Beneficiary Account Name: Farm Credit Services of America
Beneficiary Account Number: 81100-000 (Commercial Loan)
Further Credit Account Name: The Chalone Wine Group, Ltd.
Further Credit Account #: 89407-151 & 152
Contact: Judy Bachand (800) 348-0023 or Sue Bement (800) 348-0283 x3284

Contemporaneous with the above electronic funds transfer, mail or fax the following information: (1) the full name, private placement number, interest rate and maturity date of the Notes; (2) the allocation of payment between principal, interest, premium and any special payment; and (3) the name and address of the Bank from which such transfer was sent, to:

Farm Credit Services of America, PCA
206 South 19th Street
Omaha, Nebraska 68102
Attention: Sue Bement
Facsimile Number: (402) 348-3324
Confirmation Number: (402) 348-3284

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None
Taxpayer I.D. Number: 47-0373522

                                   SCHEDULE A
                          (to Note Purchase Agreement)

                                                Principal Amount and Series
Name and Address of Purchaser                   of Notes to be Purchased
_____________________________                   ___________________________

AGSTAR FINANCIAL SERVICES, PCA                  $10,000,000 Series B Notes
 DBA FARM CREDIT SERVICES COMMERCIAL
     FINANCE GROUP
1921 Premiere Drive
PO Box 4249
Mankato, MN 56002-4249
Attention: Jamey Grafing
Facsimile Number: (507) 344-5081
Confirmation Number: (507) 345- 5626

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds at the opening of business on the due date thereof (identifying each payment as "The Chalone Wine Group, Ltd Adjustable Rate Senior Secured Notes, Series B, Due September 15, 2010, PPN 157639 B@ 3, principal, premium or interest") to:

Bank Name: AgriBank St Paul
Routing Number: 0960 1697 2
Remitter: Purchasers Bank for Chalone Wine Group
Deadline: Wire must be sent to AgriBank by 2 p.m.


Notices

Contemporaneous with the above electronic funds transfer, mail or fax the following information setting forth: (1) the full name, private placement number, interest rate and maturity date of the Notes and including also the identifying information: Chalone Loan # 1068700900, Chalone CIF # 1682954; (2) the allocation of payment between principal, interest, premium and any special payment; and (3) the name and address of the Bank from which such transfer was sent, to the above address, Attention: Karen Doyen.

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued: None

Taxpayer I.D. Number: 41-1956284

                                 DEFINED TERMS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "ACCOUNTS AND INVENTORY COLLATERAL" means the Collateral described in the granting clauses of the Security Agreement.

         "ACQUISITION" means any transaction or series of related transactions for the purpose of, or resulting, directly or indirectly, in (a) the acquisition of all or substantially all of the assets of a Person, or any line or segment of business or division of a Person, (b) the acquisition of in excess of 50% of the capital stock, partnership interests, membership interests or equity of any Person, or otherwise causing any Person to become a Subsidiary, or (c) a merger or consolidation or any other combination with another Person (other than a Person that is a Subsidiary) provided that (i) the Company or a Subsidiary is the surviving entity or (ii) after giving effect to such merger or consolidation, such other Person has become a Subsidiary of a Company

         "ADDITIONAL SUBSIDIARY GUARANTOR" means each Subsidiary of the Company that, subsequent to the Closing, from time to time guarantees any Funded Debt of the Company or of another Subsidiary.

         "ADJUSTABLE RATE" means, with respect to the Series A Notes, the Series A Adjustable Rate, with respect to the Series B Notes, the Series B Adjustable Rate or with respect to the Series C Notes, the Series C Adjustable Rate.

         "AFFILIATE" means, at any time, and with respect to any Person, (a) any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of voting or equity interests of the Company or any Subsidiary or any corporation of which the Company and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of voting or equity interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Company.

         "ATTRIBUTABLE INDEBTEDNESS" means, on any date, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease Obligation, the capitalized amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease.

         "BANK LENDERS" is defined in Section 1.4.

         "BANK REVOLVER LENDERS" means those Bank Lenders which hold Revolving Notes (as

                                   SCHEDULE B
                          (to Note Purchase Agreement)
defined in the Credit Agreement) of the Company.

         "BANK TERM LENDERS" means those Bank Lenders which hold Term Notes (as defined in the Credit Agreement) of the Company.

         "BUSINESS DAY" means any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed.

         "CANOE RIDGE INTERCOMPANY LOAN AMOUNT" means the sum of (i) $7,000,000 PLUS (ii) on each anniversary of the Closing Date, 10% of the Canoe Ridge Intercompany Loan Amount in effect immediately prior to such anniversary.

         "CAPITAL LEASE" means, for any Person, any lease of property (whether real, personal or mixed) which, in accordance with GAAP, would, at the time a determination is made, be required to be recorded as a capital lease in respect of which such Person is liable as lessee.

         "CAPITAL STOCK" means (a) in the case of a corporation,  capital stock,
(b) in the case of an association or business entity, any and all shares, interests, participation, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests and (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person.

         "CHANGE OF CONTROL" means (a) any "person" (as such term is used in subsections 13(d) and 14(d) of the Exchange Act) or group of persons on or after the Closing Date other than members of the Board of Directors of the Company as of the date hereof and their "Affiliates" (as such term is used in Rule 405 of the Securities Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 51% or more of the combined voting power of the Company's then-outstanding voting securities, or (b) the Existing Directors for any reason cease to constitute a majority of the Company's board of directors. "Existing Directors" means (x) individuals constituting the Company's board of directors on the Closing Date, and (y) any subsequent director whose election by the board of directors or nomination for election by the Company's shareholders was approved by a vote of at least a majority of the directors then in office, which directors either were directors on the Closing Date or whose election or nomination for election was previously so approved.

         "CLOSING" is defined in Section 3.

         "CLOSING DATE" is defined in Section 3.

         "CODE" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "COLLATERAL" means the property described in the Collateral Documents, and all other property now existing or hereafter acquired which may at any time be or become subject to a

Lien in favor of the Collateral Agent or the Secured Parties pursuant to the Collateral Documents or otherwise, securing the payment and performance of the Notes and the other Secured Obligations.

         "COLLATERAL DOCUMENTS" means the Deeds of Trust, the Security Agreement, the Patent and Trademark Security Agreement, any other agreement pursuant to which the Company, the Guarantors or any other Person provides a Lien on its assets in favor of the Collateral Agent for the benefit of the Holders and all financing statements, fixture filings, patent, trademark and copyright filings, assignments, acknowledgments and other filings, documents and agreements made or delivered pursuant thereto.

         "COMPANY" means The Chalone Wine Group, Ltd., a California corporation.

         "COMPLIANCE CERTIFICATE" means a certificate of a Responsible Officer of the Company, in substantially the form of Exhibit F, with such changes thereto as the Holders may from time to time reasonably request.

         "CONFIDENTIAL INFORMATION" is defined in Section 20.

         "CONSOLIDATED EBIT" means, for any period, Consolidated Net Income (computed without giving effect to any gains or losses from dispositions of assets and other extraordinary items) PLUS Consolidated Interest Expense PLUS income tax expense, in each case, which were deducted in determining Consolidated Net Income of the Company and its Subsidiaries on a consolidated basis as determined in accordance with GAAP.

         "CONSOLIDATED EBITDA" means, for any period, Consolidated Net Income (computed without giving effect to any gains or losses from dispositions of assets and other extraordinary items) PLUS Consolidated Interest Expense PLUS income tax expense plus depreciation expense, amortization expense and other non-cash expenses, in each case, which were deducted in determining Consolidated Net Income of the Company and its Subsidiaries on a consolidated basis as determined in accordance with GAAP.

         "CONSOLIDATED EBITDAR" means, for any period, Consolidated EBITDA PLUS Consolidated Rent Expense which was deducted in determining Consolidated Net Income of the Company and its Subsidiaries on a consolidated basis as determined in accordance with GAAP.

         "CONSOLIDATED INDEBTEDNESS" means as at any date of determination, the total Indebtedness of the Company and its Subsidiaries on a consolidated basis MINUS (1) accounts payable to trade creditors for goods and services on current operating liabilities (not the result of the borrowing of money) incurred in the ordinary course of the Company's or the Subsidiaries' business in accordance with customary terms and paid within the specified time (unless contested in good faith by appropriate proceedings and reserved for in accordance with GAAP) and (2) until such time as the Indebtedness owing as of the date hereof by the Company to the estate of Richard Graff is repaid in full, Indebtedness owing by the Company to the estate of Richard Graff in a principal amount not to exceed $1,000,000.

         "CONSOLIDATED INTEREST EXPENSE" means, for any period, interest expense (including that attributable to Capital Leases) of the Company and its Subsidiaries on a consolidated basis, including all commissions, discounts and other fees and charges owed with respect to standby letters of credit, as determined in accordance with GAAP.

         "CONSOLIDATED NET INCOME" means, for any period, the net income of the Company and its Subsidiaries on a consolidated basis for such period taken as a single accounting period, as determined in accordance with GAAP.

         "CONSOLIDATED RENT EXPENSE" means, for any period, operating lease expense of the Company and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

         "CONSOLIDATED TANGIBLE NET WORTH" means, as of any date of determination, Consolidated Total Assets PLUS Subordinated Debt MINUS Consolidated Total Liabilities; PROVIDED, HOWEVER, that there shall be excluded from Consolidated Total Assets all assets which would be classified as intangible assets in accordance with GAAP, including goodwill, organizational expense, research and development expense, patent applications, patents, trademarks, trade names, brands, copyrights, trade secrets, customer lists, licenses, franchises and covenants not to compete.

         "CONSOLIDATED TOTAL ASSETS" means, as of any date of determination, the total assets of the Company and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

         "CONSOLIDATED   TOTAL   LIABILITIES"   means,   as  of  any   date   of
determination, the total liabilities of the Company and its Subsidiaries on a consolidated basis, as determined in accordance with GAAP.

         "CREDIT AGREEMENT" means the Credit Agreement dated as of April 19, 2002, between the Company and Cooperatieve Centrale Raiffeisen-Boerenleenbank, B.A., "Rabobank Nederland," New York Branch, as such Credit Agreement may be amended, renewed or extended.

         "CREDIT AGREEMENT GUARANTIES" means the Guaranties (as defined in the Credit Agreement).

         "CURRENT DEBT" means, with respect to any Person, all Debt of such Person which by its terms or by the terms of any instrument or agreement relating thereto matures on demand or within one year from the date of the creation thereof and is not directly or indirectly renewable or extendible at the option of the obligor in respect thereof to a date one year or more from such date, and which shall include Current Maturities of Funded Debt.

         "CURRENT MATURITIES OF FUNDED DEBT" means, at any time and with respect to any item of Funded Debt, the portion of such Funded Debt outstanding at such time which by the terms of such Funded Debt is due on demand or within one year from such time (whether by sinking fund, other required prepayment or final payment at maturity) and is not directly or indirectly renewable, extendible or refundable at the option of the obligor under an agreement or firm commitment in effect at such time to a date one year or more from such date.

         "DEEDS OF TRUST" means each Deed of Trust, Security Agreement, Assignment of Leases and Rents and Fixture Filing and each Mortgage, Security Agreement, Assignment of Leases and Rents and Fixture Filing, from the Company or a Subsidiary Guarantor, as trustor or grantor, as the case may be, to the trustee named therein and for the Collateral Agent, as beneficiary, in substantially the form of Exhibit A.

         "DEFAULT RATE" means that rate of interest that is the greater of (a) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (b) 2% over the rate of interest publicly announced by Chase Manhattan Bank in New York, New York as its "base" or "prime" rate.

         "DOLLARS" means lawful currency of the United States of America.

         "DOMESTIC SUBSIDIARY" means a Subsidiary which is organized under the laws of a State of the United States, Canada or Puerto Rico.

         "EDNA VALLEY" means Edna Valley Vineyards, a California general partnership.

         "EDNA VALLEY INTERCOMPANY LOAN AMOUNT" means the sum of (i) $20,000,000, plus (ii) on each anniversary of the Closing Date, 10% of the Edna Valley Intercompany Loan Amount in effect immediately prior to such anniversary.

         "ENVIRONMENTAL INDEMNITY" means the Environmental Indemnity of the Company and the Subsidiary Guarantors, in substantially the form of Exhibit B.

         "ENVIRONMENTAL LAWS" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA   AFFILIATE"  means  any  trade  or  business  (whether  or  not incorporated) that is treated as a single employer together with the Company under section 414 of the Code. "Event of Default" is defined in Section 11.

         "EVENT OF LOSS" means with respect to any asset of the Company or its Subsidiaries any of the following: (a) any loss, destruction or damage of such asset; (b) any pending or threatened institution of any proceedings for the condemnation or seizure of such asset or of any right of eminent domain; or (c) any actual condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, of such asset, or confiscation of such asset or requisition of the use of such asset.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "FOREIGN SUBSIDIARY" means any Subsidiary other than a Domestic Subsidiary.

         "FUNDED DEBT" of any Person shall mean (a) all Debt of such Person, or all Debt of such Person which has been incurred in connection with the acquisition of assets, in each case having a final maturity of one or more than one year from the date of origin thereof (or which is renewable or extendible at the option of the obligor for a period or periods more than one year from the date of origin), including all payments in respect thereof that are required to be made within one year from the date of any determination of Funded Debt, whether or not the obligation to make such payments shall constitute a current liability of the obligor under GAAP, (b) all Capitalized Lease Obligations of such Person, and (c) all Guaranties by such Person of Funded Debt of others.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "GOVERNMENTAL AUTHORITY" means

                (a)     the government of

                        (i) the United States of America or any State or other political subdivision thereof, or

                        (ii) any jurisdiction in which the Company or any Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Company or any Subsidiary, or

                (b)     any entity exercising  executive, legislative, judicial,
regulatory  or   administrative   functions  of,  or  pertaining  to,  any  such
government.

         "GROWERS' LIENS" means statutory Liens securing the payment of amounts due from the Company or any Subsidiary Guarantor to any other Person on account of any crops, produce or other farm products supplied by such Person to the Company or such Subsidiary Guarantor, including but not limited to, Liens in favor of growers arising pursuant to Article 9 (commencing with Section 55631), Chapter 6, Division 20 of the California Food and Agricultural Code, as now in effect or hereafter amended."

         "GUARANTOR  DOCUMENTS" means each Subsidiary Guarantee  Agreement,  the
Collateral Documents and all other certificates, documents, agreements and instruments delivered to the Collateral Agent and the Holders under or in connection with a Subsidiary Guarantee Agreement.

         "GUARANTY" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Debt, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

                (a) to purchase such Debt or obligation or any property constituting security therefor;

                (b) to advance or supply funds (i) for the purchase or payment of such Debt or obligation, or (ii) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Debt or obligation;

                (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Debt or obligation of the ability of any other Person to make payment of the Debt or obligation; or

                (d) otherwise to assure the owner of such Debt or obligation against loss in respect thereof.

In any computation of the Debt or other liabilities of the obligor under any Guaranty, the Debt or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         "GUARANTY OBLIGATION" means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person (i) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (ii) to advance or provide funds (A) for the payment or discharge of any such primary obligation, or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, (iv) in connection with any synthetic lease or other similar off balance sheet lease transaction, or (v) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof.

         "HAZARDOUS MATERIAL" means any and all pollutants, toxic or hazardous wastes or any other substances that pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is restricted, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polycholorinated biphenyls).

         "HOLDER" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to Section 13.1.

         "INDEBTEDNESS" means, for any Person: (i) all indebtedness or other obligations of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses; (iii) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or Holder under such agreement in the event of default are limited to repossession or sale of such property); (iv) all obligations under Capital Leases and Synthetic Lease Obligations; (v) all reimbursement or other obligations of such Person under or in respect of letters of credit and bankers acceptances, and all net obligations in respect of Rate Contracts in an amount equal to the Swap Termination Values thereof; (vi) all reimbursement or other obligations of such Person in respect of any bank guaranties, shipside bonds, surety bonds and similar instruments issued for the account of such Person or as to which such Person is otherwise liable for reimbursement of drawings or payments; (vii) all Guaranty
Obligations; and (viii) all indebtedness of another Person secured by any Lien upon or in property owned by the Person for whom Indebtedness is being determined, whether or not such Person has assumed or become liable for the payment of such indebtedness of such other Person. For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person (subject only to customary recourse exceptions acceptable to the Required Holders). The amount of any Capital Lease or Synthetic Lease Obligation as of any date shall be deemed to be the amount of Attributable Indebtedness in respect thereof as of such date.

         "INSTITUTIONAL  INVESTOR"  means (a) any original  purchaser of a Note,
(b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association, national banking association or Farm Credit System institution, acting for its own account or in a fiduciary capacity, or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "INTELLECTUAL PROPERTY COLLATERAL" means the Collateral described in the granting clauses of the Patent and Trademark Security Agreement.

         "INTERCREDITOR AGREEMENT" is defined in Section 1.4.

         "INVENTORY" means all "inventory" (as such term is defined in the UCC). For purposes of this Agreement, bulk wine shall be deemed Inventory regardless of whether bulk wine is properly classified as "inventory" under the UCC.

         "INVESTMENT" means any investment, made in cash or by delivery of property, by the Company or any of its Restricted Subsidiaries in (a) any Person, whether by acquisition of Capital Stock, Debt or other obligations or security, or by loan, guaranty, advance, capital contribution or otherwise, or
(b) any property.

         "LEVERAGE RATIO" has the meaning specified in Section 10.4(a).

         "LIEN" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, Holder or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of Capital Stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "LOAN DOCUMENTS" means this Agreement, the Notes, the Collateral Documents, the Intercreditor Agreement, each Guaranty, the Guarantor Documents, the Environmental Indemnity and all other certificates, documents, agreements and instruments delivered to the Collateral Agent and the Holders under or in connection with this Agreement.

         "MAKE-WHOLE AMOUNT" is defined in Section 8.6.

         "MATERIAL" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Company and its Restricted Subsidiaries taken as a whole.

         "MATERIAL ADVERSE EFFECT" means any event, matter, condition or circumstance which (i) has or would reasonably be expected to have a material adverse effect on the business, properties, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole;
(ii) would materially impair the ability of the Company, or any other Person to perform or observe its obligations under or in respect of the Loan Documents, or
(iii) affects the legality, validity, binding effect or enforceability of any of the Loan Documents or the perfection or priority of any Lien granted to the Collateral Agent for the benefit of the Holders under any of the Collateral Documents.

         "MAXIMUM INTERCOMPANY LOAN AMOUNT" means the sum of (i) $35,000,000 PLUS (ii) on each anniversary of the Closing Date, 10% of the Maximum Intercompany Loan Amount then in effect immediately prior to such anniversary. "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in section 4001(a)(3) of ERISA).

         "NET ISSUANCE PROCEEDS" means, as to any issuance or other incurrence of debt or any issuance of equity by any Person, cash proceeds received or receivable by such Person in connection therewith, net of out-of-pocket costs and expenses paid or incurred in connection therewith in favor of any Person not an Affiliate of such Person.

         "NET PROCEEDS" means, as to any sale, transfer or other disposition of assets ("Disposition") by a Person, proceeds in cash, checks or other cash equivalent financial instruments as and when received by such Person, net of:
(a) the direct costs relating to such Disposition excluding amounts payable to such Person or any Affiliate of such Person, (b) sale, use or other transaction taxes, and income taxes, paid or reasonably expected to be payable by such Person as a direct result thereof, and (c) amounts required to be applied to repay principal, interest and prepayment premiums and penalties on Indebtedness secured by a Lien on the asset which is the subject of such Disposition. "NET PROCEEDS" shall also include proceeds paid on account of any Event of Loss, net of (i) all money actually applied or set aside within six months after the receipt of such proceeds to repair or reconstruct the damaged property or property affected by the condemnation or taking, (ii) all of the costs and expenses reasonably incurred in connection with the collection of such proceeds, award or other payments, and (iii) any amounts retained by or paid to parties having superior rights to such proceeds, awards or other payments.

         "NOTES" is defined in Section 1.

         "OFFICER'S CERTIFICATE" means a certificate of a Senior Financial Officer or of any other officer of the Company or a Subsidiary as the context shall require, whose responsibilities extend to the subject matter of such certificate.

         "OPERATING LEASE" means, for any Person, any lease of any property of any kind by that Person as lessee which is not a Capital Lease.

         "ORIGINAL SUBSIDIARY GUARANTEE AGREEMENT" is defined in Section 4.5.

         "ORIGINAL  SUBSIDIARY   GUARANTOR"  means  a  corporation  which  is  a
Restricted Subsidiary listed on Schedule 5.4

         "PATENT  AND  TRADEMARK  SECURITY   AGREEMENT"  means  the  Patent  and
Trademark Security Agreement between the Company and the Collateral Agent, in substantially the form of Exhibit C.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "PERMITTED INVESTMENTS" means any of the following Dollar denominated investments, maturing within one year from the date of acquisition, selected by the Company:

                (a) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States;

                (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof and, at the time of acquisition, having the highest credit rating obtainable from either S&P or Moody's;

                (c) commercial paper or corporate promissory notes bearing at the time of acquisition the highest credit rating either of S&P or Moody's issued by United States, Australian, Canadian, European or Japanese bank holding companies or industrial or financial companies (other than an Affiliate of the Company or any Guarantor);

                (d) certificates of deposit issued by and bankers acceptances of and interest bearing deposits with any Lender, or with any United States, Australian, Canadian, European or Japanese commercial banks having capital and surplus of at least $500,000,000 or the equivalent and which issues (or the parent of which issues) commercial paper or other short term securities bearing the highest credit rating obtainable from either S&P or Moody's; and

                (e) money market funds organized under the laws of the United States or any state thereof that invest solely in any of the foregoing investments permitted under clauses (a), (b), (c) and (d).

         "PERMITTED LIENS" means:

                (a) Liens in favor of the Holders or the Collateral Agent for the benefit of the Holders to secure the Notes;

                (b) the existing Liens listed in Schedule 5.15 or incurred in connection with the extension, renewal or refinancing of the Indebtedness secured by such existing Liens, PROVIDED that any extension, renewal or replacement Lien shall be limited to the property encumbered by the existing Lien and the principal amount of the Indebtedness being extended, renewed or refinanced does not increase;

                (c) Liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and which are adequately reserved for in accordance with GAAP;

                (d) Liens of materialmen, mechanics, warehousemen, artisans, carriers or employees or other like Liens (including Growers' Liens and prodution Liens) arising in the ordinary course of business and securing obligations either not delinquent or being contested in good faith by appropriate proceedings which are adequately reserved for in accordance with GAAP;

                (e) Liens consisting of deposits or pledges to secure the payment of worker's compensation, unemployment insurance or other social security benefits or obligations, or to secure the performance of bids, trade contracts, leases (other than Capital Leases), public or statutory obligations, surety or appeal bonds or other obligations of a like nature incurred in the ordinary course of business (other than for Indebtedness or any Liens arising under ERISA);

                (f) easements, rights of way, servitudes or zoning or building restrictions and other minor encumbrances on real property and irregularities in the title to such property which do not in the aggregate materially impair the use or value of such property or risk the loss or forfeiture of title thereto;

                (g) statutory landlord's Liens under leases to which the Company or any of its Subsidiaries is a party;

                (h) Liens arising solely by virtue of any statutory or common law provision relating to banker's liens, rights of set-off or similar rights and remedies as to deposit accounts or other funds maintained with a creditor depository institution; PROVIDED that (i) such deposit account is not a dedicated cash collateral account and is not subject to restrictions against access by the Company in excess of those set forth by regulations promulgated by the FRB, and (ii) such deposit account is not intended by the Company or any Subsidiary to provide collateral to the depository institution;

                (i) Liens securing Indebtedness incurred by the Company or any Subsidiary which is permitted under Section 10.5(j); PROVIDED that (i) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (ii) the Indebtedness secured thereby does not exceed the cost or fair market value, whichever is lower, of the property being acquired on the date of acquisition;

                (j) Liens on specific tangible assets of Persons which become Subsidiaries after the date of this Agreement; PROVIDED, HOWEVER, that
(i) such Liens existed at the time the respective Persons became Subsidiaries and were not created in anticipation thereof, (ii) any such Lien does not by its terms cover any assets after the time such Person becomes a Subsidiary which were not covered immediately prior thereto, (iii) any such Lien does not by its terms secure any Indebtedness other than Indebtedness existing immediately prior to the time such Person becomes a Subsidiary, and (iv) such Indebtedness is permitted by Section 10.5(j); and

                (k) Liens securing the obligations of the Company and its Subsidiaries under the Credit Agreement, the Credit Agreement Guaranties and related loan documents, subject to the Intercreditor Agreement.

         "PERMITTED PREFERRED STOCK" means preferred stock of the Company, subject to the following: such preferred stock shall not (a) have mandatory redemption rights, or redemption at the option of the holder, sinking fund payments, guaranteed return or exchange ability or conversions into debt instruments or any other "debt-like" features other than any mandatory rights of redemption effective not earlier than six months after September 15, 2010, and
(b) require the payment of any dividends thereon while any Event of Default exists hereunder.

         "PERMITTED   SUBSIDIARY  GUARANTOR  GUARANTEES"  means  the  Subsidiary
Guarantee Agreements and the Guaranties of the Debt evidenced by the Credit Agreement entered into by Edna Valley and SHW.

         "PERSON"  means  an  individual,   partnership,   corporation,  limited
liability  company,  association,   trust,  unincorporated  organization,  or  a
government or agency or political subdivision thereof.

         "PLAN" means an "employee benefit plan" (as defined in section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by the Company or any ERISA Affiliate or with respect to which the Company or any ERISA Affiliate may have any liability.

         "PREFERRED STOCK" means any class of Capital Stock of a corporation that is preferred over any other class of Capital Stock of such corporation as to the payment of dividends or the payment of any amount upon liquidation or dissolution of such corporation.

         "PREMISES" means any and all real property, including all buildings and improvements now or hereafter located thereon and all appurtenances thereto, now or hereafter owned, leased, occupied or used by the Company and its Subsidiaries.

         "PRIMARY TRADEMARKS" means the following trademarks: ACACIA, CARMENET, CHALONE VINYARD, GAVILAN, SAGELANDS, STATON HILLS, MISTY RIDGE and PHOENIX.

"Production Liens" means statutory Liens securing the rights of Persons who have rendered services for the storage, protection, improvement, safekeeping, carriage, alteration, repair, harvest or crushing of any grapes or Inventory, including without limitation, artisans and service liens under California Civil Code Section 3051, thresher's liens under California Civil Code Section 3061, and harvestors liens under California Civil Code Section 3061.5.

         "PROPERTY"  or  "PROPERTIES"  means,   unless  otherwise   specifically
limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         "QPAM EXEMPTION" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "RATE CONTRACTS" means interest rate swaps, caps, floors and collars, currency swaps, or other similar financial products designed to provide protection against fluctuations in interest, currency or exchange rates.

         "REAL ESTATE COLLATERAL" means the Collateral described in the granting clauses of the Deeds of Trust.

         "RECEIVABLE DEBTOR" means any Person obligated on a Receivable.

         "RECEIVABLES" means all rights to payment arising out of the sale or lease of goods or the performance of services in the ordinary and usual course of business, however evidenced.

         "REQUIRED HOLDERS" means, at any time, the holders of at least a majority in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Company or any of its Affiliates).

         "REQUIREMENT OF LAW" means, as to any Person, any law (statutory or common), treaty, code, decree, order, rule or regulation or determination of any arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "RESPONSIBLE OFFICER" means any Senior Financial Officer and any other officer of the Company with responsibility for the administration of the relevant portion of this Agreement.

         "RESTRICTED PAYMENTS" has the meaning set forth in Section 10.7 hereof.

         "RESTRICTED SUBSIDIARY" means any Domestic Subsidiary which has not been designated as an Unrestricted Subsidiary.

         "SALE AND LEASEBACK TRANSACTION" means a transaction or series of transactions pursuant to which the Company or any Restricted Subsidiary shall sell or transfer to any Person (other than the Company or a Wholly-Owned Subsidiary) any property, whether now owned or hereafter acquired, and, as part of the same transaction or series of transactions, the Company or any Restricted Subsidiary shall rent or lease as lessee (other than pursuant to a Capital Lease), or similarly acquire the right to possession or use of, such property or one or more properties which it intends to use for the same purpose or purposes as such property.

         "SECURED OBLIGATIONS" has the meaning set forth in the Intercreditor Agreement.

         "SECURED PARTIES" means the Purchasers and the Bank Lenders.

         "SECURITIES ACT" means the Securities Act of 1933, as amended from time to time.

         "SECURITY" has the meaning set forth in section 2(a)(1) of the Securities Act.

         "SECURITY AGREEMENT" means the Security Agreement between the Company and the Collateral Agent, in substantially the form of Exhibit D. "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Company.

         "SERIES A ADJUSTABLE RATE" means the rate per annum to be borne by the Series A Notes during the following time periods:

                During the time period when
                Consolidated Indebtedness to
               Consolidated EBITDAR coverage
              shall be between the following    Interest Rate
                        levels:                   Per Annum

                     5.25 - 6.00x                  9.35%
                     4.75 - 5.24x                  9.20%
                     4.25 - 4.74x                  9.05%
                     3.75 - 4.24x                  8.90%
                     3.25 - 3.74x                  8.75%
                         <3.25                     8.60%

         "SERIES B ADJUSTABLE RATE" means the rate per annum to be borne by the Series B Notes during the following time periods:

                During the time period when
                Consolidated Indebtedness to
               Consolidated EBITDAR coverage
               shall be between the following   Interest Rate
                        levels:                   Per Annum

                     5.25 - 6.00x                  9.38%
                     4.75 - 5.24x                  9.23%
                     4.25 - 4.74x                  9.08%
                     3.75 - 4.24x                  8.93%
                     3.25 - 3.74x                  8.78%
                         <3.25                     8.63%

         "SERIES C ADJUSTABLE RATE" means the rate per annum to be borne by the Series C Notes during the following time periods:

                During  the  time  period  when
                Consolidated  Indebtedness to
               Consolidated EBITDAR coverage
               shall be between the following   Interest Rate
                        levels:                   Per Annum

                     5.25 - 6.00x                  9.50%
                     4.75 - 5.24x                  9.35%
                     4.25 - 4.74x                  9.20%
                     3.75 - 4.24x                  9.05%
                     3.25 - 3.74x                  8.90%
                         <3.25                     8.75%

         "SHW" means SHW Equity Co., a Washington corporation.

         "SHW  INTERCOMPANY  LOAN AMOUNT" means the sum of (i)  $8,000,000  plus
(ii) on each anniversary of the Closing Date, 10% of the SHW Intercompany Loan Amount in effect immediately prior to such anniversary.

         "SOLVENT" means, as to any Person at any time, that (i) the fair value of the property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(32) of the Bankruptcy Code; (ii) the present fair saleable value of the property of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (iii) such Person is able to realize upon its property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business; (iv) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (v) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

         "SPECIFIED ASSETS" means the assets of the Company and its Subsidiaries identified on Schedule 10.9 hereto which are being held for sale.

         "SPECIFIED LOAN TO VALUE EVENT" means, in connection with a sale, transfer or other disposition of any Term Debt Priority Collateral, any circumstance where the outstanding principal amount of the Term Debt on the date of determination thereof equals of exceeds 70% of the fair market value (as determined by an appraisal reasonably acceptable to the Required Holders performed within three
(3) years of the date of determination thereof) of the Term Debt Priority Collateral which is to remain subject to the Collateral Documents after giving effect to such sale, transfer or other disposition.

         "SUBORDINATED  DEBT"  means  any  Indebtedness  of the  Company  or any
Subsidiary   incurred   after  the  date  hereof  in  accordance   with  Section
10.04(a)(viii).

         SUBSIDIARY" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient equity or voting interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). The term "Subsidiary" also shall include Edna Valley so long as
(i) the financial results of Edna Valley are consolidated with those of the Company in accordance with GAAP, and (ii) the Company continues to act as the managing partner of Edna Valley. Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Company.

         "SUBSIDIARY GUARANTEE AGREEMENT" means an agreement substantially in the form of the Subsidiary Guarantee Agreement attached hereto as Exhibit 4.5.

         "SUBSIDIARY GUARANTOR" means each of Edna Valley Vineyard, Canoe Ridge Vineyard LLC, SHW Equity Company, Staton Hills Winery Company Ltd. and each other Subsidiary that becomes party to a Subsidiary Guarantee Agreement.

         "SUBSIDIARY GUARANTOR" means any Original Subsidiary Guarantor or Additional Subsidiary Guarantor which executes and delivers a Subsidiary
Guarantee Agreement and so long as such Person's obligations under the Subsidiary Guarantee Agreement remain in full force and effect and to the extent that the obligations of such Person under the provisions of the Subsidiary Guarantee Agreement have not, at the time, been terminated pursuant to the terms hereof.

         "SWAP TERMINATION VALUE" means, in respect of any one or more Rate Contracts, after taking into account the effect of any legally enforceable netting agreement relating to such Rate Contracts, (i) for any date on or after the date such Rate Contracts have been closed out and termination value(s) determined in accordance therewith, such termination value(s), and (ii) for any date prior to the date referenced in clause (a) the amount(s) determined as the mark-tomarket value(s) for such Rate Contracts, as determined by the Company based upon one or more mid-market or other readily available quotations provided by any recognized dealer in such Rate Contracts (which may include any Holder).

         "SYNTHETIC LEASE OBLIGATION" means the monetary obligation of a Person under (a) a socalled synthetic, off-balance sheet or tax retention lease, or (b) an agreement for the use or possession of property creating obligations that do not appear on the balance sheet of such Person but which, upon the insolvency or bankruptcy of such Person, would be characterized as the indebtedness of such Person (without regard to accounting treatment).

         "TERM   DEBT"  shall  have  the   meaning   assigned   thereto  in  the
Intercreditor Agreement.

         "TERM DEBT PRIORITY COLLATERAL" shall have the meaning assigned thereto in the Intercreditor Agreement.

         "UPDATE CERTIFICATE" means a certificate of a Responsible Officer of the Company in substantially the form of Exhibit G, with such changes thereto as the Holders may from time to time reasonably request.

         "UNRESTRICTED SUBSIDIARY" means each Subsidiary which is designated as an Unrestricted Subsidiary on Schedule 5.4 and any other Subsidiary which is hereafter designated as an Unrestricted Subsidiary by the Board of Directors of the Company. The Board of Directors of the Company may, after 30 days prior written notice is provided to the Holders designated any Unrestricted Subsidiary to be a Restricted Subsidiary or designate any Restricted Subsidiary to be an Unrestricted Subsidiary if, in each case, at the date of such designation and after giving effect thereto, no Default or Event of Default shall have occurred and be continuing.

         "WHOLLY-OWNED SUBSIDIARY" means, at any time, any Subsidiary one hundred percent (100%) of all of the equity interests (except directors' qualifying shares) and voting interests of which are owned by any one or more of the Company and the Company's other Wholly-Owned Subsidiaries at such time.

         "WINE DIVIDEND CREDITS" means annual credits provided by the Company to shareholders owning 100 or more shares of the Company's common stock, which credits may be applied by each such shareholder, for a period not to exceed one year following such shareholder's receipt of such credits, towards up to 50% of the purchase price of mail-order or other direct purchases of wine from the Company.

                               CORPORATE CHANGES


None.








                                 SCHEDULE 4.10
                          (to Note Purchase Agreement)

                                  SUBSIDIARIES



SUBSIDIARIES (EACH SUCH SUBSIDIARY BEING ALSO A RESTRICTED SUBSIDIARY):

NAME                                            OWNERSHIP INTEREST

SHW Equity Co., a Washington corporation        100%

Staton Hills Winery Company Limited, a          100% owned by SHW Equity Co.
Washington corporation

Canoe Ridge Winery, Inc., a Washington          100%
corporation

Canoe Ridge Vineyard, LLC, a Washington         100% (50.5% owned through Canoe
limited liability company                       Ridge   Winery, Inc.)

AFFILIATES:     Les Domaines Barons de Rothschild (Lafite)

Phyllis S. Hojel




                                  SCHEDULE 5.4
                          (to Note Purchase Agreement)

SENIOR OFFICERS:                                        DIRECTORS:

Christophe Salin, Chairman                              Christophe Salin

Thomas B. Selfridge, President and Chief Executive      Thomas B. Selfridge
  Officer

Robert B. Farver, Vice President, Sales and             Cristina G. Banks
  Distribution

Shawn Conroy Blom, Chief Financial Officer              Mark A. Hojel

Paul Novak, Vice President, Marketing                   Yves-Andre Istel

                                                        C. Richard Kramlich

                                                        George E. Myers

                                                        James H. Niven

                                                        Phillip M. Plant

                                                        Eric De Rothschild

                                                        W. Philip Woodward



                                     5.4-2

                              FINANCIAL STATEMENTS

Consolidated Statement of Income, Statement of Cash Flow, Statement of Changes in Shareholder Equity and Balance Sheet for the nine-month transition period ended December 31, 2001 and for the years ended March 31, 2001, March 31, 2000, March 31, 1999, March 31, 1998 and March 31, 1997.







                                  SCHEDULE 5.5
                          (to Note Purchase Agreement)

                                   LITIGATION



As disclosed in the Company's Form 10-K filed for the nine-month transition period ended December 31, 2001, the Company received notice dated August 28, 1998 from the California Department of Alcoholic Beverage Control ("ABC") that it was accused, along with 36 other companies (most of them wineries) of violations of Section 25502(a)(2) of the California Business and Professions Code which prohibits wine growers and others from giving "something of value" to retailers. The accusation arises from the appearance of paid advertisements of the Company and other wineries in catalogues distributed by a certain retailer. The notice of violation requested each of the noticed companies who agreed to the accusation to stipulate to a ten (10) day suspension of its license or, consent to the payment of a fine not greater than $10,000 in lieu of the suspension. The matter was tried to an administrative law judge appointed by the ABC on July 14, 1999. The judge found for the ABC and the ABC adopted the judge's decision. The Company, together with 16 other wine companies, filed an appeal with the Alcoholic Beverage Control Appeals Board, an independent body that hears appeals from ABC decisions. The matter was submitted to the ABC appeals board for a decision to be rendered within 90 days pursuant to the May 24, 2001 hearing date. The appeals board ruled against the ABC. The ABC does not agree with the ruling of the ABC appeals board and has submitted the case to the First District Court of Appeals in San Francisco for review.





                                  SCHEDULE 5.8
                          (to Note Purchase Agreement)

                                    LICENSES


None.





                                 SCHEDULE 5.11
                          (to Note Purchase Agreement)

                         EXISTING DEBT; EXISTING LIENS

Amounts owed pursuant to that Credit Agreement  between Chalone Wine Group, Ltd.
and  Cooperatieve   Centrale   Raiffeisen  -  Boerenleenbank   B.A.,   "Rabobank
Nederland," New York Branch, dated March 31, 1999, as amended.


Amounts owed pursuant to that Secured Purchase Money Promissory Note (Secured by Deed of Trust) dated July 1, 1996 in favor of Richard H. Graff, Trustee, Graff 1993 Trust Dated June 10, 1993 by The Chalone Wine Group, Ltd., in an original principal amount of $942,503. As of April 15, 2002, the remaining principal balance due is approximately $890,000.


Amounts owed pursuant to that Promissory Note and Loan Agreement Variable Rate dated July 17, 1996 in favor of Central Coast Federal Land Bank Association, FLCA by Edna Valley Vineyard, in an original principal amount of $1,839,275.


Amounts owed pursuant to the senior unsecured notes (Series A, B, C) between Agstar Financial Services, Farm Credit Services of America and The Chalone Wine Group, Ltd., dated September 15, 2000, as amended.


Other accounts payable, accrued liabilities and general office equipment leases in the ordinary course of business and barrel leases with De Lage Landen.





                                 SCHEDULE 5.15
                          (to Note Purchase Agreement)

                                SPECIFIED ASSETS


SALE OF CARMENET BRAND AND VINTAGE LANE FACILITY: The Company has engaged a broker to confidentially market the Carmenet brand and Vintage Lane facility.


SALE OF RICHARD GRAFF HOME AND SURROUNDING VINEYARD: The Graff home is on a separate parcel on the backside of the Chalone property site. The home is surrounded by approximately 10 acres of vineyards. The property is in escrow with a full cash offer of $1.195 million and is scheduled to close within the next 90 to 120 days.


SALE OF SUSCOL VINEYARD: The Company has begun to actively market this property.





                                 SCHEDULE 10.9
                          (to Note Purchase Agreement)

                             FORM OF SERIES A NOTE

                          THE CHALONE WINE GROUP, LTD.

     ADJUSTABLE RATE SENIOR SECURED NOTE, SERIES A, DUE SEPTEMBER 15, 2010


No. [_____]                                                               [Date]
$[_______]                                                       PPN 157639 B* 5

         FOR VALUE RECEIVED, the undersigned, The Chalone Wine Group, Ltd (herein called the "Company"), a corporation organized and existing under the laws of the State of California, hereby promises to pay to
[__________________________], or registered assigns, the principal sum of [__________________________] DOLLARS on September 15, 2010, with interest
(computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Series A Adjustable Rate from the date hereof, payable monthly in arrears, on the 15th day of each month, commencing with October 15, until the principal hereof shall have been paid in full, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the then applicable Series A Adjustable Rate and (ii) 2% over the rate of interest publicly announced by Chase Manhattan Bank from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in New York, New York at the principal office of Chase Manhattan Bank, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Secured Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of April 19, 2002 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in
Section 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the

                                  EXHIBIT 1-A
                          (to Note Purchase Agreement)

Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. This Note is subject to mandatory prepayment at the times and on the terms specified in the Note Purchase Agreement.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         The payment of all principal of, premium, if any, and interest on this Note and the other Notes outstanding under the Note Purchase Agreement has been unconditionally guaranteed by certain Subsidiaries of the Company pursuant to separate and several Subsidiary Guarantee Agreements (as defined in the Note Purchase Agreement). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.

         This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreement). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreement) in respect of such security and otherwise.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.



                                 THE CHALONE WINE GROUP, LTD.


                                 By:___________________________________________

                                 Its:__________________________________________





                                      1-A-2

                              FORM OF SERIES B NOTE

                          THE CHALONE WINE GROUP, LTD.

     ADJUSTABLE RATE SENIOR SECURED NOTE, SERIES B, DUE SEPTEMBER 15, 2010

No. [_____]                                                               [Date]
$[_______]                                                       PPN 157639 B@ 3

         FOR VALUE RECEIVED, the undersigned, The Chalone Wine Group, Ltd (herein called the "Company"), a corporation organized and existing under the laws of the State of California, hereby promises to pay to [_____________________________], or registered assigns, the principal sum of [_____________________________] DOLLARS on September 15, 2010, with interest
(computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Series B Adjustable Rate from the date hereof, payable monthly in arrears, on the 15th day of each month, commencing with October 15, 2000, until the principal hereof shall have been paid in full, and
(b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the then applicable Series B Adjustable Rate and (ii) 2% over the rate of interest publicly announced by Chase Manhattan Bank from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in New York, New York at the principal office of Chase Manhattan Bank, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Secured Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of April 19, 2002 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in
Section 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the


                                   EXHIBIT 1-B
                          (to Note Purchase Agreement)
purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. This Note is subject to mandatory prepayment at the times and on the terms specified in the Note Purchase Agreement.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         The payment of all principal of, premium, if any, and interest on this Note and the other Notes outstanding under the Note Purchase Agreement has been unconditionally guaranteed by certain Subsidiaries of the Company pursuant to separate and several Subsidiary Guarantee Agreements (as defined in the Note Purchase Agreement). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.

         This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreement). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreement) in respect of such security and otherwise.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.



                                 THE CHALONE WINE GROUP, LTD.



                                 By:__________________________________________

                                 Its:_________________________________________


                                     1-B-2

                             FORM OF SERIES C NOTE

                          THE CHALONE WINE GROUP, LTD.

     ADJUSTABLE RATE SENIOR SECURED NOTE, SERIES C, DUE SEPTEMBER 15, 2010

No. [_____]                                                               [Date]
$[________]                                                      PPN 157639 B# 1

         FOR VALUE RECEIVED, the undersigned, The Chalone Wine Group, Ltd (herein called the "Company"), a corporation organized and existing under the laws of the State of California, hereby promises to pay to
[__________________________], or registered assigns, the principal sum of [__________________________] DOLLARS September 15, 2010, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the Series C Adjustable Rate from the date hereof, payable monthly in arrears, on the 15th day of each month, commencing with October 15, 2001, until the principal hereof shall have been paid in full, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreement referred to below), payable monthly as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 2% over the then applicable Series C Adjustable Rate and (ii) 2% over the rate of interest publicly announced by Chase Manhattan Bank from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America in New York, New York at the principal office of Chase Manhattan Bank, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreement referred to below.

         This Note is one of a series of Senior Secured Notes (herein called the "Notes") issued pursuant to the Note Purchase Agreement, dated as of April 19, 2002 (as from time to time amended, the "Note Purchase Agreement"), between the Company and the Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in Section 20 of the Note Purchase Agreement and (ii) to have made the representation set forth in
Section 6.2 of the Note Purchase Agreement.

         This Note is a registered Note and, as provided in the Note Purchase Agreement, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the


                                 EXHIBIT 1-C-1
                          (to Note Purchase Agreement)

Company may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreement, but not otherwise. This Note is subject to mandatory prepayment at the times and on the terms specified in the Note Purchase Agreement.

         If an Event of Default, as defined in the Note Purchase Agreement, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreement.

         The payment of all principal of, premium, if any, and interest on this Note and the other Notes outstanding under the Note Purchase Agreement has been unconditionally guaranteed by certain Subsidiaries of the Company pursuant to separate and several Subsidiary Guarantee Agreements (as defined in the Note Purchase Agreement). Reference is hereby made thereto for a statement of the rights and benefits accorded thereby.

         This Note is equally and ratably secured by the Collateral Documents (as defined in the Note Purchase Agreements). Reference is hereby made to the Collateral Documents for a description of the collateral thereby mortgaged, warranted, bargained, sold, released, conveyed, assigned, transferred, pledged and hypothecated, the nature and extent of the security for the Notes, the rights of the holders of the Notes, the Collateral Agent (as defined in the Note Purchase Agreements) in respect of such security and otherwise.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.



                                 THE CHALONE WINE GROUP, LTD.



                                 By:________________________________________

                                 Its:_______________________________________


                                     1-C-2

            DESCRIPTION OF CLOSING OPINION OF COUNSEL TO THE COMPANY


The closing opinion of Farella Braun & Martel LLP, counsel to the Company, called for by Section 4.4(a) of the Note Purchase Agreement, shall be dated the date of Closing and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers and shall be to the effect that:

         1. The Company is a corporation, duly organized, validly existing and in good standing under the laws of the State of California, has the corporate power and the corporate authority to execute and perform the Note Purchase Agreement and to issue the Notes and has the full corporate power and the corporate authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

         2. Each Restricted Subsidiary is a corporation or other legal entity, duly organized, validly existing and in good standing under the laws of its jurisdiction of formation and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary and all of the issued and outstanding shares of Capital Stock or equivalent equity interest of each such Restricted Subsidiary have been duly issued, are fully paid and non-assessable and are owned by the Company, by one or more Restricted Subsidiaries, or by the Company and one or more Subsidiaries.

         3. The Note Purchase Agreement has been duly authorized by all necessary corporate or other legal entity action on the part of the Company, has been duly executed and delivered by the Company and constitute the legal, valid and binding contract of the Company enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

         4. The Notes have been duly authorized by all necessary corporate action on the part of the Company, have been duly executed and delivered by the Company and constitute the legal, valid and binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

         5. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental body, Federal, state or local, is necessary in connection with the execution, delivery and performance of the Note Purchase Agreement or the Notes.


                                 EXHIBIT 4.4(a)
                          (to Note Purchase Agreement)

         6. The issuance and sale of the Notes and the execution, delivery and performance by the Company of the Note Purchase Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Company pursuant to the provisions of the Articles of Incorporation or By-laws, or equivalent formation documents, of the Company or any agreement or other instrument to which the Company is a party or by which the Company may be bound.

         7. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Note Purchase Agreement does not, under existing law, require the registration of the Notes under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

         8. The issuance of the Notes and the use of the proceeds of the sale of the Notes in accordance with the provisions of and contemplated by the Note Purchase Agreement do not violate or conflict with Regulation T, U or X of the Board of Governors of the Federal Reserve System.

         9. There is no litigation pending or, to the best knowledge of such counsel, threatened which in such counsel's opinion could reasonably be expected to have Material Adverse Effect on the Company's business or assets or which would impair the ability of the Company to issue and deliver the Notes or to comply with the provisions of the Note Purchase Agreement.

         10.    The  Company  is  not  an  "investment  company"  or  a  company
"controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended.

         11. The Company has the power to submit, and pursuant to the Agreement, has legally, validly, effectively and irrevocably submitted, to the non-exclusive jurisdiction of the courts of the State of New York and of the courts of the United States of America having jurisdiction in the State of New York in respect of any legal action or proceeding arising out of the Agreement or the Notes.

         12. The choice of New York as the governing law of the Agreement and the Notes is valid and will be recognized and applied by the courts of New York and of the United States.

         13. The Company is not, nor will it become, solely by reason of entering into or performing its respective obligations under the Agreement or the carrying out of any of the transactions contemplated thereby, a "public utility company" or a "holding company" under the Public Utility Holding Company Act of 1935, as amended.

         14. Each Subsidiary Guarantor is a corporation or other legal entity, duly formed, validly existing and in good standing under the laws of the United States, has the corporate or other legal entity power and authority to execute and perform the Subsidiary Guarantee Agreement to which it is a party and has the full corporate or other legal entity power and authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation or other legal entity in each jurisdiction in which

                                    4.4(a)-2
the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

         15. To ensure the legality, validity, enforceability or admissibility into evidence of the Agreement and the Notes, it is not necessary that said documents or any other documents be registered, notarized, filed or recorded with any court or other authority or that any stamp or similar tax be paid with respect thereto.

         16. The obligations of the Company under the Agreement and the Notes, and the obligations of the Original Subsidiary Guarantors under the Original Subsidiary Guarantee Agreements, rank PARI PASSU in right of payment with all other Debt (actual or contingent) of the Company which is not secured or the subject of any statutory trust or preference or which is not expressly subordinated in right of payment to any other Debt thereof. Collateral Document opinions to come.

         17. The opinion of such counsel shall cover such other matters relating to the sale of the Notes as the Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Company.


                                    4.4(a)-3

                DESCRIPTION OF SPECIAL COUNSEL'S CLOSING OPINION

         The closing opinion of Davis Wright Tremaine LLP, special counsel Washington local real estate to the Purchasers, called for by Section 4.4(b) of the Agreement, shall be dated the Closing Date and addressed to the Purchasers, shall be satisfactory in form and substance to the Purchasers.

         With respect to matters of fact upon which such opinion is based, Davis Wright Tremaine LLP may rely on appropriate certificates of public officials and officers of the Company and the Original Subsidiary Guarantors.





                                 EXHIBIT 4.4(b)
                          (to Note Purchase Agreement)

                     FORM OF SUBSIDIARY GUARANTEE AGREEMENT



                 See attached representative form of Guarantee.







                                   EXHIBIT 4.5
                          (to Note Purchase Agreement)

              AMENDED AND RESTATED SUBSIDIARY GUARANTEE AGREEMENT

                RE: AMENDED AND RESTATED NOTE PURCHASE AGREEMENT
                                       OF
                          THE CHALONE WINE GROUP, LTD.


THIS AMENDED AND RESTATED SUBSIDIARY GUARANTEE AGREEMENT dated as of April 19, 2002 (the or this "GUARANTY") is by __________________________ ("SUBSIDIARY
GUARANTOR").

                                R E C I T A L S:

         A. The Chalone Wine Group, Ltd., a California corporation (the "COMPANY"), is the owner, directly and indirectly, of 100% of the outstanding membership interest in the Subsidiary Guarantor.

         B. Farm Credit Services of America, PCA and AgStar Financial Services, PCA, dba Farm Credit Services Commercial Finance Group (together with their permitted successors and assigns, the "PURCHASERS"), and the Company have entered into a Note Purchase Agreement dated as of September 15, 2000, as amended by the First Amendment dated as of February 9, 2001(the "ORIGINAL NOTE AGREEMENT"), pursuant to which the Company has issued to the Purchasers the Company's $5,000,000 8.90% Senior Guaranteed Notes, Series A, Due September 15, 2010; $10,000,000 8.93% Senior Guaranteed Notes, Series B, Due September 15, 2010; and $15,000,000 9.05% Senior Guaranteed Notes, Series C, Due September 15, 2010 (collectively, the "ORIGINAL NOTES"). The Subsidiary Guarantor has executed and delivered that certain Subsidiary Guarantee Agreement dated as of February 26, 2001 (the "ORIGINAL SUBSIDIARY GUARANTEE AGREEMENT") under and pursuant to which the Subsidiary Guarantor guaranteed to the Purchasers the full and prompt payment of all amounts due under and with respect to, and performance by the Company of the terms and provisions of, the Original Notes and the Original Note Agreement.

         C. The Subsidiary Guarantor has requested that Purchasers amend and restate the Original Note Agreement and Original Notes, and the Purchasers are willing to enter into and execute that certain Amended and Restated Note Purchase Agreement each dated April 19, 2002 (as the same may hereafter be amended, modified and/or restated from time to time, the "NOTE AGREEMENT") and are willing to amend and restate the Original Notes pursuant to the terms thereof (as so amended and restated, the "NOTES"), on the condition (among others) that the Subsidiary Guarantor execute and deliver this Amended and Restated Guarantee Agreement. All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Note Agreement unless otherwise defined herein or the context shall otherwise require.

         D. The Subsidiary Guarantor has agreed to execute and deliver this Amended and Restated Subsidiary Guarantee Agreement to and for the benefit of the Purchasers. This Amended and Restated Subsidiary Guarantee Agreement amends and restates the Original Subsidiary Guarantee Agreement in its entirety.

         E. The Subsidiary Guarantor has determined that the execution and delivery of this Amended and Restated Subsidiary Guarantee Agreement is in furtherance of its purposes and in the best interests of it and its members, and that it will derive substantial benefit, whether directly or indirectly, from the performance by the Company of the obligations under the Note Agreement, having regard for all relevant facts and circumstances.

         NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the Subsidiary Guarantor does hereby covenant and agree with the Purchasers as follows:

         1.     GUARANTY OF NOTES AND NOTE AGREEMENT

                (a) Subject to Section 1(b), below, the Subsidiary Guarantor does hereby irrevocably, absolutely and unconditionally (i) guarantee unto the Purchasers the prompt payment in full when due, whether by lapse of time, acceleration or otherwise, of (A) all indebtedness, obligations and liabilities of the Company under or in connection with or evidenced by (x) the Note
Agreement, or (y) the Notes heretofore or hereafter issued under the Note Agreement, in each case whether now existing or hereafter arising, due or to become due, direct or indirect, absolute or contingent, and howsoever evidenced, held or acquired and (B) all costs, expenses and charges, legal and otherwise, incurred by the Purchasers in collecting or enforcing any of such indebtedness, obligations and liabilities or in realizing on or protecting any security therefor, including, without limitation, the guaranty afforded hereunder (all of such indebtedness, obligations, liabilities, expenses and charges identified in the immediately foregoing clauses (A) and (B) being hereinafter referred to as the "OBLIGATIONS") and (ii) agree to cause the full and prompt performance and observance of each and all of the Company's obligations under and pursuant to the Notes, the Note Agreement and each and every agreement, certificate or other document executed or delivered in connection with the execution of the Note Agreement.

                (b) The obligations of the Subsidiary Guarantor hereunder shall be limited to the lesser of (i) the Obligations guaranteed hereunder, or
(ii) a maximum aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law (collectively, the "FRAUDULENT TRANSFER LAWS"), if and to the extent the Subsidiary Guarantor (or a trustee on its behalf) has properly invoked the protections of the Fraudulent Transfer Laws in each case after giving effect to all other liabilities of the Subsidiary
Guarantor, contingent or otherwise, that are relevant under the Fraudulent Transfer Laws.

         2.     GUARANTY OF PAYMENT AND PERFORMANCE

         This is a guaranty of payment and performance, and not of collection, and the Subsidiary Guarantor hereby waives any right to require that any action on or in respect of the Obligations or the Note Agreement be brought against the Company. The Purchasers may, at their option, proceed hereunder against the Subsidiary Guarantor in the first instance to collect monies when due, the payment of which is guaranteed hereby, without first proceeding against the Company or any other Person and without first resorting to any direct or indirect security for the Obligations or for this Amended and Restated Subsidiary Guarantee Agreement, if any, or to any other remedy. The liability of the Subsidiary Guarantor hereunder shall in no way be affected or impaired by any acceptance by the Purchasers of any direct or indirect security for, or other guaranties of, any indebtedness, liability or obligation of the Company or any other Person to the Purchasers or by any failure, delay, neglect or omission by the Purchasers to realize upon or protect any such indebtedness, liability or obligation or any notes or other instruments evidencing the same or any direct or indirect security therefor or by any approval, consent, waiver, or other action taken, or omitted to be taken by the Purchasers.

         3.     GENERAL PROVISIONS RELATING TO THE GUARANTY.

                (a) The Subsidiary Guarantor hereby consents and agrees that the Purchasers, with or without any further notice to or assent from the Subsidiary Guarantor may, without in any manner affecting the liability of the Subsidiary Guarantor, and upon such terms and conditions as the Purchasers may deem advisable:

                        (1) extend in whole or in part ( by renewal or otherwise), modify, change, compromise, release or extend the duration of the time for the performance or payment of any indebtedness, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any indebtedness, liability or obligations of the Company on the Obligations, or waive any default with respect thereto, or waive, modify, amend or change any provision of any other instruments; or

                        (2) sell, release, surrender, modify, impair, exchange or substitute any and all property, of any nature and from whomsoever received, held by, or on behalf of, the Purchasers as direct or indirect security, if any, for the payment or performance of any indebtedness, liability or obligation of the Company or of any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Obligations; or

                        (3) settle, adjust or compromise any claim of the Company against any other Person secondarily or otherwise liable for any indebtedness, liability or obligation of the Company on the Obligations.

         The Subsidiary Guarantor hereby ratifies and confirms any such extension, renewal, change, sale, release, waiver, surrender, exchange, modification, amendment, impairment, substitution, settlement, adjustment or compromise and agrees that the same shall be binding upon it, and hereby waives any and all defenses, counterclaims or offsets which it might or could have by reason thereof, it being understood that the Subsidiary Guarantor shall at all times be bound by this Guaranty and remain liable hereunder.

                (b) The Subsidiary Guarantor hereby waives: (1) notice of acceptance of this Amended and Restated Subsidiary Guarantee Agreement by the Purchasers or of the creation, renewal or accrual of any liability of the Company, present or future, or of the reliance of the Purchasers upon this Amended and Restated Subsidiary Guarantee Agreement (it being understood that the Obligations shall conclusively be presumed to have been created, contracted or incurred in reliance upon the execution of this Amended and Restated Subsidiary Guarantee Agreement); (2) demand of payment by the Purchasers from the Company or any other Person indebted in any manner on or for any of the indebtedness, liabilities or obligations hereby guaranteed; and (3) presentment for the payment by the Purchasers or any other Person of the Notes or any other instrument, protest thereof and notice of its dishonor to any party thereto and to the Subsidiary Guarantor. The obligations of the Subsidiary Guarantor under this Amended and Restated Subsidiary Guarantee Agreement and the rights of the Purchasers to enforce such obligations by any proceedings, whether by action at law, suit in equity or otherwise, shall not be subject to any reduction, limitation, impairment or termination, whether by reason of any claim of any character whatsoever or otherwise and shall not be subject to any defense, set-off, counterclaim (other than any compulsory counterclaim), recoupment or termination whatsoever.

                (c) The obligations of the Subsidiary Guarantor hereunder shall be binding upon the Subsidiary Guarantor and its successors and assigns, and shall remain in full force and effect irrespective of:

                        (1) the genuineness, validity, regularity or enforceability of the Obligations, the Note Agreement or any other instruments relating thereto or any of the terms of any thereof, the continuance of any obligation on the part of the Company or any other Person on the Obligations or under the Note Agreement or the power or authority or the lack of power or authority of the Company to issue or incur the Obligations or execute and deliver the Note Agreement or the Notes or to perform any of its obligations thereunder or the existence or continuance of the Company or any other Person as a legal entity; or

                        (2) any default, failure or delay, willful or otherwise, in the performance by the Company or any other Person of any obligations of any kind or character whatsoever of the Company or any other Person (including, without limitation, the obligations and undertakings of the Company or any other Person under the Obligations, the Note Agreement or the Notes); or

                        (3) any creditors' rights, bankruptcy, receivership or other insolvency proceeding of the Company or any other Person or in respect of the property of the Company or any other Person or any merger, consolidation, reorganization, dissolution, liquidation or winding up of the Company or any other Person; or

                        (4) impossibility or illegality of performance on the part of the Company or any other Person of its obligations under the Obligations, the Note Agreement, the Notes or any other instruments; or

                        (5) in respect of the Company or any other Person, any change of circumstances, whether or not foreseen or foreseeable, whether or not imputable to the Company or any other Person, or other impossibility of performance through fire, explosion, accident, labor disturbance, floods, droughts, embargoes, wars (whether or not declared), civil commotions, acts of God or the public enemy, delays or failure of suppliers or carriers, inability to obtain materials, action of any Federal or state regulatory body or agency, change of law or any other causes affecting performance, or any other force majeure, whether or not beyond the control of the Company or any other Person and whether or not of the kind hereinbefore specified; or

                        (6) any attachment, claim, demand, charge, lien, order, process, encumbrance or any other happening or event or reason, similar or dissimilar to the foregoing, or any withholding or diminution at the source, by reason of any taxes, assessments, expenses, indebtedness, obligations or liabilities of any character, foreseen or unforeseen, and whether or not valid, incurred by or against any Person, or any claims, demands, charges or liens of any nature, foreseen or unforeseen, incurred by any Person, or against any sums payable under this Amended and Restated Subsidiary Guarantee Agreement, so that such sums would be rendered inadequate or would be unavailable to make the payments herein provided; or

                        (7) any order, judgment, decree, ruling or regulation (whether or not valid) of any court of any nation or of any political subdivision thereof or any body, agency, department, official or administrative or regulatory agency of any thereof or any other action, happening, event or reason whatsoever which shall delay, interfere with, hinder or prevent, or in any way adversely affect, the performance by any party of its respective obligations under the Obligations, the Note Agreement or the Notes or any instrument relating thereto; or

                        (8) the failure of the Subsidiary Guarantor to receive any benefit from or as a result of its execution, delivery and performance of this Amended and Restated Subsidiary Guarantee Agreement; or

                        (9) any failure or lack of diligence in collection or protection, failure in presentment or demand for payment, protest, notice of protest, notice of default and of nonpayment, any failure to give notice to the Subsidiary Guarantor of failure of the Company or any other Person to keep and perform any obligation, covenant or agreement under the terms of the Obligations or the Note Agreement or failure to resort for payment to the Company or to any other Person or to any other guaranty or to any property, security or liens, if any, or other rights or remedies; or

                        (10) the acceptance of any security or other guaranty, the advance of additional money to the Company or any other Person, the renewal or extension of the Obligations or amendments, modifications, consents or waivers with respect to the Obligations or the Note Agreement, or the sale, release, substitution or exchange of any security, if any, for the Obligations or for this Amended and Restated Subsidiary Guarantee Agreement including, without limitation, the release of collateral, if any, or

                        (11) any defense whatsoever that the Company or any other Person might have to the payment of the Obligations, or to the performance or observance of any of the provisions of the Note Agreement, whether through the satisfaction or purported satisfaction by the Company or any other Person of its debts due to any cause such as bankruptcy, insolvency, receivership, merger, consolidation, reorganization, dissolution, liquidation, winding-up or otherwise; or

                        (12) any act or failure to act with regard to the Obligations or the Note Agreement or anything which might vary the risk of the Subsidiary Guarantor; or

                        (13) any other circumstance which might otherwise constitute a defense available to, or a discharge of, the Subsidiary Guarantor in respect of the obligations of the Subsidiary Guarantor under this Amended and Restated Subsidiary Guarantee Agreement;

PROVIDED that the specific enumeration of the above-mentioned acts, failures or omissions shall not be deemed to exclude any other acts, failures or omissions, though not specifically mentioned above, it being the purpose and intent of this Amended and Restated Subsidiary Guarantee Agreement that the obligations of the Subsidiary Guarantor shall be absolute and unconditional and shall not be discharged, impaired or varied except by the payment in full of the Obligations in accordance with their respective terms whenever the same shall become due and payable, at the place specified in and all in the manner and with the effect provided in the Notes and the Note Agreement. Without limiting the foregoing, it is understood that repeated and successive demands may be made and recoveries may be had hereunder as and when, from time to time, the Company shall default under the terms of the Notes or the Note Agreement and that notwithstanding recovery hereunder for or in respect of any given default or defaults by the Company under the Notes or the Note Agreement, this Amended and Restated Subsidiary Guarantee Agreement shall remain in full force and effect and shall apply to each and every subsequent default.

                (d) To the extent of any payments made under this Amended and Restated Subsidiary Guarantee Agreement, the Subsidiary Guarantor making such payment shall be subrogated to the rights of the holders of the Obligations in respect of whose Obligations such payment was made, but the Subsidiary
Guarantor covenants and agrees that such right of subrogation shall be subordinate in right of payment to the rights of any holder of the Obligations for which full payment has not been made or provided for and, to that end, the Subsidiary Guarantor agrees not to claim or enforce any such right of subrogation or any right of set-off or any other right which may arise on account of any payment made by the Subsidiary Guarantor in accordance with the provisions of this Amended and Restated Subsidiary Guarantee Agreement unless and until all of the Notes and all other Obligations have been fully paid and discharged.

                (e) The Subsidiary Guarantor agrees that to the extent the Company or any other Person makes any payment on any Obligation, which payment or any part thereof is subsequently invalidated, voided, declared to be fraudulent or preferential, set aside, recovered, rescinded or is required to be retained by or repaid to a trustee, receiver, or any other Person under any bankruptcy code, common law, or equitable cause, then and to the extent of such payment, the obligation or the part thereof intended to be satisfied shall be revived and continued in full force and effect with respect to the Subsidiary Guarantor's obligations hereunder, as if said payment had not been made. The liability of the Subsidiary Guarantor hereunder shall not be reduced or discharged, in whole or in part, by any payment to the Purchasers from any source that is thereafter paid, returned or refunded in whole or in part by reason of the assertion of a claim of any kind relating thereto, including, but not limited to, any claim for breach of contract, breach of warranty, preference, illegality, invalidity, or fraud asserted by any account debtor or by any other Person.

                (f) The Purchasers shall not be under any obligation (1) to marshall any assets in favor of the Subsidiary Guarantor or in payment of any or all of the liabilities of the Company under or in respect of the Obligations or the obligations of the Subsidiary Guarantor hereunder or (2) to pursue any other remedy that the Subsidiary Guarantor may or may not be able to pursue itself and that may lighten such Subsidiary Guarantor's burden, any right to which the Subsidiary Guarantor hereby expressly waives.

         4.     GUARANTOR COVENANTS.

                (a) REPORTING COVENANTS. So long as any Obligations shall remain unsatisfied, the Subsidiary Guarantor agrees that it shall furnish to the
Purchasers: (i) prompt written notice of any condition or event which has resulted, or that could reasonably be expected to result, in a Material Adverse Effect; and (ii) such other information respecting the operations, properties, business or condition (financial or otherwise) of the Subsidiary Guarantor or its Subsidiaries, if any, as the Purchasers may from time to time reasonably request.

                (b)     ADDITIONAL  AFFIRMATIVE  COVENANTS.   So  long  as   any
Obligations shall remain unsatisfied, the Subsidiary Guarantor agrees that:

                        (i) PRESERVATION OF EXISTENCE, ETC. The Subsidiary Guarantor shall, and shall cause each of its Subsidiaries, if any, to, maintain and preserve its legal existence, its rights to transact business and all other rights, franchises and privileges necessary or desirable in the normal course of its business and operations and the ownership of its properties.

                        (ii) FURTHER ASSURANCES AND ADDITIONAL ACTS. The Subsidiary Guarantor shall execute, acknowledge, deliver, file, notarize and register at its own expense all such further agreements, instruments, certificates, documents and assurances and perform such acts as the Purchasers shall reasonably deem necessary or appropriate to effectuate the purposes of this Amended and Restated Subsidiary Guarantee Agreement and promptly provide the Purchasers with evidence of the foregoing satisfactory in form and substance to it.

                (c) NEGATIVE COVENANTS. So long as any Obligations shall remain unsatisfied, the Subsidiary Guarantor agrees that:

                        (i) RESTRICTIONS ON FUNDAMENTAL CHANGES. The Subsidiary Guarantor shall not merge with or consolidate into, or acquire all or substantially all of the assets of, any Person, or sell, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions) all or substantially all of its assets, except that any wholly owned Subsidiary of the Subsidiary Guarantor may merge with, consolidate into or transfer all or substantially all of its assets to another such wholly-owned Subsidiary or to the Subsidiary Guarantor and in connection therewith such Subsidiary may be liquidated or dissolved.

                        (ii) DISTRIBUTIONS. The Subsidiary Guarantor shall not grant or otherwise agree to or suffer to exist any consensual restrictions on its ability to pay dividends and make other distributions to the Company, or to pay any Indebtedness owed to the Company or transfer properties and assets to the Company, except that any consensual restrictions existing as of the date hereof and disclosed in writing to the Purchasers shall be permitted hereunder.

         5.     NOTICES.

         All communications provided for herein shall be in writing, delivered or mailed prepaid by registered or certified mail or overnight air courier, or by facsimile communication at the addresses set forth below, or to such other address as such Person may designate to the other Persons named below by notice given in accordance with this Section:


         If to the  Purchasers:                 To the addresses for notices set
                                                forth on Schedule A of the Note
                                                Agreement

         If to the  Subsidiary Guarantor:       c/o the Company to the address
                                                for notices set forth in Section
                                                18 of the Note Agreement

         If to the  Company:                    To the address for notices set
                                                forth in Section 18 of the Note
                                                Agreement

         6.     AMENDMENTS AND MODIFICATIONS; SOLICITATION OF NOTEHOLDERS.

                (a) This Amended and Restated Subsidiary Guarantee Agreement may only be amended and/or modified by an instrument in writing signed by the Subsidiary Guarantor and by the holder or holders of at least 51% in aggregate principal amount of the Notes then outstanding; provided, that without the written consent of the holders of all of the Notes then outstanding, no such waiver, modification, alteration or amendment shall be effective which will reduce the scope of the guaranty set forth in this Amended and Restated Subsidiary Guarantee Agreement or amend the requirements of Sections 1, 2 or 3 hereof or amend this Section 6. No such amendment or modification shall extend to or affect any obligation not expressly amended or modified or impair any right consequent thereon.

                (b) The Subsidiary Guarantor will not solicit, request or negotiate for or with respect to any proposed waiver or amendment of any of the provisions of this Amended and Restated Subsidiary Guarantee Agreement, the Note Agreement unless each Holder of the Notes (irrespective of the amount of Notes then owned by it) shall be informed thereof by the Subsidiary Guarantor and shall be afforded the opportunity of considering the same and shall be supplied by the Subsidiary Guarantor with a copy of the proposed waiver or amendment and such other information regarding such amendment or waiver as any Holder of the Notes shall reasonably request to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any waiver or amendment effected pursuant to the provisions of this Section 6 shall be delivered by the Subsidiary Guarantor to each Holder of outstanding Notes within 30 days following the date on which the same shall have been executed and delivered by the Holder or Holders of the requisite percentage of the outstanding Notes. The Subsidiary Guarantor will not, directly or indirectly, pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee of otherwise, to any Holder of the Notes as consideration for or as an inducement to the entering into by any Holder of the Notes of any waiver or amendment of any of the terms and provisions of this Amended and Restated Subsidiary Guarantee Agreement or the Note Agreement unless such remuneration is concurrently paid, on the same terms, ratably to the Holders of all of the Notes then outstanding.

         7.     MISCELLANEOUS.

                (a) No remedy herein conferred upon or reserved to the Purchasers is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given under this Amended and Restated Subsidiary Guarantee Agreement now or hereafter existing at law or in equity. No delay or omission to exercise any right or power accruing upon any default, omission or failure of performance hereunder shall impair any such right or power or shall be construed to be a waiver thereof but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Purchasers to exercise any remedy reserved to them under this Amended and Restated Subsidiary Guarantee Agreement, it shall not be necessary for the Purchasers to physically produce their Notes in any proceedings instituted by them or to give any notice, other than such notice as may be herein expressly required.

                (b) This Amended and Restated Subsidiary Guarantee Agreement shall be binding upon the Subsidiary Guarantor, its successors and assigns and shall inure, together with the rights and remedies of the Purchasers hereunder, to the benefit of the Purchasers and their successors and assigns; provided, however, that the Subsidiary Guarantor may not assign its rights or delegate its duties hereunder without the Purchasers' prior written consent. Without limiting the generality of the foregoing, but subject to the terms and conditions of the Note Agreement, the Purchasers may assign or otherwise transfer any indebtedness held by them secured by this Amended and Restated Subsidiary Guarantee Agreement to any other Person or entity, and such other Person or entity shall thereupon become vested with all the benefits in respect thereof granted to the Purchasers herein or otherwise, subject, however, to the provisions of the Note Agreement. The Company hereby releases the Purchasers from any liability for any act or omission relating to this Amended and Restated Subsidiary Guarantee Agreement, except the Purchasers' gross negligence or willful misconduct.

                (c) In the event that any provision hereof shall be deemed to be invalid by reason of the operation of any law or by reason of the interpretation placed thereon by any court, this Amended and Restated Subsidiary Guarantee Agreement shall be construed as not containing such provision, but only as to such jurisdictions where such law or interpretation is operative, and the invalidity of such provision shall not affect the validity of any remaining provision hereof, and any and all other provisions hereof which are otherwise lawful and valid shall remain in full force and effect.

                (d) This Amended and Restated Subsidiary Guarantee Agreement shall be deemed to have been made in the State of New York and shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law. The headings in this instrument are for convenience of reference only and shall not limit or otherwise affect the meaning of any provision hereof.

                (e) THE GUARANTORS HEREBY AGREE TO WAIVE, AND THE AGENT AND THE LENDERS BY THEIR ACCEPTANCE HEREOF HEREBY AGREE TO WAIVE, THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE OTHER GUARANTOR DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE GUARANTORS HEREBY AGREE, AND THE AGENT AND THE LENDERS BY THEIR ACCEPTANCE HEREOF HEREBY AGREE, THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT IN ANY WAY LIMITING THE FOREGOING, THE GUARANTORS FURTHER AGREE, AND THE AGENT AND THE LENDERS BY THEIR ACCEPTANCE HEREOF FURTHER AGREE, THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM, OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER GUARANTORS DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THE GUARANTY AND THE OTHER GUARANTOR DOCUMENTS. A COPY OF THIS SECTION 7(E) MAY BE FILED WITH ANY COURT AS WRITTEN EVIDENCE OF THE WAIVER OF THE RIGHT TO TRIAL BY JURY AND CONSENT TO TRIAL BY COURT.

                (f) THE GUARANTORS ACKNOWLEDGE THAT THEY AS INDIVIDUAL ENTITIES HAVE EITHER OBTAINED THE ADVICE OF LEGAL COUNSEL OR HAVE HAD THE OPPORTUNITY TO OBTAIN SUCH ADVICE IN CONNECTION WITH THE TERMS AND PROVISIONS OF THIS GUARANTY. THE GUARANTORS ACKNOWLEDGE AND AGREE THAT EACH OF THE WAIVERS AND CONSENTS SET FORTH HEREIN ARE MADE WITH FULL KNOWLEDGE OF THEIR SIGNIFICANCE AND CONSEQUENCES. ADDITIONALLY, THE GUARANTORS ACKNOWLEDGE AND AGREE THAT BY EXECUTING THIS

GUARANTY, THEY ARE WAIVING CERTAIN RIGHTS, BENEFITS, PROTECTIONS AND DEFENSES TO WHICH THEY MAY OTHERWISE BE ENTITLED UNDER APPLICABLE LAW, INCLUDING UNDER THE PROVISIONS OF THE CALIFORNIA CIVIL CODE AND CALIFORNIA CODE OF CIVIL PROCEDURE REFERRED TO IN THIS AGREEMENT TO THE EXTENT SUCH LAWS ARE APPLICABLE, AND THAT ALL SUCH WAIVERS HEREIN ARE EXPLICIT, KNOWING WAIVERS. THE GUARANTORS FURTHER ACKNOWLEDGE AND AGREE THAT THE AGENT AND THE LENDERS ARE RELYING ON SUCH WAIVERS IN CREATING THE GUARANTEED OBLIGATIONS, AND THAT SUCH WAIVERS ARE A MATERIAL PART OF THE CONSIDERATION WHICH THE AGENT AND THE LENDERS ARE RECEIVING FOR CREATING THE GUARANTEED OBLIGATIONS.

                (g) The obligations of the Subsidiary Guarantor hereunder shall remain in full force and effect until all the Obligations have been paid and satisfied in full.

         IN WITNESS WHEREOF, the Subsidiary Guarantor has caused this Amended and Restated Subsidiary Guarantee Agreement to be duly executed and attested as of the date first above written.


                                 [Subsidiary Guarantor]

                                 By: The Chalone Wine Group, Ltd.,
                                     a California corporation
                                     Its Managing Member

                                     By: _____________________________
                                         Thomas B. Selfridge,
                                         President and CEO

        REPRESENTATION AND WARRANTIES OF ORIGINAL SUBSIDIARY GUARANTORS

         Such Subsidiary Guarantor represents and warrants to each Purchaser as follows:

         1. SUBSIDIARIES. Such Subsidiary Guarantor has, directly and indirectly, good and marketable title to all of the shares it purports to own of the stock of each of its subsidiaries, free and clear in each case of any Lien. All such shares have been duly issued and are fully paid and non-assessable.

         2. ORGANIZATION AND AUTHORITY. Such Subsidiary Guarantor, and each of its subsidiaries,

                (a) is a corporation or general partnership, duly incorporated, or duly organized, as the case may be, amalgamated or continued, validly existing and in good standing and has duly made all registrations and filings required given the nature of its business under the laws of its jurisdiction of incorporation or organization and has paid all taxes as are necessary to maintain its corporate or partnership existence, as the case may be;

                (b) has all requisite power and authority and all necessary licenses and permits to own and operate its properties and to carry on its business as now conducted, where failure to do so would materially affect adversely the business, properties, profits or financial condition of such Subsidiary Guarantor or any of its subsidiaries; and

                (c) is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction wherein the nature of the business transacted by it or the nature of the property owned or leased by it makes such licensing or qualification necessary, where failure to do so would materially affect adversely the business, properties, profits or financial condition of such Subsidiary Guarantor or any of its subsidiaries.

         3. FULL DISCLOSURE. Neither the Subsidiary Guarantee Agreement, the Collateral Documents to which such Subsidiary Guarantor is a signatory nor any other written statement furnished by such Subsidiary Guarantor to such Purchaser in connection with the negotiation of the Subsidiary Guarantee Agreement and the Collateral Documents to which such Subsidiary Guarantor is a signatory, contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. There is no fact peculiar to such Subsidiary Guarantor or its subsidiaries which such Subsidiary Guarantor has not disclosed to such Purchaser in writing which materially affects adversely nor, so far as such Subsidiary Guarantor can now foresee, will materially affect adversely the properties, business, profits or financial condition of such Subsidiary Guarantor and its subsidiaries, taken as a whole.

         4. PENDING LITIGATION. There are no proceedings pending or, to the knowledge of such Subsidiary Guarantor, threatened against or affecting such Subsidiary Guarantor or any of its subsidiaries in any court or before any governmental authority or arbitration board or tribunal are reasonably likely to materially affect adversely the properties, business, profits or financial condition of such Subsidiary Guarantor and its subsidiaries.


                                EXHIBIT 10.11(a)
                        (to the Note Purchase Agreement)

         5. TITLE TO PROPERTIES. Such Subsidiary Guarantor and each of its subsidiaries has good and marketable title in fee simple (or its equivalent under applicable law) to all material parcels of real property and has good title to all the other material items of property it purports to own, except as sold or otherwise disposed of in the ordinary course of business and except for Liens permitted by this Agreement.

         6. PATENTS AND TRADEMARKS. Such Subsidiary Guarantor and each of its subsidiaries owns, possesses or has the right to use all the patents, trademarks, trade names, service marks, copyright, licenses and rights with respect to the foregoing necessary for the present and planned future conduct of its business, without any known conflict with the rights of others.

         7. COMPLIANCE IS LEGAL AND AUTHORIZED.Compliance by such Subsidiary Guarantor with all of the provisions of the Subsidiary Guarantee Agreement and the Collateral Documents to which such Subsidiary Guarantor is a signatory--

                (a) is within the corporate or partnership powers, as the case may be, of such Subsidiary Guarantor;

                (b) will not violate any provisions of any law or any order of any court or governmental authority or agency and will not conflict with or result in any breach of any of the terms, conditions or provisions of, or constitute a default under the charter or other organizational documents of such Subsidiary Guarantor or any indenture or other agreement or instrument to which such Subsidiary Guarantor is a party or by which it may be bound or result in the imposition of any Liens or encumbrances on any property of such Subsidiary Guarantor; and

                (c) has been duly authorized by proper corporate or partnership action, as the case may be, on the part of such Subsidiary Guarantor (no action by the stockholders or partners of such Subsidiary Guarantor being required by law, by the charter or other organizational documents of such Subsidiary Guarantor or otherwise), and such Subsidiary Guarantee Agreement and Collateral Documents have been duly executed and delivered by such Subsidiary Guarantor and constitute the legal, valid and binding obligations, contracts and agreements of such Subsidiary Guarantor enforceable in accordance with its terms.

         8. NO DEFAULTS. Neither such Subsidiary Guarantor nor any of its subsidiaries is in default in the payment of principal or interest on any Debt or is in default under any instrument or instruments or agreements under and subject to which any Debt has been issued, and no event has occurred and is continuing under the provisions of any such instrument or agreement which with the lapse of time or the giving of notice, or both, would constitute an event of default thereunder.

         9. GOVERNMENTAL CONSENT. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any governmental department, regulatory authority or court under the laws of the United States or any agency or authority thereof, state, Federal or local, is necessary in connection with the lawful execution and delivery by such Subsidiary Guarantor of its Guaranty or compliance by such Subsidiary Guarantor with any of the provisions of such Subsidiary Guarantee Agreement and the Collateral Documents including, without limitation, payments to be made under such Subsidiary Guarantee Agreement.


                                   10.11(a)-2

         10. TAXES. Such Subsidiary Guarantor and its subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (i) the amount of which is not individually or in the aggregate material, or (ii) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which such Subsidiary Guarantor or a subsidiary has established adequate reserves in accordance with GAAP. Such Subsidiary Guarantor knows of no basis for any other tax or assessment that could reasonably be expected to have a material adverse effect. The charges, accruals and reserves on the books of such Subsidiary Guarantor and its subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. The Federal income tax liabilities of such Subsidiary Guarantor and its subsidiaries have been paid for all fiscal years up to and including the fiscal year ended March 31, 2000.

         11. EMPLOYEE-RELATED MATTERS. (a) Each pension plan maintained by such Subsidiary Guarantor or any of its subsidiaries complies in all material respects with all applicable statutes and governmental rules and regulations. Such Subsidiary Guarantor and each of its subsidiaries has satisfied their respective funding obligations as required by applicable law for all pension plans maintained by them. All tax returns and reports required to be filed by or with respect to such Subsidiary Guarantor's and each of its subsidiaries' pension plans in all applicable jurisdictions have been filed. Such plans are (to the extent required under applicable law, rule or regulation) registered under, and are in compliance with, applicable federal legislation and all reports, returns and filings required to be made thereunder have been made. Such plans have been at all times administered in accordance with their terms and the provisions of applicable law. Neither such Subsidiary Guarantor nor any of its subsidiaries has incurred a liability in connection with the winding-up of a pension plan or the withdrawal from a multiemployer plan which would have a Material adverse effect on the properties, business, profits or condition (financial or otherwise) of such Subsidiary Guarantor and each of its subsidiaries taken as a whole or impair the ability of such Subsidiary Guarantor or any of its subsidiaries to perform its respective obligations contained in the Subsidiary Guarantee Agreement and the Collateral Documents to which such Subsidiary Guarantor is a signatory. There are no controversies pending or, to the knowledge of such Subsidiary Guarantor, threatened or anticipated between such Subsidiary Guarantor and any of its employees which would have a material adverse effect on the properties, business, profits or condition (financial or otherwise) of such Subsidiary Guarantor or any of its subsidiaries or would materially impair the ability of such Subsidiary Guarantor or any of its subsidiaries to perform its obligations contained in the Subsidiary Guarantee Agreement and the Collateral Documents to which such Subsidiary Guarantor is a signatory and there are no material labor disputes, grievances, arbitration proceedings or any strikes, work stoppages or slow downs pending or, to such Subsidiary Guarantor's knowledge, threatened by such Subsidiary Guarantor's employees and representatives.

         (b) The consummation of the transactions provided for in the Subsidiary Guarantee Agreement and the Collateral Documents to which such Subsidiary Guarantor is a signatory and compliance by such Subsidiary Guarantor with the provisions thereof will not involve any


                                   10.11(a)-3
prohibited transaction within the meaning of ERISA or Section 4975 of the Internal Revenue Code of 1986, as amended. No Reportable Event has occurred and is continuing with respect to any Plan. Neither such Subsidiary Guarantor nor any ERISA Affiliate has withdrawn from any Plan or Multiemployer Plan or instituted steps to do so and no steps have been instituted to terminate any Plan. No condition exists or event or transaction has occurred in connection with any Plan which could result in the incurrence by such Subsidiary Guarantor or any ERISA Affiliate of any material liability, fine or penalty. No Plan maintained by such Subsidiary Guarantor or any ERISA Affiliate, nor any trust created thereunder, has incurred any "accumulated funding deficiency" as defined in Section 302 of ERISA nor does the present value of all benefits vested under all Plans exceed, as of the last annual valuation date, the value of the assets of the Plans allocable to such vested benefits. Neither such Subsidiary Guarantor nor any ERISA Affiliate has any contingent liability with respect to any post-retirement "welfare benefit plan" (as such term is defined in ERISA) except as has been disclosed to the Purchasers.

         12. COMPLIANCE WITH LAW. Neither such Subsidiary Guarantor nor any of its subsidiaries (a) is in violation of any law, ordinance, franchise, governmental rule or regulation to which it is subject; or (b) has failed to obtain any license, permit, franchise or other governmental authorization necessary to the ownership of its property or to the conduct of its business, which violation or failure to obtain would materially adversely affect the business, prospects, profits, properties or condition (financial or otherwise) of such Subsidiary Guarantor and its subsidiaries, taken as a whole, or impair the ability of such Subsidiary Guarantor to perform its obligations contained in the Subsidiary Guarantee Agreement and the Collateral Documents to which such Subsidiary Guarantor is a signatory. Neither such Subsidiary Guarantor nor any of its subsidiaries is in default with respect to any order of any court or governmental authority or arbitration board or tribunal.

         13. COMPLIANCE WITH ENVIRONMENTAL LAWS. Neither such Subsidiary Guarantor nor any of its subsidiaries is in violation of any applicable United States Federal, state, or local laws, statutes, rules, regulations or ordinances relating to public health, safety or the environment, including, without limitation, relating to releases, discharges, emissions or disposals to air, water, land or ground water, to the withdrawal or use of ground water, to the use, handling or disposal of polychlorinated biphenyls (PCBs), asbestos or urea formaldehyde, to the treatment, storage, disposal or management of hazardous substances (including, without limitation, petroleum, crude oil or any fraction thereof, or other hydrocarbons), pollutants or contaminants, to exposure to toxic, hazardous or other controlled, prohibited or regulated substances which violation could materially affect adversely the business, profits, properties or financial condition of such Subsidiary Guarantor and its subsidiaries, taken as a whole. Such Subsidiary Guarantor does not know of any liability or class of liability of such Subsidiary Guarantor or any of its subsidiaries under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Section 9601 et seq.), or the Resource Conservation and Recovery Act of 1976, as amended (42 U.S.C. Section 6901 et seq.).

         14. ABSENCE OF FOREIGN OR ENEMY STATUS. (a) No Subsidiary Guarantor nor any of their subsidiaries on the date hereof, is (i) an "enemy" or an "ally of enemy" within the meaning of Section 2 of the Trading with the Enemy Act,
(ii) a "national" of a foreign country designated in Executive Order 8389, as amended or of any "designated enemy country" as defined in

                                   10.11(a)-4

Executive Order No. 9095, as amended, of the President of the United States of America, in each case within the meaning of said Executive Orders, as amended, or of any regulation issued thereunder, or (iii) a "national of any designated foreign country" within the meaning of the Foreign Assets Control Regulations or of the Cuban Assets Control Regulations of the United States of America.

         (b) The execution and delivery of the Subsidiary Guarantee Agreement and the Collateral Documents by any Subsidiary Guarantor as contemplated hereby will not violate the Foreign Assets Control Regulations, the Foreign Funds Control Regulations, the Transaction Control Regulations, the Cuban Assets Control Regulations, the Iranian Assets Control Regulations, the Libyan Sanctions Regulations, the South African Transactions Regulations, or the Iraqi Sanctions Regulations of the United States Treasury Department (each as set forth in 31 C.F.R., Subtitle B, Chapter V, as amended).

         15. CONSOLIDATED AND INTEGRATED BUSINESS. The Company and its Restricted Subsidiaries share centralized administration of the winery functions of each entity including finance, sales and marketing. Such centralized administration is performed at the Company's Napa office. This facility also includes a central distribution center in which substantially all of the Company's and its Restricted Subsidiaries' wines are stored prior to shipping.

                Sales and marketing of all of the Company's and Restricted Subsidiaries' wines within the State of California are made through the Company's own sales forces and one or more wholesalers. The Company uses a single broker for all wholesale California sales of the Company and its Restricted Subsidiaries. Furthermore, all of the Company's and Restricted Subsidiaries' wineries are operated under the overall supervision of the Company's Chief Executive Officer.

                The Company and each Subsidiary Guarantor prepare consolidated financial statements and do their financial reporting on a consolidated basis.

         16. SOLVENCY AND CONSIDERATION. (a) Such Subsidiary Guarantor is solvent, has capital not unreasonably small in relation to its business or any contemplated or undertaken transaction and has assets having a value both at fair valuation and at present fair salable value greater than the amount required to pay its debts as they become due and greater than the amount that will be required to pay its probable liability on its existing debts as they become absolute and matured. Such Subsidiary Guarantor does not intend to incur, or believes or should have believed that it will incur, debts beyond its ability to pay such debts as they become due. Such Subsidiary Guarantor will not be rendered insolvent by the execution and delivery of, and performance of its obligations under, the Subsidiary Guarantee Agreement and the Collateral Documents to which such Subsidiary Guarantor is a signatory. such Subsidiary Guarantor does not intend to hinder, delay or defraud its creditors by or through the execution and delivery of, or performance of its obligations under, the Subsidiary Guarantee Agreement and the Collateral Documents to which such Subsidiary Guarantor is a signatory.

         (b) Each Subsidiary Guarantor for itself has determined that the execution and delivery of the Subsidiary Guarantee Agreement and the Collateral Documents to which such


                                   10.11(a)-5

Subsidiary Guarantor is a signatory is in furtherance of its corporate purposes and is in its best interest and that it will derive substantial benefit, whether directly or indirectly, from the making of such Subsidiary Guarantee Agreement and the Collateral Documents (i) by, among other things, (1) enabling its direct or indirect parent company to obtain financing deemed necessary and beneficial by such parent company for general, consolidated corporate purposes and (2) enabling it to increase its capitalization on a consolidated basis and (ii) in accordance with its participation in the consolidated and integrated business described in paragraph 15 hereof.

         17. SUBSIDIARY GUARANTEE AGREEMENT to Rank Pari Passu.The Subsidiary Guarantee Agreement to which such Subsidiary Guarantor is a party and all other obligations thereunder are direct and unsecured obligations of such Subsidiary Guarantor ranking PARI PASSU as against all other present and future Debt (actual or contingent) of such Subsidiary Guarantor which is not secured or the subject of any statutory trust or preference or which is not expressed to be subordinate or junior in rank to any other Debt of such Subsidiary Guarantor.


         18. INVESTMENT COMPANY ACT. Such Subsidiary Guarantor is not, and is not directly or indirectly controlled by or acting on behalf of any Person which is, required to register as an "investment company" under the Investment Company Act of 1940, as amended.

         19. PUBLIC UTILITY HOLDING COMPANY ACT. Such Subsidiary Guarantor is not, nor will it become, solely by reason of entering into or performing its obligations under the Subsidiary Guarantee Agreement to which it is a party or the carrying out of any of the transactions contemplated thereby, a "public utility company" or a "holding company" under the Public Utility Holding Company Act of 1935, as amended.


                                   10.11(a)-6

                             FORM OF DEED OF TRUST



               See attached representative form of Deed of Trust.






                                   EXHIBIT A
                          (to Note Purchase Agreement)

 RECORDING REQUESTED BY:                            )

 NORTH AMERICAN TITLE COMPANY                       )

 AND WHEN RECORDED MAIL TO:                         )
 McDermott, Will & Emery                            )
 227 West Monroe Street, Suite 4400 '               )
 Chicago, Illinois 60606                            )
 Attention: Elizabeth L. Majers, Esq.               )
________________________________________________________________________________
                                          (Space Above For Recorder's use only)



             DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS
                               AND FIXTURE FILING
                           Dated as of April 19, 2002
                                      From
                          THE CHALONE WINE GROUP, LTD.
                                 (the "Company")
                                       To
                    North American Title Company, as Trustee
                               For the Benefit of
              C60PERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A.,

                       "RABOBANK INTERNATIONAL", NEW YORK
                                     BRANCH,
                  as collateral agent (the "Collateral Agent")


THIS DEED OF TRUST CONSTITUTES A FIXTURE FILING UNDER SECTION 9502 OF THE UNIFORM COMMERCIAL CODE OF THE STATE OF CALIFORNIA ("UCC") AND APPLIES TO ALL GOODS AND PERSONAL PROPERTY WHICH, UNDER CALIFORNIA LAW, ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY LOCATED IN THE COUNTY OF MONTEREY, STATE OF CALIFORNIA, AND MORE PARTICULARLY DESCRIBED ON ANNEX A WHICH IS ATTACHED HERETO AND INCORPORATED HEREIN BY THIS REFERENCE.

THE NAMES OF THE DEBTOR AND THE SECURED PARTY, THE MAILING ADDRESS OF THE SECURED PARTY FROM WHICH INFORMATION CONCERNING THE SECURITY INTEREST MAY BE OBTAINED, THE MAILING ADDRESS OF THE DEBTOR AND A STATEMENT INDICATING THE TYPES, OR DESCRIBING THE ITEMS, OF COLLATERAL, ARE AS DESCRIBED HEREIN, IN COMPLIANCE WITH THE REQUIREMENTS OF UCC.

THIS DEED OF TRUST SECURES PROMISSORY NOTES WHICH PROVIDE FOR VARIABLE RATES OF INTEREST.

THIS DEED OF TRUST IS ENTERED INTO BY THE PARTIES HERETO EXPRESSLY SUBJECT TO THE TERMS AND CONDITIONS OF THE INTERCREDITOR AND COLLATERAL AGREEMENT (AS DEFINED HEREIN) AND THE RIGHTS OF COLLATERAL AGENT SET FORTH THEREIN, WHICH MAY RESULT IN THE SUBORDINATION THERETO OF ANY LIEN OR OTHER CLAIM BY ANY JUNIOR LIENHOLDER OR JUNIOR DEED OF TRUST BENEFICIARY WITH AN INTEREST SECURED BY THE COLLATERAL DESCRIBED HEREIN.

Tax statements for the Collateral described herein and situated in the State of California should be sent to:
The Chalone Wine Group, Ltd. 621 Airpark Road
Napa, California 94558

                               TABLE OF CONTENTS
                                                                            Page
Recitals.......................................................................1

Section 1       Definitions ...................................................7

Section 2.      General Covenants and Warranties .............................11

Section 2.1.    Agreement and Deed of Trust Covenants  ................. .....11

Section 2.2.    Ownership of Collateral................................ ......12

Section 2.3     Further Assurances............................................12

Section 2.4.    Payment of Principal, Premium and Interest  ..................12

Section 2.5.    Maintenance of Collateral, Other Liens, Compliance with Laws,
                Environmental Matters, Etc . .................................12

Section 2.6.    Insurance.   .................................................16

Section 2.7.    Payment of Taxes and Other Charges; Contests Thereof..........18

Section 2.8.    Limitation on Liens ..........................................19

Section 2.9.    Advances......................................................19

Section 2.10.   Recordation...................................................20

Section 2.11.   After-Acquired Property. .....................................20

Section 2.12.   Indemnification; Waiver of Offset.............................20

Section 3.1.    Possession, Use and Release of Collateral  ...................22

Section 3.1.    Company's Right of Possession ................................22

Section 3.2.    Disposition of Certain Trade Property ........................22

Section 3.3.    Release of Trade Property ....................................23

Section 3.4.    Release of Collateral - Loss, Damage to or Destruction of the
                Collateral and Prepayment of the Notes........................24

Section 3.5.    Eminent Domain................................................24

Section 4.      Application of Insurance and Certain Other Moneys Received by
                the Collateral Agent..........................................24

Section 4.1.    Insurance Proceeds and Condemnation Awards....................24

Section 4.2.    Title Insurance...............................................25

Section 4.3.    Other Proceeds................................................26

Section 4.4.    Application if Event of Default Exists .......................26

Section 4.5.    Investment of Collateral .....................................26

Section 5.      Defaults and Remedies THEREFOR ...............................26

                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                            Page

Section 5.1.    Events of Default ............................................26

Section 5.2.    Remedies .....................................................26

Section 5.3.    Application of Proceeds ......................................30


Section 5.4.    Waiver of Extension, Appraisement and Stay Laws ..............30

Section 5.5.    Effect of Discontinuance of Proceedings ......................31

Section 5.6.    Delay or Omission Not a Waiver ...............................31

Section 5.7.    Costs and Expenses of Foreclosure ............................31

Section 5.8.    Notes to Become Due Upon Sale by Collateral Agent ............31

Section 5.9.    Remedies Subject to Applicable Law ...........................32

Section 6.      Miscellaneous.................................................32

Section 6.1.    Successors and Assigns  ......................................32

Section 6.3.    Addresses for Notices and Demands.............................32

Section 6.4.    Headings and Table of Contents ...............................32

Section 6.5.    Release.......................................................32

Section 6.6.    Counterparts..................................................33

Section 6.7.    Agency........................................................33

Section 6.8.    Substitute Trustee ...........................................33

Section 6.9.    Governing.....................................................33

Section 6.10.   Time..........................................................34

Section 6.11.   Future Advances ..............................................34

Section 6.12.   Waiver of Jury Trial ........................................ 34

Section 6.13.   Special California Provisions ................................34

         THIS DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING dated as of APRIL 19, 2002 (the or this "DEED OF TRUST"), is from THE CHALONE WINE GROUP, LTD., a California corporation (the "COMPANY"), having its principal office at 621 Airpark Road, Napa, California 94558, to North American Title Company ("TRUSTEE'), for the benefit of C66PERATIEVE CENTRALE RAIFFEISENBOERENLEENBANK B.A., "RABOBANK INTERNATIONAL, NEW YORK BRANCH, in its capacity as Collateral Agent for the ratable benefit of the Secured Parties under and pursuant to that certain Intercreditor and Collateral Agency Agreement (together with its permitted successors and assigns, the "COLLATERAL AGENT') whose post office address is 245 Park Avenue, New York, New York 10167.



                                    RECITALS:

         A. Reference is made to those separate and several Note Purchase Agreements, each dated as of September 15, 2000 (collectively, the "ORIGINAL NOTE AGREEMENTS"), entered into by the Company with each of the Purchasers listed on Schedule A thereto (collectively, the "NOTEHOLDERS "), under and pursuant to which the Noteholders purchased $5,000,000 8.75% Senior Guaranteed Notes, Series A, due September 15, 2010, $10,000,000 Senior Guaranteed Notes, Series B, due September 15, 2010 and $15,000,000 Senior Guaranteed Notes, Series C, due September 15, 2010 (collectively, the "ORIGINAL SENIOR NOTES') of the Company. The Company has requested that the Noteholders amend and restate the Original Note Agreements, amend and restate the Original Senior Notes, and the Noteholders are willing to enter into and execute those certain Amended and Restated Note Purchase Agreements each dated April 19, 2002 (as the same may hereafter be amended, modified and/or restated from time to time, collectively, the "AMENDED AND RESTATED NOTE AGREEMENTS ") and are willing to amend and restate the Original Senior Notes pursuant to the terms thereof (as so amended, the "AMENDED AND RESTATED SENIOR SECURED NOTES "), on the condition (among others) that the Company enter into this Deed of Trust.

         B. Reference is hereby made to that certain Credit Agreement dated as of April 19, 2002 (as the same may hereafter be amended, modified and/or restated from time to time, the "CREDIT AGREEMENT") by and among the Company, Cooperatieve Centrale RaiffeisenBoerenleenbank B.A., "Rabobank International," New York Branch, as administrative agent (the "AGENT ") and the lenders from time to time party thereto (the "LENDERS ") under and pursuant to which the Lenders have extended term loans and revolving loans to the Company and made available a letter of credit subfacility and swingline loans and which loans are evidenced by, among other things, certain promissory notes (collectively, the "CREDIT AGREEMENT NOTES ").

         C. Pursuant to the Intercreditor and Collateral Agency Agreement dated as of April 19, 2002, as the same may be amended, modified or restated from time to time, (the "INTERCREDITOR AND AGENCY AGREEMENT "), entered into by the Noteholders, the Company, the Lenders, the Agent and the Collateral Agent, the Agent was appointed as collateral agent to act on behalf of the Secured Parties (as hereinafter defined) regarding the Collateral (as hereinafter defined), the obligations of the Company to the Noteholders under the Amended and Restated Note Agreements and the Amended and Restated Senior Secured Notes and the obligations of the Company to the Lenders and the Agent under the Credit Agreement and the Credit Agreement Term Notes, are to be secured by this Deed of Trust.

         D. All principal, premium and interest and all fees and additional amounts and other sums at any time due and owing from and all other obligations of any nature of the Company now or hereafter existing, or required to be paid by the Company under the terms of the Amended and Restated Senior Secured
 Notes, the Amended and Restated Note Agreements, the Credit Agreement, the Credit Agreement Notes, the Intercreditor and Agency Agreement, this Deed of Trust, or any other document, mortgage or security agreement executed and delivered by the Company pursuant to the Amended and Restated Note Agreements, the Credit Agreement or the Intercreditor and Agency Agreement and any extensions, renewals or modifications of any of the above are hereinafter sometimes referred to as the "SECURED OBLIGATIONS ".

         E. The Company is duly authorized under all applicable provisions of law, its charter and bylaws, to issue the Amended and Restated Senior Secured Notes and the Credit Agreement Notes and to execute and deliver this Deed of Trust and to mortgage, convey, assign and grant a security interest in the Collateral (as hereinafter defined) to the Trustee, its successors and assigns, for the benefit of the Collateral Agent, and its successors and assigns as security for the Secured Obligations and all corporate action and all consents, approvals and other authorizations and all other acts and things necessary to make this Deed of Trust the valid, binding and legal instrument for the security of the Secured Obligations have been done and performed.

         Now, THEREFORE, THIS DEED OF TRUST WITNESSETH that the Company, in consideration of the premises, the purchase and acceptance of the Amended and Restated Secured Notes by the Noteholders and of the Credit Agreement Notes by the Lenders, and of the sum of Ten Dollars received by the Company from the Trustee and the Collateral Agent and other good and valuable consideration, receipt whereof is hereby acknowledged, and in order to secure the payment of all of the Secured Obligations, does hereby warrant, mortgage, pledge, assign, bargain, hypothecate, convey, grant, transfer, grant a first perfected security interest in and set over unto the Trustee, and its successors and assigns in trust, with power of sale and right of entry, for the benefit of and as an agent for the Collateral Agent, its successors and assigns, all of its estate, right, title and interest in and to all and singular the following described properties, rights, interest and privileges and all of the Company's estate, right, title and interest therein, thereto and thereunder, if any (all of which properties hereby mortgaged, assigned, pledged and in which a first perfected security interest has been granted or intended so to be are hereinafter collectively referred to as the "COLLATERAL"):

                              GRANTING CLAUSE FIRST
                                   COLLATERAL
         The parcels of land in Monterey County in the State of California described in Annex A attached hereto and made a part hereof ("LAND'), together with the entire interest of the Company in and to all buildings, structures, improvements and appurtenances now standing, or at any time hereafter constructed or placed, upon such land, including all right, title and interest of the Company, if any, in and to all building material, building equipment and fixtures of every kind and nature whatsoever on said land or in any building, structure or improvement now or hereafter standing on said land which are classified as fixtures under applicable law and which are used in connection with the operation, maintenance or protection of said buildings, structures and improvements as such (including, without limitation, all boilers, air conditioning, ventilating, plumbing, heating, lighting and electrical systems and apparatus, all communications equipment and intercom systems and apparatus, all sprinkler equipment and apparatus and all elevators and escalators) and the reversion or reversions, remainder or remainders, in and to said land, and together with the entire interest of the Company in and to all and singular the tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances to said land, belonging or in anywise appertaining thereto, including, without limitation, the entire right, title and interest of the Company in, to and under any streets, ways, alleys, gores or strips of land adjoining said land, and all claims or demands whatsoever of the Company either in law or in equity, in possession or expectancy, of, in and to said land, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described, which is now owned or is hereafter acquired by the Company and is affixed or attached or annexed to said land, shall be and remain or become and constitute a portion of said land and the security covered by and subject to the Lien of this Deed of Trust, together with all accessions, parts and appurtenances appertaining or attached thereto and all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all thereof, and together with all rights, powers, privileges, options and other benefits of the Company, as lessor, under any leases including the right to collect any and all rents, profits or other income and the present and continuing right to make claim for, collect, receive and receipt for any and all of such rents, profits or other income (all of which properties are hereinafter referred to as the "REAL PROPERTY "). The assignment of rents set forth in the proceeding sentence is intended by the parties hereto to be effective to create a present security interest in all existing and future rents, profits or other income arising from or related to the Land under California Civil Code Section 2938, as amended from time to time.

                             GRANTING CLAUSE SECOND
                                 TRADE PROPERTY

         All materials, furniture, furnishings, machinery, fixtures and equipment now or hereafter erected on or affixed to the Collateral and including, but not limited to, all heating, plumbing, lighting, water heating, cooking, laundry, refrigerating, incinerating, communications, ventilating and air conditioning equipment, building signs, disposals, dishwashers, telephone systems, sprinkler systems, fire extinguishing apparatus and equipment, water tanks, engines, machines, boilers, dynamos, stokers, elevators, motors, cabinets,  shades,  blinds,  partitions,  window screens,  screen doors,  storm windows, awnings, drapes, rugs and other floor coverings, furniture, furnishings, radios and television sets and wiring and antennae therefor, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing, together with all other goods, equipment, furnishings, fixtures, machinery and furniture owned by the Company now or hereafter attached or affixed to or used in and about the building or buildings now erected or hereafter to be erected on the Collateral, or otherwise located on the Collateral, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing (all of which properties are hereinafter referred to as "TRADE PROPERTY ").

                              GRANTING CLAUSE THIRD

                        CONDEMNATION AWARDS AND PAYMENTS

         All judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the Collateral or any part thereof or any improvements now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said Collateral or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets (collectively, "CONDEMNATION AWARDS ").



                             GRANTING CLAUSE FOURTH




         Subject to the satisfaction in full of all indebtedness outstanding under the Revolving Credit Agreement Notes, a collateral security interest in all of the Company's right, title and interest in and to the General Intangibles related to the Collateral (as defined in the Credit Agreement) of the Company.




                              GRANTING CLAUSE FIFTH
                                    PROCEEDS

         All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including, without limitation, all proceeds and payments of insurance related to the Collateral.

                                EXCEPTED PROPERTY

         There is, however, to the extent included in the Lien and operation of this Deed of Trust, expressly excepted and excluded from the Lien and operation of this Deed of Trust, and expressly excepted and excluded from the Collateral, the Credit Agreement Collateral of the Company, now owned or hereafter acquired (herein called "EXCEPTED PROPERTY ").

         SUBJECT HOWEVER, as to all property or rights in property at any time subject to the Lien hereof (whether now owned or hereafter acquired), to Permitted Encumbrances, as DEFINED IN SECTION 1 hereof.

         To HAVE AND To HOLD the Collateral unto the Trustee and the successors and assigns forever, in trust, with power of sale for the purpose of securing performance of each agreement, covenant and warranty of the Company contained in the Amended and Restated Note Agreements, the Amended and Restated Senior
Secured Notes, the Credit Agreement, the Credit Agreement Term Notes, the Intercreditor and Agency Agreement, this Deed of Trust, and the other Security Documents and payment of the Secured Obligations. It is understood and agreed that this Deed of Trust is to secure the obligation of the Company to repay, without preference or priority, all Secured Obligations.

         PROVIDED, NEVERTHELESS, and these presents are upon the express condition that if the Company performs the covenants herein contained and the Secured Obligations are paid in full and all other sums due or payable hereunder, under the Amended and Restated Note Agreements, the Credit Agreement, the Intercreditor and Agency Agreement or under the other Security Documents, the estate, right and interest of the Trustee in the property hereby conveyed and granted a first perfected security interest in shall cease and this Deed of Trust shall become null and void, but otherwise to remain in full force and effect.

                  It is agreed and understood by the parties hereto that:

                  1. The Secured Obligations are also secured by the other Security Documents. The other Security Documents are intended to and shall constitute security for the entire indebtedness represented by the Amended and Restated Senior Secured Notes, the Credit Agreement Term Notes and all other Secured Obligations without allocation.

                  2. Any part of the Collateral, and any other security described in the other Security Documents or any other mortgage or other instrument now or hereafter given to secure the Secured Obligations, may be released pursuant to the terms of the Security Documents, or by or at the direction of the Secured Parties without affecting the Lien hereof on the Collateral and any Person acquiring any direct or indirect interest in the Collateral or in any collateral described in the other Security Documents or any other mortgage, deed of trust, or other instrument now or hereafter given to secure the Secured Obligations shall take the same subject to all of the provisions hereof.

                  3. The Company for itself and all who may claim through or under it waives to the extent permitted by law any and all right to have the property and estates comprising the Collateral or any other property of the Company constituting security for the Secured Obligations marshaled upon any foreclosure of the Lien hereof, or to have the Collateral hereunder and the property covered by any other mortgage or deed of trust securing the Secured Obligations marshaled upon any foreclosure of any of said mortgages or deeds of trust, and agrees that any court having jurisdiction to foreclose such Lien may order the Collateral sold as an entirety.

                  4. Upon the occurrence and during the continuance of an Event of Default hereunder the Collateral Agent has, among other things, the right to foreclose on the Collateral and dispose of the same, in accordance with applicable law. The Trustee's deed (if permitted by law) or Sheriffs deed or other instrument of conveyance, transfer or release (which, if permitted by law, may be executed by the Collateral Agent in its own name or as attorney-in-fact for the Company and the Collateral Agent is hereby irrevocably appointed attorney-in-fact for the Company to, in the event that an Event of Default hereunder shall have occurred and be continuing, so execute such deed or other instruments of conveyance, transfer or release) shall be effective (if all prerequisites required by law have been accomplished) to convey and transfer to the grantee an indefeasible title to the property covered thereby, discharged of all rights of redemption (to the extent permitted by law) by the Company or any Person claiming under it, and to bar forever all claims by the Company or the Trustee or the Collateral Agent to the property covered thereby and no grantee from the Trustee, the Collateral Agent, or Sheriff shall be under any duty to inquire as to the authority of the Trustee, the Collateral Agent, or Sheriff to execute the same, or to see to the application of the purchase money.

         5. This Deed of Trust constitutes a financing statement filed as a fixture filing under UCC ss. 9502(4)(c) in the official records of the county in which the Collateral is located with respect to any and all fixtures included within the term "Collateral" and with respect to any goods or other personal property that may now be or hereafter become such a fixture. PARTS OF THE PERSONAL PROPERTY ARE, OR ARE TO BECOME, FIXTURES ON THE PROPERTY.

                  (a) Company and Collateral Agent agree that the filing of a financing statement in the records normally having to do with personal property shall never be construed as in any way derogating from or impairing this Deed of Trust and the intention of the parties that everything used in connection with the production of income from the Collateral or adapted for use therein or which is described or reflected in this Deed of Trust is, and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as, part of the real estate subject to the lien hereof, irrespective of whether (i) any such item is physically attached to improvements located on such real property or (ii) any such item is referred to or reflected in any financing statement so filed at any time. Similarly, the mention in any such financing statement of (A) the rights in or the proceeds of any fire or hazard insurance policy or (B) any award in eminent domain proceedings for taking or for loss of value or for any cause of action or proceeds thereof in connection with any damage or injury to the Collateral or any part thereof shall never be construed as in any way altering any of the rights of Collateral Agent as determined by this instrument or impugning the priority of Collateral Agent's lien granted hereby or by any other recorded document, but such mention in such financing statement is declared to be for the protection of Collateral Agent in the event any court shall at any time hold with respect to the matters set forth above that notice of Collateral Agent's priority of interest, to be effective against a particular class of persons, including, without limitation, the federal government and any subdivision or entity of the federal government, must be filed in the personal property records or other commercial code records.

                  (b) It is understood and agreed that, in the event that (A) Company intends to purchase any goods which may become fixtures to the Collateral, or any part thereof (except as permitted under Section 10.04(e) of the Credit Agreement and Section 10.09 of the Amended and Restated Note Agreement), and (B) such goods will be subject to a security interest held by a seller or any other party (other than Permitted Liens), Company shall, before executing any security agreement or other document evidencing such security interest, obtain the prior written approval of Collateral Agent, and all requests for such written approval shall be in writing and contain the following information:

                        (i) A description of the Collateral to be replaced,
                      added to, installed or substituted;

                        (ii) The address at which the Collateral will be
                      replaced, added to, installed or substituted; and

                        (iii) The name and  address  of the  proposed holder and
                       proposed amount of the security interest; and any failure of Company to obtain such approval shall be a material breach of Company's covenants under this Deed of Trust, and shall, at the option of Collateral Agent, entitle Collateral Agent to all rights and remedies provided for herein upon default. No consent by Collateral Agent pursuant to this paragraph shall be deemed to constitute an agreement to subordinate any right of Collateral Agent in fixtures or other property covered by this Deed of Trust.

 SECTION 1.     DEFINITIONS.

          The following terms shall have the following meanings for all purposes of this Deed of Trust:

          "ACCOUNT", "CHATTEL PAPER", "DOCUMENTS"; "EQUIPMENT", "GENERAL INTANGIBLES", "INSTRUMENTS", "INVENTORY", "PATENTS", "SECURITIES", "TRADEMARKS" AND "TRADENAMES " SHALL each have the meaning set forth in the Uniform Commercial Code.

          "ADVANCE OVERDUE RATE" shall mean that rate of interest that is the lesser of (a) the highest amount allowed by law and (b) the sum of (i) the greatest of (1) the Series A Adjustable Rate, (2) the Series B Adjustable Rate and (3) the Series C Adjustable Rate, plus (ii) 2%.

         "AGENT" shall mean Cooperative Centrale Raiffeisen - Boerenleenbank B.A. "Rabobank International", New York branch, as agent for the Lenders.

          "AMENDED AND RESTATED NOTE AGREEMENTS" shall have the meaning assigned thereto in the Recitals hereof.

         "AMENDED AND RESTATED SENIOR SECURED NOTES " SHALL have the meaning assigned thereto in the Recitals hereof.

         "BUSINESS DAY" means any day other than a Saturday, Sunday, or other day on which banks in San Francisco, California or New York, New York are required by law to close or are customarily closed.

          "CERCLA  "  SHALL  mean  the  Comprehensive   Environmental  Response,
Compensation, and Liability Act of 1980, as amended.

          "CLOSING DATE" shall have the meaning assigned thereto in the Intercreditor and Agency Agreement.

          "COLLATERAL" shall have the meaning assigned thereto in the paragraph immediately preceding the Granting Clause First hereof.

          "COLLATERAL AGENT " SHALL have the meaning assigned thereto in the Intercreditor and Agency Agreement.

          "COMPANY" shall mean The Chalone Wine Group, Ltd., a California corporation, and its successors and assigns.

          "CONDEMNATION AWARDS" shall have the meaning assigned thereto in Granting Clause Third hereof.

          "CREDIT AGREEMENT " SHALL have the meaning assigned thereto in the Recitals hereof.

          "CREDIT AGREEMENT COLLATERAL" shall mean all "Collateral" as defined in the Credit Agreement Security Agreement, including without limitation, the following assets of the Company, as each such capitalized tern is defined in the Credit Agreement Security Agreement:

                  (a)     all Accounts;

                  (b)     all Inventory;

                  (c) all Operating Accounts of the Company and all funds certificates, Documents, Instruments, checks, drafts, wire transfer receipts, and other earnings, profits or other Proceeds from time to time representing, evidencing, deposited into, or held in the Operating Accounts;

                  (d) all Margin Accounts of the Company, the initial and maintenance margin maintained in any Margin Accounts, the credit balances therein and all Instruments, securities entitlements, money and other investment property held therein and all other funds and other earnings, profits or other Proceeds from time to time representing, evidencing, deposited into or held in the Margin Accounts;

                  (e) all Chattel Paper, Instruments, Documents, Payment Intangibles and other General Intangibles evidencing title to, or the right to possession of, arising from the sale or other disposition of, necessary for or used in connection with, the production, manufacture, sale or other disposition of, or otherwise relating to or arising from or in connection with the property described in clauses (a) through (d) above; and

                  (f) all other products and Proceeds,in cash or otherwise, of any of the property described in the foregoing clauses (a)through (e) above.

          "CREDIT AGREEMENT NOTES " SHALL have the meaning assigned thereto in the Recitals hereof.

          "CREDIT AGREEMENT SECURITY AGREEMENT" shall mean the Security Agreement dated as of April 19, 2002 by and among the Company, the Agent and certain lenders as such agreement may be amended or modified in accordance with its terms.

          "DEFAULT" shall mean any event which would constitute an Event of Default if all requirements in connection therewith for the giving of notice, the lapse of time and the happening of any further condition, event or act had been satisfied.

          "ENVIRONMENTAL CLAIM "shall mean all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law, or for release or injury to the environment.

         "ENVIRONMENTAL LAW shall have the meaning assigned thereto in the Amended and Restated Note Agreements.

         "EVENT  OF  DEFAULT"  shall  have the  meaning  specified  in SECTION
5.1 hereof.

         "EXCLUDED  TAXES "  SHALL  have  the  meaning  specified  in SECTION
2.1 hereof.

         "GAAP" shall have the meaning assigned thereto in the Amended and Restated Note Agreements.

         "GOVERNMENTAL APPROVALS " SHALL mean any written permit, license, variance, certification, consent, no action letter, clearance, exemption or other approval granted by a Governmental Authority.

         "GOVERNMENTAL   AUTHORITY"  shall  mean  any  international,   foreign,
federal, state, regional, county, local or other governmental authority.

         "HAZARDOUS SUBSTANCE shall have the meaning assigned thereto in the Amended and Restated Note Agreements.

         "IMPOSITIONS" shall have the meaning assigned thereto in SECTION 2.7(a) hereof.

         "INDEBTEDNESS shall have the meaning assigned thereto in the Amended and Restated Note Agreements.

         "INTERCREDITOR AND AGENCY AGREEMENT" shall have the meaning assigned thereto in the Recitals hereof.

         "LENDERS" shall have the meaning assigned thereto in the paragraph immediately preceding the Recitals hereof.

         "LIEN " SHALL mean any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on the common law, statute or contract, and including but not limited to the security interest lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt or a lease consignment or bailment for security purposes. The term "Lien" shall include reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances (including, with respect to stock, stockholder agreements, voting trust agreements, buy-back agreements and all similar arrangements) affecting property.

         "MAKE WHOLE PREMIUM " SHALL have the meaning assigned thereto in the Amended and Restated Note Agreements.

         "MATERIAL ADVERSE EFFECT" shall mean a material adverse effect on (a) the properties, business, prospects, profits or condition (financial or otherwise) of the Company and their respective Subsidiaries taken as a whole, or (b) the ability of the Company to perform their respective obligations contained in the Operative Agreements, or (c) the validity or enforceability of the Operative Agreements, or (d) the validity or perfection of the security interests granted under and pursuant to the Security Documents.

         "MORTGAGED PROPERTY" shall have the meaning assigned thereto in the Amended and Restated Note Agreements.

         "NOTE   DOCUMENTS  "  SHALL  mean  the  Amended  and  Restated   Note
 Agreements, the Amended and Restated Senior Secured Notes, the Intercreditor and Agency Agreement, this Deed of Trust and all other mortgages, security agreements, documents, certificates and instruments relating to, arising out of, or in any way connected therewith or any of the transactions contemplated thereby.

         "NOTES" and "NOTE" shall mean the Amended and Restated Senior Secured Notes and the Credit Agreement Term Notes, collectively.

         "OFFICER'S CERTIFICATE " shall have the meaning assigned thereto in the Amended and Restated Note Agreements.

         "OPERATIVE AGREEMENTS" shall have the meaning assigned thereto in the Amended and Restated Note Agreements.

         "ORIGINAL NOTE AGREEMENTS" shall have the meaning assigned thereto in the Recitals hereof.

         "PERMITTED   INVESTMENTS"  MEANS  any  of  the   following   Dollar
 denominated investments, maturing within one year from the date of acquisition, selected by the Company:

                  (a) marketable direct obligations issued or unconditionally guaranteed by the United States government or issued by any agency thereof and backed by the full faith and credit of the United States;

                  (b) marketable direct obligations issued by any state of the United States or any political subdivision of any such state or any public instrumentality thereof and, at the time of acquisition, having the highest credit rating obtainable from either S&P or Moody's;

                  (c) commercial paper or corporate promissory notes bearing at the time of acquisition the highest credit rating either of S&P or Moody's issued by United States, Australian, Canadian, European or Japanese bank holding companies or industrial or financial companies (other than an Affiliate of the Company or any Guarantor);

                  (d) certificates of deposit issued by and bankers acceptances of and interest bearing deposits with any Lender, or with any United States, Australian, Canadian, European or Japanese commercial banks having capital and surplus of at least $500,000,000 or the equivalent and which issues (or the parent of which issues) commercial paper or other short term securities bearing the highest credit rating obtainable from either S&P or Moody's; and

                  (e) money market funds organized under the laws of the United States or any state thereof that invest solely in any of the foregoing investments permitted under clauses (a), (b), (c) and (d).

          "PERMITTED LIENS " shall have the meaning assigned thereto in the Amended and Restated Note Agreements.

          "PERSON " shall mean an individual, partnership, limited liability company, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          "RCRA " shall mean the Resource Conservation and Recovery Act, as amended.

          "REPLACEMENT ITEMS OF TRADE PROPERTY" shall have the meaning assigned thereto in SECTION 3.3(A)(I) hereof.

          "RESPONSIBLE OFFICER" shall have the meaning assigned thereto in the Amended and Restated Note Agreements.

          "SECURED   OBLIGATIONS"  shall  have  the  meaning  assigned thereto
in Recitals hereof.

          "SECURED PARTIES " shall mean the Lenders and the holders from time to time of the Notes.

          "SECURITY DOCUMENTS " shall have the meaning assigned thereto in the Amended and Restated Note Agreements.

          "SUBSIDIARY " shall have the meaning assigned thereto in the Amended and Restated Note Agreements.

          "TRADE PROPERTY" shall have the meaning assigned thereto in Granting Clause Second of this Deed of Trust.

          "TRUSTEE " shall have the meaning assigned thereto in the paragraph immediately preceding the Recitals hereof.

          "UNIFORM COMMERCIAL CODE" shall mean the Uniform Commercial Code as in effect in the State of California, as amended.

 SECTION 2. GENERAL COVENANTS AND WARRANTIES.

         The Company covenants, warrants and agrees as follows:

                  SECTION 2.1. AGREEMENT AND DEED OF TRUST COVENANTS. Each and all of the terms, provisions, restrictions, covenants and agreements set forth in the Amended and Restated Note Agreements, the Credit Agreement and the Intercreditor and Agency Agreement and in each and every supplement thereto or amendment thereof which at any time or from time to time may be executed and delivered by the parties thereto or their successors and assigns, to the extent then in effect, are incorporated herein by reference to the same extent as though each and all of said terms, provisions, restrictions, covenants and agreements were fully set out herein and as though any amendment or supplement to the Amended and Restated Note Agreements, the Credit Agreement or the Intercreditor and Agency Agreement was fully set out in an amendment or supplement to this Deed of Trust; and the Company does hereby covenant and agree well and truly to abide by, perform and be governed and restricted by each and all of the matters provided for by the Amended and Restated Note Agreements, the Credit Agreement and the Intercreditor and Agency Agreement and so incorporated herein to the same extent and with the same force and effect as if each and all of said terms, provisions, restrictions, covenants and agreements so incorporated herein by reference were set out and repeated herein at length. Without limiting the foregoing, the Company covenants and agrees to pay all taxes, assessments and governmental charges or levies imposed upon this Deed of Trust or the Secured Obligations (other than income and franchise taxes of the Trustee, the Collateral Agent, or of the Secured Parties (the "EXCLUDED TAXES ")) to the extent provided in the documents set forth above. If any such sums shall be advanced by the Trustee, the Collateral Agent, or any Secured Party, they shall bear interest, shall be paid and shall be secured as provided in SECTION 2.9 hereof.

                  SECTION 2.2. OWNERSHIP OF COLLATERAL. The Company covenants and warrants that it has fee simple title to the Collateral and good and marketable title to the other Collateral hereinbefore conveyed to the Trustee free and clear of all liens, charges and encumbrances whatever except Permitted Encumbrances, and the Company has full right, power and authority to convey, transfer, mortgage and grant a first perfected security interest in the same to the Trustee for the uses and purposes in this Deed of Trust set forth; and the Company will warrant and defend the title to the Collateral against all claims and demands whatsoever except Permitted Encumbrances.

                  SECTION 2.3. FURTHER ASSURANCES. The Company will, at its own expense, do, execute, acknowledge and deliver all and every further reasonable act, deed, conveyance, transfer and assurance necessary or proper for (a) the better assuring, conveying, assigning and confirming unto the Collateral Agent all of the Collateral, or property intended so to be, whether now owned or hereafter acquired and (b) the perfection of the first security interest (subject to the Permitted Exceptions) provided for in the Collateral whether now owned or hereafter acquired. The Collateral Agent, as secured party, may file one or more financing statements disclosing its security interest in any or all of the Collateral with the Company's signature appearing thereon. The Company also hereby grants the Collateral Agent, as such secured party, a power of attorney to execute any such financing statement, or amendments and supplements to financing statements, on behalf of the Company without notice thereof to the Company, which power of attorney is coupled with an interest and is irrevocable until the Secured Obligations have been fully satisfied.

                  SECTION 2.4. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company will duly and punctually pay the principal of, and premium and interest on all Notes secured hereby according to the terms thereof.

                  SECTION 2.5. MAINTENANCE OF COLLATERAL, OTHER LIENS, COMPLIANCE WITH LAWS, ENVIRONMENTAL MATTERS, ETC. Without limiting the provisions of the Amended and Restated Note Agreements, the Credit Agreement and the Intercreditor and Agency Agreement,

         (a) The Company shall (1) subject to SECTION 3.2, PROMPTLY repair, restore, replace or rebuild any material buildings, improvements or Trade Property now or hereafter on the Collateral which may become damaged or be destroyed, (2) keep the Collateral in good condition and repair, ordinary wear and tear excepted, without waste, and free from all claims, liens, charges and encumbrances (except for taxes not yet delinquent and claims, liens, charges and encumbrances that are being contested under and in compliance with SECTION 2.7(C) hereof) other than Permitted Encumbrances, (3) pay when due any indebtedness which may be secured by a Lien or charge on the Collateral and upon request provide satisfactory evidence of the discharge of such Lien to the Collateral Agent (unless such payment is being contested under and in compliance with SECTION 2.7(E) hereof), (4) comply with all requirements of law or municipal ordinances, including without limitation all Environmental Laws, with respect to the Collateral and the use thereof, failure to comply with which would be reasonably likely to result in any material interference with the use or operation of the Collateral by the Company or would materially adversely affect the assets, business, operations, income or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, and (5) make no material alterations in said Collateral except as required by law or municipal ordinance; PROVIDED that the Company may make such other material alterations so long as such alterations are completed in compliance with the requirements of paragraphs (b) and (c) of this SECTION 2.5.

         (b) The Company may, at its expense, (1) construct upon the Collateral additional buildings, structures, drainage systems, irrigation systems, trellises, and other improvements and (2) install, assemble and place upon the Collateral any items of Trade Property, signs, furniture, furnishings, equipment, machinery and other tangible personal property used or useful in the Company's business, in each case upon compliance with the provisions of paragraph (a) of this SECTION 2.5. All such buildings, structures and other improvements shall be and remain part of the realty and shall be subject to this Deed of Trust with respect thereto.

          (c) Any repair, restoration, rebuilding, substitution, replacement, modification, alteration of or addition to the Collateral pursuant to SECTION 2.5(B) hereof must not materially impair the market value, structural integrity or usefulness of the Collateral for use in the ordinary course of business; shall be performed in a good and workmanlike manner and be expeditiously completed in compliance in all material respects with all laws, ordinances, orders, rules, regulations and requirements applicable thereto, failure to comply with which could be reasonably likely to result in any material interference with the use or operation of the Collateral by the Company or would materially adversely affect the assets, business, operations, income or condition (financial or otherwise) of the Company and its Subsidiaries, taken as a whole, including to the extent necessary to maintain in full force and effect the policies of insurance required by SECTION 2.6 hereof. All costs and expenses of each such repair, restoration, rebuilding, substitution, replacement, the discharge of all liens filed against the Collateral arising out of the same, together with all costs and expenses necessary to obtain any permits or licenses required in connection therewith shall be promptly paid by the Company (except to the extent such costs and expenses are being contested under and in compliance with SECTION 2.7(C) hereof).

         (d)      The Company:

                  (1) shall, as soon as reasonably practicable, maintain the Collateral in compliance in all respects with any applicable
         Environmental Law, except such failures to comply as would not reasonably be likely to result in a Material Adverse Effect;

                  (2) shall obtain and maintain in full force and effect all Governmental Approvals required for its operations at or on the Collateral by any applicable Environmental Law, except for such Governmental Approvals the failure to obtain or maintain which would not be reasonably likely to have a Material Adverse Effect;

                  (3) as soon as reasonably practicable, cure any violation of applicable Environmental Laws by any Person at the Collateral, except such failures to cure as would not reasonably be likely to result in a Material Adverse Effect;

                  (4) shall not, and shall not permit any other Person to, own or operate on the Collateral any (i) landfill or dump or (ii) hazardous waste treatment, storage or disposal facility as defined pursuant to RCRA or any comparable state law;

                  (5) shall not use, generate, treat, store, release or dispose Hazardous Substances at or on the Collateral except in the ordinary course of its business and in compliance with Environmental Laws, except such use, generation, treatment, storage, release or disposal of Hazardous Substances at or on the Collateral as would not reasonably be likely to result in a Material Adverse Effect;

                  (6) shall within twenty (20) Business Days notify the Collateral Agent in writing of and provide any reasonably requested documents upon learning of any of the following which arise in connection with the Collateral:

                          (A) any liability  for response or corrective  action,
                  natural resource damage or other harm pursuant to CERCLA, RCRA or any comparable state law which is reasonably likely to result in a Material Adverse Effect;

                          (B) any Environmental Claim which is reasonably likely
                  to result in a Material Adverse Effect;

                          (C) any violation of an  Environmental  Law or release
                  or disposal of a Hazardous Substance which is reasonably likely to result in a Material Adverse Effect;

                          (D) any restriction on the ownership,  occupancy,  use
                  or  transferability  of the Collateral arising pursuant to any
                  (i) release, threatened release or disposal of a Hazardous Substance or (ii) Environmental Law which is reasonably likely to result in a Material Adverse Effect; or,

                          (E) any other environmental,  natural resource, health
                  or safety condition, which would reasonably be expected to have a Material Adverse Effect; and,

                  (7) at its expense, will conduct any investigation, study, sampling and testing, and undertake any cleanup, removal, remedial or other response action necessary to remove, clean up or abate any material quantity of Hazardous Substance released or disposed at or on the Collateral as required by any applicable Environmental Law and any binding order or directive from a Governmental Authority having jurisdiction, except to the extent the Company is reasonably contesting any Environmental Law or any order or directive from a Governmental Authority, so long as (i) such contest is in good faith and by appropriate proceedings, (ii) adequate reserves are maintained in accordance with GAAP and (iii) no forfeiture will result from a failure to comply with the contested requirement.

         (e) The Company at its own expense and at the reasonable written request of the Collateral Agent shall provide reasonably expeditiously an environmental report of reasonable scope, form and depth by a consultant reasonably acceptable to the Collateral Agent as to any matter for which notice is required to be provided pursuant to SECTION 2.5(D)(7) above or which may reasonably be believed by the Collateral Agent to form the basis of a material Environmental Claim in connection with the Collateral. If such a requested environmental report is not delivered within seventy-five (75) days after receipt of the Collateral Agent's request, then the Collateral Agent may arrange for same, and the Company hereby grants to the Collateral Agent and its representatives access to the Collateral and a license to undertake such an assessment. The reasonable cost of any assessment arranged for by the Collateral Agent pursuant to this provision will be payable by the Company on demand and added to the obligations secured by the Security Documents.

         (f) The Company may use and operate the Collateral for any lawful purpose not inconsistent with the provisions of the Amended and Restated Note Agreements or the Credit Agreement.

         (g) In accordance with California Code of Civil Procedure Section 726.5, Collateral Agent may waive its lien against the Collateral or any portion thereof, to the extent such property is found to be environmentally impaired, and may exercise any and all rights and remedies of an unsecured creditor against Company and all of Company's assets and property for the recovery of any deficiency, including, without limitation, seeking an attachment order under California Code of Civil Procedure Section 483.010. No such waiver shall be final or binding on Collateral Agent unless and until a final money judgment is obtained against Company. As between Collateral Agent and Company, for purposes of California Code of Civil Procedure Section 726.5, Company shall have the burden of proving that the release or threatened release was not knowingly or negligently caused or contributed to, or knowingly or willfully permitted or acquiesced to by Company or any related party (or any affiliate or agent of Company or any related party) and that Company made written disclosure thereof to Collateral Agent or that Collateral Agent otherwise obtained actual knowledge thereof prior to the making of the Credit Agreement. Notwithstanding anything to the contrary contained in the Deed of Trust or any of the Security Documents, Company shall be fully and personally liable for all judgments and awards entered against Company pursuant to California Code of Civil Procedure 726.5 and such liability shall not be limited by the original principal amount of the obligations secured by this Deed of Trust. Company's obligations hereunder shall survive the foreclosure, deed in lieu of foreclosure, release, reconveyance or any other transfer of the Collateral or this Deed of Trust. For the purposes of any action brought under this Deed of Trust, Company hereby waives the defense of laches and any applicable statute of limitations. For purposes of California Code of Civil Procedure 726.5, the acts, knowledge and notice of each "726.5 Party" shall be attributed to and be deemed to have been performed by the party or parties then obligated on or liable for payment of the Indebtedness. As used herein, "726.5 Party" shall mean Company, any partner thereof, any successor owner to Company of all or any portion of the Collateral, any related party of Company or any such successor and any affiliate or agent of Company, any such successor or any such related party.

         SECTION 2.6. INSURANCE. The Company will maintain, and will cause each Subsidiary to maintain, insurance coverage with financially sound and reputable domestic insurers in such forms and amounts and against such risks as are customary for companies of established reputation engaged in the same or a similar business and owning and operating similar properties as the Collateral. Without limiting the foregoing, the Company agree that they will, to the extent available, continuously maintain the following described policies of insurance:

                  (i) Property insurance, including business interruption insurance, against loss and damage by all risks of physical loss or damage, including fire, windstorm, builders risk (including construction and repair period coverage) and other risks covered by the so called "all risks" form of property insurance policy with replacement cost endorsements (excluding therefrom flood and earthquake coverage); PROVIDED, HOWEVER, that the amount of such insurance with respect to the Collateral shall not at any time be less than a blanket limit of $70,000,000 in the aggregate; and PROVIDED FURTHER that such insurance POLICY SHALL provide that NOT more than $1,000,000 may be deductible FROM the LOSS payable with respect to any casualty;

                  (ii) fiduciary liability insurance with such terms as are customary for companies of established size and reputation engaged in substantially the same business as the Company and similarly situated; PROVIDED, HOWEVER, that the amount of such insurance shall not be less than $1,000,000; and PROVIDED, FURTHER, that such insurance shall provide with respect to the Company that not more than $100,000 may be deductible from any loss payable and that with respect to individuals that not more than $100,000 may be deductible from any loss payable with respect to any casualty;

                  (iii) surety bonds (securing leases, permits franchises, taxes, notary public, judicial and other bonds) in amounts and with such terms as are customary for companies of established size and reputation engaged in substantially the same business as the Company and similarly situated;

                  (iv) workers compensation insurance and employer's liability insurance, for all employees of the Company engaged on or with respect to any of the Collateral and with such terms as are customary for companies of established size and reputation engaged in substantially the same business as the Company and similarly situated, or if such limits are established by law, in such amounts;

                  (v) boiler and machinery insurance covering pressure vessels, air tanks, boilers, machinery, pressure pipings, heating air conditioning and elevator equipment and escalator equipment, PROVIDED the improvements contain equipment of such nature and insurance against loss or occupancy or use arising from any such breakdown, in such amounts and with such terms as are customary for companies of established size and reputation engaged in substantially the same business as the Company and similarly situated;

                  (vi) insurance insuring against public liability for loss or damage (including bodily injury) to the Persons or Property of others from such risks and in such amounts as are customary for companies of established size and reputation engaged in substantially the same business as the Company and similarly situated (including construction and repair period coverage); PROVIDED, HOWEVER, that in no event shall the amount of such insurance be less than an aggregate of $15,000,000 under single limit liability for such loss; and provided, further, that such Insurance policy shall provide that not more than $1,000,000 may be deductible from any loss payable; and

                  (vii) other insurance against such risks as is customary to be carried by companies of established size and reputation engaged in substantially the same business as the Company and similarly situated and owning Properties in the state in which the Collateral is located.

         (b) Form of Policies. Any insurance policies carried in accordance with this SECTION 2.6 shall be written by companies of recognized international or national standing authorized to do business in the State of California and: (i) shall with respect to the insurance described in clauses (i) and (vi) above, name the Trustee, the Collateral Agent and each Noteholder and each Bank AS an additional insured, as their interests may appear, (ii) in the case of policies covering loss or damage to the Collateral, shall provide that such losses, if any, shall be payable solely to the Collateral Agent under a standard mortgagee clause reasonably satisfactory to the Collateral Agent, (iii) shall provide that the Trustee's and Collateral Agent's interest shall be insured regardless of any breach or violation by the Company of any warranties, declarations or conditions contained in such policies, (iv) as to the interest of the Trustee and the Collateral Agent therein, shall not be invalidated by the use or operation of the Collateral for purposes which are not permitted by such policies, nor by any foreclosure or other proceedings relating to the Collateral, (v) except with respect to the insurance described in clause (iv) of SECTION 2.6(A), the insurers shall waive any right of subrogation of the insurers to any set-off or counterclaim or any other deduction, whether by attachment or otherwise, in respect of any liability of the Company, (VI) if any premium or installment is not paid when due, or if such insurance would lapse or be cancelled, terminated or materially changed for any reason whatsoever shall provide that the insurers WILL promptly notify the Collateral Agent and any such lapse, cancellation, termination or change shall not be effective as to the Trustees for thirty days after receipt of such notice, and (vii) appropriate certification shall be made to the Collateral Agent by each insurer with respect thereto. Provided no Default or Event of Default has occurred or is continuing, the loss, if any, under any policy pertaining to loss by reason of damage to or destruction of any portion of any of the Collateral shall be adjusted with the insurance companies by the Company, subject to the approval of the Collateral Agent if the loss exceeds $1,500,000; PROVIDED that such approval shall not unreasonably be withheld or delayed. The loss so adjusted shall be paid to the Collateral Agent pursuant to said loss payable clause unless said loss is $1,500,000 or less in which case said loss shall be paid directly to the Company unless a Default or Event of Default has occurred and is continuing, in which event any such loss shall be paid to the Collateral Agent.

         The Company shall furnish the Collateral Agent with certificates or other satisfactory evidence of MAINTENANCE OF the insurance required hereunder and, with respect to any renewal policy or policies, shall furnish certificates evidencing such renewal not less than 30 days prior to the expiration date of the original policy or renewal policies or if not so available, immediately upon the receipt thereof, and shall furnish insurance binders evidencing such renewal immediately upon receipt thereof. All such policies shall provide that the same shall not be cancelled without at least 30 days' prior written notice to the Collateral Agent and the Company.

          Upon the request of Trustee, Collateral Agent or any Secured Party, the Company shall furnish the Collateral Agent from time to time with full INFORMATION AS to the insurance carried by it and, if so requested, copies of all such insurance policies. The Company shall also furnish to Collateral Agent from time to time upon the request of the Trustee, Collateral Agent or any Secured Party a certificate of the Company's insurance broker or other insurance specialist stating that all premiums then due on the policies relating to insurance on the Collateral have been .paid, that such policies are in full force and effect and that such insurance coverage and such policies comply with all the requirements of this subsection. Receipt of notice of termination or cancellation of any such insurance policies or reduction of coverages or amounts thereunder shall entitle the Collateral Agent to renew any such policies, cause the coverages and amounts thereof to be maintained at levels required pursuant to this Section 2.6 or otherwise to obtain similar insurance in place of such policies, in each case at the expense of the Company.

       SECTION 2.7. PAYMENT OF TAXES AND OTHER CHARGES; CONTESTS THEREOF.

          (a) Subject to SECTION 2.7(C) BELOW, and without limiting the provisions of the Amended and Restated Note Agreements and the Credit
 Agreement, the Company will pay and discharge, before the same shall become delinquent, together with interest and penalties thereon, if any, (1) all taxes, assessments (INCLUDING ASSESSMENTS for benefits from public works or improvements whenever begun or completed), levies, fees, water and sewer rents and charges, and all other governmental charges, general and special, ordinary and extraordinary, and whether or not within the contemplation of the parties hereto, which are at any time levied upon or assessed against it or the Collateral or any part thereof or upon this Deed of Trust or the Secured Obligations secured hereby, or upon the revenues, rents, issues, income and profits in respect of the Collateral, or arising in respect of the occupancy, use or possession thereof, but excluding the Excluded Taxes, which failure to pay would result in the creation of a Lien upon the Collateral or any part thereof, or upon the revenues, rents, issues, income and profits of the Collateral or in the diminution thereof or would result in any material interference with the use or operation of the

 Collateral by the Company, (2) all corporate franchise, excise and other taxes, fees and charges assessed, levied or imposed in respect of its corporate existence or its right to do business in any state, (3) all income, excess profits, excise, sales, franchise, gross receipts and other taxes, duties or imposts, whether of alike or different nature, assessed, levied or imposed by any Governmental Authority on it or the Collateral, or any portion thereof, or upon the revenues, rents, issues, income and profits of the Collateral whether or not the failure to pay any such tax, duty or impost might result in the creation of a Lien upon any asset of the Company or the Collateral or any part thereof or upon the revenues, rents, issues, income and profits of the Collateral or in the diminution thereof, and whether or not any such tax, duty or impost is payable directly by the Company or is subject to withholding at the source and (4) all lawful claims and demands of mechanics, laborers, materialmen and others which, if unpaid, might result in the creation of a Lien on the Collateral or upon the revenues, rents, issues, income and profits of the Collateral and, in general, will do or cause to be done everything necessary so that the Lien hereof shall be fully preserved, at the cost of the Company, without expense to the Trustee or the Collateral Agent (all of which taxes, assessments, levies, fees and other governmental or non-governmental charges, claims and demands of like nature are hereinafter referred to as "IMPOSITIONS"). The Company shall discharge any claim or Lien relating to Impositions upon the Collateral.

         (b) The Company will pay when due all utility charges which are incurred by the Company for the benefit of the Collateral or which may become a charge or Lien against the Collateral for gas, electricity, water or sewer services furnished to the Collateral and all other assessments or charges of a similar nature, whether public or private, affecting the Collateral or any portion thereof, whether or not such taxes, assessments or charges are or may become Liens thereon.

         (C) CONTEST. Without limiting the provisions of the Amended and Restated Note Agreements and the Credit Agreement, and always subject to the terms and conditions thereof, the Company may, in good faith and with reasonable diligence and by appropriate proceedings diligently prosecuted, contest or cause to be contested the validity or amount of any such Impositions, PROVIDED that:

                  (1) such contest shall have the effect of preventing (i) any sale, forfeiture OR loss of the Collateral or any part thereof or interest therein to satisfy the same and (ii) any material interference with the value, use or occupancy of the Collateral or any part thereof; and

                  (2) the Company shall have established with respect to such Impositions (and any attendant penalties or late fees) reserves deemed by it to be adequate with respect thereto.
                  SECTION 2.8. LIMITATION ON LIENS. The Company will not create or incur or suffer to be incurred or to exist, any mortgage, pledge, security interest, encumbrance, charge or other Lien of any kind upon the Collateral, whether now owned or hereafter acquired, or upon any income or proceeds therefrom, except Permitted Encumbrances and except for those exceptions noted on the policies of title insurance delivered to the Trustee and the Collateral Agent on the Closing Date.

                  SECTION 2.9. ADVANCES. If the Company shall fail to comply with the covenants contained herein or contained in the Amended and Restated Note Agreements, the Credit Agreement, the Intercreditor and Agency Agreement or the other Note Documents and incorporated herein by reference, the Trustee or the Collateral Agent, without waiving any Default or Event of Default or releasing any obligation, may (but shall be under no obligation to) at any time thereafter after five Business Days' prior written notice to the Company make such payment or perform such act for the account and at the expense of the Company, and may enter upon the Collateral or any part thereof for such purpose and take all such action thereon as, in the opinion of the Trustee, may be necessary or reasonably appropriate therefore. All sums so paid by the Trustee or the Collateral Agent, and all costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) so incurred, together with interest thereon at the Advance Overdue Rate from the date of payment or incurrence, shall be secured hereby and shall be paid by the Company to the Collateral Agent on demand. The Collateral Agent in making any payment authorized under this SECTION 2.9 relating to taxes or assessments may do so according to any bill, statement or estimate procured from the appropriate public office without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax Lien or title or claim thereof. The Collateral Agent, in performing any act hereunder, shall be the sole judge of whether the Company is required to perform the same under the terms of this Deed of Trust and no such advance shall be deemed to relieve the Company from any default hereunder.

                  SECTION 2.10. RECORDATION. The Company will, at its own expense, cause this Deed of Trust and all supplements hereto and any financing statements and continuation statements required by the Uniform Commercial Code or other law in respect thereof at all times to be kept recorded and filed at its own expense in such manner and in such places as may be required by law in order to fully preserve and protect the rights of the Trustee and the Collateral Agent hereunder.

                  SECTION 2.11. AFTER-ACQUIRED PROPERTY. Any and all property hereafter acquired which is of the kind or nature described in the Granting Clauses hereof and is or is intended to become a part thereof, shall IPSO FACTO, and without any further conveyance, assignment or act on the part of the Company or the Trustee or the Collateral Agent become and be, subject to the Lien and first perfected security interest OF this Deed of Trust as fully and completely as though specifically described herein; but nevertheless the Company shall from time to time, if requested by the Trustee or the Collateral Agent, execute and deliver any and all such further assurances, conveyances and assignments thereof as the Trustee or the Collateral Agent may reasonably require for the purpose of expressly and specifically subjecting to the Lien and first perfected security interest of this Deed of Trust any and all such property, subject to Permitted Encumbrances. In the event the Company acquires a material leasehold estate in any property which is of the kind or nature described in the Granting Clauses hereof, such leasehold estate shall be made subject to a lien and first perfected security interest in favor of the Trustee by means of the Company's execution and delivery of a leasehold mortgage and security agreement in form and substance reasonably satisfactory to the Trustee and the Collateral Agent. The Company agrees that in the event the Company acquires a leasehold estate as described in this SECTION 2.11, the Company will use commercially reasonable efforts to promptly obtain from the subject lessor an agreement for the benefit of the Trustee and the Collateral Agent, INTER ALIA, providing that the lessor will give the Trustee and the Collateral Agent written notice of any defaults under the subject lease together with the option to cure such defaults and providing for such other requirements as the Collateral Agent may reasonably request.

                  SECTION 2.12. INDEMNIFCATION; WAIVER OF OFFSET
                                       SET

         (a) If the Trustee or the Collateral Agent is made a party defendant to any litigation concerning this Deed of Trust or the Collateral or any part thereof or interest therein, then the Company shall indemnify, defend and hold the Trustee or the Collateral Agent harmless from all liability by reason of said litigation, including reasonable attorneys' fees and expenses incurred by the Trustee or the Collateral Agent in any such litigation, whether or not any such litigation is prosecuted to judgment. If the Trustee or the Collateral Agent commences an action against the Company to enforce any of the terms hereof or because of the breach by the Company of any of the terms hereof, or for the recovery of any of the Secured Obligations, the Trustee or the Collateral Agent shall have its reasonable attorneys' fees and expenses paid by the Company. If the Trustee or the Collateral Agent is a party to any discussion or negotiations relating to any amendment, waivers or consents to the Amended and Restated Senior Secured Notes, the Credit Agreement Term Notes, the Amended and Restated Note Agreements, the Credit Agreement, the Intercreditor and Agency Agreement, this Deed of Trust or the other Note Documents, or relating to any loan modification, recasting, settlement or other agreement relating to the Secured Obligations, then the Company shall indemnify, defend and hold the Trustee or the Collateral Agent harmless from all liability, costs and expenses incurred in connection therewith, including reasonable attorneys' fees and expenses.

         (b) All sums payable by the Company hereunder shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction, and the obligations and liabilities of the Company hereunder shall in no way be released, discharged or otherwise affected (except as expressly provided herein) by reason of (i) any damage to or destruction of or any condemnation or similar taking of the Collateral or any part thereof; (ii) any restriction or prevention of or interference with any use of the Collateral or any part thereof; (iii) any title defect or encumbrance on the Collateral or any part thereof by title paramount or otherwise; (iv) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Trustee or the Collateral Agent, or any action taken with RESPECT to this Deed OF Trust by any trustee OR receiver of the Trustee or the Collateral Agent, or by any court, in any such proceeding; (v) any claim which the Company has or might have against the Trustee or the Collateral Agent; (vi) any default or failure on the part of the Trustee or the Collateral Agent to perform or comply with any of the terms hereof or of any other agreement with the Company; or
(vii) any other occurrence whatsoever, whether similar or dissimilar to the foregoing; whether or not the Company shall have notice or knowledge of any of the foregoing. Except as expressly provided herein, the Company waives to the extent permitted by law all rights now or hereafter conferred by statute or otherwise to any abatement, suspension, deferment, diminution or reduction of any of the Secured Obligations payable by the Company.

         (c) The Company shall, at its sole expense, indemnify, defend (with attorneys, consultants and experts reasonably acceptable to the Collateral Agent), and hold the Trustee and the Collateral Agent harmless from and against any and all liens, damages, losses, liabilities, obligations, settlement payments, penalties, assessments, citations, directives, claims, litigation, demands, defenses, judgments, suits, proceedings, costs, disbursements or expenses of any kind or of any nature whatsoever which may at any time be imposed upon, incurred by or asserted or awarded against the Trustee and Collateral Agent or the Collateral, (including, without limitation, those arising out of or attributed, directly or indirectly, to or resulting from any and all negligent acts or omissions of Trustee or Collateral Agent, whether caused by the sole negligence of Trustee or Collateral Agent or by the concurrent negligence of Trustee or Collateral Agent), and arising prior to the Collateral Agent's obtaining title to the Collateral through foreclosure or other like proceedings, directly or indirectly from or out of (i) the presence, release or threat of release of any Hazardous Substance on, in, under or affecting all or any portion of the Collateral or any surrounding areas, regardless of whether or not caused by or within control of the Company; (ii) the violation of any Environmental Laws relating to or affecting the Collateral, caused by the Company; (iii) the failure by the Company to comply fully with the terms and conditions of THIS SECTION 2.12(C); (iv) the breach of any representation or warranty contained in this Deed of Trust or the Note Agreements relating to matters covered by this SECTION 2.12(C); or (v) the enforcement of this SECTION 2.12(C), including, without limitation, the cost of assessment, containment and/or removal of any and all Hazardous Substances from all or any portion of the Collateral or any surrounding areas, the cost of any actions taken in response to the presence, release or threat of release of any Hazardous Substance on, in, under or affecting any portion of the Collateral or any surrounding areas to prevent or minimize such release or threat of release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with the Environmental Laws in connection with all or any portion of the Collateral or any surrounding areas; except, in each case, to the extent arising out of the gross negligence or willful misconduct of the Trustee or Collateral Agent. The indemnity set forth in this SECTION 2.12(C) shall also include any diminution in the value of the security afforded by the Collateral or any future reduction in the sales price of the Collateral by reason of any matter set forth in this SECTION 2.12(C). The Company's obligations under this SECTION 2.12(C) shall survive payment in full of the indebtedness secured hereby and shall be in addition to all other rights of Trustee and the Collateral Agent under this Deed of Trust, the Amended and Restated Note Agreements, the Credit Agreement, the Amended and Restated Senior Secured Notes, the Credit Agreement Notes and the Intercreditor and Agency Agreement.

SECTION 3 POSSESSION, USE AND RELEASE OF COLLATERAL.

                  SECTION 3.1. COMPANY'S RIGHT OF POSSESSION. Provided no Event of Default hereunder has occurred and is continuing, the Company shall be suffered and permitted to remain in full possession, enjoyment and control of the Collateral subject always to the observance and performance of the terms of this Deed of Trust, the Amended and Restated Note Agreements, and the Credit Agreement.
                  SECTION 3.2. DISPOSITION OF CERTAIN TRADE PROPERTY The Company, so long as no Event of Default hereunder has occurred and is continuing and subject to the provisions of SECTION 3.3 hereof in connection with each replacement, shall have full power, from time to time, in its discretion, and without any action by or notice to the Trustee or the Collateral Agent, to sell, exchange, or otherwise dispose of, any item of Trade Property, at any time subject to the security interest hereof pursuant to the terns of the Amended and Restated Note Agreements and the Credit Agreement or which may have become worn out, unserviceable, obsolete or unnecessary for use in the conduct of its business; PROVIDED HOWEVER, THAT with respect to any worn out, unserviceable, obsolete or unnecessary Trade Property except where such item is, in the ordinary course of business, unnecessary to the conduct of its business, the Company shall contemporaneously replace the same with, or substitute for the same, other items of Trade Property having a value and utility at least equal to that of the items of Trade Property so replaced, which shall forthwith become, without further action, subject to the security interest of this Deed of Trust.

                  SECTION 3.3, RELEASE OF TRADE PROPERTY

         (a) The Trustee or the Collateral Agent, so long as no Event of Default hereunder exists, shall execute a release of its security interest hereunder as to the items of Trade Property which the Company has replaced or otherwise disposed of under SECTION 3.2 hereof (1) upon the written notice of the Company in the event such Trade Property has an estimated fair market value in the good faith judgment of the Company of less than $1,500,000 which notice shall (i) reference this SECTION 3.3, (ii) estimate the fair market value of the Trade Property replaced or otherwise disposed of and (iii) request such release, or
 (2) for all other Trade Property, upon:

                  (i) receipt of an Officer's Certificate (A) stating that no Event of Default exists, (B) describing in reasonable detail the newly acquired items of Trade Property (the "REPLACEMENT ITEMS OF TRADE PROPERTY") replacing the old items of Trade Property, (C) stating that, except where such item is, in the ordinary course of business, unnecessary to the conduct of its business, the Replacement Items of Trade Property are in as good operating condition as, and have a value, utility and useful life at least equal to that of the items of Trade Property so replaced, and (D) stating that the Company has good title to the Replacement Items of Trade Property, free of all Liens other than Permitted Encumbrances;

                  (ii) execution and delivery of a Deed of Trust and Security Agreement Supplement and any necessary financing statements subjecting the Replacement Items of Trade Property to the lien of this Deed of Trust, but only such supplement or financing statement as shall be necessary to subject such Replacement Items of Trade Property to the lien and first perfected security interest (subject to the Permitted Encumbrances) of this Deed of Trust;

                  (iii) receipt of evidence that such Deed of Trust and Security Agreement Supplement and financing statements have been recorded, registered and filed as may be deemed reasonably necessary by counsel for the Trustee and the Collateral Agent in order to preserve and protect the rights of the Collateral Agent as to all property comprising the Collateral; and

                  (iv) if the fair market value of the Replacement Items of Trade Property equal or exceed $8,000,000, receipt of an opinion of counsel reasonably satisfactory to the Trustee or Collateral Agent to the effect that the Company's right, title and interest in and to the Replacement Items of Trade Property, are either subject to the lien of this Deed of Trust, or that such Deed of Trust and Security Agreement Supplement and any necessary financing statements have been recorded, registered and filed in such manner and in such places as may be required by law to preserve and protect the Trustee and the Collateral Agent as to all property comprising the Collateral (including, without limitation, the Replacement Items of Trade Property).

          (b) No purchaser in good faith of an item of Trade Property shall be bound to inquire into the authority of the Company to sell such item of Trade Property, or the authority of the Trustee or the Collateral Agent to execute a release of its security interest, under the terms hereof.

                  SECTION 3.4. RELEASE OF COLLATERAL -- LOSS, DAMAGE TO OR DESTRUCTION OF THE COLLATERAL AND PREPAYMENT OF THE NOTES. Upon the occurrence of any material loss, damage to or destruction of the Collateral, the Company shall give the Trustee and the Collateral Agent, within 30 days after the occurrence thereof, written notice of such loss, damage or destruction. Such notice shall generally describe the nature and extent of the loss, damage to or destruction of the Collateral and shall include a detailed estimate of the cost of repair or replacement of such damaged or destroyed Collateral. In the case of any loss, damage to or destruction of the Collateral which results in a prepayment of the Notes in accordance with the provisions of SECTION 4.1 hereof, the Trustee or the Collateral Agent shall execute a release in respect of the damaged or destroyed Collateral upon receipt of such prepayment in full.

          All determinations of the cost of repair or replacement of the Collateral hereof shall be made by the Company in good faith and shall be evidenced by the delivery of an Officer's Certificate or a resolution of the Board of Directors of the Company certifying the accuracy and reasonableness of such determination. In making such determinations, the Company shall base such calculations on engineer's, architect's or other objective criteria, including insurance estimates of cost of repair, as shall be reasonably consulted in good faith by the Company.

                  SECTION 3.5. EMINENT DOMAIN. The Company, immediately upon obtaining knowledge of the institution of any proceeding for the condemnation of the Collateral or any portion thereof, shall notify the Collateral Agent of the pendency of such proceeding. The Collateral Agent may participate in any such proceeding, and the Company from time to time will deliver or cause to be delivered to the Collateral Agent all instruments requested by it to permit such participation. Any award or compensation payable to the Company on account of such condemnation proceeding, if any, shall be paid to the Collateral Agent, and such award of compensation shall be retained by the Collateral Agent as part of the Collateral and applied in accordance with SECTION 4.1(A) OR SECTION 4.1(B) hereof. The Collateral Agent shall be under no obligation to question the amount of the award of compensation and, without limiting the Company's right to adjust such award, the Collateral Agent may accept any such award of compensation. In any such condemnation proceedings the Collateral Agent may be represented by counsel. The reasonable costs of counsel shall be paid by the Company.

 SECTION 4. APPLICATION OF INSURANCE AND CERTAIN OTHER MONEYS RECEIVED BY THE COLLATERAL AGENT.

                  SECTION 4.1. INSURANCE PROCEEDS AND CONDEMNATION AWARDS. The amounts received by or payable to the Collateral Agent from time to time which constitute insurance proceeds in respect of any damage to or destruction of the Collateral or any part thereof or

Condemnation Awards or compensation covering the Collateral (less the actual costs, fees and expenses incurred in the collection thereof) shall be held by the Collateral Agent as part of the Collateral and shall be applied by the Collateral Agent, subject to the terms of the Intercreditor and Agency Agreement, as set forth below (Company hereby unconditionally and irrevocably waives all rights of a property owner under the provisions of California Code of Civil Procedure ss. 1265.225(a), or any successor statute, providing for the allocation of condemnation proceeds between a property owner and a lienholder):

         (a) In case of any loss, damage to, destruction or condemnation of the Collateral or any part thereof for which the total cost of repair or replacement is less than $1,500,000, such proceeds shall be paid over to the Company and the Company shall have the right and the option, so long as no Event of Default hereunder has occurred and is continuing, to use the net insurance proceeds, Condemnation Awards or other compensation from such loss, damage to, destruction or condemnation of the Collateral for either (i) the repair or replacement of such Collateral so lost, damaged, destroyed or condemned, so long as such repair or replacement is commenced within 180 days of the receipt by the Company of such insurance proceeds or condemnation award and the Collateral Agent has received written evidence satisfactory to the Collateral Agent demonstrating that the collateral lost, damaged or destroyed will be replaced or restored to substantially the same market value and condition immediately prior to the loss, damage to, destruction or condemnation of or other event giving rise to the payment of such proceeds; or (ii) the reduction of the Secured Obligations (whether or not then due) in accordance with and pursuant to the terms and provisions of the Intercreditor and Agency Agreement including, without limitation, the payment of the Make Whole Premium, as applicable; and

         (b) In case of any loss, damage to or destruction of the Collateral or any part thereof for which the total cost of repair or replacement is greater than or equal to $1,500,000, the net insurance proceeds, Condemnation Awards or other compensation from such loss, damage to, destruction or condemnation of the Collateral shall be placed in a separate escrow account and 180 days thereafter shall be applied by the Collateral Agent to the reduction of the Secured Obligations (whether or not then due) in accordance with and pursuant to the terns and provisions of the Intercreditor and Agency Agreement including, without limitation, the payment of the Make Whole Premium, if applicable; PROVIDED, HOWEVER, that the Collateral Agent agrees, subject to the immediately following sentence, to release such insurance proceeds to the Company for replacement or restoration of the portion of the Collateral so lost, damaged or destroyed if, but only if, (i) no Event of Default hereunder has occurred and is continuing at the time of release, (ii) written application for such release signed by the President or any Vice President of the Company is received by the Collateral Agent within 180 days of the placement of such proceeds in escrow and
(iii) the Collateral Agent has received evidence reasonably satisfactory to the Collateral Agent demonstrating that the Collateral lost, damaged or destroyed has been or will be replaced or restored to substantially the same market value and condition immediately prior to the loss, damage to, destruction or condemnation of or other event giving rise to the payment of such insurance proceeds. All insurance proceeds and Condemnation Awards shall be subject to the lien and security interest of the Collateral Agent hereunder. In the case of any repair or replacement of the Collateral for which the cost exceeds $8,000,000, the Collateral Agent shall receive a supplement hereto sufficient, as shown by an opinion of counsel (which may be counsel for the Company) to grant a valid first Lien and first perfected security interest (subject to Permitted Encumbrances) in any additions to or substitutions for the

 Collateral to or for the benefit of the Collateral Agent, which opinion shall also cover the filing and/or recording of such supplement (and a financing statement or similar notice thereof if and to the extent permitted or required by applicable law) so as to perfect the Lien and security interest in such additions or substitutions, or in the alternative an opinion that no such supplement is required for such purpose.

                  SECTION 4.2. TITLE INSURANCE. Any moneys received by the Trustee or the Collateral Agent as payment for any loss under any policy of title insurance which was delivered by the Company shall become part of the Collateral.

                  SECTION 4.3. OTHER PROCEEDS. Any other moneys received by the Collateral Agent in connection with the release of the Collateral shall be held by the Collateral Agent as part of the Collateral and shall be applied by the Collateral Agent upon the terms and in the manner provided in SECTION 5.3 hereof.

                  SECTION 4.4. APPLICATION IF EVENT of DEFAULT EXISTS. If an Event of Default hereunder has occurred and is continuing, all amounts received by the Collateral Agent under this Deed of Trust, including without limitation, all amounts held pursuant to SECTION 4.5 hereof, shall be applied in the manner PROVIDED FOR IN SECTION 5.3 hereof in respect of proceeds and avails of the Collateral.

                  SECTION 4.5. INVESTMENT OF COLLATERAL. All monies held by the Collateral Agent hereunder as Collateral shall be invested and reinvested by the Collateral Agent at the direction of the Company in one or more Eligible Investments. The Collateral Agent shall not in any way be held liable by reason of any insufficiency of such invested Collateral resulting from any loss on any Eligible Investment included therein. All interest earned on such Eligible Investments shall be held by the Collateral Agent as Collateral hereunder and shall be invested and reinvested pursuant to this SECTION 4.5.

 SECTION 5. DEFAULTS AND REMEDIES THEREFOR.

                  SECTION 5.1. EVENTS OF DEFAULT. The Company acknowledges and agrees, without limitation, that each and all of the terms and provisions of
 Section 11 of the Amended and Restated Note Agreements and Article XI of the Credit Agreement, have been and are incorporated into this Deed of Trust by reference to the same extent as though fully set out herein and that the term Event of Default wherever used in this Deed of Trust shall mean either: (a) an Event of Default as defined in the Amended and Restated Note Agreements or the Credit Agreement, as the case may be, or (b) the failure of the Company to comply with any covenant, agreement or warranty contained in this Deed of Trust within 30 days after the earlier of the date that (1) the Collateral Agent shall have given written notice thereof to the Company, or (2) such failure shall first become actually known to a Responsible Officer of the Company;
 PROVIDED, HOWEVER, that if the Company shall be diligently proceeding to correct such failure but shall be unable to correct such failure within 30 days, then such period shall continue for an additional 60 days if at the end of the initial 30-day period it can be reasonably expected that such failure can be corrected within such 60 additional days and the Company shall continue to proceed diligently to correct such failure during such additional 60 day period.

                  SECTION 5.2. REMEDIES. When any Event of Default hereunder has occurred and is continuing and pursuant to the terms and conditions of the Amended and Restated Note Agreements or the Credit Agreement, the Collateral Agent or Trustee may exercise any one or more or all, and in any order, of the remedies hereinafter set forth, it being expressly understood that no remedy herein or in the Amended and Restated Note Agreements or the Credit Agreement conferred is intended to be exclusive of any other remedy or remedies; but each and every remedy shall be cumulative and shall be in addition to every other remedy given herein or now or hereafter existing at law or in equity or by statute:

          (a) Subject to compliance with the terms and provisions of the Intercreditor and Agency Agreement, the Noteholders and the Lenders may, by notice in writing to the Company, declare the entire unpaid balance of the Amended and Restated Senior Secured Notes and the Credit Agreement Notes, respectively, to be immediately due and payable; and thereupon all outstanding principal, together with all accrued interest thereon and premium, if any, and all other fees or other amounts payable with respect thereto shall be and become immediately due and payable.

          (b) Subject to the terms and conditions of the Intercreditor and Agency Agreement, the Collateral Agent, personally or by agents or attorneys may, to the extent permitted by law, enter into and take possession of all or any part of the Collateral, and may forthwith use, operate and manage the Collateral, collect the earnings and income therefrom, pay all charges including taxes and assessments levied thereon and operating and maintenance expenses and all disbursements and liabilities of the Company hereunder and apply the net proceeds arising from any such operation of the Collateral as provided in SECTION 5.3 hereof in respect of the proceeds of a sale of the Collateral. The right to enter and take possession of the Collateral and use any personal property therein, to manage, operate and conserve the same, and to collect the rents, issues and profits thereof, shall be in addition to all other rights or remedies of the Collateral Agent hereunder or afforded by law (including, without limitation the rights of Collateral Agent set forth in California Civil Code Section 2938), and may be exercised concurrently therewith or independently thereof. The expenses (including any reasonable receiver's fees, reasonable counsel fees, costs and agent's compensation) incurred pursuant to the powers herein contained shall be secured hereby and the Company promises to pay all such expenses upon demand together with interest thereon at the Advance Overdue Rate. The Collateral Agent shall not be liable to account to the Company for any action taken pursuant hereto other than to account for any rents actually received by the Collateral Agent. Without taking possession of the Collateral, the Collateral Agent may, in the event the Collateral becomes vacant or is abandoned, take such reasonable steps as it deems appropriate to protect and secure the Collateral (including hiring watchmen therefor) and all costs incurred in so doing shall constitute additional Secured Obligations payable upon demand with interest thereon at the Advance Overdue Rate.

         (c) Subject to the terms and conditions of the Intercreditor and Agency Agreement, the Trustee may, if at the time such action may be lawful and always subject to compliance with any mandatory legal requirements, either with or without taking possession and either before or after taking possession, and without instituting any legal proceedings whatsoever, and having first given notice of such sale to the Company at least 30 days prior to the date of such sale and having given any other notice which may be required by law, sell and dispose of said Collateral or any part thereof at public auction or private sale to the highest bidder, which may be a

 Noteholder, in one lot as an entirety or in separate lots (the Company for itself and for all who may claim by, through or under it hereby expressly waiving and releasing all rights to have the Collateral marshaled to the extent permitted by law), and either for cash or on credit and on such terms as the Trustee may determine and at the place required by law. Any such sale or sales may be adjourned from time to time by announcement at the time and place appointed for such sale or sales or for any such adjourned sale or sales, without further published notice. Company waives all rights to direct the order in which any of the Collateral will be sold in the event of any sale under this Deed of Trust. In the case of a sale under this Deed of Trust, the said property, real, personal and mixed, may be sold in one parcel or more than one parcel. Should Collateral Agent desire that more than one such sale or other disposition be conducted, Collateral Agent may, at its option, cause the same to be conducted simultaneously, or successively on the same day, or at such different days or times and in such order as Collateral Agent may deem to be in its best interest. Any person, including Company, Trustee or Collateral Agent, may purchase at the sale. Upon any sale, Trustee shall execute and deliver to the purchaser or purchasers a deed or deeds conveying the property so sold, but without any covenant or warranty whatsoever, express or implied, whereupon such purchaser or purchasers shall be let into immediate possession. Collateral Agent, from time to time before the trustee's sale pursuant to this paragraph, may rescind any notice of breach or default and of election to cause to be sold the Collateral by executing and delivering to Trustee a written notice of such rescission, which notice, shall also constitute a cancellation of any prior declaration of default and demand for sale. The exercise by Collateral Agent of such right of rescission shall not constitute a waiver of any breach or default then existing or subsequently occurring or impair the right of Collateral Agent to execute and deliver to Trustee, as above provided, other declarations of default and demand for sale, and notices of breach or default, the obligations hereof, nor otherwise affect any provision, covenant or condition of the Operative Agreements and/or this Deed of Trust or any of the rights, obligations or remedies of the parties thereunder or hereunder.

          (d) Subject to the terms and conditions of the Intercreditor and Agency Agreement, the Collateral Agent may proceed to protect and enforce its rights by a suit or suits in equity or at law, or for the specific performance of any covenant or agreement contained herein or in the Amended and Restated Note Agreements or the Credit Agreement, or in aid of the execution of any power herein or therein granted, or for the foreclosure of this Deed of Trust, or for the enforcement of any other appropriate legal or equitable remedy. Upon the bringing of any suit to foreclose this Deed of Trust or to enforce any other remedy available hereunder, the plaintiff shall be entitled as a matter of right, without notice and without giving bond to the Company or anyone claiming under, by or through it, and without regard to the solvency or insolvency of the Company or the then value of the premises, to apply to an appropriate court to have a receiver appointed of all the Collateral and of the earnings, income, rents, issues, profits and proceeds thereof, with such power as the court making such appointment shall confer, and the Company does hereby irrevocably consent to such appointment. It is understood and agreed upon by the Company and the Collateral Agent that this Deed of Trust may be foreclosed upon simultaneously in one or more jurisdictions.

          (e) Subject to the terms and conditions of the Intercreditor and Agency Agreement, in case of any sale of the Collateral, or of any part thereof, pursuant to any judgment or decree of any court or otherwise in connection with the enforcement of any of the terms of this Deed of Trust, the Collateral Agent, the Lenders or the Noteholders may bid and become the purchaser, and the purchaser or purchasers, for the purpose of making settlement for or payment of the purchase price, shall be entitled to TURN IN AND use the Notes and ANY claims for interest and premium matured and unpaid thereon, in order that there may be credited as paid on the purchase price the sum apportionable and applicable to the Notes, including principal and interest and premium thereof, out of the net proceeds of such sale after allowing for the proportion of the total purchase price required to be paid in actual cash. If at any foreclosure proceeding the Collateral shall be sold for a sum less than the total amount of indebtedness for which judgment is therein given, the Collateral Agent shall be entitled to the entry of a deficiency decree against the Company and against the property of the Company for the amount of such deficiency.

          (f) Subject to the terms and conditions of the Intercreditor and Agency Agreement, the Collateral Agent shall have any and all rights and remedies (including, without limitation, extra judicial power of sale) provided to a secured party by the Uniform Commercial Code with respect to any and all parts of the Collateral which are and which are deemed to be governed by the Uniform Commercial Code. Without limiting the generality of the foregoing, the Collateral Agent shall, with respect to any part of the Collateral constituting property of the type in respect of which realization on a Lien or security interest granted therein is governed by the Uniform Commercial Code, have all the rights, options and remedies of a secured party under the Uniform Commercial Code, including, without limitation, the right to the possession of any such property, or any part thereof, and the right peaceably to enter without legal process any premises where any such property may be found. Any requirement of said Uniform Commercial Code for reasonable notification shall be met by mailing written notice to the Company at its address set forth in
 SECTION 6.3 hereof at least 30 days prior to the sale or other event for which such notice is required.

          (g) Declare all sums secured by this Deed of Trust to be due and payable without further notice and commence a trustee's sale of the Property, and if the Collateral Agent shall so elect, the sale shall be conducted as follows:

                  (1) The Collateral Agent shall deliver to Trustee a written declaration of default and demand for sale and a written notice of default and election to cause the Mortgaged Property to be sold, which notice Trustee shall cause to be filed for record. Collateral Agent shall also deposit with Trustee this Deed of Trust, the Credit
         Agreement Documents, the Note Documents, and all documents evidencing expenditures secured hereby.

                  (2) After a lapse of such time as may then be required by law following the recordation of said notice of default, and notice of sale having been given as then required by law, Trustee, without demand on the Company, shall sell the Mortgaged Property at the time and place fixed by it in the notice of sale, either as a whole or in separate parcels, and in such order as it may determine, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale. Trustee may postpone the sale of all or any portion of the Mortgaged Property by public announcement at such time and place of sale, and from time to time thereafter may postpone such sale by public announcement at the time fixed by the preceding postponement. Trustee shall deliver to such purchaser its deed conveying the Mortgaged Property so sold, but without any covenant or warranty, express or implied. The recitals in such deed of any matters or facts shall be conclusive proof of the truthfulness thereof.

                  (3) Any person, including the Company, the Trustee, the Collateral Agent, or any of the Noteholders or the Lenders, may purchase at any sale of the Property under this Deed of Trust, and if the Collateral Agent is the highest bidder, may credit the portion of the purchase price that would be distributed to the Collateral Agent against the indebtedness in lieu of paying cash. The proceeds of such sale shall be applied as provided in this Deed of Trust.

          (h) The Collateral Agent shall have any and all rights and remedies provided for in the Intercreditor and Agency Agreement and the Amended and Restated Note Agreements and the Credit Agreement.

                  SECTION 5.3. APPLICATION OF PROCEEDS. The purchase money proceeds and/or avails of any sale of the Collateral, or any part thereof and the proceeds and the avails of any remedy hereunder shall be paid to and applied as follows:

          (a) FIRST, to the payment PRO RATA of costs and expenses of foreclosure or suit, if any, and of such sale, and to the extent permitted by applicable law, the reasonable compensation of the Collateral Agent's agents, attorneys and counsel, and of all proper expenses, liability and advances incurred or made hereunder by the Collateral Agent or such agents, attorneys and counsel, and of all taxes, assessments or liens superior to the Lien of these presents, except any taxes, assessments or other superior Lien subject to which said sale may have been made; and

          (b) SECOND, in accordance with the terms and conditions of the Intercreditor and Agency Agreement.

                  SECTION 5.4. WAIVER OF EXTENSION, APPRAISEMENT AND STAY LAWS. The Company covenants that, upon the occurrence and the continuance of an Event of Default hereunder and the acceleration of the Notes pursuant to SECTION 5.2(A) hereof and to the extent that such rights may then be lawfully waived, it will not at any time thereafter insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, or claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisement of the Collateral or any part thereof prior to any sale or sales thereof to be made pursuant to any provision herein contained, or to the decree, judgment or order of any court of competent jurisdiction or, after confirmation of any such sale or sales claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and hereby expressly waives for itself and on behalf of each and every Person who may claim under it, all benefit and advantage of any such law or laws which would otherwise be available to any such Person in connection with the enforcement of any of the Collateral Agent's remedies hereunder; and covenants that it will not in connection with any such enforcement proceedings invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to the Collateral Agent but will suffer and permit the execution of every such power as though no such law or laws had been made or enacted.

          The Company hereby waives any and all rights of redemption from sale under any order or decree of foreclosure pursuant to rights herein granted, on behalf of the Company, and each and every Person acquiring any interest in, or title to the Collateral described herein subsequent to the date of this Deed of Trust, and on behalf of all other Persons to the extent permitted by applicable law.

          Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all right, title, interest, claim and demand whatsoever, either at law or in equity, of the Company in and to the property sold and shall be a perpetual bar, both at law and in equity, against the Company, its successors and assigns, and against any and all Persons claiming the property sold or any part thereof under, by or through the Company, its successors or assigns.

                  SECTION 5.5. EFFECT OF DISCONTINUANCE OF PROCEEDINGS. IN case the Collateral Agent shall have proceeded to enforce any right under this Deed of Trust by foreclosure, sale, entry or otherwise, and such proceedings shall have been discontinued through written notice to the Company by the Collateral Agent or shall have been determined adversely, then and in every such case the Company and the Collateral Agent shall each be restored to its position and rights hereunder, except with respect to any rights specifically denied in a proceeding which was adversely determined, as they existed immediately prior to the commencement of such proceedings with respect to the property subject to the Lien and first perfected security interest of this Deed of Trust.

                  SECTION 5.6. DELAY OR OMISSION NOT A WAIVER. No delay, failure or omission of the Collateral Agent to exercise any right or power arising from any Event of Default on the part of the Company shall exhaust or impair any such right or power or prevent its exercise during the continuance of such Event of Default. No waiver by the Collateral Agent of any such Event of Default, whether such waiver be full or partial, shall extend to or be taken to affect any subsequent Event of Default, or to impair the rights resulting therefrom, except as may be otherwise provided herein. No right, power or remedy hereunder is intended to be exclusive of any other right, power or remedy but each and every right, power or remedy shall be cumulative and in addition to any and every other right, power or remedy given hereunder or otherwise existing. Nor shall the giving, taking or enforcement OF any other or additional security, collateral or guaranty for the payment of the indebtedness secured under this Deed of Trust operate to prejudice, waive or affect the security of this Deed of Trust or any rights, powers or remedies hereunder; nor shall the Collateral Agent be required to first look to, enforce or exhaust such other or additional security, collateral or guaranties.

                  SECTION 5.7. COSTS AND EXPENSES OF FORECLOSURE. In any suit to foreclose the Lien or first perfected security interest hereon there shall be allowed and included as additional Secured Obligations in the decree for sale all expenditures and expenses which may be paid or incurred by or on behalf of the Collateral Agent and Trustee for reasonable attorney's fees, reasonable appraiser's fees, outlays for documentary and expert evidence, stenographic charges, publication costs and costs (which may be estimated as the items to be expended after the entry of the decree) of procuring all such abstracts of title, title searches and examination, guarantee policies, and similar data and assurances with respect to title as the Collateral Agent and Trustee may deem to be reasonably necessary either to prosecute any foreclosure action or to evidence to the bidder at any sale pursuant thereto the true condition of the title to or the value of the Collateral, all of which expenditures shall become additional Secured Obligations which the Company agrees to pay and all of such shall be immediately due and payable with interest thereon from the date of expenditure until paid at the Advance Overdue Rate.

                  SECTION 5.8. NOTES TO BECOME DUE UPON SALE BY COLLATERAL AGENT. Upon any sale under or by virtue of this Deed of Trust, whether pursuant to foreclosure, power of sale or otherwise, the entire unpaid principal amount of the Notes shall, unless the Collateral Agent shall expressly declare otherwise or if not previously declared due and payable, immediately become due and payable, together with interest accrued thereon and Make Whole Premium and/or fees, if any, and all other indebtedness which this Deed of Trust by its terms secures, anything contrary in this Deed of Trust, the Notes or any other instrument securing the Notes to the contrary notwithstanding.

                  SECTION 5.9. REMEDIES SUBJECT TO APPLICABLE LAW. ALL rights, remedies, and powers provided by this SECTION 5 entitled "Defaults and Remedies Therefor" may be exercised only to the extent that the exercise thereof does not violate any applicable provisions of law, and all of the provisions of this Section are intended to be subject to all applicable mandatory provisions of law which may be controlling and to be limited to the extent necessary so that they will not render this Deed of Trust invalid, unenforceable, or not entitled to be recorded, registered, or filed under the provisions of any applicable law.

SECTION 6 MISCELLANEOUS.

                  SECTION 6.1. SUCCESSORS AND ASSIGNS. Whenever any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all the covenants, premises and agreements in this Deed of Trust contained by or on behalf of the Company, or by or on behalf of the Trustee or the Collateral Agent, shall bind and inure to the benefit of the respective successors and assigns of such parties whether so expressed or not.

                  SECTION 6.2. SEVERABILITY. The unenforceability or invalidity of any provision or provisions of this Deed of Trust shall not render any other provision or provisions herein contained unenforceable or invalid.

                  SECTION 6.3. ADDRESSES FOR NOTICES AND DEMANDS. Any notice or report required by any provision of this Deed of Trust shall be deemed to have been sufficiently given or made if copies thereof are delivered in writing, telexed, telegraphed or telecopied (with a copy of any such communication promptly mailed by registered or certified mail or prepaid overnight air courier), addressed as follows:

          If to the Company:           The Chalone Wine Group, Ltd,
                                       621 Airpark Road
                                       Napa, CA 94558

          If to the Collateral Agent; "Rabobank International", New York Branch,
                                      245 Park Avenue
                                      New York, NY 10167

          If to the Trustee           North American Title Company
                                      3273 Claremont Way, Ste. 101
                                      Napa, CA 94558

 or as to either party at such other address as such party may designate by notice duly given in accordance with this Section to the other party.

                  SECTION 6.4. HEADINGS AND TABLE OF CONTENTS. The headings of the sections of this Deed of Trust and the table of contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

                 SECTION 6.5. RELEASE. This Deed of Trust shall be a continuing agreement in every respect and shall remain in full force and effect until all of the Notes, premium, if any, principal and interest thereon and all other Secured Obligations, shall have been fully paid and satisfied. Simultaneous with the occurrence of the preceding sentence, or otherwise pursuant to the terms and provisions of the Intercreditor and Agency Agreement, the Collateral Agent shall, upon the request and at the expense of the Company, forthwith release all its liens and security interests hereunder by, including but not limited to, the execution of a satisfaction and any other documents or actions required for the release of the Deed of Trust of record.

                 SECTION 6.6. COUNTERPARTS. This Deed of Trust may be executed, acknowledged and delivered in any number of counterparts, each of such counterparts constituting an original but all together only one Deed of Trust.

                 SECTION 6.7. AGENCY. Each holder of the Notes, by its execution and delivery of the Intercreditor and Agency Agreement, appoints and authorizes the Trustee and Collateral Agent to hold the lien of this Deed of Trust on the Collateral for the equal and ratable benefit and security of all holders of the Notes, without preference, priority or distinction of any thereof or any other by reason of difference in time of issuance, sale or delivery of the Notes to such holders. The Collateral Agent shall take such actions in respect of the Collateral (including actions after the occurrence of an Event of Default) as are delegated to the Collateral Agent by the terms of the Intercreditor and Agency Agreement.

                  SECTION 6.8. SUBSTITUTE TRUSTEE. Trustee shall be under no duty to take any action hereunder except as expressly required or by law, or to perform any act which would involve Trustee in any expense or liability or to institute or defend any suit in respect hereof, unless properly indemnified to Trustee's reasonable satisfaction. Trustee, by acceptance of this Deed of Trust, covenants to perform and fulfill the trusts herein created, being liable, however, only for gross negligence or willful misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof, for any services rendered by Trustee in accordance with the terms hereof. Trustee may resign at any time upon giving thirty (30) days' notice to Company and to Collateral Agent. Collateral Agent may in its sole and absolute discretion and with or without cause remove Trustee at any time or from time to time and select a successor trustee. In the event of the death, removal, resignation, refusal to act, or inability to act of Trustee, or in its sole and absolute discretion for any reason whatsoever Collateral Agent may, without notice and without specifying any reason therefor and without applying to any court, select and appoint a successor trustee, by an instrument recorded wherever this Deed of Trust is recorded and all powers rights, duties and authority of Trustee, as aforesaid, shall thereupon become vested in such successor and without conveyance of the Collateral, the successor trustee shall succeed to all the title, powers, and duties conferred upon Trustee herein and by applicable laws as if the successor had been named Trustee at the time this Deed of Trust was recorded. Such substitute trustee shall not be required to give bond for the faithful performance of the duties of Trustee hereunder unless required to do so by Collateral Agent. Company shall pay all costs, fees and expenses incurred by Trustee and Trustee's agents and counsel in connection with the performance by Trustee of Trustee's duties hereunder and all such costs, fees and expenses shall be secured by this Deed of Trust.

                  SECTION 6.9. GOVERNING LAW. This Deed of Trust shall be construed in accordance with and governed by the laws and decisions of the State of California (without regard to any choice of law provisions).

                  SECTION 6.10. TIME. Time shall be of the essence of this Deed of Trust.

                  SECTION 6.11. FUTURE ADVANCES. At all times, this Deed of Trust secures as part of the Secured Obligations the payment of any and all loan commissions, service charges, liquidated damages, attorney's fees, expenses and advances due to or incurred by the Collateral Agent and the Trustee in connection with the Secured Obligations, all in accordance with the Notes, this Deed of Trust, the Amended and Restated Note Agreements, the Credit Agreement the Intercreditor and Agency Agreement and any of the Security Documents, together with such future or additional advances as may be made by the Collateral Agent or the holder hereof, at its exclusive option to the Company or its successors or assigns in title, for any purpose provided hereunder, PROVIDED that all such advances are made within twenty years of the date of this Deed of Trust.

                 SECTION 6.12. WAIVER OF JURY TRIAL. The Company and the Collateral Agent hereby knowingly, voluntarily and intentionally waive the right to trial by jury in respect of any litigation based hereon, arising out of, under or in connection with this Deed of Trust or any other Security Document contemplated to be executed in connection herewith, or any course of conduct, course of dealings, statements (whether verbal or written) or acts of either party, or any exercise of any party of their respective rights under this Deed of Trust or any such Security Document. The Company hereby acknowledges that this waiver of jury trial is a material inducement to the Noteholders in extending credit to the Company, that the Noteholders would not have extended credit without this waiver of jury trial and that the Company has had an opportunity to consult with an attorney in connection with this waiver of jury trial and understands the legal effect of this waiver.

                 SECTION 6.13. SPECIAL CALIFORNIA PROVISIONS. The terms, conditions and provisions of this Section 6.13, if any, shall apply solely to the portion of the security herein described which is located in California and shall govern, control and take precedence with respect to such portion of the security:

                  (a) The provisions of this Deed of Trust shall remain in full force and effect notwithstanding (i) any release of Company from any liability with respect to the Secured Obligations; or (ii) any release or subordination of any real or personal property now or hereafter held by Collateral Agent as security for the performance of the Secured Obligations;

                  (b) Company hereby waives all rights and defenses that Company may have because any of Company's debt is secured by real property. This means, among other things: (i) Collateral Agent may collect from Company without first foreclosing on any real or personal property collateral pledged by Company; and
 (ii) if Collateral Agent forecloses on any real property collateral pledged by Company (A) the amount of debt may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price, and (B) Collateral Agent may COLLECT FROM COMPANY even if Collateral Agent, by foreclosing on the real property collateral, has destroyed any right Company may have to collect from any other party. This is an unconditional and irrevocable waiver of any rights and defenses Company may have because Company's debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon
 Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure.

                  (c) In the case of a power of sale foreclosure under this Deed of Trust or any other deed of trust entered into by the parties as security for the Secured Obligations, the fair market value of the real property collateral shall be conclusively deemed to be the amount of the successful bid at the foreclosure sale. Company waives any rights or benefits it may now or hereafter have to a fair value hearing under Section 580a of the California Code of Civil Procedure. Collateral Agent shall have absolutely no obligation to make a bid at any foreclosure sale, but rather may make no bid or bid any amount which Collateral Agent, in its sole discretion, deems appropriate.

                 (d) Company  warrants and  represents to Collateral  Agent that
(i) it now has or will continue to have full and complete access to any and all information concerning the transactions contemplated by the Operative Agreements referred to therein, the value of the assets owned or to be acquired by any Subsidiary Guarantor under the Operative Agreements, their financial status and their respective ability to pay and perform their respective obligations under the Operative Agreements; and (ii) Company has reviewed and approved copies of the Operative Agreements and is fully informed of the remedies Collateral Agent may pursue, with or without notice to Company, in the event of default under the Operative Agreements. Company shall keep fully informed as to all aspects of the financial condition of any Subsidiary Guarantor under the Operative Agreements and the performance of their respective obligations under the Operative Agreements.

                  (e) Company agrees that Collateral Agent may exercise any right or remedy hereunder or under any of the Operative Agreements without the necessity of resorting to or exhausting any security or collateral conveyed or assigned by Company or any of the Subsidiary Guarantors under the Operative Agreements or any guarantor of any of the Secured Obligations. Company hereby waives any right it may now or hereafter have to require Collateral Agent to proceed against any Subsidiary Guarantor under the Operative Agreements, to proceed against any guarantor of any of the Secured Obligations, to foreclose any lien on any real or personal property collateral conveyed or assigned to Collateral Agent by Company or any Subsidiary

 Guarantor under the Operative Agreements, to exercise any right or remedy under the Operative Agreements, to draw upon any letter of credit issued in connection with any of the Secured Obligations, or to pursue any other remedy or to enforce any other right under the Operative Agreements.

                  (f) Company and Collateral Agent intend that the relationship created hereunder be solely that of "debtor" and "creditor". Nothing herein is intended to create a joint venture, partnership, tenancy- in-common, or joint tenancy relationship between Company and Collateral Agent nor to grant Collateral Agent any interest in the Collateral other than that of beneficiary, secured party or lender. '

                  (g) This Deed of Trust may not be modified, amended, discharged or waived in whole or in part except by an agreement in writing signed by Company and Collateral Agent. The covenants of this Deed of Trust shall RUN WITH THE LAND AND SHALL BIND COMPANY and the heirs, distributees, personal representatives, successors and assigns of Company and all present and subsequent encumbrancers, lessees and sublessees of any of the Collateral and shall inure to the benefit of Collateral Agent and its respective successors, assigns and endorsees.

                  (h) Whenever possible, each provision of this Deed of Trust shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Deed of Trust shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remaining provisions of this Deed of Trust. Nothing in this Deed of Trust or in any other Operative Agreements shall require Company to pay, or Collateral Agent to accept, interest in an amount which would subject Collateral Agent to penalty under applicable law. In the event that the payment of any interest due hereunder or under any of the other Operative Agreements or a payment which is deemed interest, exceeds the maximum amount payable as interest under the applicable usury laws, such excess amount shall be applied to the reduction of the Indebtedness, and upon payment in full of the Indebtedness, shall be applied to the performance of the Obligations, and upon performance in full of the Obligations, shall be deemed to be a payment made by mistake and shall be refunded to Company.

                  (i) Any consent or approval by Collateral Agent in any single instance shall not be deemed or construed to be Collateral Agent's consent or approval in any like matter arising at a subsequent date, and the failure of Collateral Agent to promptly exercise any right, power, remedy, consent or approval provided herein or at law or in equity shall not constitute or be construed as a waiver of the same nor shall Collateral Agent be stopped from exercising such right, power, remedy, consent or approval at a later date. Any consent or approval requested of and granted by Collateral Agent pursuant hereto shall be narrowly construed to be applicable only to Company and the matter identified in such consent or approval and no third party shall claim any benefit by reason thereof, other than the party to whom such consent or approval was given or reasonably intended to benefit, and any such consent or approval shall not be deemed to constitute Collateral Agent a venturer or partner with Company nor shall privity of contract be presumed to have been established with any such third party.

                  It is the desire and intention of the parties hereto that this Deed of Trust and the lien hereof do not merge in fee simple title to the Collateral. It is hereby understood and agreed that should Collateral Agent acquire any additional or other interests in or to the Collateral or the ownership thereof, then, unless a contrary intent is manifested by Collateral Agent as evidenced by an appropriate document duly recorded, this Deed of Trust and the lien hereof shall not merge in such other or additional interests in or to the Collateral, toward the end that this Deed of Trust may be foreclosed as if owned by a stranger to said other or additional interests.

                  (j) By accepting delivery of any item required to be observed, performed or fulfilled or to be given to Collateral Agent pursuant to this Deed of Trust and the other Operative Agreements, including, but not limited to, any officer's certificate, balance sheet, statement of profit and loss or other financial statement, survey, appraisal or insurance policy, Collateral Agent shall not be deemed to have warranted, consented to, or affirmed the sufficiency, legality, effectiveness or legal effect of the same, or of any term, provision or condition thereof, and such acceptance of delivery thereof shall not be or constitute any warranty, consent or affirmation with respect thereto by Collateral Agent.

                  (k) The parties hereto agree that each of them, upon the request of the other party, shall execute and deliver such further documents, instruments or agreements and shall take such further action that may be necessary or appropriate to effectuate the purposes of this Deed of Trust or that may be necessary or appropriate to comply with the requirements of the Uniform Commercial Code.

                  COMPANY PLEASE NOTE: UPON THE OCCURRENCE OF A DEFAULT, CALIFORNIA PROCEDURE PERMITS THE TRUSTEE TO SELL THE COLLATERAL AT A SALE HELD WITHOUT SUPERVISION BY ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW. UNLESS YOU PROVIDE AN ADDRESS FOR THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO NOTICE OF THE COMMENCEMENT OF SALE PROCEEDINGS. BY EXECUTION OF THIS DEED OF TRUST, YOU CONSENT TO SUCH PROCEDURE. COLLATERAL AGENT URGES YOU TO GIVE PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE PROMPTLY ANY NOTICE GIVEN PURSUANT TO THIS DEED OF TRUST.

         IN WITNESS WHEREOF, the Company has caused this Deed of Trust to be executed in its behalf by its President as of the day and year first above written.

                                          THE CHALONE WINE GROUP, LTD.





                                          BY:      ________________________
                                                   THOMAS B. SELFRIDGE,
                                                   PRESIDENT AND CEO




                                          Address: 621 Airpark Road
                                                   Napa, California 94558
                                                   Taxpayer Identification No.:
                                                   84-1537575
Deed of Trust Monterey County

                         CERTIFICATE OF ACKNOWLEDGMENT


State of California

County of San Francisco

On April 12, 2002, before me, Kimberly A. Clark, personally appeared Thomas B. Selfridge,


 [     ] personally known to me, OR [XX] proved   to  me   on   the   basis   of
                                         satisfactory   evidence   to   be   the
 KIMBERLY A. CLARK                       person(s)    whose    name(s)    is/are
 COMM. #1238162                          subscribed to the within instrument and
 NOTARY PUBLIC-CALIFORNIA                acknowledged  to  me  that  he/she/they
 City & County of San Francisco          executed  the  same  in   his/her/their
 COMM. EXP. OCT, 16, 2003                authorized  capacity(ies),  and that by
                                         his/her/their   signature(s)   on   the
                                         instrument the person(s), or the entity
                                         upon  behalf  of  which  the  person(s)
                                         acted, executed the instrument.

                                         WITNESS my hand and official seal

                                         Signature _____________________________

                                                       MONTEREY, CA CHALONE WINE

                                     AMENDED
                                LEGAL DESCRIPTION
PARCEL I
________

PARCEL "A" IN THE COUNTY OF MONTEREY, STATE OF CALIFORNIA, ACCORDING TO THE MAP FILED FOR RECORD ON SEPTEMBER 16, 1987 IN VOLUME 15 OF SURVEY, AT PAGE 48, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM A 14 FOOT STRIP OF LAND LEADING TO THE N. 1/2 OF THE N. 1/2 OF SEC. 17, T17, S., R7E MDM, FROM THE STONEWALL CANYON ROAD LOCATED IN THE SE 1/4 OF THE SE 1/4 OF SECTION 8, TOWNSHIP 17, SOUTH, RANGE 7 EAST MDM, THENCE SOUTHERLY ACROSS THE SAID SE 1/4 OF
THE SE 1/4 OF SECTION 8 AND ADJACENT TO THE WESTERNMOST BOUNDARY OF THE SAID SE 1/4 OF THE SE 1/4 OF SECTION 8 FOR APPROXIMATELY ONE QUARTER MILE, GRANTED TO JON A. BROSSEAU AND JANET A. BROSSEAU, HUSBAND AND WIFE, RECORDED OCTOBER 6, 1978 ON REEL 1280, OFFICIAL RECORDS, PAGE 875.

APN: 417-181-053

PARCEL II
_________

THE SOUTHEAST QUARTER OF SECTION 7 IN TOWNSHIP 17 SOUTH, RANGE 7 EAST, MOUNT DIABLO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM THAT REAL PROPERTY DESCRIBED IN THAT DEED TO MACWOOD COMPANY OF CALIFORNIA, A GENERAL PARTNERSHIP, RECORDED NOVEMBER 8, 1973 IN REEL 879, PAGE 623, OFFICIAL RECORDS, MONTEREY COUNTY, CALIFORNIA.

ALSO EXCEPTING THEREFROM THAT REAL PROPERTY DESCRIBED IN THAT DEED TO PETER WATSON-GRAFF, ET UX, RECORDED APRIL 8, 1975 IN REEL 972, PAGE 169, OFFICIAL RECORDS, MONTEREY COUNTY, CALIFORNIA.

APN: 417-201-001

PARCEL III
__________

THE NORTHWEST QUARTER OF SECTION 8, TOWNSHIP 17 SOUTH, RANGE 7 EAST, MOUNT DIABLO BASE AND MERIDIAN IN THE COUNTY OF MONTEREY, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

APN: 417-181-029
                                       -1-

                                                                    MONTEREY,CA
                                                                    CHALONE WINE

PARCEL IV
_________

THE WEST HALF OF THE EAST HALF OF SECTION 8, TOWNSHIP 17 SOUTH, RANGE 7 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF MONTEREY, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

APN:     417-181-030
         417-181-036

PARCEL V
________

THE EAST HALF OF THE SOUTHWEST QUARTER AND THE SOUTH HALF OF THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER AND THE NORTH HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 8, TOWNSHIP 17 SOUTH, RANGE 7 EAST, MOUNT DIABLO BASE AND MERIDIAN, IN THE COUNTY OF MONTEREY, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

 APN: 417-181-052

 PARCEL VI
__________

PARCEL "1", AS SHOWN ON THAT CERTAIN PARCEL MAP FILED SEPTEMBER 29, 1974 IN VOLUME 7 OF PARCEL MAPS, AT PAGE 54, OFFICIAL RECORDS OF MONTEREY
COUNTY, LOCATED IN THE SOUTHEAST QUARTER OF SECTION 7, TOWNSHIP 17 SOUTH, RANGE 7 EAST, M.D.M.

APN: 417-201-002

PARCEL VII
__________

AN EASEMENT FOR ACCESS TO THE DESCRIBED PREMISES, AND APPURTENANT THERETO, CONSISTENT WITH THE PRESENT USE, OVER A PRIVATE RIGHT-OF-WAY 30 FEET IN WIDTH AND 272 FEET IN LENGTH, MORE OR LESS, LYING ALONG THE NORTHEASTERLY BOUNDARY OF SAID PARCEL IV ABOVE, AND ALSO AS SHOWN ON THE AFORESAID PARCEL MAP.

                        FORM OF ENVIRONMENTAL INDEMNITY

         This ENVIRONMENTAL INDEMNITY (this "INDEMNITY") is entered into as of April 19, 2002, by THE CHALONE WINE GROUP, LTD. (the "COMPANY"), EDNA VALLEY VINEYARD ("EDNA"), CANOE RIDGE VINEYARD, L.L.C. ("CANOE LLC"), SHW EQUITY CO. ("SHW"), STATON HILLS WINERY COMPANY LIMITED ("STATON") and CANOE RIDGE WINERY, INC. ("CANOE WINERY") (each an "INDEMNITOR" and, collectively, the "INDEMNITORS") to and for the benefit of each of the Purchasers named in Schedule A to the Note Purchase Agreement.

The Purchasers and the Company are parties to that certain Amended and Restated Note Purchase Agreement dated as of April 19, 2002 (as amended, restated, modified, supplemented, renewed or extended from time to time, the "NOTE PURCHASE AGREEMENT"). Edna, Canoe LLC and SHW, are each parties to separate Amended and Restated Guaranty Agreements dated as of April 19, 2002 ("AMENDED AND RESTATED GUARANTEES") and Canoe Winery and Staton are each parties to separate Guaranty Agreements dated as of April 19, 2002 ("ORIGINAL GUARANTEES" and together with the Amended and Restated Guarantees, the "GUARANTEES"), in favor of the Purchasers pursuant to which they have guaranteed the payment and performance of the Company's obligations under and in connection with the Note Purchase Agreement as provided in such Guarantees.

The obligations of the Company and the Guarantors under the Note Purchase Agreement, the Guarantees and the other Loan Documents are secured by, among other things, certain deeds of trust and mortgages covering the premises described on EXHIBIT A hereto and the improvements now or hereafter existing thereon (such premises and improvements, the "PROPERTY").

It is a condition precedent to the borrowings and issuances of Notes under the Note Purchase Agreement that the Indemnitors indemnify the Purchasers as set forth herein. This Indemnity is secured by the personal property Collateral covered by the Collateral Documents, but not by the Property.

         NOW, THEREFORE, in consideration of the foregoing and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Indemnitor agrees as follows:

DEFINITIONS.

"ENVIRONMENTAL LAWS" means all federal, state and local environmental, health or safety laws, regulations, ordinances, standards, policies, requirements, rulings, judgments, and rules of common law (including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. ss.9601 ET SEQ., the Hazardous Materials Transportation Act, 49 U.S.C.ss.1802, ET SEQ., The


                                   EXHIBIT B
                        (to the Note Purchase Agreement)

Resource Conservation and Recovery Act, 42 U.S.C.ss.6901 ET SEQ., the Toxic Substance Control Act of 1976, as amended, 15 U.S.C.ss.2601 ET SEQ., the Clean Water Act, 33 U.S.C.ss.466 et seq., as amended, and the Clean Air Act, 42 U.S.C.ss.7401 ET SEQ.).

"HAZARDOUS SUBSTANCES" means any toxic or hazardous wastes, pollutants or substances, including, without limitation, asbestos, PCBs, petroleum products and by-products, substances defined or listed as "hazardous substances" or "toxic substances" or similarly identified in or pursuant to any Environmental Laws and any hazardous or toxic substance or pollutant regulated under any other applicable federal, state or local laws.

Capitalized terms used herein (including in the preamble and recitals of this Indemnity) and not otherwise defined herein shall have the meanings ascribed to such terms in the Note Purchase Agreement.

INDEMNIFICATION. The Indemnitors, jointly and severally, hereby agree to indemnify and hold the Purchasers harmless from and against, and shall reimburse the Purchasers for, any and all loss, claim, liability, damage, injunctive relief, injuries to person, property, collateral or natural resources, cost, expense (including, without limitation, reasonable fees and allocated costs of internal and external counsel, expert witnesses and other professionals or experts advising the Purchasers), action or cause of action, arising in connection with the release or presence of any Hazardous Substance at or on any or all of the Property, whether foreseeable or unforeseeable, regardless of the source of such release or when such release occurred or such presence is discovered. The foregoing indemnity includes, without limitation, (a) all costs in law or in equity of removal, remediation of any kind, and disposal of such Hazardous Substances, (b) all cost of determining whether any or all of the Property is in compliance, and causing any or all of the Property to be in compliance, with all applicable Environmental Laws, (c) all costs associated with claims for damages to persons, property, or natural resources, and (d) each Purchaser's reasonable attorneys' fees (including the allocated costs of internal legal counsel) and consultants' fees and court costs.

SECURITY. This Indemnity is secured by the personal property Collateral covered by the Collateral Documents, but not by the Property. The obligations of the Indemnitors under this Indemnity shall survive the foreclosure of any Deed of Trust and satisfaction of the other Obligations, and shall be independent of any other Obligations. The rights of the Purchasers under this Indemnity shall be in addition to any other rights and remedies of the Purchasers under any Guaranty, the Note Purchase Agreement or any other Loan Document or at law or equity. Notwithstanding any other provision of this Indemnity or any other instrument or agreement to the contrary, the Purchasers shall at all times have the maximum rights and remedies available at any time under any applicable law or equitable principal of any state (including, without limitation, under Chapter 70.105D of the Revised Code of Washington, or any other similar laws or equitable principals of any state).

SURVIVAL. If any Purchaser takes title to any or all of the Property through foreclosure or deed in lieu of foreclosure of any or all of the Deeds of Trust, this Indemnity shall not apply to any loss or costs incurred by any Purchaser as a direct result of affirmative actions of any Purchaser as owner and operator of any or all such Property after Purchaser has acquired title to any or all such Property, which actions are the sole and direct cause of damage resulting from the introduction and initial release of a Hazardous Substance at any or all such Property; provided, however, this Indemnity shall otherwise remain in full force and effect, including, without limitation, (a) with respect to Hazardous Substances which are discovered at any or all of the Property by any Purchaser or any other Person after the date any Purchaser acquires title to any or all such Property, but which were not actually introduced at any or all such Property by any Purchaser, and (b) with respect to the continuing migration or release of any Hazardous Substance previously introduced at any or all of the Property. This Indemnity is intended to be operable under 42 U.S.C. ss.9607(e)(1) and any successor section thereof.

INTEREST. Any amount claimed hereunder by the Purchasers and not paid by the Indemnitors within thirty (30) days after written demand from any Purchaser with an explanation of the amounts claimed, shall bear interest at a rate per annum equal to the highest interest rate set forth in the Note Purchase Agreement.

SUCCESSORS AND ASSIGNS. This Indemnity shall inure to the benefit of each of the Purchasers and each Purchaser's successors and assigns, and shall be binding upon each Indemnitor's successors and assigns, provided that no Indemnitor may assign its obligations under this Indemnity without the prior written consent of the Purchasers.

NO WAIVER; CONSENTS. Each waiver hereunder by the Purchasers must be in writing and signed by the Purchasers, and no waiver shall be construed as a continuing waiver. No waiver shall be implied from any delay or failure by the Purchasers to take action on account of any default of any Indemnitor. Consent by the Purchasers to any act or omission by any Indemnitor shall not be construed as a consent to any other or subsequent act or omission or as a waiver of the requirement for the Purchasers' consent to be obtained in any future or other instance.

GOVERNING LAW. This Indemnity shall be governed and construed in accordance with the laws of the State of New York.

JOINT AND SEVERAL OBLIGATIONS. If this Indemnity is executed by more than one person or entity, the liability of the undersigned hereunder shall be joint and several.

COSTS, EXPENSES AND ATTORNEYS' FEES. The Indemnitors agree to reimburse the Purchasers for all reasonable costs, out-of-pocket expenses and attorneys' fees (including the allocated costs of internal legal counsel) expended or incurred by each Purchaser in preparation of or enforcing (or attempted enforcement of) this Indemnity, in actions for declaratory relief in any way related to this Indemnity, or in collecting any sum which becomes due from an Indemnitor to the Purchasers under this Indemnity.

NOTICES. Any notices, requests or responses to be made or to be given pursuant to the terms of this Indemnity shall be made in accordance with the Note Purchase Agreement.

SEVERABILITY. Whenever possible, each provision of this Indemnity shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Indemnity shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Indemnity or the validity or effectiveness of such provision in any other jurisdiction.

COUNTERPARTS. This Indemnity may be executed in two or more counterparts, and by different parties on separate counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one agreement.


               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, this Indemnity is executed as of the day and year first above written.

                                 THE CHALONE WINE GROUP, LTD.


                                 By:_______________________________________

                                 Name:_____________________________________

                                 Title:____________________________________



                                 EDNA VALLEY VINEYARD


                                 By:_______________________________________

                                 Name:_____________________________________

                                 Title:____________________________________


                                 CANOE RIDGE VINEYARD, L.L.C.



                                 By:_______________________________________

                                 Name:_____________________________________

                                 Title:____________________________________


                                 SHW EQUITY CO.


                                 By:_______________________________________

                                 Name:_____________________________________

                                 Title:____________________________________

                                 CANOE RIDGE WINERY, INC.



                                 By:_______________________________________

                                 Name:_____________________________________

                                 Title:____________________________________


                                 STATON HILLS WINERY COMPANY LIMITED



                                 By:_______________________________________

                                 Name:_____________________________________

                                 Title:____________________________________


                                 FARM CREDIT SERVICES OF AMERICA, PCA



                                 By:_______________________________________

                                 Name:_____________________________________

                                 Title:____________________________________


                                 AgSTAR FINANCIAL SERVICES, PCA
                                 D/B/A FARM CREDIT SERVICES
                                 COMMERCIAL FINANCE GROUP



                                 By:_______________________________________

                                 Name:_____________________________________

                                 Title:____________________________________

                FORM OF PATENT AND TRADEMARK SECURITY AGREEMENT

                                 See attached.








                                   EXHIBIT C
                          (to Note Purchase Agreement)

                    PATENT AND TRADEMARK SECURITY AGREEMENT

         THIS PATENT AND TRADEMARK SECURITY AGREEMENT (this "Agreement"), dated as of April 19, 2002, is made between The Chalone Wine Group, Ltd., a California corporation (the "Borrower"), Canoe Ridge Vineyard, L.L.C., a Washington limited liability company, SHW Equity Co., a Washington corporation, and Staton Hills Winery Company Limited, a Washington corporation, Canoe Ridge Winery, Inc., a Washington corporation (each a "Grantor" and together with the Borrower, the "Grantors"), and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch ("Rabobank"), as collateral agent for the Agent, the Lenders and the Noteholders referred to below (in such capacity, the "Collateral Agent").

         The Borrower, certain lenders and Rabobank, as issuer of letters of credit (in such capacity, the "Issuing Lender"), as swingline lender (in such capacity, the "Swingline Lender") and as administrative agent (in such capacity, the "Agent"), are parties to a Credit Agreement dated as of April 19, 2002 (as amended, restated, modified, supplemented, renewed or extended from time to time, the "Credit Agreement") pursuant to which the Lenders have made available to the Borrower a revolving credit facility and term loan facility, as provided therein.

         The Borrower and certain noteholders are parties to an Amended and Restated Note Purchase Agreement dated as of April 19, 2002 (as amended, restated, modified, supplemented, renewed or extended from time to time, the "Note Agreement") pursuant to which the Borrower and such noteholders have amended and restated the $30,000,000 aggregate principal amount of the Borrower's Senior Guaranteed Notes, Series A, B and C, Due September 15, 2010 originally issued and sold to such noteholders on September 15, 2000 (collectively, the "Private Placement Notes"), as provided therein.

         The Grantors have also entered into a Security Agreement dated as of April 19, 2002 (as amended, restated, modified, supplemented, renewed or extended from time to time, the "Security Agreement") pursuant to which each Grantor has granted a security interest in substantially all of its personal property in favor of the Collateral Agent, for itself and for the benefit of the Agent, the Lenders and the Noteholders.

         It is a condition precedent to the borrowings and the issuance of letters of credit under the Credit Agreement and the amendment and restatement of the Private Placement Notes as provided in the Note Agreement that each Grantor enter into this Agreement and grant to the Collateral Agent, for itself and for the ratable benefit of the Agent, the Lenders and the Noteholders, the security interests hereinafter provided to secure the obligations of the Grantors as described below.

         The Collateral Agent, the Agent, the Lenders, the Noteholders, the Grantors and certain of their affiliates have entered into an Intercreditor and Collateral Agency Agreement dated as of April 19, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement") pursuant to which, among other things, the Lenders and Noteholders have agreed (i) to the appointment of Rabobank as Collateral Agent and (ii) to the relative priority of their security interests in the Collateral and the manner and order in which certain rights and remedies of the Lenders and Noteholders may be exercised, all as provided therein.

         Accordingly,  the  parties  hereto  agree as  follows:

         SECTION 1      DEFINITIONS; INTERPRETATION.

         (a) TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used in this Agreement (including in the preamble and recitals of this Agreement) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         (b) CERTAIN DEFINED TERMS. As used in this Agreement, the following terms shall have the following meanings:

         "COLLATERAL" has the meaning set forth in Section 2.

         "CREDIT FACILITY SECURED OBLIGATIONS" means the indebtedness, liabilities and other obligations of the Grantors to the Collateral Agent, the Agent and the Lenders under or in connection with the Credit Agreement, the Revolving Notes, the Term Notes, the Guaranties, the Letters of Credit and the other Loan Documents, including all unpaid principal of the Loans, all unpaid drawings under Letters of Credit, all interest accrued thereon, all fees due under the Credit Agreement and the other Loan Documents and all other amounts payable by any Grantor to the Collateral Agent, the Agent and the Lenders thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

         "LENDERS" means the lenders from time to time party to the Credit Agreement as "Lenders". References to the Lenders shall include references to Rabobank in its capacity as the Issuing Lender and the Swingline Lender; for purposes of clarification only, to the extent that Rabobank may have any rights or obligations in addition to those of the Lenders due to its status as the Issuing Lender or the Swingline Lender, its status as such will be specifically referenced.

         "NOTEHOLDERS" means the noteholders from time to time holding one or more of the Private Placement Notes and in whose name such Private Placement Note(s) are registered in the register maintained by the Borrower pursuant to the Note Agreement.

         "PRIVATE PLACEMENT SECURED OBLIGATIONS" means the indebtedness, liabilities and other obligations of the Grantors to the Collateral Agent and the Noteholders under or in connection with the Note Agreement, the Private Placement Notes, the Subsidiary Guarantee Agreement (as defined in the Note Agreement) and the other Loan Documents (as defined in the Note Agreement), including all unpaid principal of the Private Placement Notes, all interest accrued thereon, all fees due under the Note Agreement and the other Loan Documents (as so defined) and all other amounts payable by any Grantor to the Collateral Agent and the Noteholders thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

         "PTO" means the United States Patent and Trademark Office.

                                       2.

         "SECURED OBLIGATIONS" means the Credit Facility Secured Obligations and the Private Placement Secured Obligations.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York.

         (c) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

         (d)    INTERPRETATION. The rules of interpretation set forth in Section
1.03 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

         SECTION 2 SECURITY INTEREST.

         (a) GRANT OF SECURITY INTEREST. As security for the payment and performance of the Secured Obligations, each Grantor hereby assigns, transfers and conveys to the Collateral Agent, and grants a security interest in and mortgage to the Collateral Agent, for itself and on behalf of and for the ratable benefit of the Agent, the Noteholders and the Lenders, all of the Grantor's right, title and interest in, to and under the following property, in each case whether now or hereafter existing or arising or in which such Grantor now has or hereafter owns, acquires or develops an interest and wherever located (collectively, the "Collateral"):

         (i) all patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including, without limitation, such patents and patent applications as described in SCHEDULE A), all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof;

         (ii) all state (including common law),federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including, without limitation, such marks, names and applications as described in SCHEDULE
B), whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof;

         (iii) the entire goodwill of or associated with the businesses now or hereafter conducted by each Grantor connected with and symbolized by any of the aforementioned properties and assets;

         (iv) all commercial tort claims associated with or arising out of any of the aforementioned properties and assets;

         (v) all accounts, all intangible intellectual or other similar property and other general intangibles associated with or arising out of any of the aforementioned properties and

                                       3.

assets and not otherwise described above, including all license payments and payments under insurance (whether or not the Collateral Agent is the loss payee thereof) or any indemnity, warranty or guaranty payable by reason of loss or damage to or otherwise with respect to the foregoing Collateral; and

         (vi) all products, proceeds and supporting obligations of or with respect to any and all of the foregoing Collateral.

         (b) CONTINUING SECURITY INTEREST. Each Grantor agrees that this Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 20.

         SECTION 3 SUPPLEMENT TO SECURITY AGREEMENT. The terms and provisions of this Agreement are intended as a supplement to the terms and provisions of the Security Agreement. Each Grantor acknowledges that the rights and remedies of the Collateral Agent with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement and the other Loan Documents and all such rights and remedies are cumulative.

         SECTION 4 REPRESENTATIONS AND WARRANTIES. Each Grantor represents and warrants to the Agent, the Noteholders, each Lender and the Collateral Agent that:

         (a)    PATENTS.   A  true  and  correct list  of  all  of  the existing
Collateral consisting of U.S. patents and patent applications and/or registrations owned by the Grantor, in whole or in part, is set forth in SCHEDULE A.

         (b) TRADEMARKS. A true and correct list of all of the existing Collateral consisting of U.S. trademarks, trademark registrations and/or applications owned by such Grantor, in whole or in part, is set forth in SCHEDULE B.

         SECTION 5 FURTHER ACTS. On a continuing basis, each Grantor shall make, execute, acknowledge and deliver, and file and record in the proper filing and recording places, all such instruments and documents, and take all such action as may be necessary or advisable or may be requested by the Collateral Agent to carry out the intent and purposes of this Agreement, or for assuring, confirming or protecting the grant or perfection of the security interest granted or purported to be granted hereby, to ensure such Grantor's compliance with this Agreement or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to the Collateral, including any documents for filing with the PTO and/or any applicable state office. The Collateral Agent may record this Agreement, an abstract thereof, or any other document describing the Collateral Agent's interest in the Collateral with the PTO, at the expense of the Grantors.

         SECTION 6 FUTURE RIGHTS. Except as otherwise expressly agreed to in writing by the Collateral Agent, if and when any Grantor shall obtain rights to any new patentable inventions or any new trademarks, or become entitled to the benefit of any of the foregoing, or obtain rights or benefits with respect to any reissue, division, continuation, renewal, extension or continuation-in-part of any patents or trademarks, or any improvement of any patent, the provisions of Section 2 shall automatically apply thereto and such Grantor shall give to the

                                       4.

Collateral Agent prompt notice thereof. Each Grantor shall do all things deemed necessary or advisable by the Collateral Agent to ensure the validity, perfection, priority and enforceability of the security interests of the Collateral Agent in such future acquired Collateral. Each Grantor hereby authorizes the Collateral Agent to modify, amend, or supplement the Schedules hereto and to reexecute this Agreement from time to time on such Grantor's behalf and as its attorneyin- fact to include any such future Collateral and to cause such reexecuted Agreement or such modified, amended or supplemented Schedules to be filed with the PTO.

         SECTION 7 COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. The Collateral Agent shall have the right to, in the name of each Grantor, or in the name of the Collateral Agent or otherwise, without notice to or assent by any Grantor, and each Grantor hereby constitutes and appoints the Collateral Agent (and any of the Collateral Agent's officers or employees or agents designated by the Collateral Agent) as its true and lawful attorney-in-fact, with full power and authority, and hereby authorizes the Collateral Agent: (i) to sign and file in the name of such Grantor any financing statement (with or without such Grantor's signature) or other instrument and any modification, supplement or amendment to this Agreement (including any described in Section 6), and to sign the name of such Grantor on all or any of such documents or instruments and perform all other acts that the Collateral Agent deems necessary or advisable in order to perfect or continue perfected, maintain the priority or enforceability of or provide notice of the Collateral Agent's security interest in, the Collateral; and (ii) to execute any and all other documents and instruments, and to perform any and all acts and things for and on behalf of such Grantor, which the Collateral Agent may deem necessary or advisable to maintain, preserve and protect the Collateral and to accomplish the purposes of this Agreement, including (A) to defend, settle, adjust or institute any action, suit or proceeding with respect to the Collateral, (B) to assert or retain any rights under any license agreement for any of the Collateral, including any rights of such Grantor arising under Section 365(n) of the Bankruptcy Code, and, (C) after the occurrence and during the continuance of any Event of Default, to execute any and all applications, documents, papers and instruments for the Collateral Agent to use the Collateral, to grant or issue any exclusive or non-exclusive license with respect to any Collateral, and to assign, convey or otherwise transfer title in or dispose of the Collateral; provided, however, that in no event shall the Collateral Agent have the unilateral power, prior to the occurrence of an Event of Default, to assign any of the Collateral to any Person, including itself, without the Grantor's written consent. The foregoing power of attorney is coupled with an interest and irrevocable so long as the Lenders have any Commitments or the Secured Obligations have not been paid and performed in full. Each Grantor hereby ratifies, to the extent permitted by law, all that the Collateral Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

         SECTION 8 COLLATERAL AGENT PERFORMANCE OF GRANTOR OBLIGATIONS. The Collateral Agent may perform or pay any obligation which any Grantor has agreed to perform or pay under or in connection with this Agreement, and the Grantor shall reimburse the Collateral Agent on demand for any amounts paid by the Collateral Agent pursuant to this Section 8.

         SECTION 9 COLLATERAL AGENT'S DUTIES. Notwithstanding any provision contained in this Agreement, the Collateral Agent shall have no duty to exercise any of the rights, privileges or powers afforded to it and shall not be responsible to any Grantor or any other Person for any failure to do so or delay in doing so. Except for and the accounting for moneys

                                       5.

actually received by the Collateral Agent hereunder, the Collateral Agent shall have no duty or liability to exercise or preserve any rights, privileges or powers pertaining to the Collateral.

         SECTION 10 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, the Collateral Agent shall have, in addition to all other rights and remedies granted to it in this Agreement, the Credit Agreement or any other Loan Document, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, each Grantor agrees that the Collateral Agent shall at all times have such royalty free licenses, to the extent permitted by law, for any Collateral that is reasonably necessary to permit the exercise of any of the Agent's or the Collateral Agent's rights or remedies upon or after the occurrence of an Event of Default. In addition to and without limiting any of the foregoing, upon the occurrence and during the continuance of an Event of Default, the Collateral Agent shall have the right but shall in no way be obligated to bring suit, or to take such other action as the Collateral Agent deems necessary or advisable, in the name of any Grantor or the Collateral Agent, to enforce or protect any Collateral, and any license thereunder, in which event the Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement.

         SECTION 11 NOTICES. All notices and other communications provided for hereunder shall be given as provided in Section 13.02 of the Credit Agreement.

         SECTION 12 NO WAIVER; CUMULATIVE REMEDIES. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Agent.

         SECTION 13 BINDING EFFECT. This Agreement shall be binding upon, and shall inure to the benefit of and be enforceable by, the Collateral Agent, the Agent, the Lenders, the Noteholders and the Grantors and their respective successors and assigns and shall bind any Person who becomes bound as a debtor to this Agreement.

         SECTION 14 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN NEW YORK.

         SECTION 15 ENTIRE AGREEMENT; AMENDMENT. This Agreement contains the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties as provided in the Credit Agreement.


                                       6.

         SECTION 16 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

         SECTION 17 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         SECTION 18 INCORPORATION OF PROVISIONS OF THE CREDIT AGREEMENT. To the extent the Credit Agreement contains provisions of general applicability to the Loan Documents, including any such provisions contained in Article XIII thereof, such provisions are incorporated herein by this reference.

         SECTION 19 NO INCONSISTENT REQUIREMENTS. Each Grantor acknowledges that this Agreement and the other Loan Documents may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

         SECTION 20 TERMINATION. Upon the termination of the Commitments of the Lenders, the surrender of the Letters of Credit and payment and performance in full of all Secured Obligations, the security interests contemplated by this Agreement shall terminate and the Collateral Agent shall promptly execute and deliver to each Grantor such documents and instruments reasonably requested by such Grantor as shall be necessary to evidence termination of all security interests given by such Grantor to the Collateral Agent hereunder, including cancellation of this Agreement by written notice from the Collateral Agent to the PTO.

                           [SIGNATURE PAGES FOLLOW.]


                                       7.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.


                                 THE GRANTORS

                                 THE CHALONE WINE GROUP, LTD.


                                 By:_______________________________________
                                    Name:
                                    Title:


                                 CANOE RIDGE VINEYARD, L.L.C.

                                 By:_______________________________________
                                    Name:
                                    Title:


                                 SHW EQUITY CO.


                                 By:_______________________________________
                                    Name:
                                    Title:


                                 STATON HILLS WINERY COMPANY
                                 LIMITED


                                 By:_______________________________________
                                    Name:
                                    Title:


                                 CANOE RIDGE WINERY, INC.

                                 By:_______________________________________
                                    Name:
                                    Title:

                                       8.

                                 THE COLLATERAL AGENT
                                 COOPERATIEVE CENTRALE
                                 RAIFFEISEN-BOERENLEENBANK B.A.,
                                 "RABOBANK INTERNATIONAL", NEW
                                 YORK BRANCH, as Collateral Agent


                                 By:_______________________________________
                                    Name:
                                    Title:

                                 By:_______________________________________
                                    Name:
                                    Title:

                                       9.

                                   SCHEDULE A
                 to the Patent and Trademark Security Agreement

                          THE CHALONE WINE GROUP, LTD.

                       ISSUED U.S. PATENTS OF THE GRANTOR


PATENT NO.         ISSUE DATE              INVENTOR               TITLE









                                      A-1.

                PENDING U.S. PATENT APPLICATIONS OF THE GRANTOR


SERIAL NO.          FILING DATE             INVENTOR           TITLE





                                      A-2.

                                   SCHEDULE B
                 to the Patent and Trademark Security Agreement

                          THE CHALONE WINE GROUP, LTD.

                         U.S. TRADEMARKS OF THE GRANTOR

REGISTRATION            REGISTRATION                    REGISTERED
    NO.                    DATE         FILING DATE       OWNER         MARK





                                      B-1.

               PENDING U.S. TRADEMARK APPLICATIONS OF THE GRANTOR

APPLICATION NO.         FILING DATE             APPLICANT              MARK




                                      B-2.

                           FORM OF SECURITY AGREEMENT

                                 See attached.





                                   EXHIBIT D
                          (to Note Purchase Agreement)

         THIS SECURITY AGREEMENT (this "Agreement"), dated as of April 19, 2002, is made among The Chalone Wine Group, Ltd., a California corporation (the "Borrower"), Canoe Ridge Vineyard, L.L.C., a Washington limited liability company ("Canoe Ridge"), SHW Equity Co., a Washington corporation ("SHW"), Staton Hills Winery Company Limited, a Washington corporation ("Staton Hills"), Canoe Ridge Winery, Inc. a Washington corporation ("CRW") (the Borrower, Canoe Ridge, CRW, SHW and Staton Hills, individually a "Debtor" and collectively, the "Debtors") and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch ("Rabobank"), as Collateral Agent.

         The Borrower, certain lenders and Rabobank, as issuer of letters of credit (in such capacity, the "Issuing Lender"), as swingline lender (in such capacity, the "Swingline Lender") and as administrative agent (in such capacity, the "Agent"), are parties to a Credit Agreement dated as of April 19, 2002 (as amended, restated, modified, supplemented, renewed or extended from time to time, the "Credit Agreement") pursuant to which the Lenders have made available to the Borrower a revolving credit facility and term loan facility, as provided therein.

         The Borrower is also party to those separate and several Note Purchase Agreements, each dated as of September 15, 2000 (collectively, the "Original Note Agreements"), entered into by the Borrower with each of the Purchasers listed on Schedule A thereto, under and pursuant to which the Noteholders purchased $5,000,000 8.75% Senior Guaranteed Notes, Series A, due September 15, 2010, $10,000,000 Senior Guaranteed Notes, Series B, due September 15, 2010 and $15,000,000 Senior Guaranteed Notes, Series C, due September 15, 2010 (collectively, the "Original Senior Notes") of the Borrower. The Borrower has requested that the Noteholders amend and restate the Original Note Agreements, amend and restate the Original Senior Notes, and the Noteholders are willing to enter into and execute those certain Amended and Restated Note Purchase Agreements each dated April 19, 2002 (as the same may hereafter be amended, modified and/or restated from time to time, collectively, the "Amended and Restated Note Agreement") and are willing to amend and restate the Original Senior Notes pursuant to the terms thereof (as so amended, the "Amended and Restated Senior Secured Notes").

         It is a condition precedent to the borrowings and the issuance of letters of credit under the Credit Agreement and the amendment and restatement of the Original Senior Notes as provided in the Amended and Restated Note Agreement and the Amended and Restated Senior Notes that each Debtor enter into this Agreement and grant to the Collateral Agent, for itself and for the ratable benefit of the Agent, the Lenders and the Noteholders, the security interests hereinafter provided to secure the obligations of the Debtors as described below.

         The Collateral Agent, the Agent, the Lenders, the Noteholders and the Debtors have entered into an Intercreditor and Collateral Agency Agreement dated as of April 19, 2002 (as amended, restated, supplemented or otherwise modified from time to time, the "Intercreditor Agreement") pursuant to which, among other things, the Lenders and Noteholders have agreed (i) to the appointment of Rabobank as Collateral Agent and (ii) to the relative priority of their security interests in the Collateral and the manner and order in which certain rights and remedies of the Lenders and Noteholders may be exercised, all as provided therein.

         Accordingly, the parties hereto agree as follows:

         SECTION 1 DEFINITIONS; INTERPRETATION.

         (a) TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used in this Agreement (including in the preamble and recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

         (b) CERTAIN DEFINED TERMS. As used in this Agreement (including in the preamble and recitals hereof), the following terms shall have the following meanings:

         "ACCOUNTS" means any and all of any Debtor's accounts, as such term is defined in Section 9-102 of the UCC.

         "APPRAISED WINERY EQUIPMENT" means the equipment (including, without limitation, all crushing, pressing, processing, bottling and lab equipment, pumps, stainless steel cooperage and wood barrels) which is identified in the appraisal reports delivered by or on behalf of the Borrower to the Agent and the Noteholders prior to the date hereof in respect of the Acacia, Carmenet, Chalone, Canoe Ridge and Sageland vineyard properties and improvements.

         "BOOKS" means all books, records and other written, electronic or other documentation in whatever form maintained now or hereafter by or for any Debtor in connection with the ownership of its assets or the conduct of its business or evidencing or containing information relating to the Collateral, including: (i) ledgers; (ii) records indicating, summarizing, or evidencing any Debtor's assets (including Inventory and Rights to Payment), business operations or financial condition; (iii) computer programs and software; (iv) computer discs, tapes, files, manuals, spreadsheets; (v) computer printouts and output of whatever kind; (vi) any other computer prepared or electronically stored, collected or reported information and equipment of any kind; and (vii) any and all other rights now or hereafter arising out of any contract or agreement between any Debtor and any service bureau, computer or data processing company or other Person charged with preparing or maintaining any of such Debtor's books or records or with credit reporting, including with regard to such Debtor's Accounts.

         "BULK WINE" means any and all of any Debtor's bulk wine, whether held for sale in the bulk wine market or otherwise, and whether or not classified as "inventory" under Section 9-102 of the UCC.

         "CHATTEL PAPER" means any and all of any Debtor's chattel paper, as such term is defined in Section 9-102 of the UCC, including all Electronic Chattel Paper.

         "COLLATERAL" has the meaning set forth in Section 2.

         "COMMERCIAL TORT CLAIMS" means any and all of any Debtor's commercial tort claims, as such term is defined in Section 9-102 of the UCC, including any described in Schedule 1.

         "CONTROL AGREEMENT" means any control agreement or other agreement with any securities intermediary, bank or other Person establishing the Collateral Agent's control with respect to any Deposit Accounts, Letter-of-Credit Rights or Investment Property, for purposes of UCC Sections 9-104, 9-106 and 9-107.

         "CREDIT FACILITY SECURED OBLIGATIONS" means the indebtedness, liabilities and other obligations of the Debtors and Edna Valley to the Collateral Agent, the Agent, the Lenders and the Indemnified Persons under or in connection with the Credit Agreement, the Revolving Notes, the Term Notes, the Guaranties, the Letters of Credit and the other Loan Documents, including all unpaid principal of the Loans, all unpaid drawings under Letters of Credit, all interest accrued thereon, all fees due under the Credit Agreement and the other Loan Documents and all other amounts payable by any Debtor or Edna Valley to the Collateral Agent, the Agent and the Lenders thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

         "DEPOSIT ACCOUNT" means any deposit account, as such term is defined in
Section 9-102 of the UCC, maintained by or for the benefit of any Debtor, whether or not restricted or designated for a particular purpose.

         "DOCUMENTS" means any of any Debtor's documents, as such term is defined in Section 9-102 of the UCC.

         "EDNA VALLEY" means Edna Valley Vineyard, a joint venture.

         "ELECTRONIC CHATTEL PAPER" means any and all of any Debtor's electronic chattel paper, as such term is defined in Section 9-102 of the UCC.

         "EQUIPMENT" means any and all of any Debtor's equipment, including any and all fixtures, as such terms are defined in Section 9-102 of the UCC.


         "EXCLUDED COLLATERAL" means the personal property listed on Schedule 2, to the extent such property relates to the Excluded Parcels, if any; PROVIDED, HOWEVER, that, notwithstanding anything to the contrary herein, the Appraised Winery Equipment shall not at any time constitute Excluded Collateral; AND PROVIDED FURTHER that, for the avoidance of doubt, it is agreed and acknowledged that Bulk Wine and Inventory shall not at any time constitute Excluded Collateral.

         "EXCLUDED PARCEL" means any real property of any Debtor that is not encumbered by a Deed of Trust.

         "FARM PRODUCTS" means any and all of any Debtor's farm products, as such term is defined in Section 9-102 of the UCC.

         "GENERAL INTANGIBLES" means any and all of any Debtor's general intangibles, as such term is defined in Section 9-102 of the UCC.

         "INSTRUMENTS" means any and all of such Debtors' instruments, as such term is defined in Section 9-102 of the UCC.

         "INTELLECTUAL PROPERTY COLLATERAL" means the following properties and assets owned or held by any Debtor or in which any Debtor otherwise has any interest, now existing or hereafter acquired or arising:

         (i) all patents and patent applications, domestic or foreign, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such patents, patent applications and patent licenses as described in Schedule 1), all rights to sue for past, present or future infringement thereof, all rights arising therefrom and pertaining thereto and all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof;

         (ii) all copyrights and applications for copyright, domestic or foreign, together with the underlying works of authorship (including titles), whether or not the underlying works of authorship have been published and whether said copyrights are statutory or arise under the common law, and all other rights and works of authorship (including the copyrights and copyright applications described in Schedule 1), all computer programs, computer databases, computer program flow diagrams, source codes, object codes and all tangible property embodying or incorporating any copyrights, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses, and all other rights, claims and demands in any way relating to any such copyrights or works, including royalties and rights to sue for past, present or future infringement, and all rights of renewal and extension of copyright;

         (iii) all state (including common law), federal and foreign trademarks, service marks and trade names, and applications for registration of such trademarks, service marks and trade names, all licenses relating to any of the foregoing and all income and royalties with respect to any licenses (including such marks, names, applications and licenses as described in Schedule 1), whether registered or unregistered and wherever registered, all rights to sue for past, present or future infringement or unconsented use thereof, all rights arising therefrom and pertaining thereto and all reissues, extensions and renewals thereof;

         (iv) all trade secrets, trade dress, trade styles, logos, other source of business identifiers, mask-works, mask-work registrations, mask-work applications, software, confidential information, customer lists, license rights, advertising materials, operating manuals, methods, processes, know-how, algorithms, formulae, databases, quality control procedures, product, service and technical specifications, operating, production and quality control manuals, sales literature, drawings, specifications, blue prints, descriptions, inventions, name plates and catalogs;

         (v) the entire goodwill of or associated with the businesses now or hereafter conducted by any Debtor connected with and symbolized by any of the aforementioned properties and assets; and

         (vi) all accounts, all intangible intellectual or other similar property and other general intangibles associated with or arising out of any of the aforementioned properties and assets and not otherwise described above.

         "INVENTORY" means any of any Debtor's inventory, as such term is defined in Section 9-102 of the UCC.

         "INVESTMENT PROPERTY" means any of any Debtor's investment property, as such term is defined in Section 9-102 of the UCC.

         "LENDERS" means the lenders from time to time party to the Credit Agreement as "Lenders". References to the Lenders shall include references to Rabobank in its capacity as the Issuing Lender and the Swingline Lender; for purposes of clarification only, to the extent that Rabobank may have any rights or obligations in addition to those of the Lenders due to its status as the Issuing Lender or the Swingline Lender, its status as such will be specifically referenced. Unless the context otherwise clearly requires, the Lenders shall include any such Person in its capacity as Swap Provider. Unless the context otherwise clearly requires, references to any such Person as a Lender shall also include any of such Person's Affiliates that may at any time of determination be Swap Providers.

         "LETTER-OF-CREDIT   RIGHTS"   means   any  and  all  of  any   Debtor's
letter-of-credit rights, as such term is defined in Section 9-102 of the UCC.

         "NOTEHOLDERS" means the noteholders from time to time holding one or more of the Amended and Restated Senior Secured Notes and in whose name such Amended and Restated Senior Secured Note(s) are registered in the register maintained by the Borrower pursuant to the Amended and Restated Note Agreement.

         "Private Placement Secured Obligations" means the indebtedness, liabilities and other obligations of the Debtors and Edna Valley to the Collateral Agent and the Noteholders under or in connection with the Amended and Restated Note Agreement, the Amended and Restated Senior Secured Notes, the Subsidiary Guarantee Agreement (as defined in the Amended and Restated Note Agreement) and the other Loan Documents (as defined in the Amended and Restated Note Agreement), including all unpaid principal of the Amended and Restated Senior Secured Notes, all interest accrued thereon, all fees due under the Amended and Restated Note Agreement and the other Loan Documents (as so defined) and all other amounts payable by any Debtor or Edna Valley to the Collateral Agent and the Noteholders thereunder or in connection therewith, whether now existing or hereafter arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

         "PROCEEDS" means all proceeds, as such term is defined in Section 9-102 of the UCC.

         "RIGHTS TO PAYMENT" means any and all of any Debtor's Accounts and any and all of any Debtor's rights and claims to the payment or receipt of money or other forms of consideration of any kind in, to and under or with respect to its Chattel Paper, Documents, General Intangibles, Instruments, Investment Property, Letter-of-Credit Rights, Proceeds and Supporting Obligations.

         "SECURED OBLIGATIONS" means the Credit Facility Secured Obligations and the Private Placement Secured Obligations.

         "SUPPORTING OBLIGATIONS" means all supporting obligations, as such term is defined in Section 9-102 of the UCC.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York.

         (c) TERMS DEFINED IN UCC. Where applicable and except as otherwise defined herein, terms used in this Agreement shall have the meanings assigned to them in the UCC.

         (d)  INTERPRETATION.  The rules of interpretation  set forth in Section
1.03 of the Credit Agreement shall be applicable to this Agreement and are incorporated herein by this reference.

         SECTION 2 SECURITY INTEREST.

         (a) GRANT OF SECURITY INTEREST. As security for the payment and performance of the Secured Obligations, each Debtor hereby grants to the Collateral Agent, for itself and on behalf of and for the ratable benefit of the Agent, the Lenders and the Noteholders, a security interest in all of such Debtor's right, title and interest in, to and under all of its personal property, wherever located and whether now existing or owned or hereafter acquired or arising, including the following property (collectively, the "Collateral"): (i) all Accounts; (ii) all Chattel Paper; (iii) all Commercial Tort Claims; (iv) all Deposit Accounts; (v) all Documents; (vi) all Equipment;
(vii) all Farm Products,  (viii) all General Intangibles;  (ix) all Instruments;
(x) all Inventory; (xi) all Investment Property; (xii) all Letter-of-Credit Rights; and (xii) all money, all products and Proceeds of any and all of the foregoing, and all Supporting Obligations of any and all of the foregoing. Notwithstanding the foregoing, except for fixtures (as provided in Section 9-313 of the UCC), such grant of a security interest shall not extend to, and the term "Collateral" shall not include, any asset which would be real property under the law of the jurisdiction in which it is located or any Excluded Collateral.

         (b) DEBTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding, (i) each Debtor shall remain liable under any contracts, agreements and other documents included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (ii) the exercise by the Collateral Agent of any of the rights hereunder shall not release such Debtor from any of its duties or obligations under such contracts, agreements and other documents included in the Collateral, and (iii) the Collateral Agent shall not have any obligation or liability under any contracts, agreements and other documents included in the Collateral by reason of this Agreement, nor shall the Collateral Agent be obligated to perform any of the obligations or duties of such Debtor thereunder or to take any action to collect or enforce any such contract, agreement or other document included in the Collateral hereunder.

         (c)  CONTINUING  SECURITY  INTEREST.   Each  Debtor  agrees  that  this
Agreement shall create a continuing security interest in the Collateral which shall remain in effect until terminated in accordance with Section 22.

         SECTION 3 PERFECTION AND PRIORITY.

         (a) FINANCING STATEMENTS. Each Debtor shall execute and deliver to the Collateral Agent concurrently with the execution of this Agreement, and such Debtor hereby authorizes the Collateral Agent to file (with or without such Debtor's signature), at any time and from time to time thereafter, all financing statements, continuation financing statements, termination statements, security agreements relating to the Intellectual Property Collateral, if any, assignments, fixture filings, affidavits, reports, notices and other documents and instruments, in form satisfactory to the Collateral Agent, and take all other action, as the Collateral Agent may request, to perfect and continue perfected, maintain the priority of or provide notice of the Collateral Agent's security interest in the Collateral and to accomplish the purposes of this Agreement. Without limiting the generality of the foregoing, each Debtor ratifies and authorizes the filing by the Collateral Agent of any financing statements filed prior to the date hereof.

         (b) BAILEES. Any Person (other than the Collateral Agent) at any time and from time to time holding all or any portion of the Collateral shall be deemed to, and shall, hold the Collateral as the agent of, and as pledge holder for, the Collateral Agent. At any time and from time to time, the Collateral Agent may give notice to any such Person holding all or any portion of the Collateral that such Person is holding the Collateral as the agent and bailee of, and as pledge holder for, the Collateral Agent, and obtain such Person's written acknowledgment thereof. Without limiting the generality of the foregoing, such Debtor will join with the Collateral Agent in notifying any Person who has possession of any Collateral of the Collateral Agent's security interest therein and obtaining an acknowledgment from such Person that it is holding the Collateral for the benefit of the Collateral Agent.

         (c) CONTROL. Each Debtor will cooperate with the Collateral Agent in obtaining control (as defined in the UCC) of Collateral consisting of any Deposit Accounts, Electronic Chattel Paper, Investment Property or Letter-of-Credit Rights.

         SECTION 4 REPRESENTATIONS AND WARRANTIES. In addition to the representations and warranties of the Debtors set forth in the Credit Agreement, which are incorporated herein by this reference, each Debtor represents and warrants to the Agent, each Lender, each Noteholder and the Collateral Agent that:

         (a) LOCATION OF CHIEF EXECUTIVE OFFICE AND COLLATERAL. Its chief executive office and principal place of business (as of the date of this Agreement) is located at the address set forth in Schedule 1; and all other locations (as of the date of this Agreement) where such Debtor conducts business or Collateral is kept are set forth in Schedule 1.

         (b) LOCATIONS OF BOOKS. All locations where Books pertaining to the Rights to Payment are kept, including all equipment necessary for accessing such Books and the names and addresses of all service bureaus, computer or data processing companies and other Persons keeping any Books or collecting Rights to Payment for such Debtor, are set forth in Schedule 1.

         (c) JURISDICTION OF ORGANIZATION AND NAMES. Each Debtor's jurisdiction of organization is set forth in Schedule 1; and each Debtor's exact legal name is as set forth in the first paragraph of this Agreement. All trade names and trade styles under which any Debtor presently conducts its business operations are set forth in Schedule 1, and, except as set forth in Schedule 1, each Debtor has not, at any time in the past: (i) been known as or used any other corporate, trade or fictitious name; (ii) changed its name; (iii) been the surviving or resulting corporation in a merger or consolidation; or (iv) acquired through asset purchase or otherwise any business of any Person.

         (d) COLLATERAL. Each Debtor has rights in or the power to transfer the Collateral, and such Debtor is, and, except as permitted by Section 5(i), will continue to be, the sole and complete owner of the Collateral (or, in the case of after-acquired Collateral, at the time such Debtor acquires rights in such Collateral, will be the sole and complete owner thereof), free from any Lien other than Permitted Liens.

         (e) ENFORCEABILITY; PRIORITY OF SECURITY INTEREST. (i) This Agreement creates a security interest which is enforceable against the Collateral in which any Debtor now has rights and will create a security interest which is enforceable against the Collateral in which any Debtor hereafter acquires rights at the time such Debtor acquires any such rights, subject to the Permitted Liens and the Intercreditor Agreement; and (ii) the Collateral Agent has a perfected and first priority security interest in the Collateral in which any Debtor now has rights, and will have a perfected and first priority security interest in the Collateral in which such Debtor hereafter acquires rights at the time such Debtor acquires any such rights, in each case securing the payment and performance of the Secured Obligations and subject to Permitted Liens and the Intercreditor Agreement.

         (f) OTHER FINANCING STATEMENTS. Other than (i) financing statements disclosed to the Agent, the Noteholders and the Lenders in writing, and (ii) financing statements in favor of the Collateral Agent on behalf of itself, the Agent, the Lenders and the Noteholders, no effective financing statement naming any Debtor as debtor, assignor, grantor, mortgagor, pledgor or the like and covering all or any part of the Collateral is on file in any filing or recording office in any jurisdiction.

         (g) RIGHTS TO PAYMENT.

         (i) The Rights to Payment represent valid, binding and enforceable obligations of the account debtors or other Persons obligated thereon, representing undisputed, bona fide transactions completed in accordance with the terms and provisions contained in any documents related thereto, and are and will be genuine, free from Liens, and not subject to any adverse claims, counterclaims, setoffs, defaults, disputes, defenses, discounts, retainages, holdbacks or conditions precedent of any kind or character, except to the extent reflected by any Debtor's reserves for uncollectible Rights to Payment or to the extent, if any, that such account debtors or other Persons may be entitled to normal and ordinary course trade discounts, returns, adjustments and allowances in accordance with Section 5(m), or as otherwise disclosed to the Collateral Agent, the Agent, the Lenders and the Noteholders in writing;

         (ii) to the best of each Debtor's knowledge and belief, all account debtors and other obligors on the Rights to Payment are solvent and generally paying their debts as they come due;

         (iii) all Rights to Payment comply with all applicable  laws concerning
form,  content  and  manner  of  preparation  and  execution,   including  where
applicable any federal or state consumer credit laws;

         (iv) no Debtor has assigned any of its rights under the Rights to Payment except as provided in this Agreement or as set forth in the other Loan Documents;

         (v) with respect to the Rights to Payment constituting Eligible Receivables, except as disclosed in writing to the Agent and the Lenders, no Debtor has any knowledge that any of the criteria for eligibility are not or are no longer satisfied;

         (vi) all statements made, all unpaid balances and all other information in the Books and other documentation relating to the Rights to Payment are true and correct and in all respects what they purport to be; and

         (vii) no Debtor has any knowledge of any fact or circumstance which would impair the validity or collectibility of any of the Rights to Payment.

         (h) INVENTORY. No Inventory or Farm Products is stored with any bailee or warehouseman or similar Person or on any premises leased to any Debtor, nor has any Inventory or Farm Products been consigned to any Debtor or consigned by any Debtor to any Person or is held by any Debtor for any Person under any "bill and hold" or other arrangement, except as set forth in Schedule 1; and with respect to the Inventory constituting Eligible Inventory, except as disclosed in writing to the Agent and the Lenders, no Debtor has any knowledge that any of the criteria for eligibility are not or are no longer satisfied.

         (i) INTELLECTUAL PROPERTY.

         (i) Except as set forth in Schedule 1, no Debtor (directly or through any Subsidiary) owns, possesses or uses under any licensing arrangement any patents, copyrights, trademarks, service marks or trade names, nor is there currently pending before any Governmental Authority any application for registration of any patent, copyright, trademark, service mark or trade name;

         (ii) all patents, copyrights, trademarks, service marks and trade names are subsisting and have not been adjudged invalid or unenforceable in whole or in part;

         (iii) all maintenance fees required to be paid on account of any patents have been timely paid for maintaining such patents in force, and, to the best of each Debtor's knowledge, each of the patents is valid and enforceable and each Debtor has notified the Agent, the Lenders and the Noteholders in writing of all prior art (including public uses and sales) of which it is aware;

         (iv) to the best of each Debtor's knowledge after due inquiry, no material infringement or unauthorized use presently is being made of any Intellectual Property Collateral by any Person;

         (v) each Debtor is the sole and exclusive owner of its Intellectual Property Collateral and the past, present and contemplated future use of such Intellectual Property Collateral by such Debtor has not, does not and will not infringe or violate any right, privilege or license agreement of or with any other Person; and

         (vi) each Debtor owns, has material rights under, is a party to, or an assignee of a party to all material licenses, patents, patent applications, copyrights, service marks, trademarks, trademark applications, trade names and all other Intellectual Property Collateral necessary to continue to conduct its business as heretofore conducted.

         (j) EQUIPMENT.

         (i) None of the Equipment constituting Collateral or other Collateral is affixed to real property, except Collateral with respect to which each Debtor has supplied the Collateral Agent, the Agent, the Lenders and the Noteholders with all information and documentation necessary to make all fixture filings required to perfect and protect the priority of the Collateral Agent's security interest in all such Collateral which may be fixtures as against all Persons having an interest in the premises to which such property may be affixed;

         (ii) none of the Equipment constituting Collateral is leased from or to any Person, except as set forth on Schedule 1 or as otherwise disclosed to the Collateral Agent, the Agent, the Lenders and the Noteholders in writing;

         (iii) the Appraised Winery Equipment has an aggregate appraised value of not less than $6,590,000, as set forth in the appraisal reports previously delivered to the Agent and the Noteholders prior to the date hereof; and

(iv) the  Appraised
Winery Equipment is owned by one or more of the Debtors free and clear of all Liens, rights and interests of any other Person.

         (k) DEPOSIT ACCOUNTS. The names and addresses of all financial institutions at which any Debtor maintains its Deposit Accounts, and the account numbers and account names of such Deposit Accounts, are set forth in Schedule 1.

         (l) INVESTMENT PROPERTY; INSTRUMENTS; AND CHATTEL PAPER. All securities accounts of any Debtor and other Investment Property of any Debtor are set forth in Schedule 1, and all Instruments and Chattel Paper held by any Debtor are also set forth in Schedule 1.

         (m) CONTROL AGREEMENTS. No Control Agreements exist with respect to any Collateral other than any Control Agreements in favor of the Collateral Agent.

         (n) LETTER-OF-CREDIT RIGHTS. No Debtor has any Letter-of-Credit Rights except as set forth in Schedule 1.

         (o) COMMERCIAL TORT CLAIMS. No Debtor has any Commercial Tort Claims except as set forth in Schedule 1.

         (p) LEASES. No Debtor is nor will not become a lessee under any real property lease or other agreement governing the location of Collateral at the premises of another Person pursuant to which the lessor or such other Person may obtain any rights in any of the Collateral, and no such lease or other such agreement now prohibits, restrains, impairs or will prohibit, restrain or impair any Debtor's right to remove any Collateral from the premises at which such Collateral is situated, except for the usual and customary restrictions contained in leases of real property.

         (q)  CONSIDERATION.  Each  Debtor  has  received  at  least  reasonably equivalent value and more than sufficient consideration to support the indebtedness, obligations, liens and security interests created hereunder and under the other Loan Documents to which such Debtor is a party. Each Debtor acknowledges that it will derive substantial direct and indirect benefits from the making of the Loans to the Borrower and the issuances of letters of credit pursuant to the Credit Agreement and, without limiting the generality of the foregoing, agrees to the inclusion of such Debtor's assets in the Borrowing Base as provided in the Credit Agreement.

         SECTION 5 COVENANTS. In addition to the covenants of each Debtor set forth in the Credit Agreement and the other Loan Documents and in the Amended and Restated Note Agreement and the other Loan Documents (as defined in the Amended and Restated Note Agreement), so long as any of the Secured Obligations remain unsatisfied or any Lender shall have any Commitment, each Debtor agrees that:

         (a) DEFENSE OF COLLATERAL. It will appear in and defend any action, suit or proceeding which may affect to a material extent its title to, or right or interest in, or the Collateral Agent's right or interest in, the Collateral.

         (b) PRESERVATION OF COLLATERAL. It will do and perform all reasonable acts that may be necessary and appropriate to maintain, preserve and protect the Collateral.

         (c)  COMPLIANCE   WITH  LAWS,  ETC.  It  will  comply  with  all  laws,
regulations and ordinances, and all policies of insurance, relating in a material way to the possession, operation, maintenance and control of the Collateral.

         (d) LOCATION OF BOOKS AND CHIEF EXECUTIVE OFFICE. It will: (i) keep all Books pertaining to the Rights to Payment at the locations set forth in Schedule 1; and (ii) give at least 30 days' prior written notice to the Collateral Agent, the Agent and the Noteholders of (a) any changes in any such location where Books pertaining to the Rights to Payment are kept, including any change of name or address of any service bureau, computer or data processing company or other Person preparing or maintaining any Books or collecting Rights to Payment for the Debtor or (b) any change in the location of its chief executive office or principal place of business.

         (e) LOCATION OF COLLATERAL. It will: (i) keep the Collateral at the locations set forth in Schedule 1 and not remove the Collateral from such locations (other than disposals of Collateral permitted by subsection (i) below) except upon at least 30 days' prior written notice of any removal to the Collateral Agent, the Agent and the Noteholders; and (ii) give the Collateral

Agent, the Agent and the Noteholders at least 30 days' prior written notice of any change in the locations set forth in Schedule 1.

         (f) CHANGE IN NAME, IDENTITY OR STRUCTURE. It will give at least 30 days' prior written notice to the Collateral Agent, the Agent and the Noteholders of (i) any change in its name, (ii) any change in its jurisdiction of organization, (iii) any change in its registration as an organization (or any new such registration); and (iv) any changes in its identity or structure in any manner which might make any financing statement filed hereunder incorrect or misleading; provided that it shall not change its jurisdiction of organization to a jurisdiction outside of the United States.

         (g) MAINTENANCE OF RECORDS. It will keep separate, accurate and complete Books with respect to the Collateral, disclosing the Collateral Agent's security interest hereunder.

         (h) INVOICING OF SALES. It will invoice all of its sales upon forms customary in the industry and to maintain proof of delivery and customer acceptance of goods.

         (i) DISPOSITION OF COLLATERAL. It will not surrender or lose possession of (other than to the Collateral Agent), sell, lease, rent, or otherwise dispose of or transfer any of the Collateral or any right or interest therein, except to the extent permitted by the Credit Agreement and the Amended and Restated Note Agreement; provided that no such disposition or transfer of Investment Property or Instruments shall be permitted while any Event of Default exists.

         (j) LIENS. It will keep the Collateral free of all Liens except Permitted Liens.

         (k) EXPENSES. It will pay all expenses of protecting, storing, warehousing, insuring, handling and shipping the Collateral.

         (l) LEASED PREMISES. At the Collateral Agent's, the Agent's or the Noteholders' request, it will obtain from each Person from whom it leases any premises at which any Collateral is at any time present such collateral access, subordination, waiver, consent and estoppel agreements as the Collateral Agent, the Agent or the Noteholders may require, in form and substance satisfactory to the Collateral Agent, the Agent and the Noteholders.

         (m) RIGHTS TO PAYMENT. It will:

         (i) give only normal discounts, allowances and credits as to Accounts and other Rights to Payment, in the ordinary course of business, according to normal trade practices utilized by it in the past, and enforce all Accounts and other Rights to Payment strictly in accordance with their terms, and take all such action to such end as may from time to time be reasonably requested by the Collateral Agent, the Agent or the Noteholders, except that it may grant any extension of the time for payment or enter into any agreement to make a rebate or otherwise to reduce the amount owing on or with respect to, or compromise or settle for less than the full amount thereof, any Account or other Right to Payment, in the ordinary course of business, according to normal trade practices utilized by it in the past, and where the amount involved does not exceed $1,500,000 or where the Account or Right to Payment does not exceed $1,500,000 or would not be materially impaired;

         (ii) if any discount, allowance, credit, extension of time for payment, agreement to make a rebate or otherwise to reduce the amount owing on, or compromise or settle, an Account or other Right to Payment exists or occurs, or if, to the knowledge of it, any dispute, setoff, claim, counterclaim or defense exists or has been asserted or threatened with respect to an Account or other Right to Payment, disclose such fact fully to the Collateral Agent, the Agent and the Noteholders in the Books relating to such Account or other Right to Payment and in connection with any invoice or report furnished by it to the Collateral Agent, the Agent and the Noteholders relating to such Account or other Right to Payment;

         (iii) if any Accounts arise from contracts with the United States or any department, agency or instrumentality thereof, immediately notify the Collateral Agent, the Agent and the Noteholders thereof and, upon the request of the Collateral Agent, the Agent or the Noteholders, execute any documents and instruments and take any other steps requested by the Collateral Agent, the Agent or the Noteholders in order that all monies due and to become due thereunder shall be assigned to the Collateral Agent and notice thereof given to the Federal authorities under the Federal Assignment of Claims Act;

         (iv) in accordance with its sound business judgment perform and comply in all material respects with its obligations in respect of the Accounts and other Rights to Payment;

         (v) upon the request of the Collateral Agent, the Agent or the Noteholders while an Event of Default exists, (a) at any time, notify all or any designated portion of the account debtors and other obligors on the Rights to Payment of the security interest hereunder, and (b) notify the account debtors and other obligors on the Rights to Payment or any designated portion thereof that payment shall be made directly to the Collateral Agent or to such other Person or location as the Collateral Agent shall specify; and

         (vi) upon the occurrence of any Event of Default, establish such lockbox or similar arrangements for the payment of the Accounts and other Rights to Payment as the Collateral Agent, the Agent or the Noteholders shall reasonably require.

         (n) INSTRUMENTS, Investment Property, Etc. Upon the request of the Collateral Agent, the Agent or the Noteholders it will (i) immediately deliver to the Collateral Agent, or an agent designated by it, appropriately endorsed or accompanied by appropriate instruments of transfer or assignment, all Instruments, Documents, Chattel Paper and certificated securities with respect to any Investment Property, all letters of credit, and all other Rights to Payment at any time evidenced by promissory notes, trade acceptances or other instruments, (ii) cause any securities intermediaries to show on their books that the Collateral Agent is the entitlement holder with respect to any Investment Property, and/or obtain Control Agreements in favor of the Collateral Agent from such securities intermediaries, in form and substance satisfactory to the Collateral Agent, the Agent and the Noteholders with respect to any Investment Property, as requested by Collateral Agent, and (iii) provide such notice, obtain such acknowledgments and take all such other action, with respect to any Chattel Paper, Documents and Letter-of Credit Rights, as the Collateral Agent, the Agent or the Noteholders shall reasonably specify.

         (o) DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS. It will give the Collateral Agent, the Agent and the Noteholders immediate written notice of the establishment of any new Deposit Account and any new securities account with respect to any Investment Property.

         (p) INVENTORY. It will:

         (i) upon the request of the Collateral Agent (which, except upon the occurrence and during the continuation of an Event of Default, shall not be given more than once in any 12-month period), take a physical listing of the Inventory and promptly deliver a copy of such physical listing to the Collateral Agent; and

         (ii) not store any Inventory or Farm Products with a bailee, warehouseman or similar Person or on premises leased to the Debtor, nor dispose of any Inventory or Farm Products on a bill-and-hold, guaranteed sale, sale and return, sale on approval, consignment or similar basis, nor acquire any Inventory or Farm Products from any Person on any such basis.

         (q) EQUIPMENT. It will, upon the Collateral Agent's request (which, except upon the occurrence and during the continuation of an Event of Default shall not be given more than once in any 12-month period), deliver to the Collateral Agent a report of each item of Equipment, in form and substance satisfactory to the Collateral Agent.

         (r) INTELLECTUAL PROPERTY COLLATERAL. It will:

         (i) not enter into any agreement (including any license or royalty agreement) pertaining to any Intellectual Property Collateral, except for non-exclusive licenses in the ordinary course of business, without in each case the prior written consent of the Collateral Agent;

         (ii) not allow or suffer any Intellectual Property Collateral to become abandoned, nor any registration thereof to be terminated, forfeited, expired or dedicated to the public;

         (iii) promptly give the Collateral Agent, the Agent and the Noteholders notice of any rights it may obtain to any new patentable inventions, copyrightable works or other new Intellectual Property Collateral, prior to the filing of any application for registration thereof; and

         (iv) diligently prosecute all applications for patents, copyrights and trademarks, and file and prosecute any and all continuations, continuations-in-part, applications for reissue, applications for certificate of correction and like matters as shall be reasonable and appropriate in accordance with prudent business practice, and promptly and timely pay any and all maintenance, license, registration and other fees, taxes and expenses incurred in connection with any Intellectual Property Collateral.

         (s) NOTICES, REPORTS AND INFORMATION. It will (i) notify the Collateral Agent, the Agent and the Noteholders of any other modifications of or additions to the information contained in SCHEDULE 1; (ii) notify the Collateral Agent, the Agent and the Noteholders of any material claim made or asserted against the Collateral by any Person and of any change in the composition of the Collateral (other than in the ordinary course of business) or other event which could materially adversely affect the value of the Collateral or the Collateral Agent's Lien thereon; (iii) furnish to the Collateral Agent, the Agent and the Noteholders such statements and schedules further identifying and describing the Collateral and such other reports and other information in connection with the Collateral as the Collateral Agent, the Agent or the Noteholders may reasonably request, all in reasonable detail; and (iv) upon request of the Collateral Agent, the Agent or the Noteholders make such demands and requests for information and reports as the Debtor is entitled to make in respect of the Collateral.

         (t) CHATTEL PAPER. It will not create any Chattel Paper without placing a legend on the Chattel Paper acceptable to the Collateral Agent, the Agent and the Noteholders indicating that the Collateral Agent has a security interest in the Chattel Paper. It will give the Collateral Agent, the Agent and the Noteholders immediate notice if it at any time holds or acquires an interest in any Chattel Paper, including any Electronic Chattel Paper.

         (u) COMMERCIAL TORT CLAIMS. It will give the Collateral Agent, the Agent and the Noteholders immediate notice if it shall at any time hold or acquire any Commercial Tort Claim.

         (v) LETTER-OF-CREDIT RIGHTS. It will give the Collateral Agent, the Agent and the Noteholders immediate notice if it shall at any time hold or acquire any Letter-of-Credit Rights.

         SECTION 6 RIGHTS TO PAYMENT.

         (a) COLLECTION OF RIGHTS TO PAYMENT. Until the Collateral Agent exercises its rights hereunder to collect Rights to Payment, each Debtor shall endeavor in the first instance diligently to collect all amounts due or to become due on or with respect to the Rights to Payment. At the request of the Collateral Agent, the Agent or the Noteholders, upon and after the occurrence of any Event of Default, and while such Event of Default is continuing, all remittances received by any Debtor shall be held in trust for the Collateral Agent and, in accordance with the Collateral Agent's instructions, remitted to the Collateral Agent or deposited to an account with the Collateral Agent in the form received (with any necessary endorsements or instruments of assignment or transfer).

         (b) INVESTMENT PROPERTY AND INSTRUMENTS. At the request of the Collateral Agent, the Agent or the Noteholders, upon and after the occurrence of any Event of Default and while such Event of Default is continuing, the Collateral Agent shall be entitled to receive all distributions and payments of any nature with respect to any Investment Property or Instruments, and all such distributions or payments received by any Debtor shall be held in trust for the Collateral Agent and, in accordance with the Collateral Agent's instructions, remitted to the Collateral Agent or deposited to an account with the Collateral Agent in the form received (with any necessary endorsements or instruments of assignment or transfer). Following the occurrence of an Event of Default any such distributions and payments with respect to any Investment Property held in any securities account shall be held and retained in such securities account, in each case as part of the Collateral hereunder. Additionally, the Collateral Agent shall have the right, upon the occurrence of an Event of Default and while such Event of Default is continuing, following prior written notice to the Debtors, to vote and to give consents, ratifications and waivers with respect to any Investment Property and Instruments, and to exercise all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining thereto, as if the Collateral Agent were the absolute owner thereof; provided that the Collateral Agent shall have no duty to exercise any of the foregoing rights afforded to it and shall not be responsible to any Debtor or any other Person for any failure to do so or delay in doing so.

         SECTION 7 AUTHORIZATION; COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT. The Collateral Agent shall have the right to, in the name of any Debtor, or in the name of the Collateral Agent or otherwise, without notice to or assent by the Debtors, and each Debtor hereby constitutes and appoints the Collateral Agent (and any of the Collateral Agent's officers or employees or Collateral Agents designated by the Collateral Agent) as such Debtor's true and lawful attorney-in-fact, with full power and authority to:

         (i) sign and file any of the financing statements which must be executed or filed to perfect or continue perfected, maintain the priority of or provide notice of the Collateral Agent's security interest in the Collateral;

         (ii) take possession of and endorse any notes, acceptances, checks, drafts, money orders or other forms of payment or security and collect any Proceeds of any Collateral;

         (iii) sign and endorse any invoice or bill of lading relating to any of the Collateral, warehouse or storage receipts, drafts against customers or other obligors, assignments, notices of assignment, verifications and notices to customers or other obligors;

         (iv) send requests for verification of Rights to Payment to the customers or other obligors of any Debtor;

         (v) contact, or direct the Debtors to contact, all account debtors and other obligors on the Rights to Payment and instruct such account debtors and other obligors to make all payments directly to the Collateral Agent;

         (vi) assert, adjust, sue for, compromise or release any claims under any policies of insurance;

         (vii) exercise dominion and control over, and refuse to permit further withdrawals from, Deposit Accounts maintained with the Collateral Agent, any Lender or any other bank, financial institution or other Person;

         (viii) notify each Person maintaining lockbox or similar arrangements for the payment of the Rights to Payment to remit all amounts representing collections on the Rights to Payment directly to the Collateral Agent;

         (ix) ask, demand, collect, receive and give acquittances and receipts for any and all Rights to Payment, enforce payment or any other rights in respect of the Rights to Payment and other Collateral, grant consents, agree to any amendments, modifications or waivers of the agreements and documents governing the Rights to Payment and other Collateral, and otherwise file any claims, take any action or institute, defend, settle or adjust any actions, suits or proceedings with respect to the Collateral, as the Collateral Agent may deem necessary or desirable to maintain, preserve and protect the Collateral, to collect the Collateral or to enforce the rights of the Collateral Agent with respect to the Collateral;

         (x) execute any and all applications, documents, papers and instruments necessary for the Collateral Agent to use the Intellectual Property Collateral and grant or issue any exclusive or non-exclusive license or sublicense with respect to any Intellectual Property Collateral;

         (xi) execute any and all endorsements, assignments or other documents and instruments necessary to sell, lease, assign, convey or otherwise transfer title in or dispose of the Collateral;

         (xii) execute and deliver to any securities intermediary or other Person any entitlement order or other notice, document or instrument which the Collateral Agent may reasonably deem necessary or advisable to maintain, protect, realize upon and preserve the Deposit Accounts and Investment Property and the Collateral Agent's security interest therein; and

         (xiii) execute any and all such other documents and instruments, and do any and all acts and things for and on behalf of the Debtors, which the Collateral Agent may reasonably deem necessary or advisable to maintain, protect, realize upon and preserve the Collateral and the Collateral Agent's security interest therein and to accomplish the purposes of this Agreement.

The Collateral Agent agrees that, except upon and during the continuance of an Event of Default, it shall not exercise the power of attorney, or any rights granted to the Collateral Agent, pursuant to clauses (ii) through (xiii). The foregoing power of attorney is coupled with an interest and irrevocable so long as the Lenders have any Commitments or the Secured Obligations have not been paid and performed in full. Each Debtor hereby ratifies, to the extent permitted by law, all that the Collateral Agent shall lawfully and in good faith do or cause to be done by virtue of and in compliance with this Section 7.

         SECTION 8 COLLATERAL AGENT PERFORMANCE OF DEBTOR OBLIGATIONS. The Collateral Agent, the Agent or the Noteholders may perform or pay any obligation which the Debtors have agreed to perform or pay under this Agreement upon notice to the Debtors, if the Debtors have failed to timely perform or pay any such obligation, and each Debtor shall reimburse the Collateral Agent, the Agent or the Noteholders, as the case may be, on demand for any amounts paid by the Collateral Agent, the Agent or the Noteholders, as the case may be, pursuant to this Section 8.

         SECTION 9 [Reserved.]

         SECTION 10 REMEDIES.

         (a) Remedies. Upon the occurrence of any Event of Default and while such Event of Default is continuing, the Collateral Agent shall have, in addition to all other rights and remedies granted to it in this Agreement, all rights and remedies of a secured party under the UCC and other applicable laws. Without limiting the generality of the foregoing, each Debtor agrees that:

         (i) The Collateral Agent may peaceably and without notice enter any premises of any Debtor, take possession of any Collateral, remove or dispose of all or part of the

Collateral on any premises of any Debtor or elsewhere, or, in the case of Equipment, render it nonfunctional, and otherwise collect, receive, appropriate and realize upon all or any part of the Collateral, and demand, give receipt for, settle, renew, extend, exchange, compromise, adjust, or sue for all or any part of the Collateral, as the Collateral Agent may determine.

         (ii) The Collateral Agent may require any Debtor to assemble all or any part of the Collateral and make it available to the Collateral Agent, at any place and time designated by the Collateral Agent.

         (iii) The Collateral Agent may use or transfer any of any Debtor's rights and interests in any Intellectual Property Collateral, by license, by sublicense (to the extent permitted by an applicable license) or otherwise, on such conditions and in such manner as the Collateral Agent may determine.

         (iv) The Collateral Agent may secure the appointment of a receiver of the Collateral or any part thereof (to the extent and in the manner provided by applicable law).

         (v) The Collateral Agent may withdraw (or cause to be withdrawn) any and all funds from any Deposit Accounts or securities accounts.

         (vi) The Collateral Agent may sell, resell, lease, use, assign, transfer or otherwise dispose of any or all of the Collateral in its then condition or following any commercially reasonable preparation or processing (utilizing in connection therewith any of any Debtor's assets, without charge or liability to the Collateral Agent therefor) at public or private sale, by one or more contracts, in one or more parcels, at the same or different times, for cash or credit or for future delivery without assumption of any credit risk, all as the Collateral Agent deems advisable; PROVIDED, HOWEVER, that such Debtor shall be credited with the net proceeds of sale only when such proceeds are finally collected by the Collateral Agent. The Collateral Agent and each of the Lenders shall have the right upon any such public sale, and, to the extent permitted by law, upon any such private sale, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption, which right or equity of redemption each Debtor hereby releases, to the extent permitted by law. The Collateral Agent shall give the Debtors such notice of any public or private sale as may be required by the UCC or other applicable law. Each Debtor recognizes that the Collateral Agent may be unable to make a public sale of any or all of the Investment Property, by reason of prohibitions contained in applicable securities laws or otherwise, and expressly agrees that a private sale to a restricted group of purchasers for investment and not with a view to any distribution thereof shall be considered a commercially reasonable sale.

         (vii) Neither the Collateral Agent, the Agent, any Noteholder nor any Lender shall have any obligation to clean up or otherwise prepare the Collateral for sale. The Collateral Agent has no obligation to attempt to satisfy the Secured Obligations by collecting them from any other Person liable for them and the Collateral Agent may release, modify or waive any Collateral provided by any other Person to secure any of the Secured Obligations, all without affecting the Collateral Agent's, the Agent's, any Noteholder's or any Lender's rights against any Debtor. Each Debtor waives any right it may have to require the Collateral Agent, the Agent, any Noteholder or any Lender to pursue any third Person for any of the Secured Obligations.

The Collateral Agent may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim any warranties of title or the like. This procedure will not be considered adversely to affect the commercial reasonableness of any sale of the Collateral. If the Collateral Agent sells any of the Collateral upon credit, the Debtors will be credited only with payments actually made by the purchaser, received by the Collateral Agent and applied to the indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral and the Debtors shall be credited with the proceeds of the sale.

         (b) LICENSE. For the purpose of enabling the Collateral Agent to exercise its rights and remedies under this Section 10 or otherwise in connection with this Agreement, each Debtor hereby grants to the Collateral Agent an irrevocable, non-exclusive and assignable license (exercisable without payment or royalty or other compensation to the Debtors) to use, license or sublicense any Intellectual Property Collateral.

         (c) PROCEEDS ACCOUNT. To the extent that any of the Secured Obligations may be contingent, unmatured or unliquidated (including with respect to undrawn amounts under the Letters of Credit) at such time as there may exist an Event of Default, the Collateral Agent may, at its election, (i) retain the proceeds of any sale, collection, disposition or other realization upon the Collateral (or any portion thereof) in a special purpose non-interest-bearing restricted deposit account (the "Proceeds Account") created and maintained by the Collateral Agent for such purpose (which shall constitute a Deposit Account included within the Collateral hereunder) until such time as the Collateral Agent may elect to apply such proceeds to the Secured Obligations, and each Debtor agrees that such retention of such proceeds by the Collateral Agent shall not be deemed strict foreclosure with respect thereto; (ii) in any manner elected by the Collateral Agent, estimate the liquidated amount of any such contingent, unmatured or unliquidated claims and apply the proceeds of the Collateral against such amount; or (iii) otherwise proceed in any manner permitted by applicable law. Each Debtor agrees that the Proceeds Account shall be a blocked account and that upon the irrevocable deposit of funds into the Proceeds Account, the Debtors shall not have any right of withdrawal with respect to such funds. Accordingly, each Debtor irrevocably waives until the termination of this Agreement in accordance with Section 22 the right to make any withdrawal from the Proceeds Account and the right to instruct the Collateral Agent to honor drafts against the Proceeds Account.

         (d) APPLICATION OF PROCEEDS. Subject to subsection (c), the cash proceeds actually received from the sale or other disposition or collection of Collateral, and any other amounts received in respect of the Collateral, shall be applied as provided in the Intercreditor Agreement. Any surplus thereof which exists after payment and performance in full of the Secured Obligations shall be promptly paid over to the Debtors or otherwise disposed of in accordance with the Intercreditor Agreement, the UCC or other applicable law. The Debtors shall remain liable to the Collateral Agent, the Agent, the Noteholders and the Lenders for any deficiency which exists after any sale or other disposition or collection of Collateral.

         SECTION 11 CERTAIN WAIVERS. Each Debtor waives, to the fullest extent permitted by law, (i) any right of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling of the Collateral or other collateral or security for the Secured Obligations; (ii) any right to require the Collateral Agent, the Agent, the Noteholders or the Lenders (a) to proceed against any Person, (b) to exhaust any other collateral or security for any of the Secured Obligations, (c) to pursue any remedy in the Collateral Agent's, the Agent's, any Noteholder's or any of the Lenders' power, or (d) to make or give any presentments, demands for performance, notices of nonperformance, protests, notices of protests or notices of dishonor in connection with any of the Collateral; and (iii) all claims, damages, and demands against the Collateral Agent, the Agent, the Noteholders or the Lenders arising out of the repossession, retention, sale or application of the proceeds of any sale of the Collateral.

         SECTION 12 NOTICES. All notices or other communications hereunder shall be given in the manner and to the addresses specified in the Intercreditor Agreement. All such notices and other communications shall be deemed to be delivered when a record (within the meaning of the UCC) has been (i) delivered by hand; (ii) sent by mail, upon the earlier of the date of receipt or five Business Days after deposit in the mail, first class (or air mail, with respect to communications sent to or from the United States); (iii) sent by facsimile transmission, or (iv) sent by email.

         SECTION 13 NO WAIVER; Cumulative Remedies. No failure on the part of the Collateral Agent, the Agent, any Noteholder or any Lender to exercise, and no delay in exercising, any right, remedy, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights and remedies under this Agreement are cumulative and not exclusive of any rights, remedies, powers and privileges that may otherwise be available to the Collateral Agent, the Agent, any Noteholder or any Lender.

         SECTION 14 COSTS AND EXPENSES; INDEMNIFICATION; OTHER CHARGES.

         (a) COSTS AND EXPENSES. Each Debtor agrees to pay on demand:

         (i) the reasonable out-of-pocket costs and expenses of the Collateral Agent and any of its Affiliates, and the reasonable fees and disbursements of counsel to the Collateral Agent (including allocated costs of internal counsel), in connection with the negotiation, preparation, execution, delivery and administration of this Agreement, and any amendments, modifications or waivers of the terms thereof, and the custody of the Collateral;

         (ii) all title, appraisal (including the allocated costs of internal appraisal services), survey, audit, consulting, search, recording, filing and similar fees, costs and expenses incurred or sustained by the Collateral Agent or any of its Affiliates in connection with this Agreement or the Collateral; and

         (iii) all costs and expenses of the Collateral Agent and its Affiliates and the fees and disbursements of counsel (including the allocated costs of internal counsel), in connection with the enforcement or attempted enforcement of, and preservation of any rights or interests under, this Agreement, any out-of-court workout or other refinancing or restructuring or in any bankruptcy case, and the protection, sale or collection of, or other realization upon, any of the Collateral, including all expenses of taking, collecting, holding, sorting, handling, preparing for sale, selling, or the like, and other such expenses of sales and collections of Collateral, and any and all losses, costs and expenses sustained by the Collateral Agent as a result of any failure by any Debtor to perform or observe its obligations contained herein.

         (b) INDEMNIFICATION. Each Debtor hereby agrees to indemnify the Collateral Agent, any Affiliate thereof, and their respective directors, officers, employees, agents, counsel and other advisors (each an "Indemnified Person") against, and hold each of them harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, including the reasonable fees and disbursements of counsel to an Indemnified Person (including allocated costs of internal counsel), which may be imposed on, incurred by, or asserted against any Indemnified Person, in any way relating to or arising out of this Agreement or the transactions contemplated hereby or any action taken or omitted to be taken by it hereunder (the "Indemnified Liabilities"); provided that the Debtors shall not be liable to any Indemnified Person for any portion of such Indemnified Liabilities to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from such Indemnified Person's gross negligence or willful misconduct. If and to the extent that the foregoing indemnification is for any reason held unenforceable, each Debtor agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         (c) OTHER CHARGES. Each Debtor agrees to indemnify the Collateral Agent, the Agent, each Noteholder and each Lender against and hold each of them harmless from any and all present and future stamp, transfer, documentary and other such taxes, levies, fees, assessments and other charges made by any jurisdiction by reason of the execution, delivery, performance and enforcement of this Agreement.

         (d) INTEREST. Any amounts payable to the Collateral Agent, the Agent, any Noteholder or any Lender under this Section 14 or otherwise under this Agreement if not paid within 10 calendar days after demand shall thereafter bear interest until paid in full, at the rate of interest set forth in Section 4.02 of the Credit Agreement.

         SECTION 15 BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the Debtors, the Collateral Agent, the Agent, each Noteholder and each Lender and their respective successors and assigns and shall bind any Person who becomes bound as a debtor to this Agreement.

         SECTION 16 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND TO THE EXTENT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR THE REMEDIES HEREUNDER, IN RESPECT OF ANY COLLATERAL ARE GOVERNED BY THE LAW OF A JURISDICTION OTHER THAN NEW YORK.

         SECTION 17 ENTIRE AGREEMENT; AMENDMENT. This Agreement and the Intercreditor Agreement contains the entire agreement of the parties with respect to the subject matter hereof and shall not be amended except by the written agreement of the parties hereto or as provided in the Intercreditor Agreement.

         SECTION 18 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Agreement, or the validity or effectiveness of such provision in any other jurisdiction.

         SECTION 19 COUNTERPARTS. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         SECTION 20 INCORPORATION OF PROVISIONS OF THE CREDIT AGREEMENT. To the extent the Credit Agreement contains provisions of general applicability to the Loan Documents, including any such provisions contained in Article XIII thereof, such provisions are incorporated herein by this reference.

         SECTION 21 NO INCONSISTENT REQUIREMENTS. Each Debtor acknowledges that this Agreement, the Credit Agreement, the other Loan Documents, the Amended and Restated Note Agreement and the other Loan Documents (as defined in the Amended and Restated Note Agreement) may contain covenants and other terms and provisions variously stated regarding the same or similar matters, and agrees that all such covenants, terms and provisions are cumulative and all shall be performed and satisfied in accordance with their respective terms.

         SECTION 22 FUTURE DEBTORS. At such time following the date hereof as any Person (an "Acceding Subsidiary") is required to accede hereto pursuant to the terms of Section 10.03(k) of the Credit Agreement, such Acceding Subsidiary shall execute and deliver to the Collateral Agent an accession agreement substantially in the form of Annex 1 (the "Accession Agreement'), signifying its agreement to be bound by the provisions of this Agreement as a Debtor to the same extent as if such Acceding Subsidiary had originally executed this Agreement as of the date hereof.

         SECTION 23 TERMINATION. Upon the termination of the Commitments of the Lenders, the surrender of the Letters of Credit and payment and performance in full of all Secured Obligations, the security interests created by this Agreement shall terminate and the Collateral Agent shall promptly execute and deliver to the Debtors such documents and instruments reasonably requested by the Debtors as shall be necessary to evidence termination of all security interests given by the Debtors to the Collateral Agent hereunder.

                              [SIGNATURES FOLLOW.]

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the date first above written.

                                 THE DEBTORS

                                 The Chalone Wine Group, Ltd., a California corporation

                                 By:_______________________________________
                                    Name:
                                    Title:

                                 Canoe Ridge Vineyard, L.L.C., a Washington limited liability company

                                 By:_______________________________________
                                    Name:
                                    Title:

                                 SHW Equity Co., a Washington corporation

                                 By:_______________________________________
                                    Name:
                                    Title:

                                 Canoe Ridge Winery, Inc.
                                 By:_______________________________________
                                    Name:
                                    Title:

                                 THE COLLATERAL AGENT

                                 Cooperatieve Centrale Raiffeisen-Boerenleenbank
                                 B.A., "Rabobank International", New York
                                 Branch

                                 By:_______________________________________
                                    Name:
                                    Title:

                                 By:_______________________________________
                                    Name:
                                    Title:

                                     ANNEX 1
                          to the Security Agreement


                          FORM OF ACCESSION AGREEMENT


To:      Cooperatieve   Centrale   Raiffeisen-Boerenleenbank   B.A.,   "Rabobank
         International", New York Branch ("Rabobank")

Re:      The Chalone Wine Group, Ltd.


Ladies and Gentlemen:

         This Accession Agreement is made and delivered pursuant to Section 22 of that certain Security Agreement dated as of April 19, 2002 (as amended, modified, renewed or extended from time to time, the "Security Agreement"), made between each Debtor named in the signature pages thereof (each a "Debtor" and collectively, the "Debtors"), and Rabobank as Collateral Agent (the "Collateral Agent"). All capitalized terms used in this Accession Agreement and not otherwise defined herein shall have the meanings assigned to them in either the Security Agreement.

         The Chalone Wine Group, Ltd. (the "Borrower") is party to that certain Credit Agreement dated as of April 19, 2002 (the "Credit Agreement) by and among the Borrower, the Lenders from time to time party thereto and the Agent.

         The Borrower is also party to that certain Amended and Restated Note Purchase Agreement dated as of April19, 2002 (the "Note Agreement") by and among the Borrower and the Noteholders.

         The undersigned, ___________________________ [INSERT NAME OF ACCEDING SUBSIDIARY], a _____________________ [CORPORATION, PARTNERSHIP, LIMITED LIABILITY COMPANY, ETC.], hereby acknowledges for the benefit of the Collateral Agent, the Agent, the Lenders and the Noteholders that it shall be a "Debtor" for all purposes of the Security Agreement effective from the date hereof. The undersigned confirms that the representations and warranties set forth in
Section 4 of the Security Agreement are true and correct as to the undersigned as of the date hereof.

         Without limiting the foregoing, the undersigned hereby agrees to perform all of the obligations of a Debtor under, and to be bound in all respects by the terms of, the Security Agreement, including Section 5 thereof, to the same extent and with the same force and effect as if the undersigned were an original signatory thereto. The undersigned hereby grants to the Collateral Agent, for itself and on behalf of and for the ratable benefit of the Agent, the Lenders and the Noteholders, a security interest in all of the undersigned's right, title and interest in, to and under all of its personal property (other than any Excluded Collateral), wherever located and whether now existing or owned or hereafter acquired or arising, including all Collateral, as security for the payment and performance of the Secured Obligations.

         Schedule  1 to the  Security  Agreement  is  hereby  amended  by adding
Schedule 1 attached hereto to the Security Agreement.


         This Accession Agreement shall constitute a Loan Document under the Credit Agreement and a Loan Document under the Note Agreement.

         THIS ACCESSION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         IN WITNESS WHEREOF, the undersigned has executed this Accession Agreement, as of the date first above written.


                                 [SUBSIDIARY]

                                 By__________________________________
                                 Name _______________________________
                                 Title_______________________________

                                   SCHEDULE 1
                           to the Security Agreement


1. Locations of Chief Executive Office and other Locations, including of Collateral

         a.     Chief Executive Office and Principal Place of Business:

                621 Airpark Road
                Napa, California 94558

         b. Other locations where Debtors conducts business or Collateral is kept:

                (i)     2585 Biddle Ranch Road,
                        San Louis Obispo, CA 93401

                (ii)    1102 W. Cherry St.
                        Walla Walla, WA 94362

                (iii)   71 Gangl Rd.
                        Wapato, WA 98951

                (iv)    Stonewall Canyon Road & Hwy 116
                        Soledad,  CA 93960

                (v)     1700 Moon  Mountain  Drive
                        Sonoma,  CA 95476

                (vi)    14301 Arnold  Drive
                        Glen Ellen,  CA 95442

                (vii)   2750 Las Amigas Road
                        Napa,  CA 94558

                (viii)  389 Fourth  Street  East
                        Sonoma,  CA 95476

                (ix)    4910 Edna Road
                        San Luis Obispo, CA 93401

                (x)     5055 Solano Avenue
                        Napa, CA 94558

                (xi)    #1 Vintage Lane
                        Glen Ellen, CA 95442


                                      S-1.

2.       Locations of Books Pertaining to Rights to Payment

         621 Airpark Road
         Napa, CA 94558


3.       Jurisdiction of Organization.

         Chalone Wine Group, Ltd                     California
         Canoe Ridge Vineyard, L.L.C.                Washington
         Canoe Ridge Winery, Inc.                    Washington
         SHW Equity Co.                              Washington
         Staton Hills Winery Company Limited         Washington


4.       Trade Names and Trade Styles; Other Corporate, Trade or Fictitious
         Names; Etc.

         Sageland Vineyards


5.       Inventory Stored with Warehousemen or on Leased Premises, Etc.

         Henry Wine Group
         531 Getty Court
         Suite A
         Benicia, CA 94510

         Tiger Mountain Warehouse
         19817 89th Avenue South
         Kent, WA 98301

         Biagi Warehouse
         787 Airpark Road
         Napa, CA 94558

6.       Patents, Copyrights, Trademarks, Etc.

         Trademarks: ACACIA, CARMENET, CHALONE VINEYARD, GAVILAN,
         SAGELANDS, STATON HILLS, MISTY RIDGE and PHOENIX


                                      S-2.

7.       Leased Equipment

         General office equipment leases; barrel leases with De Lage Landen.


8.       Deposit Accounts

         Wells Fargo Bank


9.       Investment Property

         None.


10.      Instruments and Chattel Paper

         None


11.      Commercial Tort Claims

         None


12.      Letter-of-Credit Rights

         None



                                      S-3.

                                   SCHEDULE 2
                           to the Security Agreement

                              Excluded Collateral

         All right, title and interest of the Debtor, if any, in and to all building material, building equipment and fixtures of every kind and nature whatsoever on said land or in any building, structure or improvement now or hereafter standing on an Excluded Parcel which are classified as fixtures under applicable law and which are used in connection with the operation, maintenance or protection of said buildings, structures and improvements as such (including, without limitation, all boilers, air conditioning, ventilating, plumbing, heating, lighting and electrical systems and apparatus, all communications equipment and intercom systems and apparatus, all sprinkler equipment and apparatus, all elevators and escalators, all irrigation systems, all wastewater treatment and disposal facilities, all vines and farm products growing thereon, and all trellises and the reversion or reversions, remainder or remainders, in and to said land, and together with the entire interest of the Debtor in and to all and singular the tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances to said land, belonging or in anywise appertaining thereto, including, without limitation, the entire right, title and interest of the Debtor in, to and under any streets, ways, alleys, gores or strips of land adjoining said land, and all claims or demands whatsoever of the Debtor either in law or in equity, in possession or expectancy, of, in and to said land, together with all accessions, parts and appurtenances appertaining or attached thereto and all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all thereof, and together with all rights, powers, privileges, options and other benefits of the Debtor, as lessor, under any leases including the right to collect any and all rents, profits or other income and the present and continuing right to make claim for, collect, receive and receipt for any and all of such rents, profits or other income (all of which properties are hereinafter referred to as the "Excluded Real Property Collateral").

         All materials, furniture, furnishings, machinery, fixtures and equipment now or hereafter erected on or affixed to the Excluded Real Property Collateral and including, but not limited to, all heating, plumbing, lighting, water heating, cooking, laundry, refrigerating, incinerating, communications, ventilating and air conditioning equipment, building signs, disposals, dishwashers, telephone systems, sprinkler systems, fire extinguishing apparatus and equipment, water tanks, engines, machines, boilers, dynamos, stokers, elevators, motors, cabinets, shades, blinds, partitions, window screens, screen doors, storm windows, awnings, drapes, rugs and other floor coverings, furniture, furnishings, radios and television sets and wiring and antennae therefor, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing, together with all other equipment, furnishings, fixtures, machinery and furniture owned by the Debtor now or hereafter attached or affixed to or used in and about the building or buildings now erected or hereafter to be erected on the Excluded Real Property Collateral, or otherwise located on the Excluded Real Property Collateral, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing.

         All judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the Excluded Real


                                      S-4.

Property Collateral or any part thereof or any improvements now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said Excluded Real Property Collateral or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets.

         All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including, without limitation, all proceeds and payments of insurance related to the foregoing.



                                      S-5.

                        FORM OF INTERCREDITOR AGREEMENT


                                 See attached.




                                   EXHIBIT E
                          (to Note Purchase Agreement)

               AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL
                                AGENCY AGREEMENT

         THIS AMENDED AND RESTATED INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT dated as of April 19, 2002 (this "AGREEMENT") is among (1) the Noteholders named in Schedule I hereto (collectively, the "NOTEHOLDERS") (2) the Facility Lenders named in Schedule II hereto (collectively, the "FACILITY LENDERS", the Noteholders and the Facility Lenders are collectively referred to as the "SECURED PARTIES"), (3) Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "RABOBANK INTERNATIONAL", New York Branch, as administrative agent for the Facility Lenders (the "AGENT") and (4) Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "RABOBANK INTERNATIONAL", New York Branch, as collateral agent for the Agent and the Secured Parties (the "COLLATERAL AGENT") and acknowledged and agreed to by (x) each of Edna Valley Vineyard, a California general partnership ("EDNA VALLEY"), SHW Equity Co., a Washington corporation ("SHW EQUITY"), Canoe Ridge Vineyard, L.L.C., a Washington limited liability company ("CANOE RIDGE"), Canoe Ridge Winery, Inc., a Washington corporation ("CRW") and Staton Hills Winery Company Limited, a Washington corporation ("STATON HILLS") (Edna Valley, SHW Equity, Canoe Ridge, CRW and Staton Hills each a "SUBSIDIARY GUARANTOR" and collectively the "SUBSIDIARY GUARANTORS"), each of which Subsidiary Guarantors is a subsidiary of The Chalone Wine Group, Ltd., a California corporation (the "COMPANY"), and (y) the Company. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in Section 1 below.

                                R E C I T A L S:

         A. Under and pursuant to the Credit Agreement dated as of April 19, 2002, among the Company, the Facility Lenders and the Agent, the Facility Lenders have made available to the Company Term Loans (as defined therein) in the aggregate principal amount of $17,500,000 and Revolving Loans (as defined therein) up to an aggregate principal amount of $55,000,000, together with a letter of credit subfacility and swingline loan subfacility (collectively, the "FACILITY DEBT") (such Credit Agreement, as the same may from time to time be amended, restated, supplemented or otherwise modified, the "CREDIT AGREEMENT").

         B. Each of the Subsidiary Guarantors has executed and delivered a Guaranty (collectively, the "FACILITY GUARANTY") pursuant to which each of the Subsidiary Guarantors has irrevocably, absolutely and unconditionally guaranteed to the Facility Lenders the payment of the principal of, premium, if any, and interest on the Facility Debt and the payment and performance of all other obligations of the Company under the Credit Agreement and the other Loan
Documents (as defined in the Credit Agreement), subject to certain limitations contained therein in the case of the guaranty of Edna Valley.

         C. Under and pursuant to the Amended and Restated Note Purchase Agreement dated as of April 19, 2002, among the Company and each of the Noteholders, the Company and the Noteholders have amended and restated the $30,000,000 aggregate principal amount of the Company's Senior Guaranteed Notes, Series A, B and C, Due September 15, 2010 originally issued and sold to the Noteholders on September 15, 2000 (collectively, the "NOTES") (such

Amended and Restated Note Purchase Agreement, as the same may from time to time be further amended, restated, supplemented or otherwise modified, the "NOTE AGREEMENT").

         D. Each of the Subsidiary Guarantors has executed and delivered an Amended and Restated Subsidiary Guarantee Agreement (collectively, the "NOTEHOLDER GUARANTY") each dated as of April 19, 2002 pursuant to which the Subsidiary Guarantors amended and restated the Subsidiary Guarantee Agreement to which it was heretofore a party under and pursuant to which it has irrevocably, absolutely and unconditionally guaranteed to the Noteholders the payment of the principal of, premium, if any, and interest on the Notes and the payment and performance of all other obligations of the Company under the Note Agreement, subject to certain limitations contained therein in the case of the guaranty of Edna Valley.

         E. The Facility Guaranty and the Noteholder Guaranty are each referred to as a "SUBSIDIARY GUARANTY" and are collectively referred to as the "SUBSIDIARY GUARANTIES".

         F. The obligations of the Company and the Subsidiary Guarantors (hereinafter each referred to as a "GRANTOR" and collectively as the "GRANTORS") under the Note Agreement and the Noteholder Guaranty are secured by the Collateral Documents described below.

         G. The obligations of the Grantors under the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) also are secured by the Collateral Documents described below.

         H. Notwithstanding the time or order of attachment or perfection or any provisions to the contrary in any of the Collateral Documents or the fact that all Secured Obligations are secured by the same Collateral Documents, the Secured Parties desire that the interests of the Secured Parties in the Collateral subject to the Collateral Documents shall have the following priorities: (i) the Term Debt shall be secured on a senior basis by the Term Debt Priority Collateral and on a subordinate basis by the Revolving Debt Priority Collateral, (ii) the Revolving Debt shall be secured on a senior basis by the Revolving Debt Priority Collateral and on a subordinate basis by the Term Debt Priority Collateral, and (iii) the Term Debt and the Revolving Debt will be secured pari passu by a first Lien on the Patent and Trademark Collateral, all as provided herein.

         I. The Secured Parties desire to appoint Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "RABOBANK INTERNATIONAL", New York Branch, as collateral agent to act on behalf of the Secured Parties regarding the Collateral, all as more fully provided herein.

         J. The Secured Parties, the Agent and the Collateral Agent desire to enter into this Agreement to provide, among other things, for (i) the appointment, duties and responsibilities of the Collateral Agent, (ii) the respective priorities, rights and interests of the parties in and to the Collateral, (iii) the orderly administration of the Collateral, (iv) the coordination of any enforcement by the parties of their respective rights under the Note Agreement, the Credit Agreement and the Collateral Documents and (v) the allocation of payments, if any, made under the Collateral Documents and the Subsidiary Guaranties, all upon the terms and subject to the conditions set forth in this Agreement.

         K. Pursuant to the requirements of the Note Agreement and the Credit Agreement, the Company has requested and the parties hereto have agreed to enter into this Agreement.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. DEFINITIONS.

         The following terms shall have the meanings assigned to them below in this SECTION 1 or in the provisions of this Agreement referred to below:

         "AFFILIATE" means any Person which, directly or indirectly, controls, is controlled by or is under common control with another Person. For purposes of the foregoing, "CONTROL," "controlled by" and "under common control with" with respect to any Person shall mean the possession, directly or indirectly, of the power (i) to vote 10% or more of the securities having ordinary voting power of the election of directors of such Person, or (ii) to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

         "BANKRUPTCY PROCEEDING" shall mean, with respect to any Person, a general assignment of such Person for the benefit of its creditors, or the institution by or against such Person of any proceeding seeking relief as debtor, or seeking to adjudicate such Person as bankrupt or insolvent, or seeking reorganization, arrangement, adjustment or composition of such Person or its debts, under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for such Person or for any substantial part of its property.

         "CASH EQUIVALENT INVESTMENTS" shall mean, (a) direct obligations of the United States Government or any agencies thereof and obligations guaranteed by the United States Government, in each case having remaining terms to maturity of not more than thirty days; and (b) certificates of deposit, time deposits and acceptances, including Eurodollar deposits, having remaining terms to maturity of not more than sixty days issued by a United States bank which has a combined capital and surplus of at least $750,000,000 and whose long-term certificates of deposit are rated "A" or better by Standard & Poor's Ratings Service or "A2" or better by Moody's Investors Service, Inc.

         "COLLATERAL"  shall  mean  the  Term  Debt  Priority  Collateral,   the
Revolving Debt Priority Collateral and the Patent and Trademark Collateral.

         "COLLATERAL DOCUMENTS" shall mean the "Collateral Documents" as defined in the Credit Agreement, which secure the obligations of the Company and the Subsidiary Guarantors under the Credit Agreement, the Facility Guaranty and the other Loan Documents (as defined in the Credit Agreement) and the "Collateral Documents" as defined in the Note Agreement, which secure the obligations of the Company and the Subsidiary Guarantors under the Note Agreement, the Notes and the Noteholder Guaranty.

         "COMPANY" shall have the meaning assigned thereto in the Recitals hereof.

         "CREDIT AGREEMENT" shall have the meaning assigned thereto in the Recitals hereof.

         "DEFAULT" shall mean an Event of Default or an event or condition which with notice or lapse of time or both would constitute an Event of Default.

         "DEED OF TRUST" shall mean each deed of trust or mortgage entered into by the Company, any other Grantor or any other Person, as trustor or mortgagor, for the benefit of the Collateral Agent or any other Person, as beneficiary or mortgagee on behalf of the Secured Parties to secure the Secured Obligations.

         "EVENT OF DEFAULT" shall mean any "Event of Default" as defined in the Note Agreement or the Credit Agreement.

         "FACILITY DEBT" shall have the meaning assigned thereto in the Recitals hereof.

         "GRANTORS" shall have the meaning assigned thereto in the Recitals hereof.

         "LIEN" means any mortgage, deed of trust, pledge, security interest, assignment, deposit arrangement, charge, encumbrance or other lien (statutory or otherwise).

         "MAKE-WHOLE AMOUNT" shall have the meaning assigned thereto in the Note Agreement.

         "NOTE AGREEMENT" shall have the meaning assigned thereto in the Recitals hereof.

         "NOTEHOLDER GUARANTY" shall have the meaning assigned thereto in the Recitals hereof.

         "NOTEHOLDERS" shall have the meaning assigned thereto in the Recitals hereof.

         "NOTES" shall have the meaning assigned thereto in the Recitals hereof.

         "PATENT AND TRADEMARK COLLATERAL" shall mean the Collateral described on Exhibit C hereto.

         "PERSON" shall mean an individual, partnership, limited liability company, corporation, trust, unincorporated organization or any other entity whatsoever, or any government or agency or political subdivision thereof.

         "PRO RATA SHARE" shall mean, in respect of any Secured Party as of any date of determination, the proportion which the amount of the Secured Obligations then owing to such Secured Party bears to the aggregate amount of Secured Obligations then owing to all Secured Parties.

         "REQUIRED REVOLVING DEBT SECURED PARTIES" shall have the meaning assigned thereto in the definition of Required Secured Parties.

         "REQUIRED SECURED PARTIES" shall mean, (a) with respect to the Revolving Debt Priority Collateral and the Collateral Documents related thereto, Revolving Debt Secured Parties holding more than 60% of the sum of (i) the unused Revolving Commitments (as defined in the Credit Agreement) for so long as the Revolving Commitments are in effect plus (ii) the unpaid principal amount of the Revolving Debt (the "Required Revolving Debt Secured Parties"), (b) with respect to the Term Debt Priority Collateral and the Collateral Documents related thereto, Term Debt Secured Parties holding more than 70% of the outstanding principal amount of the Term Debt (the "Required Term Debt Secured Parties"), and (c) in all other instances, the "Required Secured Parties" set forth in both clause (a) and (b) hereof in each case, measured on the date of determination of the "Required Secured Parties".

         "REQUIRED TERM DEBT SECURED PARTIES" shall have the meaning assigned thereto in the definition of Required Secured Parties.

         "REVOLVING DEBT" shall mean the Secured Obligations consisting of (i) all unpaid principal of the Revolving Loans (as defined in the Credit Agreement) (including therein the unpaid amount of any drawings under any letters of credit issued under the Credit Agreement and, without duplication, the undrawn portion of the face amount of any such letters of credit) and the Swingline Loans (as defined in the Credit Agreement), (ii) all accrued and unpaid interest thereon and (iii) all fees, commissions, indemnities and other amounts (without duplication of any Term Debt) owing to the Revolving Debt Secured Parties.

         "REVOLVING  DEBT  PRIORITY   COLLATERAL"   shall  mean  the  Collateral
described on EXHIBIT A hereto.

         "REVOLVING DEBT SECURED PARTIES" shall mean those Secured Parties which hold Revolving Debt.

         "SECURITY AGREEMENT" shall have the meanings assigned thereto in the Note Agreement and the Credit Agreement.

         "SECURED PARTY" shall have the meaning assigned thereto in the Recitals hereof.

         "SPECIFIED AMOUNT" shall mean as to any Secured Party the aggregate amount of the Secured Obligations owed to such Secured Party.

         "SECURED OBLIGATIONS" shall mean all indebtedness, liabilities and other obligations of the Company and the Subsidiary Guarantors to the Collateral Agent, the Agent and the Secured Parties under the Note Agreement, the Notes, the Credit Agreement, the Subsidiary Guaranties and the other Loan Documents (as defined in the Credit Agreement), including all principal in respect of the Notes and the Facility Debt, all interest accrued thereon, all fees due under the Note Agreement, the Notes, the Credit Agreement and the other Loan Documents (as defined in the Credit Agreement) and all other amounts payable by the Company or any Subsidiary Guarantor to the Collateral Agent, the Agent or any Secured Party thereunder or in connection therewith, whether now or hereafter existing or arising, and whether due or to become due, absolute or contingent, liquidated or unliquidated, determined or undetermined.

         "SENIOR PREFERENTIAL PAYMENT" shall mean any payments, or proceeds of the Collateral, from the Grantors or any other source with respect to the Secured Obligations (including from the exercise of any set-off), cumulatively, but without duplication, which are:

         (a) received by a Secured Party within 90 days prior to (1) the commencement of a Bankruptcy Proceeding with respect to any Grantor or (2) the acceleration of the Notes or the obligations under the Credit Agreement, and which payment reduces the amount of the Secured Obligations owed to such Secured Party below the amount owed to such Secured Party as of the 90th day prior to such commencement or acceleration,

         (b) received by a Secured Party (1) within 90 days prior to the occurrence of any Event of Default which has not been waived or cured within 30 days after the occurrence thereof and which payment reduces the amount of the Secured Obligations owed to such Secured Party below the amount owed to such Secured Party as of the 90th day prior to the occurrence of such Event of Default or (2) within 30 days after the occurrence of such Event of Default, or received by a Secured Party after the occurrence of a Special Event of

         (c)    Default except as provided in SS.6.11(B).

         "Special Event of Default" shall mean (a) the commencement of a Bankruptcy Proceeding with respect to any Grantor, (b) any other Event of Default which has not been waived or cured within 30 days after the occurrence thereof, or (c) the acceleration of the Notes or the obligations under the Credit Agreement.

         "SPECIAL TRUST ACCOUNT" shall mean that certain restricted account maintained by the Collateral Agent for the purpose of receiving and holding Senior Preferential Payments.

         "SUBSIDIARY GUARANTORS" shall have the meaning assigned thereto in the Recitals hereof.

         "SUBSIDIARY GUARANTY" shall have the meaning assigned thereto in the Recitals hereof.

         "TERM DEBT" shall mean the Secured Obligations consisting of (a) all outstanding principal of the Notes and the Term Loans (as defined in the Credit Agreement), (b) all accrued and unpaid interest and premium (including without limitation Make-Whole Amount) thereon and (c) all fees, commissions, indemnities and other amounts (without duplication of any Revolving Debt) owing to the Term Debt Secured Parties.

         "TERM DEBT PRIORITY COLLATERAL" shall mean the Collateral described on EXHIBIT C hereto.

         "TERM DEBT SECURED PARTIES" shall mean those Secured Parties which hold Term Debt.

         SECTION 2. PRIORITY OF LIENS.

         Section 2.1. Priority of Liens of Term Debt Secured Parties in respect of Term Debt Priority Collateral. (a) All Liens now or hereafter existing in favor of the Collateral Agent, any Secured Party or any other Person on any Term Debt Priority Collateral to secure the Revolving Debt shall be subject, subordinate and junior in all respects and at all times to the Liens or interests now or hereafter existing in favor of the Collateral Agent, any Secured Party or any other Person thereon to secure the Term Debt and (b) all Liens now or hereafter existing in favor of the Collateral Agent, any Secured Party or any other Person on any Term Debt Priority Collateral to secure the Term Debt shall be senior at all times to the Liens or interests now or hereafter existing in favor of the Collateral Agent, any Secured Party or any other Person thereon to secure the Revolving Debt, in each case, regardless of the fact that all Secured Obligations are secured by the same Collateral Documents, the time or order of attachment or perfection, any provisions to the contrary in any of the Collateral Documents or any other circumstances whatsoever.

         Section 2.2. Priority of Liens of Revolving Debt Secured Parties in respect of Revolving Debt Priority Collateral. (a) All Liens now or hereafter existing in favor of the Collateral Agent, any Secured Party or any other Person on any Revolving Debt Priority Collateral to secure the Term Debt shall be subject, subordinate and junior in all respects and at all times to the Liens or interests now or hereafter existing in favor of the Collateral Agent, any Secured Party or any other Person thereon to secure the Revolving Debt and (b) all Liens now or hereafter existing in favor of the Collateral Agent, any Secured Party or any other Person on any Revolving Debt Priority Collateral to secure the Revolving Debt shall be senior at all times to the Liens or interests now or hereafter existing in favor of the Collateral Agent, any Secured Party or any other Person thereon to secure the Term Debt, in each case, regardless of the fact that all Secured Obligations are secured by the same Collateral Documents, the time or order of attachment or perfection, any provisions to the contrary in any of the Collateral Documents or any other circumstances whatsoever.

         Section 2.3. Liens of Secured Parties in respect of Patent and Trademark Collateral are Pari Passu. All Liens now or hereafter existing in favor of the Collateral Agent, any Secured Party or any other Person on any Patent and Trademark Collateral to secure the Term Debt or the Revolving Debt shall be PARI PASSU in all respects and at all times, regardless of the fact that all Secured Obligations are secured by the same Collateral Documents, the time or order of attachment or perfection, any provisions to the contrary in any of the Collateral Documents or any other circumstances whatsoever.

         Section  2.4.   Nonavoidability   of  Liens.  The   subordinations  and
priorities specified hereinabove are expressly conditioned upon the nonavoidability and perfection of the Lien to which another Lien is subordinated or made PARI PASSU and, if the Lien to which another Lien is subordinated or made PARI PASSU is not perfected or is avoidable, for any reason, then the subordinations and relative priority agreements provided for herein shall not be effective as to the particular Collateral which is the subject of the unperfected or avoidable lien.

         SECTION 3. RELATIONSHIPS AMONG SECURED PARTIES.

         Section 3.1. Restrictions on Actions. Each Secured Party agrees that, so long as any Secured Obligations are outstanding or any Secured Party has any commitment to extend credit in respect thereof pursuant to the terms of the Credit Agreement, the provisions of this Agreement shall provide the exclusive method by which any Secured Party may exercise rights and remedies with respect to the Collateral under the Collateral Documents and under applicable law relating to the rights and remedies of secured creditors. Therefore, each Secured Party shall, for the mutual benefit of all Secured Parties, except as permitted under this Agreement:

                (a) refrain from taking or filing any action, judicial or otherwise, to enforce any rights or pursue any remedy under the Collateral Documents, except for delivering notices hereunder;

                (b) refrain from (1) selling any Secured Obligations to the Company or any Affiliate of the Company and (2) accepting any guaranty of, or any other security for, the Secured Obligations from the Company or any Affiliate of the Company or any other Person, except any guaranty or security granted to the Collateral Agent for the benefit of all Secured Parties in the relative priorities set forth herein; and

                (c) refrain from exercising any rights or remedies with respect to the Collateral under the Collateral Documents, or under applicable law relating to the rights and remedies of secured creditors, which have or may have arisen or which may arise as a result of a Default or Event of Default or otherwise;

PROVIDED, HOWEVER, that nothing contained in subsections (a) through (c) above shall prevent the Agent or any Secured Party from exercising or enforcing any other right or remedy available to the Agent or any Secured Party under the Note Agreement, the Notes, the Credit Agreement, the Subsidiary Guaranties or the other Loan Documents (as defined in the Credit Agreement), as the case may be, including, without limitation, accelerating the maturity of the Term Debt, the Revolving Debt or the Notes, as the case may be, terminating any commitments to lend additional money to the Company under the Credit Agreement in accordance with the terms thereof, imposing a default rate of interest in accordance with the Credit Agreement or the Note Agreement, as applicable, raising any defenses in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may, but shall not be obligated to, direct and control any defense directly relating to the Collateral or any one or more of the Collateral Documents, which shall be governed by the provisions of this Agreement. NOTWITHSTANDING THE FOREGOING, NO SECURED PARTY SHALL EXERCISE, OR ATTEMPT TO EXERCISE, ANY RIGHT OF SET-OFF, BANKER'S LIEN, OR THE LIKE, AGAINST ANY DEPOSIT ACCOUNT OR PROPERTY OF THE COMPANY OR ANY OF ITS SUBSIDIARIES HELD OR MAINTAINED BY THE SECURED PARTY WITHOUT THE PRIOR WRITTEN CONSENT OF THE COLLATERAL AGENT, THE REQUIRED REVOLVING DEBT SECURED PARTIES AND THE REQUIRED TERM DEBT SECURED PARTIES.

         Section 3.2. Representations and Warranties. (a) Each of the Secured Parties represents and warrants to the other parties hereto that:

                        (1) It (i) is either (x) a corporation duly organized, existing and in good standing under the laws of the jurisdiction of its incorporation or (y) a national banking association duly incorporated and existing under the laws of the United States of America or a state-licensed branch of a foreign bank, and (ii) has all requisite power (corporate or otherwise) to own its property and conduct its business as now conducted and as presently contemplated.

                        (2) The execution, delivery and performance by such Secured Party of this Agreement has been authorized by all necessary proceedings (corporate or otherwise) and does not and will not contravene any provision of law, its charter or by-laws or any amendment thereof, or of any indenture, agreement, instrument or undertaking binding upon such Secured Party.

                        (3) The execution, delivery and performance by such Secured Party of this Agreement will result in a valid and legally binding obligation of such Secured Party enforceable in accordance with its terms.

                (b)    The Collateral Agent hereby represents and warrants that:

                        (1) Collateral Agent is a New York state-licensed branch of a Netherlands banking cooperative validly existing and in good standing under the laws of the State of New York.

                        (2) Collateral Agent has full power, authority and legal right under the laws of New York pertaining to its banking powers to execute, deliver, and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

                        (3) execution,delivery and performance by the Collateral Agent of this Agreement will not contravene any law, rule or regulation of the United States or any United States governmental authority or agency regulating the Collateral Agent's banking activities or any judgment or order applicable to or binding on the Collateral Agent and will not contravene or result in any breach of, or constitute a default under, the Collateral Agent's constitutive documents or the provision of any indenture, mortgage, contract or other agreement to which it is a party or by which it or any of its properties is bound.

                        (4) execution,delivery and performance by the Collateral Agent of this Agreement will not require the authorization, consent, or approval of, the giving of notice to, the filing or registration with, or the taking of any other action in respect of, any United States governmental authority or agency regulating the banking activities of the Collateral Agent.

                        (5) Agreement has been duly executed and delivered by the Collateral Agent and constitutes the legal, valid, and binding agreement of the Collateral Agent, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

         Section 3.3. Cooperation; Accountings. Each of the parties hereto will, upon the reasonable request of another party, from time to time execute and deliver or cause to be executed and delivered such further instruments, and do and cause to be done such further acts as may be necessary or proper to carry out more effectively the provisions of this Agreement. The Secured Parties agree to provide to each other upon reasonable request a statement of all payments received in respect of Secured Obligations.

         Section 3.4. Termination of Credit Agreement, Note Agreement or Additional Facilities. Upon final payment in full of all Secured Obligations owing to any Secured Party, and, in the case of any Facility Lender, after the termination of such Facility Lender's Revolving Commitment (as defined in the Credit Agreement), such Secured Party shall cease to be a party to this Agreement; provided, however, if all or any part of any payments to such Secured Party are invalidated or set aside or required to be paid or repaid to any Person in any Bankruptcy Proceeding or otherwise (including, without limitation, any payment required to be made by such Secured Party to one or more of the other Secured Parties pursuant to ss.6.15 hereof), then this Agreement shall be renewed as of such date and shall thereafter continue in full force and effect to the extent of the Secured Obligations so invalidated, set aside, paid or repaid.

         SECTION 4. APPOINTMENT AND AUTHORIZATION OF COLLATERAL AGENT.

                (a)Each Secured Party hereby irrevocably designates and appoints
Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch as the Collateral Agent of such Secured Party under this Agreement and the Collateral Documents, and each Secured Party hereby irrevocably authorizes Cooperatieve Centrale Raiffeisen- Boerenleenbank B.A., "Rabobank International", New York Branch as the Collateral Agent for such Secured Party to execute and enter into each of the Collateral Documents and all other instruments relating to said Collateral Documents and (i) to take action on its behalf and exercise such powers and use such discretion as are expressly permitted hereunder and under the Collateral Documents and all instruments relating hereto and thereto and (ii) to exercise such powers and perform such duties as are, in each case, expressly delegated to the Collateral Agent by the terms hereof and thereof together with such other powers and discretion as are reasonably incidental hereto and thereto.

                (b) Notwithstanding any provision to the contrary elsewhere in this Agreement or the Collateral Documents, the Collateral Agent shall not have any duties or responsibilities except those expressly set forth herein or therein or any fiduciary relationship with any Secured Party, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any Collateral Document or otherwise exist against the Collateral Agent.

         SECTION 5. AGENCY PROVISIONS.

         Section 5.1. Delegation of Duties. The Collateral Agent may exercise its powers and execute any of its duties under this Agreement and the Collateral Documents by or through employees, agents or attorneys-in-fact and shall be entitled to take and to rely on advice of counsel concerning all matters pertaining to such powers and duties. The Collateral Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care. The Collateral Agent may utilize the services of such Persons as the

Collateral Agent in its sole discretion may determine, and all reasonable fees and expenses of such Persons shall be borne by the Company.

         Section 5.2. Exculpatory Provisions. Neither the Collateral Agent nor any of the Collateral Agent's officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action taken or omitted to be taken by it or such Person under or in connection with this Agreement or any Collateral Document or any Collateral (except for its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any of the Secured Parties for any recitals, statements, representations or warranties made by the Grantors, any officer thereof or any other Person contained in, or made or deemed made in connection with, the Credit Agreement, the Note Agreement or any Collateral Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Collateral Agent under or in connection with, this Agreement, the Credit Agreement, the Note Agreement or any Collateral Document, or for the due execution, legality, value, validity, effectiveness, genuineness, enforceability or sufficiency of the Credit Agreement, the Note Agreement or any Collateral Document or any other document or instrument furnished pursuant thereto or of any of the Collateral or for any failure of any Grantor to perform its obligations under such documents. The Collateral Agent shall be under no obligation to the Secured Parties to ascertain or to inquire as to the observance or performance of any of the agreements contained in, statements made in, or conditions of the Credit Agreement, the Note Agreement or any Collateral Document or to inspect the property (including the books and records) of the Grantors.

Section 5.3. Reliance by Collateral Agent. The Collateral Agent shall be entitled to rely, and shall be fully protected and shall incur no liability in acting and relying, upon any writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Grantors), independent accountants and other experts selected by the Collateral Agent. Without limiting the generality of the foregoing, the Collateral Agent may treat the payee of any Term Debt or Revolving Debt as the registered holder thereof until it receives notice or otherwise has actual knowledge that such payee is no longer the registered holder of such Term Debt or Revolving Debt. Notwithstanding anything to the contrary contained herein or in any Collateral Document, the Collateral Agent shall be fully justified in failing or refusing to take action under this Agreement or the Collateral Documents (including, without limitation, the exercise of any rights or remedies under, or the entering into of any agreement amending, modifying, supplementing, waiving any provision of, or the giving of consent pursuant to, any of the Collateral Documents) unless it shall first receive instructions of the relevant Required Secured Parties as is contemplated by ss.6 hereof and it shall first be indemnified to its reasonable satisfaction by the relevant Secured Parties against any and all liability and expense which may be incurred by it by reason of taking, continuing to take or refraining from taking any such action. The Collateral Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Collateral Documents in accordance with the provisions of ss.6.5 hereof and in accordance with written instructions of the relevant Required Secured Parties pursuant to ss.6.3 hereof, and such instructions and any action taken or failure to act pursuant thereto shall be binding upon all the relevant Secured Parties.

Section 5.4. Knowledge or Notice of Default, Event of Default. The Collateral Agent shall not be deemed to have actual, constructive, direct or indirect knowledge or notice of the occurrence of any Default or Event of Default unless and until the Collateral Agent has received written notice from a Secured Party or the Company referring to the Credit Agreement, the Note Agreement or the Collateral Documents, describing such Default or Event of Default, setting forth in reasonable detail the facts and circumstances thereof and stating that the Collateral Agent may rely on such notice without further inquiry; provided that if the Agent is the Collateral Agent hereunder, the Collateral Agent shall be deemed to have actual knowledge and notice of the occurrence of any Default or Event of Default (as defined in the Credit Agreement) under the Credit Agreement if the Agent has actual knowledge of such Default or Event of Default or has declared an Event of Default under the Credit Agreement. The Collateral Agent shall have no obligation or duty prior to or after receiving any such notice to inquire whether a Default or Event of Default has in fact occurred and shall be entitled to rely, and shall be fully protected in so relying, on any such notice furnished to it.

Section 5.5. Non-Reliance on Collateral Agent and Other Secured Parties. Each Secured Party expressly acknowledges that, except as expressly set forth in this Agreement, neither the Collateral Agent nor any of the Collateral Agent's officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Collateral Agent hereafter taken, including any review of the affairs of the Grantors, shall be deemed to constitute any representation or warranty by the Collateral Agent to any Secured Party. Each Secured Party represents that it has, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and credit-worthiness of the Grantors and made its own decision to enter into this Agreement, the Credit Agreement, the Note Agreement or any Collateral Document. Each Secured Party also represents that it will, independently and without reliance upon the Collateral Agent or any other Secured Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under the Credit Agreement, the Note Agreement or any Collateral Document and this Agreement, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and credit-worthiness of the Grantors. Except for notices, reports and other documents expressly required to be furnished to the Secured Parties by the Collateral Agent hereunder, the Collateral Agent shall not have any duty or responsibility to provide the Secured Parties with any credit or other information concerning the business, operations, property, financial and other condition or credit-worthiness of the Grantors which may come into the possession of the Collateral Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

Section 5.6. Indemnification. The Secured Parties agree to indemnify the Collateral Agent in its capacity as such (to the extent not reimbursed by the Company or the Subsidiary Guarantors, but without limiting any obligation of the Company and the Subsidiary Guarantors to do so) ratably in accordance with the Secured Parties' Pro Rata Shares, against, and hold the Collateral Agent harmless from, any and all liabilities, obligations, losses, claims, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever, which may be imposed on, incurred by, or asserted against the Collateral Agent, in any way relating to or arising out of this Agreement or any Collateral Document or the transactions contemplated hereby or thereby or any action taken or omitted by the Collateral Agent in connection with any of the foregoing; PROVIDED that no Secured Party shall be liable to the Collateral Agent for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent they are found by a final decision of a court of competent jurisdiction to have resulted from the Collateral Agent's gross negligence or willful misconduct.. The agreements in this ss.5.6 shall survive the payment of the Secured Obligations.

         Section 5.7. Collateral Agent in Its Individual Capacity. Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch and its Affiliates may make loans to and generally engage in any kind of business with the Company or any other Grantor as though such Person was not the Collateral Agent hereunder and without any duty to account therefor to the Secured Parties. With respect to any Term Debt or Revolving Debt issued to it and advances made by it under the Credit Agreement, if any, Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch shall have the same rights and powers under this Agreement as any Secured Party and may exercise the same as though it were not the Collateral Agent, and the terms "Secured Party" and "Secured Parties" shall include Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch in its individual capacity.

         Section 5.8. Successor Collateral Agent.

                (a) The Collateral Agent may resign at any time upon sixty days' notice to the Secured Parties and the Company and may be removed at any time, with or without cause, by the Required Secured Parties by written notice delivered to the Company, the Collateral Agent and the Secured Parties. If the Collateral Agent is also a Facility Lender, then the Noteholders may remove the Collateral Agent for a continuing breach of its obligations under this Agreement at any time upon a vote of the holders of 66-2/3% or more of the aggregate principal amount of outstanding Notes, PROVIDED that the Collateral Agent shall be given a reasonable opportunity to cure such breach prior to any such removal. After any resignation or removal hereunder of the Collateral Agent, the provisions of this ss.5 shall continue to inure to its benefit as to any actions taken or omitted to be taken by it in connection with its role as Collateral Agent hereunder while it was the Collateral Agent under this Agreement and it shall be entitled to be paid promptly when due any amounts owing to it pursuant to ss.5.6.

                (b) Upon receiving notice of any such resignation or removal, a successor Collateral Agent shall be appointed by the Required Secured Parties; provided, however, that such successor Collateral Agent shall be (i) a bank or trust company having a combined capital and surplus of at least $500,000,000, subject to supervision or examination by a federal or state banking authority; and (ii) authorized under the laws of the jurisdiction of its incorporation or organization to assume the functions of the Collateral Agent. If the appointment of such successor shall not have become effective (as hereafter provided) (x) within such sixty day period after the Collateral Agent's notice of resignation or (y) upon removal of the Collateral Agent, then the Collateral Agent may assign the Liens and its duties hereunder and under the Collateral

Documents to the Secured Parties, as their interests may appear, and in such case all references herein to "Collateral Agent" shall be deemed to refer to the "Required Secured Parties." Any Secured Party may petition a court of competent jurisdiction for the appointment of a successor Collateral Agent. Such court shall, after such notice as it may deem proper, appoint a successor Collateral Agent meeting the qualifications specified in this ss.5.8(b). The Secured Parties hereby consent to such petition and appointment so long as such criteria are met.

                (c) The resignation or removal of a Collateral Agent shall become effective upon the execution and delivery of such documents or instruments as are necessary to transfer the rights and obligations of the Collateral Agent under the Collateral Documents, including, without limitation, the delivery and recordation of all amendments, instruments, Deed of Trusts, financing statements, continuation statements and other documents necessary to maintain the perfection of the security interests held by the Collateral Agent hereunder. Copies of each such document or instrument shall be delivered to all Secured Parties. Subject to the foregoing provisions of this ss.5.8(c), the appointment of a successor Collateral Agent pursuant to this ss.5.8 shall become effective upon the acceptance of the appointment as Collateral Agent hereunder by a successor Collateral Agent. Upon such effective appointment, the successor Collateral Agent shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Collateral Agent and the retiring Collateral Agent shall be discharged from its rights, powers, privileges and duties under this Agreement and the other Collateral Documents; provided, however, that the provisions of this ss.5 shall continue to inure to the retiring Collateral Agent's benefit as to any actions taken or omitted to be taken by it in connection with its role as Collateral Agent hereunder while it was the Collateral Agent under this Agreement.

         SECTION 6. ACTIONS BY THE COLLATERAL AGENT.

         Section 6.1. Duties and Obligations. The duties and obligations of the Collateral Agent are only those set forth in this Agreement and in the Collateral Documents.

         Section 6.2. Notification of Default. If the Collateral Agent has been notified in a writing conforming to the requirements of ss.5.4 by any Secured Party that a Default, an Event of Default or a Special Event of Default has occurred, the Collateral Agent shall furnish to the Secured Parties a copy of such written notice and may, but is under no obligation to, furnish to the Company a copy of the notice received by the Collateral Agent and a copy of the Collateral Agent's notice to the Secured Parties. The failure of any Secured Party having knowledge of the occurrence of a Default, an Event of Default or a Special Event of Default to notify the Collateral Agent or any Secured Party of such occurrence, however, does not constitute a waiver of such Default, Event of Default or Special Event of Default by the Secured Parties. Upon receipt of a notice conforming to the requirements of ss.5.4 from a Secured Party of the occurrence of an Event of Default or a Special Event of Default, the Collateral Agent shall (in addition to the action required by the first sentence of this ss.6.2) promptly (and in any event no later than three Business Days after receipt of such notice) issue its Notice of Default to all Secured Parties. Such Notice of Default shall indicate the nature of such Event of Default or Special Event of Default. The Notice of Default may contain a recommendation of actions to be taken by the Secured Parties and/or request instructions from the Secured Parties and shall specify the date on which responses are due in order to be timely within ss.6.4 hereof.

Section 6.3. Exercise of Remedies. Except as otherwise provided in ss.6.5, the Collateral Agent shall take only such actions and exercise only such remedies under the Collateral Documents as are approved in written instructions delivered to the Collateral Agent and signed by the relevant Required Secured Parties required under ss.6.4. In the event that the Collateral Agent shall determine in good faith that taking the actions specified in such instructions is contrary to law, it may refrain (and shall be fully protected in so refraining) from taking such action and shall immediately give notice of such fact to each of the Secured Parties. In the event that instructions received by the Collateral Agent are in its good faith judgment ambiguous or conflict with other instructions received by the Collateral Agent, the Collateral Agent (a) shall promptly notify the Secured Parties of such ambiguity or conflict and request clarifying instructions, and (b) may either (1) delay taking any such action or exercising any such remedy pending the receipt of such clarifying instructions (and shall be fully protected in so delaying) or (2) take such actions as it is entitled under ss.6.5.

         Section 6.4. Instructions from Secured Parties.

         Notwithstanding anything express or implied to the contrary in any Collateral Document:

                (a) remedies and other actions to be taken under the Collateral Documents or applicable law with respect to the Revolving Debt Priority Collateral shall be directed by the Required Revolving Debt Secured Parties, or by the Required Term Debt Secured Parties with the written consent of the Required Revolving Debt Secured Parties (such consent not to be unreasonably withheld or delayed);

                (b) remedies and other actions to be taken under the Collateral Documents or applicable law with respect to the Term Debt Priority Collateral shall be directed by the Required Term Debt Secured Parties, or by the Required Revolving Debt Secured Parties with the written consent of the Required Term Debt Secured Parties (such consent not to be unreasonably withheld or delayed);

                (c) remedies and other actions to be taken under the Collateral Documents or applicable law with respect to the Patent and Trademark Collateral shall be directed by both the Required Term Debt Secured Parties and by the Required Revolving Debt Secured Parties; and

                (d) if any Secured Party does not respond in a timely manner to any notice (including, without limitation, a Notice of Default) from the Collateral Agent or request for instructions within the time period specified by the Collateral Agent in such notice or request for instructions (which shall be a minimum of five Business Days), the Secured Obligations held by such Secured Party which would otherwise be included in a determination of Required Secured Parties shall not be included in the determination of Required Secured Parties for purposes of such notice or request for instructions. Any action taken or not taken without the vote of such Secured Party or Secured Parties under this ss.6.4 shall nevertheless be binding on such Secured Party or Secured Parties.

Section 6.5. Emergency Actions. If the Collateral Agent has asked the relevant Secured Parties for instruction and if the relevant Required Secured Parties have not yet responded to such request, the Collateral Agent shall be authorized to take, but shall not be required to take and shall in no event have any liability for the taking or the failure to take, such actions (other than any action described or permitted under ss.6.7 hereof) with regard to a Default or Event of Default which the Collateral Agent, in good faith, believes to be reasonably required to promote and protect the interests of the Secured Parties and to preserve the value of the Collateral and shall give the Secured Parties appropriate notice of such action; PROVIDED that once instructions with respect to such request have been received by the Collateral Agent from the relevant Required Secured Parties, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto.

         Section 6.6. Changes to Collateral Documents. Any term of the Collateral Documents may be amended, and the performance or observance by the parties to a Collateral Document of any term of such Collateral Document may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of both the Required Term Debt Secured Parties and the Required Revolving Debt Secured Parties.

         Section 6.7. Release of Collateral. The release of any Collateral by the Collateral Agent from the Lien of any Collateral Document shall be permitted with the written consent of all of the Secured Parties; provided, however, that if the Company or its Subsidiaries disposes of Collateral pursuant to a disposition that is permitted under both the Credit Agreement and the Note Agreement, then the written consent of the Secured Parties to the release by the Collateral Agent of such Collateral shall not be required.

         Section 6.8. Other Actions. The Collateral Agent shall have the right to take such actions, or omit to take such actions, hereunder and under the Collateral Documents not inconsistent with the written instructions of the relevant Required Secured Parties delivered pursuant to ss.6.3 hereof or the terms of this Agreement, including actions the Collateral Agent deems necessary or appropriate to perfect or continue the perfection of the Liens on the Collateral for the benefit of the Secured Parties. Except as otherwise provided by applicable law, the Collateral Agent shall have no duty as to any Collateral, the collection or protection of the Collateral or any income therefrom
(including any duty to ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not the Collateral Agent has or is deemed to have knowledge of such matters), nor as to the preservation of rights against prior parties, nor as to the preservation of rights pertaining to the Collateral beyond the safe custody of any Collateral in the Collateral Agent's actual possession.

         Section 6.9. Cooperation. To the extent that the exercise of the rights, powers and remedies of the Collateral Agent in accordance with this Agreement requires that any action be taken by any Secured Party, such Secured Party shall take such action and cooperate with the Collateral Agent to ensure that the rights, powers and remedies of all Secured Parties are exercised in full.

         Section 6.10. Distribution of Proceeds of Collateral and Subsidiary Guaranties.

                (a) Upon any realization upon the Term Debt Priority Collateral, the Secured Parties agree that the proceeds thereof shall be applied (i) first, to the amounts owing to the Collateral Agent, solely in its capacity as Collateral Agent (or owing to the Secured Parties in such capacity if the Collateral Agent has resigned or has been removed), by the Grantors or the Secured Parties pursuant to this Agreement or the Collateral Documents; (ii) second, ratably to the payment of the Agent's administrative agency fee (which fee shall not exceed $30,000 per year) and all professional and other out-of-pocket fees, costs and expenses owing to the Agent and the Secured Parties by the Grantors according to the aggregate amounts of such fees, costs and expenses then owing to the Agent and each Secured Party; (iii) third, ratably to the payment of all amounts of accrued and unpaid interest (other than breakage costs or any Make-Whole Amount) which constitute Term Debt according to the aggregate amounts of such interest then owing to each Term Debt Secured Party; (iv) fourth, ratably to all amounts of principal outstanding in respect of the Term Debt according to the aggregate amounts of such principal then owing to each Term Debt Secured Party; (v) fifth, ratably to all other Secured Obligations then owing to the Term Debt Secured Parties according to the aggregate amounts of such Secured Obligations then owing to each Term Debt Secured Party; (vi) sixth, ratably to all Secured Obligations then owing to the Revolving Debt Secured Parties (such amounts to be ratably applied to the Secured Obligations of the Revolving Debt Secured Parties in the same order as provided in ss.6.10(b) below); and (vii) seventh, the balance, if any, shall be returned to the Grantors or such other Persons as are entitled thereto.

                (b) Upon any realization upon the Revolving Debt Priority Collateral, the Secured Parties agree that the proceeds thereof shall be applied
(i) first, to the amounts owing to the Collateral Agent, solely in its capacity as Collateral Agent (or owing to the Secured Parties in such capacity if the Collateral Agent has resigned or has been removed), by the Grantors or the Secured Parties pursuant to this Agreement or the Collateral Documents; (ii) second, ratably to the payment of the Agent's administrative agency fee (which fee shall not exceed $30,000 per year) and all professional and other out-of-pocket fees, costs and expenses owing to the Agent and the Secured Parties by the Grantors according to the aggregate amounts of such fees, costs and expenses then owing to the Agent and each Secured Party; (iii) third, ratably to the payment of all amounts of accrued and unpaid interest (other than any breakage costs) which constitute Revolving Debt according to the aggregate amounts of such interest then owing to each Revolving Debt Secured Party; (iv) fourth, ratably to all amounts of principal and obligations owing in respect of Specified Swap Contracts outstanding in respect of the Revolving Debt according to the aggregate amounts of such principal or obligations then owing to each Revolving Debt Secured Party; (v) fifth, ratably to all other Secured Obligations then owing to the Revolving Debt Secured Parties according to the aggregate amounts of such Secured Obligations then owing to each Revolving Debt Secured Party; (vi) sixth, ratably to all Secured Obligations then owing to the Term Debt Secured Parties (such amounts to be ratably applied to the Secured Obligations of the Term Debt Secured Parties in the same order as provided in ss.6.10(a) above); and (vii) seventh, the balance, if any, shall be returned to the Grantors or such other Persons as are entitled thereto.

                (c) Upon any realization upon the Patent and Trademark Collateral, the Secured Parties agree that the proceeds thereof shall be applied
(i) first, to the amounts owing to the Collateral Agent, solely in its capacity as Collateral Agent (or owing to the Secured Parties in such capacity if the Collateral Agent has resigned or has been removed), by the Grantors or the Secured Parties pursuant to this Agreement or the Collateral Documents; (ii) second, ratably to the payment of the Agent's administrative agency fee (which fee shall not exceed $30,000 per year) and all professional and other out-of-pocket fees, costs and expenses owing to the Agent and the Secured Parties by the Grantors according to the aggregate amounts of such fees, costs and expenses then owing to the Agent and each Secured Party; (iii) third, ratably to the payment of all amounts of accrued and unpaid interest (other than breakage costs or any Make-Whole Amount) which constitute Secured Obligations according to the aggregate amounts of such interest then owing to each Secured Party; (iv) fourth, ratably to all amounts of principal outstanding in respect of the Secured Obligations according to the aggregate amounts of such principal then owing to each Secured Party; (v) fifth, ratably to all other Secured Obligations then owing to the Secured Parties according to the aggregate amounts of such Secured Obligations then owing to each Secured Party; and (vi) sixth, the balance, if any, shall be returned to the Grantors or such other Persons as are entitled thereto.

                (d) Upon any payment or other recovery under the Subsidiary Guaranties, the Secured Parties agree that the proceeds thereof shall be applied
(i) first, to the amounts owing to the Collateral Agent, solely in its capacity as Collateral Agent (or owing to the Secured Parties in such capacity if the Collateral Agent has resigned or has been removed), by the Grantors or the Secured Parties pursuant to this Agreement or the Collateral Documents; (ii) second, ratably to the payment of the Agent's administrative agency fee (which fee shall not exceed $30,000 per year) and all professional and other out-of-pocket fees, costs and expenses owing to the Agent and the Secured Parties by the Grantors according to the aggregate amounts of such fees, costs and expenses then owing to the Agent and each Secured Party; (iii) third, ratably to the payment of all amounts of accrued and unpaid interest (other than breakage costs or any Make-Whole Amount) which constitute Secured Obligations according to the aggregate amounts of such interest then owing to each Secured Party; (iv) fourth, ratably to all amounts of principal outstanding in respect of the Secured Obligations according to the aggregate amounts of such principal then owing to each Secured Party; and (v) fifth, ratably to all other Secured Obligations then owing to the Secured Parties according to the aggregate amounts of such Secured Obligations then owing to each Secured Party.

                (e) Upon the request of the Collateral Agent prior to any distribution under this ss.6.10, each Secured Party shall provide to the Collateral Agent certificates, in form and substance reasonably satisfactory to the Collateral Agent, setting forth the respective amounts referred to in ss.6.10(a), ss.6.10(b), ss.6.10(c) and ss.6.10(d) hereof which each such Secured Party believes it is entitled to receive.

                (f) Notwithstanding the preceding subsections 6.10(a) through 6.10(c), in the event that the Company is required to mandatorily prepay the Facility Debt under Section 5.03(b)(ii), (b)(iii) or (b)(iv) of the Credit Agreement, such prepayments shall be made in accordance with the terms thereof; provided, however, that if either (1) an Event of Default has occurred and is continuing at the time of such prepayment or (2) after giving effect on a pro forma basis to the application of such prepayment proceeds as provided in the Credit Agreement a Specified Loan to Value Event (as defined in the Note Agreement) would occur as a result thereof, then the provisions of this Agreement shall govern the application of the prepayment proceeds and such proceeds shall be applied to the Secured Obligations pursuant to the terms of this Section 6.10; PROVIDED FURTHER that if the terms of this Section 6.10 shall govern the application of such prepayment proceeds as a result of the facts set forth only in clause (2) hereof, then the amount of such prepayment proceeds that shall be applied pursuant to this Section 6.10 shall be that amount of the proceeds which will be required to prepay the Secured Obligations so that a Specified Loan to Value Event will not occur and be continuing after giving effect to the application of such proceeds under this Section 6.10.

         Notwithstanding the preceding Sections 6.10(a) through (d) to the contrary, any payment hereunder of the Agent's administrative agency fee pursuant to the Sections 6.10(a)(ii), (b)(ii), (c)(ii) and (d)(ii) shall not exceed $30,000 in the aggregate per year.

         Section 6.11. Senior Preferential Payments and Special Trust Account.

                (a) After the receipt by each Secured Party of a Notice of Default pursuant to ss.6.2 stating that a Special Event of Default has occurred, all Senior Preferential Payments other than those payments received pursuant to subsection (b) of this ss.6.11 shall be delivered to the Collateral Agent for deposit into the Special Trust Account.

                (b) If (i) such Special Event of Default is waived by the Facility Lenders and the Noteholders and if no other Event of Default has occurred and is continuing, (ii) such Special Event of Default is cured by the Company or by any amendment of the Credit Agreement or the Note Agreement, as the case may be, and if no other Event of Default has occurred and is continuing or (iii) any or all of the Secured Obligations have not been accelerated and the Required Secured Parties have not instructed the Collateral Agent to foreclose on a substantial portion of the Collateral, seek the appointment of a receiver, commence litigation against the Company, liquidate the Collateral, commence a Bankruptcy Proceeding against the Company, seize Collateral, or exercise other remedies of similar character prior to the 180th day following such Special Event of Default, the Collateral Agent thereupon shall return all amounts, together with their pro rata share of any interest earned thereon, held in the Special Trust Account representing payment of any Secured Obligations to the Secured Party initially entitled thereto, and no payments thereafter received by a Secured Party shall constitute a Senior Preferential Payment by reason of such cured or waived Special Event of Default. No payment returned to a Secured Party for which such Secured Party has been obligated to make a deposit into the Special Trust Account shall thereafter ever be characterized as a Senior Preferential Payment.

                (c) Each Secured Party agrees that upon the occurrence of a Special Event of Default it shall (i) promptly notify the Collateral Agent of the receipt of any Senior Preferential Payments, (ii) hold such amounts in trust for the Secured Parties and act as agent of the Secured Parties during the time any such amounts are held by it, and (iii) deliver promptly to the Collateral Agent such amounts for deposit into the Special Trust Account as soon as practicable.

                (d) If the Secured Obligations have been accelerated or the Required Secured Parties have instructed the Collateral Agent to foreclose on a substantial portion of the Collateral, seek the appointment of a receiver, commence litigation against the Company, liquidate the Collateral, commence a Bankruptcy Proceeding against the Company, seize Collateral, or exercise other remedies of similar character, then all funds, together with interest earned thereon, held in the Special Trust Account and all subsequent Senior Preferential Payments shall be applied in accordance with the provisions of ss.6.10 above.

         Section 6.12. Authorized Investments. Any and all funds held by the Collateral Agent in its capacity as Collateral Agent, whether pursuant to any provision of this Agreement or any of the Collateral Documents, shall to the extent feasible within a reasonable time be invested by the Collateral Agent in Cash Equivalent Investments. Prior to making such investment or to the extent it is not feasible to invest such funds in Cash Equivalent Investments, the Collateral Agent shall hold any such funds in an interest bearing account. Any interest earned on such funds shall be disbursed to the Secured Parties in accordance with ss.6.10 or ss.6.11, as applicable. The Collateral Agent shall have no duty to place funds held and invested pursuant to this ss.6.12 in investments which provide a maximum return. The Collateral Agent shall not be responsible for any loss of any funds invested in accordance with this ss.6.12.

         Section 6.13. Restoration of Obligations. For the purposes of determining the amount of outstanding Secured Obligations, if any Secured Party is required to deposit any Senior Preferential Payment in the Special Trust Account, then the obligations intended to be satisfied by such Senior Preferential Payment shall be revived, as of the date of the deposit of such amount with the Collateral Agent, in the amount of such Senior Preferential Payment and such obligation shall continue in full force and effect (and, if applicable, bear interest from such deposit date at the non-default rate as provided in the Notes or in the Credit Agreement, as the case may be) as if such Secured Party had not received such payment. All such revived obligations shall be included as Secured Obligations for purposes of allocating any payments under ss.6.10 and for applying the definition of Required Secured Parties. If any such revived obligation shall not be allowed as a claim under the Bankruptcy Code due to the fact that the Senior Preferential Payment has in fact been made by the Company, the Secured Parties shall make such other equitable arrangements for the purchase and sale of participations in the Secured Obligations to effectuate the intent of this ss.6.13.

         Section 6.14. Bankruptcy, Preferences, etc. If any payment to a Secured Party is subsequently invalidated, declared to be fraudulent or preferential or set aside and is required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or Federal law, common law or equitable cause, and such Secured Party has previously made a deposit in respect of such payment into the Special Trust Account pursuant to ss.6.11, then the Collateral Agent shall distribute to such Secured Party proceeds from the Special Trust Account in an amount equal to such deposit or so much thereof as is affected by such events and if, due to previous disbursements to the Secured Parties pursuant to ss.6.11(d), the proceeds in the Special Trust Account are insufficient for such purpose, then each other Secured Party shall pay to such Secured Party upon demand an amount equal to a ratable portion of such disbursements of the deposit which was distributed to each such Secured Party according to the aggregate amounts so distributed to each such Secured Party.

         Section 6.15. Sharing of Proceeds. If, despite the provisions of this Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Agreement, such Secured Party shall hold such payment or other recovery in trust for the benefit of the parties entitled thereto and promptly pay over or deliver such payment or other recovery to the Collateral Agent for application by the Collateral Agent in accordance with this Agreement.

         SECTION 7. BANKRUPTCY PROCEEDINGS.

         The following provisions shall apply during any Bankruptcy Proceeding of any Grantor:

                (a) The Collateral Agent shall represent all Secured Parties in connection with all matters directly relating to the Collateral, including without limitation, use, sale or lease of Collateral, use of cash collateral, relief from the automatic stay and adequate protection. The Collateral Agent shall act on the instructions of the Required Secured Parties; provided that such instructions by the Required Secured Parties shall not treat any Secured Party differently with respect to rights in the Collateral from any other Secured Party; and provided further that if action is required prior to the time such instructions are received or if the Required Secured Parties fail to give instructions with respect to any matter, the Collateral Agent shall be authorized to act, or refrain from acting, in accordance with ss.6.5 hereof.

                (b) Each Secured Party shall be free to act independently on any issue not directly relating to the Collateral, including without limitation, matters relating to appointment of a trustee, conversion of a case, filing of claims, and plans of reorganization. Each Secured Party shall give prior notice to the Collateral Agent of any such action to the extent that such notice is possible. If such prior notice is not given, such Secured Party shall give prompt notice following any such action.

         SECTION 8. ADDITIONAL AGREEMENTS OF SECURED PARTIES.

                (a) The Term Debt Secured Parties agree that the Revolving Debt Secured Parties, through their authorized representatives or agents, may (to the extent the Term Debt Secured Parties have the right to restrict access to the Term Debt Priority Collateral) enter upon any real property constituting Term Debt Priority Collateral from time to time during normal business hours for the sole purpose of inspecting, repairing, removing, caring for, harvesting, protecting or conducting a sale or sales of any or all of the Revolving Debt Priority Collateral if the Agent provides the Term Debt Secured Parties notice prior to each entry (which shall not be less than two (2) business days except in the case of emergency). The Term Debt Secured Parties further agree that neither the Agent nor any Revolving Debt Secured Party shall have any obligation or liability to any Term Debt Secured Party, except, however, that the Revolving Debt Secured Parties shall promptly repair any damage to the Term Debt Priority Collateral caused by the removal, repair, sale or inspection and the Revolving Debt Secured Parties shall be liable for, and shall indemnify, defend and hold the Collateral Agent and the Term Debt Secured Parties harmless from the gross negligence or willful misconduct of their employees or agents in connection with such removal, repairs, sale or inspection. The Agent and Revolving Debt Secured Parties agree that neither the Collateral Agent nor the Term Debt Secured Parties shall have any obligation or liability to preserve, protect, manage, maintain, safekeep or otherwise have any responsibility for the Revolving Debt Priority Collateral beyond the safe custody of any Collateral in any such Person's actual possession; provided, however, that the Term Debt Secured Parties agree that they will not take or direct the Collateral Agent to take any action to destroy or damage any crops grown on, attached to, affixed to, or located on any Term Debt Priority Collateral.

                (b) The Collateral Agent agrees to use its best efforts to give to the Agent, via certified mail, written notice prior to the exercise by the Collateral Agent of any of its rights or remedies against the Term Debt Priority Collateral at the address provided for in ss.10.2 below; PROVIDED, HOWEVER, that any failure to so provide such notice shall have no effect on the ability of the Collateral Agent to exercise any of its rights or remedies against the Term Debt Priority Collateral.

                (c) The Collateral Agent agrees to use its best efforts to give to the Term Debt Secured Parties, via certified mail, written notice prior to the exercise by Collateral Agent of any of its rights or remedies against the Revolving Debt Priority Collateral at the address provided for in ss.10.2 below; PROVIDED, HOWEVER, that any failure to so provide such notice shall have no effect on the ability of the Collateral Agent to exercise any of its rights or remedies against the Revolving Debt Priority Collateral.

                (d) If the Collateral Agent takes possession of the Grantors' books and records included in the Revolving Debt Priority Collateral, the Collateral Agent shall provide the Term Debt Secured Parties reasonable access to inspect and copy such books and records if the Term Debt Secured Parties provide prior notice (which shall be not less than two (2) business days except in the case of emergency) and if such access is necessary to exercise its rights and remedies in the Term Debt Priority Collateral.

                (e) If the Collateral Agent or the Revolving Debt Secured Parties receives any Term Debt Priority Collateral or any proceeds thereof (other than crops and proceeds of crops which are not included in the Term Debt Priority Collateral) in which the Term Debt Secured Parties have a prior perfected security interest or if the Collateral Agent or Term Debt Secured Parties receives any Revolving Debt Priority Collateral or any proceeds thereof in which the Revolving Debt Secured Parties have a prior perfected security interest, such party shall (a) notify the other party in writing of the nature of such receipt, the date of the receipt and the amount thereof; (b) deduct from the proceeds received any costs or expenses (including attorneys' fees and expenses) incurred in connection with the acquisition of such proceeds; (c) hold the remaining amount of such proceeds in trust for the benefit of the other party until paid over to the other party; and (d) pay the remaining amount of such proceeds or deliver the applicable Collateral to the other party hereto promptly upon receipt thereof. If at any time payment, in whole or in part, of any Collateral or proceeds of Collateral distributed hereunder is rescinded or must otherwise be restored or returned as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, then each party receiving any portion of such proceeds agrees, upon demand, to return the portion of such proceeds it has received to the party responsible for restoring or returning such proceeds.

         SECTION 9. PROVISIONS RELATING TO PATENT & TRADEMARK COLLATERAL

         For the purpose of enabling the Collateral Agent to exercise its rights and remedies under the Collateral Documents and under applicable law in respect of the Revolving Debt Priority Collateral, each Secured Party hereby permits the Collateral Agent to use, license or sublicense any of the Patent and Trademark Collateral as reasonably required in connection therewith.

         SECTION 10. MISCELLANEOUS.

         Section 10.1. Entire Agreement. This Agreement represents the entire Agreement among the Collateral Agent, the Agent, the Secured Parties and the Grantors in respect of the subject matter hereof.

         Section 10.2. Notices. Notices hereunder shall be given to the Secured Parties at their addresses as set forth in the Note Agreement or the Credit Agreement or at such other address as may be designated by each in a written notice to the other parties hereto.

         Section 10.3. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent, the Agent and each of the Secured Parties and their respective successors and assigns, whether so expressed or not, and, in particular, shall inure to the benefit of and be enforceable by and against any future holder or holders of any Secured Obligations, and the term "Secured Party" shall include any such subsequent holder of Secured Obligations, wherever the context permits.

         Section 10.4. Consents, Amendment, Waivers. All amendments, waivers or consents of any provision of this Agreement shall be effective only if the same shall be in writing and signed by the Collateral Agent, the Agent and all of the Secured Parties.

         Section 10.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to any conflicts of law principles.

         Section 10.6. Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one Agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart.

         Section 10.7. Sale of Interest. No Secured Party will sell, transfer or otherwise dispose of any interest in the Secured Obligations unless such purchaser or transferee shall agree, in writing, to be bound by the terms of this Agreement.

         Section 10.8. Severability. In case any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

         Section 10.9. Expenses. In the event of any litigation to enforce this Agreement, the prevailing party shall be entitled to its reasonable attorney's fees (including the allocated costs of in-house counsel).

         Section 10.10. Term of Agreement. This Agreement shall terminate when all Secured Obligations are paid in full and such payments are not subject to any possibility of revocation or rescission and no Secured Party has any commitment to extend any additional credit constituting Secured Obligations under the terms of the Credit Agreement, or when the Collateral Agent, the Agent and all of the Secured Parties mutually agree in a writing to terminate this Agreement, whichever occurs earlier.

         Section 10.11. Obligations Several. The obligations of the Secured Parties, the Agent and the Collateral Agent hereunder are several. The failure of any Secured Party, the Agent or the Collateral Agent to carry out its obligations hereunder shall not relieve any other Secured Party, the Agent or the Collateral Agent of any obligation hereunder, nor shall any Secured Party, the Agent or the Collateral Agent be responsible for the obligations of, or any action taken or omitted by, any other Person hereunder. Nothing contained in this Agreement shall be deemed to cause any Secured Party, the Agent or the Collateral Agent to be considered a partner of or joint venturer with any other Secured Party, the Collateral Agent, the Agent, the Subsidiary Guarantors or the Company.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

                                          COOPERATIEVE CENTRALE RAIFFEISEN-
                                          BOERENLEEBANK  B.A., "RABOBANK
                                          INTERNATIONAL",  NEW YORK BRANCH, AS
                                          AGENT

                                          BY:___________________________________

                                          NAME: ________________________________

                                          ITS:__________________________________


                                          BY:___________________________________

                                          NAME: ________________________________

                                          ITS:__________________________________

                                      COOPERATIEVE CENTRALE RAIFFEISEN-
                                      BOERENLEEBANK  B.A., "RABOBANK
                                      INTERNATIONAL",  NEW YORK BRANCH, AS
                                      COLLATERAL AGENT

                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________


                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________



                                      FARM CREDIT SERVICES OF AMERICA, PCA

                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________


                                      AGSTAR FINANCIAL SERVICES, PCA, D/B/A FARM
                                        CREDIT SERVICES COMMERCIAL FINANCE GROUP

                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________

                                      COOPERATIEVE CENTRALE RAIFFEISEN-
                                      BOERENLEEBANK  B.A., "RABOBANK
                                      INTERNATIONAL",  NEW YORK BRANCH, AS
                                      A FACILITY LENDER

                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________


                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________



                                      FARM CREDIT WEST FLCA

                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________


                                      U.S. BANK NATIONAL ASSOCIATION

                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________

                                      COMERICA BANK - CALIFORNIA

                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________


    THE UNDERSIGNED HEREBY ACKNOWLEDGE AND AGREE TO THE FOREGOING AGREEMENT.

                                      EDNA VALLEY VINEYARD


                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________



                                      SHW EQUITY CO.

                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________


                                      CANOE RIDGE VINEYARD, L.L.C.

                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________

                                      STATON HILLS WINERY COMPANY LIMITED

                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________


                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________



                                      CANOE RIDGE WINERY, INC.

                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________


                                      THE CHALONE WINE GROUP, LTD.

                                      BY:___________________________________

                                      NAME: ________________________________

                                      ITS:__________________________________

                                   Exhibit A
                                       to
                            Intercreditor Agreement

                       Revolving Debt Priority Collateral

         The collateral described in the granting clauses of the Security Agreements each dated as of April 19, 2002, made by the Grantors in favor of the Collateral Agent to secure the Facility Debt (as the same may from time to time be amended, restated, supplemented or otherwise modified, the "SECURITY AGREEMENT") including, without limitation:

         Each Grantor's right, title and interest in, to and under all of its personal property, wherever located and whether now existing or owned or hereafter acquired or arising, including the following property: (i) all Accounts; (ii) all Chattel Paper; (iii) all Commercial Tort Claims; (iv) all Deposit Accounts; (v) all Documents; (vi) all Equipment; (vii) all Farm Products, (viii) all General Intangibles; (ix) all Instruments; (x) all Inventory; (xi) all Investment Property; (xii) all Letter-of-Credit Rights; and
(xii) all money, all products and Proceeds of any and all of the foregoing, and all Supporting Obligations of any and all of the foregoing. Notwithstanding the foregoing, except for fixtures (as provided in Section 9-313 of the UCC), such grant of a security interest shall not extend to any asset which would be real property under the law of the jurisdiction in which it is located or any Excluded Collateral.

         Capitalized terms used in this Exhibit A and not otherwise defined in this Agreement or in this Exhibit A shall have the meanings given to such terms in the Security Agreement.

                                   Exhibit B
                                       to
                            Intercreditor Agreement

                                 Real Property

         Real Property

         All of the Mortgaged Property (as defined in the subject Deed of Trust) described in each Deed of Trust in each of the following locations:

         Deeds of Trusts executed by the Company and/or various Subsidiary Guarantors for real properties bearing the following APN designations in the States of California and Washington:

         APN

         047-272-012

         047-272-011

         047-272-016

         047-272-018

         027-470-030

         127-011-001

         053-070-037

         417-181-053

         417-201-001

         417-181-029

         417-181-030

         417-181-036

         417-181-052

         417-201-002

         36-07-19-51-2701

         36-07-19-51-2702

         36-07-19-51-2601

         36-07-19-51-2602

         1-2554-400-0004-001

         1-3055-200-0001-001

         1-2554-400-0003-000

         191221-41002

         191211-42001

         191221-13001

         191221-14001

         191221-31013

                                   Exhibit C
                                       to
                            Intercreditor Agreement
                         TERM DEBT PRIORITY COLLATERAL

     THE COLLATERAL DESCRIBED IN THE GRANTING CLAUSES OF THE DEEDS OF TRUST
                         INCLUDING, WITHOUT LIMITATION:


                             GRANTING CLAUSE FIRST

                                   COLLATERAL

         [For leasehold properties: All of the Company's leasehold estate created under that certain lease dated __________, 19__ between the Company, as Lessee and ___________, as Lessor (said Lessor, together with their respective successors and assigns, said Lease as heretofore amended together with any future modifications, amendments, additions, assignments and supplements thereto, and substitutions, extensions, renewals or replacements thereof is hereafter referred to as the "Lease") demising the parcels of land in ______ County in the State of California described in Annex A attached hereto and made a part hereof ("Land"), together with all options to renew, extend or purchase (including rights of first refusal) now or hereafter contained in the Lease, and the benefits of all covenants contained in the Lease whether running with the Land or otherwise, together with the entire interest of the Company in and to all buildings, structures, improvements and appurtenances now standing, or at any time hereafter constructed or placed, upon such land, including all right, title and interest of the Company, if any, in and to all building material, building equipment and fixtures of every kind and nature whatsoever on said land or in any building, structure or improvement now or hereafter standing on said land which are classified as fixtures under applicable law and which are used in connection with the operation, maintenance or protection of said buildings, structures and improvements as such (including, without limitation, all boilers, air conditioning, ventilating, plumbing, heating, lighting and electrical systems and apparatus, all communications equipment and intercom systems and apparatus, all sprinkler equipment and apparatus and all elevators and escalators) and the reversion or reversions, remainder or remainders, in and to said land, and together with the entire interest of the Company in and to all and singular the tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances to said land, belonging or in anywise appertaining thereto, including, without limitation, the entire right, title and interest of the Company in, to and under any streets, ways, alleys, gores or strips of land adjoining said land, and all claims or demands whatsoever of the Company either in law or in equity, in possession or expectancy, of, in and to said land, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described, which is now owned or is hereafter acquired by the Company and is affixed or attached or annexed to said land, shall be and remain or become and constitute the security covered by and subject to the Lien of this Deed of Trust, together with all accessions, parts and appurtenances appertaining or attached thereto and all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all thereof, and together with all rights, powers, privileges, options and other benefits of the Company, as sublessor, under any subleases including the right to collect any and all rents, profits or other income and the present and continuing right to make claim for, collect, receive and receipt for any and all of such rents, profits or other income (all of which properties are hereinafter referred to as the "REAL PROPERTY"). The assignment of rents set forth in the proceeding sentence is intended by the parties hereto to be effective to create a present security interest in all existing and future rents, profits or other income arising from or related to the Land under California Civil Code Section 2938, as amended from time to time.]

         [For fee owned properties: The parcels of land in ______ County in the State of California described in Annex A attached hereto and made a part hereof ("LAND"), together with the entire interest of the Company in and to all buildings, structures, improvements and appurtenances now standing, or at any time hereafter constructed or placed, upon such land, including all right, title and interest of the Company, if any, in and to all building material, building equipment and fixtures of every kind and nature whatsoever on said land or in any building, structure or improvement now or hereafter standing on said land which are classified as fixtures under applicable law and which are used in connection with the operation, maintenance or protection of said buildings, structures and improvements as such (including, without limitation, all boilers, air conditioning, ventilating, plumbing, heating, lighting and electrical systems and apparatus, all communications equipment and intercom systems and apparatus, all sprinkler equipment and apparatus and all elevators and escalators) and the reversion or reversions, remainder or remainders, in and to said land, and together with the entire interest of the Company in and to all and singular the tenements, hereditaments, easements, rights of way, rights, privileges and appurtenances to said land, belonging or in anywise appertaining thereto, including, without limitation, the entire right, title and interest of the Company in, to and under any streets, ways, alleys, gores or strips of land adjoining said land, and all claims or demands whatsoever of the Company either in law or in equity, in possession or expectancy, of, in and to said land, it being the intention of the parties hereto that, so far as may be permitted by law, all property of the character hereinabove described, which is now owned or is hereafter acquired by the Company and is affixed or attached or annexed to said land, shall be and remain or become and constitute a portion of said land and the security covered by and subject to the Lien of this Deed of Trust, together with all accessions, parts and appurtenances appertaining or attached thereto and all substitutions, renewals or replacements of and additions, improvements, accessions and accumulations to any and all thereof, and together with all rights, powers, privileges, options and other benefits of the Company, as lessor, under any leases including the right to collect any and all rents, profits or other income and the present and continuing right to make claim for, collect, receive and receipt for any and all of such rents, profits or other income (all of which properties are hereinafter referred to as the "REAL PROPERTY"). The assignment of rents set forth in the proceeding sentence is intended by the parties hereto to be effective to create a present security interest in all existing and future rents, profits or other income arising from or related to the Land under California Civil Code Section 2938, as amended from time to time.]

                             GRANTING CLAUSE SECOND

                                 TRADE PROPERTY

         All  materials,   furniture,   furnishings,   machinery,  fixtures  and
equipment now or hereafter erected on or affixed to the Collateral and including, but not limited to, all heating, plumbing, lighting, water heating, cooking, laundry, refrigerating, incinerating, communications, ventilating and air conditioning equipment, building signs, disposals, dishwashers, telephone systems, sprinkler systems, fire extinguishing apparatus and equipment, water tanks, engines, machines, boilers, dynamos, stokers, elevators, motors, cabinets,  shades,  blinds,  partitions,  window  screens,  screen doors,  storm windows, awnings, drapes, rugs and other floor coverings, furniture, furnishings, radios and television sets and wiring and antennae therefor, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing, together with all other goods, equipment, furnishings, fixtures, machinery and furniture owned by the Company now or hereafter attached or affixed to or used in and about the building or buildings now erected or hereafter to be erected on the Collateral, or otherwise located on the Collateral, and all fixtures, accessions and appurtenances thereto, and all renewals or replacements of or substitutions for any of the foregoing (all of which properties are hereinafter referred to as "TRADE PROPERTY").


                             GRANTING CLAUSE THIRD

                        CONDEMNATION AWARDS AND PAYMENTS

         To the extent assignable, all judgments, awards of damages, settlements and other compensation heretofore or hereafter made resulting from condemnation proceedings or the taking of the Collateral or any part thereof or any improvements now or at any time hereafter located thereon or any easement or other appurtenance thereto under the power of eminent domain, or any similar power or right (including any award from the United States Government at any time after the allowance of the claim therefor, the ascertainment of the amount thereof and the issuance of the warrant for the payment thereof), whether permanent or temporary, or for any damage (whether caused by such taking or otherwise) to said Collateral or any part thereof or the improvements thereon or any part thereof, or to any rights appurtenant thereto, including severance and consequential damage, and any award for change of grade of streets (collectively, "CONDEMNATION AWARDS").


                             GRANTING CLAUSE FOURTH


         Subject to the satisfaction in full of all indebtedness outstanding under the Revolving Credit Agreement Notes, a collateral security interest in all of the Company's right, title and interest in and to the General Intangibles related to the Collateral (as defined in the Credit Agreement) of the Company.



                             GRANTING CLAUSE FIFTH

                                    PROCEEDS


         All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquidated claims, including, without limitation, all proceeds and payments of insurance related to the Collateral.


                               EXCEPTED PROPERTY

         There is, however, expressly excepted and excluded from the Term Debt Priority Collateral, the Revolving Debt Priority Collateral of the Company and the other Grantors, now owned or hereafter acquired (herein called the "EXCEPTED PROPERTY").

                     Schedule I to Intercreditor Agreement

                              List of Noteholders


         Farm Credit Services of America, PCA

         Agstar Financial Services, PCA, D/B/A Farm Credit Services Commercial Finance Group

                     Schedule II to Intercreditor Agreement

                            List of Facility Lenders


Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank International", New York Branch

Farm Credit West FLCA

U.S. Bank National Association

Comerica Bank - California

                         FORM OF COMPLIANCE CERTIFICATE


To Each Of The Purchasers
Listed In The Attached Schedule 2
        Re:    The Chalone Wine Group, Ltd.

Ladies and Gentlemen:
         This Compliance Certificate is made and delivered pursuant to the Amended and Restated Note Purchase Agreement dated as of April 19, 2002 (as amended, modified, supplemented, renewed or extended from time to time, the "Note Purchase Agreement") among The Chalone Wine Group, Ltd. (the "Company"), and each of the Purchasers listed in the attached Schedule 2, and reference is made thereto for full particulars of the matters described therein. All capitalized terms used in this Compliance Certificate and not otherwise defined herein shall have the meanings assigned to them in the Note Purchase Agreement. This Compliance Certificate relates to the accounting period ending __________.

         I am the [Chief Financial Officer] of the Company. I have reviewed the terms of the Note Purchase Agreement and I have made, or caused to be made under my supervision, a detailed review of the transactions and conditions of the Company and its Subsidiaries during such accounting period. I hereby certify that the information set forth on Schedule 1 hereto (and on any additional schedules hereto setting forth further supporting detail) is true, accurate and complete as of the end of such accounting period.

         I hereby further certify that (i) as of the date hereof, no Default has occurred and is continuing, and (ii) on and as of the date hereof, there has occurred no Material Adverse Effect since December 31, 2001 except in each case as may be set forth in a separate attachment hereto describing in detail the nature of each condition or event constituting an exception to the foregoing statements, the period during which it has existed and the action which the Company is taking or proposes to take with respect to each such condition or event.

         IN WITNESS WHEREOF, the undersigned officer has signed this Compliance Certificate this ____ day of ______________.


                                        _________________________________
                                        Name:
                                        Title:


                                   EXHIBIT F
                        (to the Note Purchase Agreement)

                                   SCHEDULE 1

                           TO COMPLIANCE CERTIFICATE


                       Worksheet for Financial Covenants
             for the accounting period ending ____________________.

Section 10.4(a)-Leverage Ratio                  Actual            Required
______________________________                  ______            ________

A.  Consolidated Indebtedness

    (i) total Indebtedness of the               $_____________
    Company and its Subsidiaries on a
    consolidated basis

    (ii) accounts payable to trade              $_____________
    creditors for goods and services and
    current operating liabilities (not the
    result of the borrowing of money)
    incurred in the ordinary course of the
    Company's or the Subsidiaries'
    business in accordance with
    customary terms and paid within the
    specified time (unless contested in
    good faith by appropriate
    proceedings and reserved for in
    accordance with GAAP)

    (iii) Indebtedness owing by the             $_____________
    Company to the estate of Richard
    Graff in a principal amount not to
    exceed $1,000,000

    (i) minus (ii) minus (iii)                  $
                                                 ==============

B.  600% of Consolidated Rent Expense           $______________
(calculated on a rolling 4-quarter basis)

C.  A + B                                       $______________

D.  Consolidated  EBITDA
    (calculated on a rolling 4-quarter basis)

    (i) Consolidated Net Income (computed       $______________
    without giving effect to
    any gains or losses from dispositions
    of assets and other extraordinary
    items)



    (ii) Consolidated Interest Expense          $______________


    (iii) income tax expense                    $______________


    (iv) depreciation expense,                  $______________
    amortization expense, other non-cash
    expenses


    Sum of (i) + (ii) + (iii) + (iv)            $
                                                 ==============


E.  Consolidated Rent Expense                   $______________
    (calculated on a rolling 4-quarter basis)


F.  D + E                                       $______________


G.  Ratio of C to F                             ______:________ See Section 10.4
                                                                (a) of the Note
                                                                Purchase
                                                                Agreement

Section 10.4(b) - Consolidated Tangible
Net Worth

A.  Minimum Consolidated Tangible Net
    Worth Calculation

    (i) $76,000,000                             $______________  $76,000,000

    (ii) Net Issuance Proceeds received
    by the Company or any Subsidiary
    from the sale or issuance of equity
    securities to any Person other than
    the Company or any Subsidiary after
    December 31,2001                            $______________

    (iii) Net Issuance Proceeds received
    by the Company or any Subsidiary
    from the sale or issuance of
    Subordinated Debt to any Person
    other than the Company or any
    Subsidiary after December 31, 2001          $______________

    (iv) 75% of positive Consolidated
    Net Income, if any, for each fiscal
    quarter elapsed after
    December 31, 2001                           $______________

     Sum of (i) + (ii) + (iii) + (iv)           $______________


B.  Consolidated Tangible Net Worth

    (i) Consolidated Total Assets               $______________

    (ii)Intangible Assets (including            $______________
    goodwill, organizational expense,
    research and development expense,
    patent applications, patents,
    trademarks, trade names, brands,
    copyrights, trade secrets, customer
    lists, licenses, franchises and
    covenants not to compete)

    (iii) Subordinated Debt                     $______________

    (iv) Consolidated Total Liabilities         $______________

    Sum of (i) - (ii) + (iii) - (iv)            $
                                                 ==============

C.  Excess (deficient) for covenant             $______________
    compliance
    (B minus A)

Section 10.4(c) - Interest Coverage
Ratio

A.  Consolidated EBIT (calculated on a          $______________
    rolling 4-quarter basis)

    (i) Consolidated Net Income                 $______________
    (computed without giving effect to
    any gains or losses from dispositions
    of assets and other extraordinary
    items)

    (ii) Consolidated Interest Expense          $______________

    (iii) income tax expense                    $______________

    Sum of (i) + (ii) + (iii)                   $
                                                 ==============

B.  Consolidated Interest Expense               $______________
    (calculated on a rolling 4-quarter
    basis)

C.  Ratio of A to B                             ______:________ See Section 10.4
                                                                (c) of the Note
                                                                Purchase
                                                                Agreement

Section 10.4(d) - Fixed Charge
Coverage Ratio

A.  Consolidated EBITDA (calculated             $______________
    on a rolling 4-quarter basis)


B.  Fixed Charge calculation

    (i) Consolidated Interest Expense           $______________
    (calculated on a rolling 4-quarter
    basis)

    (ii) regularly scheduled principal
    payments on Indebtedness (including
    such payments attributable to Capital
    Leases) of the Company and its
    Subsidiaries for the four consecutive
    fiscal quarters then most recently
    ended                                       $______________

    (iii) cash income taxes of the
    Company and its Subsidiaries for the
    four consecutive fiscal quarters then
    most recently ended                         $______________

    (iv) Cash dividends of the Company
    and its Subsidiaries for the four
    consecutive fiscal quarters then most
    recently ended                              $______________

    Sum of (i) + (ii) + (iii) + (iv)            $______________


    C. Ratio of A to B                          ______:________ See Section 10.4
                                                                (d) of the Note
                                                                Purchase
                                                                Agreement

Section 10.4(e)(i) - Capital Expenditure on new wine barrels

A.  Capital expenditures made on new
    wine barrels during fiscal year to
    date                                        $______________

B.  Capital expenditures on new wine
    barrels that could have been made
    during prior fiscal year but which
    were not made                               $______________

C.  Maximum permitted capital
    expenditures on wine barrels
    ($_________ plus Line B above)              $______________

D.  Excess (deficient) for covenant
    compliance (C minus A)                      $
                                                 ==============

Section 10.4(e)(ii) - Capital Expenditure on other fixed or capital assets

A.  Capital expenditures made on other
    assets during fiscal year to date           $______________

B.  Capital expenditures on other assets
    that could have been made during
    prior fiscal year but which were not
    made                                        $______________

C.  Maximum permitted capital
    expenditures on other assets
    ($_________ plus Line B above)              $______________

D.  Excess (deficient) for covenant
    compliance (C minus A)                      $
                                                 ==============


Section 10.8(h) - Intercompany Loans

A.  Canoe Ridge Intercompany Loan                               $7,000,000
    Amount                                      $______________ (adjusted
                                                                 annually)

B.  Edna Valley Intercompany Loan                               $20,000,000
    Amount                                      $______________ (adjusted
                                                                 annually)

C.  SHW Intercompany Loan Amount                $______________ $8,000,000
                                                                (adjusted
                                                                 annually)

D.  A + B + C                                   $               $35,000,000
                                                 ============== (adjusted
                                                                 annually)

                           FORM OF UPDATE CERTIFICATE

                           See attached certificate.









                                   EXHIBIT G
                        (to the Note Purchase Agreement)

                               UPDATE CERTIFICATE
              for the Reporting Period ended _______________, 20__

Date: [   ], 200[  ]

To:      The Parties to the Note Agreement described below.

Ladies and Gentlemen:

         Reference is made to that certain Amended and Restated Note Purchase Agreement dated as of April 19, 2002 (as amended, modified, renewed or extended from time to time, the "Agreement"), between The Chalone Wine Group, Ltd. (the "Company") and each of the Purchasers named therein. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Agreement, as applicable.

         This Update Certificate is provided pursuant to the Agreement without limiting the Company's or any Subsidiary's ongoing reporting obligations under the Loan Documents with respect to the matters covered by this Update Certificate.

         The undersigned hereby certifies to the Purchasers, that as to the Company and each Subsidiary (each a "Loan Party" and, collectively, the "Loan Parties") that, during the period referred to below to the date hereof (the "Reporting Period"), there has not been (i) any change in its corporate name, in its registration as an organization (or new registration) or in its jurisdiction of organization, (ii) any change in the location of its chief executive office, its principal place of business, any office in which it maintains books or records relating to Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any new such office or facility), (iii) any securities account, bank account or other deposit account opened by a Loan Party or any change in the names or locations of any other persons in possession of Collateral, (iv) any new lease of real property entered into by a Loan Party, (v) the creation or acquisition of any Subsidiary by a Loan Party, (vi) any creation or acquisition by a Loan Party of any new patent or trademark rights, or copyrights, owned or maintained by a Loan Party,
(vii) any acquisition of any right to payment or performance under a letter of credit, or (viii) any new claims of any Loan Party against any third person for damages (whether or not suit has been filed), except as follows:

         1.     Names; Jurisdiction of Organization.

                (a) During the Reporting Period, a Loan Party changed its corporate

                (b) During the Reporting Period, a Loan Party changed its jurisdiction of organization as follows:

(c) During the Reporting Period, a Loan Party changed its registration as an organization or obtained a new registration as follows:

         2.     Locations.

                (a) During the Reporting Period, a Loan Party changed the location of its chief executive office as follows:

                (b) During the Reporting Period, a Loan Party changed the location of its principal place of business as follows:

                (c) During the Reporting Period, a Loan Party changed the location of any office in which it maintains books and records relating to the Collateral owned by it or any office or facility at which Collateral owned by it is located (including the establishment of any such new office or facility and any new co-location of Collateral or other third party site) as follows, and the value of the Collateral at any such new location is also identified:

         3. New Names and Locations of Persons Possessing Collateral (including New Deposit Accounts). During the Reporting Period, the names and locations of any persons other than a Loan Party that have possession of any Collateral of a Loan Party changed as follows (include the location of any new bank accounts, securities custody accounts, or similar accounts opened by a Loan Party during the Reporting Period):

         4. Real Property Leases. During the Reporting Period, a Loan Party entered into new real property leases as follows:

         5. Subsidiaries. During the Reporting Period, a Loan Party created or acquired the following direct or indirect Subsidiaries:

         6. Intellectual Property. During the Reporting Period, a Loan Party created or acquired, or otherwise become entitled to the benefit of, intellectual property consisting of any patents, trademarks, or copyrights (or any renewals, extensions or applications with regard to the foregoing), as follows:

         7. Letter-of-Credit Rights. During the Reporting Period, a Loan Party acquired right to payment or performance under a letter of credit as follows:

         8. Commercial Tort Claims. During the Reporting Period, new claims of a Loan Party against any third person for damages (whether or not suit has been filed) arose as follows:

         Consistent with the provisions of revised Article 9 of the Uniform Commercial Code of the relevant jurisdiction(s) (as and when adopted), the Loan Parties hereby authorize the Collateral Agent to file (with or without a Loan Party's signature), at any time and from time to time thereafter, all financing statements, assignments, continuation financing statements, financing statement amendments, termination statements and other documents and instruments, in form reasonably satisfactory to the Collateral Agent, and take all other action, as the Collateral Agent may deem reasonable, to perfect and continue perfected, maintain the priority of or provide notice of any security interest of the Collateral Agent in the Collateral and to accomplish the purposes of the Agreement.

         IN  WITNESS   WHEREOF,   the   undersigned  has  executed  this  Update
Certificate on behalf of the Loan Parties.


                                 _____________________________________________
                                 Name:
                                 Title:


Note Agreement dated: April 19, 2002

Start date of Reporting Period: ______________